Exhibit 10.1

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith redacts the information subject to the confidentiality request. Pages where confidential treatment has been requested are marked “*** Confidential Treatment Requested” and the redacted material has been separately filed with the Securities and Exchange Commission. All redacted material has been marked by three asterisks (***).

ASSET CONTRIBUTION AGREEMENT

THIS ASSET CONTRIBUTION AGREEMENT (this “Agreement”) is made this 15th day of January, 2015 by and between, Red Lion Hotels Corporation, a Washington corporation (referred to herein sometimes as “Red Lion” and, the limited liability companies identified on Schedule 1.01 (collectively, the “Contributing Entities” and individually or collectively with Red Lion, the “Contributor”) and RL Venture Holding, LLC, a Delaware limited liability company (the “Company”).

RECITALS:

A.The Contributing Entities are each Affiliates (as defined herein) of Red Lion and Red Lion has the power to cause the Contributing Entities to contribute the Property (as herein defined).

B.The Contributing Entities are the fee owners of certain real property located at the addresses and in the commonly known locations identified on Schedule 1.01, including those certain parcels of land legally described in Exhibit A and the improvements and buildings located thereon, and the owners of the Hotels (as hereinafter defined) located thereon, which are identified on Schedule 1.01, which include guest rooms and public facilities, certain leased land, commercial spaces, restaurant(s) and lounge(s), meeting rooms and related facilities, administrative offices, service areas, and other amenities as are currently located therein.

C.Contributor desires to contribute to the Company or it designees, and the Company or its designee desire to receive from Contributor, the Property (as hereinafter defined), at and on the terms set forth in this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, the Contributor and the Company agree as follows:

ARTICLE I DEFINITIONS AND REFERENCES
Section 1.01 Definitions. As used herein, the following terms shall have the respective meanings indicated below:

Accountants: As defined in Section 8.05(a).

Affiliate: With respect to a specific entity, any natural person or any firm, corporation, partnership, association, trust or other entity which, directly or indirectly, controls, or is under common control with, the subject entity, and with respect to any specific entity or person, any firm, corporation, partnership, association, trust or other entity which is controlled by the subject entity or person. For purposes hereof, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any entity or the power to veto major policy decision of any such entity, whether through the ownership of voting securities, by contract, or otherwise.

Agreed Value: As defined in Section 3.01.

Agreement: This Asset Contribution Agreement to contribute the Property, including the Exhibits and Schedules thereto.

Assignment    and    Assumption    Agreements:    The    Assignment    and    Assumption Agreements in the form attached hereto as Exhibit E, to be entered into at Closing.

Assumed Liabilities: As defined in Section 3.03(a).

Bills of Transfer: As defined in Section 7.01(b).

Bookings: Contracts or agreements for the use or occupancy of guest rooms, for meeting and/or banquet facilities or catering services, or any other facilities, of the Hotels.

Breaching Party: As defined in Section 4.01.

Closing: As defined in Section 6.01.

Closing Date: As defined in Section 6.01.

Closing Statement: As defined in Section 8.05(a).

Company: As defined in the preamble.

Company’s Conditions: As defined in Section 9.02

Compensation: The direct salaries, wages and benefits paid to, or accrued for the benefit of, any Employee, incentive compensation, vacation pay and other paid leave, severance pay, employer’s contributions under F.I.C.A., unemployment compensation, workmen’s compensation, or other employment taxes, and payments under Employee Benefit Plans.

Consumables: All food and beverages (alcoholic, to the extent transferable under applicable law, and non-alcoholic); engineering, maintenance and housekeeping supplies, including soap, cleaning materials and matches; stationery and printing, china, glassware, linens, silverware, uniforms, and other inventory and supplies of all kinds, in each case whether opened or unopened, partially used, unused, or held in reserve storage for future use in connection with the maintenance and operation of the Hotels, which are on hand on the date hereof, subject to such depletion and restocking as shall occur and be made in the normal course of business but in accordance with present standards for the full operation of the Hotels and at each Hotel’s customary levels of inventories consistent with past practices, excluding, however, (i) all items of personal property owned by Space Lessees, guests, employees, or persons (other than Contributor or any Affiliate of Contributor, unless denominated as an Excluded Asset hereunder) furnishing food or services to the Hotel; and (ii) Software Programs.

Contributing Entities: The entities identified on Schedule 1.01, each of which holds fee simple title to a portion of the Real Property and Hotels identified, each as identified on Schedule 1.01 and each of which is an Affiliate of Red Lion.

Contribution Funding: The sum of Forty-Eight Million Seven Hundred Eighty-Seven Thousand Three Hundred and Fifty-Two and 00/100 Dollars ($48,787,352.00) which the Company is to pay or distribute to or on behalf of Red Lion pursuant to Section 3.02.

Customarily Operated (or Customary Operations): The actual full operations of the Hotels at the Hotels’ customary levels, consistent with past practices of Contributor.

Cut-off Time: 12:01 A.M. on the Closing Date for all proration and adjustment items.

Deeds: As defined in Section 7.01(a).

Deed of Trust: Any deed of trust, mortgage, security instrument or other agreement constituting a lien any of on the Property.

Disclosure Schedule: A set of the Schedules (as defined below), which set shall be delivered by Contributor to Company simultaneously with the execution of this Agreement.

Documents: All plans, specifications, drawings, blueprints, surveys, environmental reports, soil studies, engineering reports, books and records, and other documents which Contributor or any Affiliate of Contributor has in its possession or control, or has a right to, as the same relate to the Property, including, but not limited to those relating to any prior or ongoing construction or rehabilitation of the Real Property.

Effective Date: Shall mean the day and year first above written in the preamble.

Employee(s): All persons employed by Contributor and/or an Affiliate of Contributor who are performing duties at or on behalf of the Hotels.

Employee Benefit Plans: All employee benefit plans, as that term is defined in Section 3(2)(A) of ERISA, and each other employee benefit plan or program (including all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, supplemental retirement and severance plans to which Contributor or an Affiliate of Contributor contributes or has Contributing on behalf of any of the Employees), excluding all multiemployer benefit plans.

Employment Contract(s): Those contracts and agreements, oral or written, with all or any of the Employees including, but not limited to, individual employment agreements, so-called employee leasing agreements, and union agreements (including, but not limited to, collective bargaining agreements and memorandum or letters of understanding with any union), other than Employee Benefit Plans.

Environmental Laws: Any applicable federal, state, or local law, statute, regulation, rule, ordinance, permit, prohibition, restriction, license, requirement, agreement, consent, or approval, or any determination, directive, judgment, decree or order of any executive, administrative or judicial authority at any federal, state or local level (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, natural resources or public health and safety.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Escrow: The escrow created under the Escrow Agreement for the purpose of facilitating the transactions contemplated hereby.

Escrow Agent: First American Title Insurance Company.

Excluded Assets: Those assets listed on Schedule 1 owned and to be retained by Contributor or Affiliates of Contributor, including: employment manuals, domain names, websites, marks and other intellectual property of Licensor or Red Lion Hotels Corporation; and cash in Contributor’s or the Contributing Entities’ accounts or house banks.

Excluded Permits: Permits and licenses listed on Schedule 2 required for the ownership and operation of the Hotels which are Nontransferable Documents in accordance with the terms of this Agreement, including liquor licenses.

Exhibits: The forms of agreements identified as “Exhibits” herein and listed at the end of this Agreement, including the executed versions thereof delivered in connection with Closing.

Excise Taxes: All sales taxes, occupancy taxes, room taxes, gross receipts taxes, business and occupation taxes, lodging taxes, convention and trade center taxes and similar excises imposed on Contributor by any governmental authority upon the sale of rooms, food, beverages and other goods and services in, at or from the Hotels or on the gross revenues of the Hotels.

Financial Statements: The following financial statements of each of the Hotels identified in Schedule 1.02(b): (i) profit and loss statements for the calendar years ending 2011, 2012 and 2013, (ii) the balance sheets for the Property dated December 31, 2013; (iii) monthly profit and loss statements for the calendar year 2013; and, (iv) monthly statements for January through August of 2014.

Fixtures and Tangible Personal Property: All fixtures, furniture, furnishings, fittings, equipment, cars, trucks, machinery, artwork, sculptures and artifacts, computer and related hardware, and related property, apparatus, signage, appliances, draperies, carpeting, and other articles of tangible personal property now located on the Real Property or used or usable in connection with the operations or any part of the Hotels, subject to such depletions, resupplies, substitutions and replacements as shall occur and be made in the normal course of business but in accordance with present standards for the full operation of the Hotels and at the Hotels’ customary levels of inventories consistent with past practices excluding, however:
(i) Consumables; (ii) equipment and property leased pursuant to Hotel Contracts; (iii) property owned by Space Lessees, guests, employees or other persons (other than Contributor or any Affiliate of Contributor, unless denominated as an Excluded Asset hereunder) furnishing goods or services to the Hotels; (iv) Improvements; and (v) property owned by Licensor or Manager and, in either case, denominated as an Excluded Asset.

Franchise Agreements: Those certain agreements to be entered into between Red Lion Hotels Franchising, Inc. and the Company for the franchise licensing of the Hotels.

Gap Undertaking: As defined in Section 6.02.

Gift Certificates: Certificates, vouchers, coupons or other writings issued by Contributor or its Affiliates which entitle the bearer or beneficiary thereof to receive (i) room nights, food, beverages, goods or services at the Hotels without charge and/or (ii) a credit to be applied in reduction of charges for such room nights, food, beverages, goods or services.

Guest Ledger Receivables: Guest ledger receivables (including, but not limited to, room charges, food and beverage charges and parking charges), incurred in the ordinary course of business in accordance with the Hotels’ credit policies consistently applied.

Hazardous Material: As defined in Section 5.01(m).

Hotels: The Real Property, Fixtures and Tangible Personal Property, Consumables and Miscellaneous Hotel Assets to be Contributed, conveyed, transferred or assigned to the Company in accordance with the terms of this Agreement comprising twelve (12) full service hotels (identified on Schedule 1.01) with associated public facilities, commercial spaces, restaurant(s) and lounge(s), meeting rooms and related facilities, administrative offices, service areas, and other amenities as are currently located therein and currently branded as a Red Lion Hotel, but expressly excluding the Excluded Assets and the Retained Liabilities.

Hotel Contracts: All written service, maintenance, purchase orders, non-software licenses, software licenses (to the extent assignable), leases and other contracts or agreements (including, without limitation, equipment leases capitalized for accounting purposes, software licenses or agreements, on-site and off-site valet and parking agreements, and parking licenses and leases) and any amendments thereto, with respect to the ownership, maintenance, operation, provisioning, or equipping of the Hotels, or any of the Property, as well as written warranties and guaranties relating thereto, if any, including, but not limited to, those relating to computers, IT systems, heating and cooling equipment and/or mechanical equipment, but exclusive, however, of (i) insurance policies, (ii) the Bookings, (iii) the Space Leases (including any guarantees of said Space Leases), (iv) the Employment Contracts, and (v) the Employee Benefit Plans.

Improvements: The buildings, structures (surface and sub-surface) and other improvements, including such fixtures as shall constitute real property, located on the Land.

Land: As to the Hotels, the parcels of real estate described in Exhibit A, and all rights and interests in land and improvements appurtenant thereto, including, without limitation: (i) easements and rights-of-way, (ii) leases, licenses and other privileges, (iii) rights in and to land underlying adjacent highways, streets and other public rights-of-way and rights of access thereto,
(iv) rights in and to strips and gores of land within or adjoining any such parcel, (v) air rights, excess floor area rights and other transferable development rights (“TDRs”) belonging to or useable with respect to any such parcel (including, but not limited to, any TDRs for which the Land and/or Improvements may be eligible under applicable ordinances in the jurisdictions where each of the Hotels are located), (vi) rights to utility connections and hook-ups, (vii) water rights, (viii) riparian rights, and (ix) any other rights, such as easements, which Contributor may have in or with respect to land adjoining any such parcel (including land which is separated from any such parcel only by public highway, street or other right-of-way).

Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction over the Hotels, or the operation thereof or the transfers to which this Agreement applies.

Licensor: Red Lion Hotels Franchising, Inc., which is an Affiliate of Contributor.

Liens: Any mortgage, deed of trust or other consensual lien, mechanic’s or any materialman’s lien, judgment lien, lien for delinquent real property taxes or assessments, other tax and statutory lien (other than the lien for non-delinquent real estate taxes and assessments or any lien arising out of any activity of the Company) that secures an obligation of Contributor or the Contributing Entities and affects Contributor’s or the Contributing Entities’ title to any of the Property.

Losses: As defined in Section 14.01.

Management Agreement: Those certain agreements to be entered into between Manager and Affiliates of the Company for management of the Hotels.

Manager: Red Lion Hotels Management, Inc., which is an Affiliate of Contributor.

Marks: Any trademark, trade name, service mark, logo or other proprietary name, mark or design which is owned by Contributor (or licensed to Contributor and assignable in conjunction with a sale of the Hotels) and used exclusively or primarily in connection with the Hotels, together with all the good will associated with the use of such name, mark or design in connection the Hotels, but excluding any service marks or logos owned by Licensor or Red Lion Hotels Corporation.

Material Bookings: All Bookings for meetings and banquet facilities or catering services and, with respect to guest rooms, any contract for seven (7) or more room nights.

Miscellaneous Hotel Assets: All guest-lists, leases, concessions, assignable warranties, URLs, domain names, and Marks and all other items of intangible and intellectual personal property relating to the ownership or operation of Hotels (including all correspondence, hotel guest and mailing lists, guest histories (but only to the extent such guest histories relate to the any of the Property and do not include guest histories for other hotels owned or operated by Contributor or its Affiliates) and other marketing information, reservation lists, keys and lock and safe combinations), but such term shall not include any Excluded Assets.

New York Style Closing: As defined in Section 6.02.

Non Transferrable Document: As defined in Section 13.02.

Obligations: All payments required to be made and all representations, warranties, covenants, agreements and commitments required to be performed under the provisions of this Agreement by Contributor or the Company, as applicable.

Permits: All licenses, franchises and permits, certificates of occupancy, authorizations and approvals used in or relating to the ownership, occupancy or operation of any part of the Hotels, including, without limitation, those necessary for the sale and on-premises consumption of food, liquor and other alcoholic beverages.

Permitted Exceptions: (a) Exceptions reflected in the Title Policy Pro Formas, (b) the Space Leases and (c) any encumbrances, restrictions, exceptions and other matters approved by the Company to which title to the Property may be subject on the Closing Date; provided, however, Permitted Exceptions shall not include any Liens.

Person: Any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other legal entity, and any fiduciary acting in such capacity on behalf of any of the foregoing.

Personal Property: All of the Property other than the Real Property.

Property:    (i) The Real Property; (ii) the Fixtures and Tangible Personal Property;
(iii) the Consumables; (iv) the rights of Contributor under Hotel Contracts and Spaces Leases;
(v)the Bookings; (vi) the Permits (other than Excluded Permits); (vii) the Documents; and (viii) all other Miscellaneous Hotel Assets, provided, however, that Property shall not include the Excluded Assets or the Retained Liabilities.

Real Property: The Land together with the Improvements located on the Land.

Red Lion: Red Lion Hotels Corporation, a Washington corporation.

Retained Liabilities: As defined in Section 3.03(b).

Schedules: The items and documents identified as “Schedules” herein.

Contributor: As defined in the preamble.

Contributor’s Accountants: As defined in Section 8.05.

Contributor’s Conditions: As defined in Section 9.01.

Contributor’s Knowledge and Known to Contributor and like phrases: Any written notice received by any entity comprising Contributor or the current actual knowledge of any one or more of the following: Greg Mount (President and Chief Executive Officer of Red Lion Hotels Corporation), Julie Shiflett (Executive Vice President of Finance of Red Lion Hotels Corporation), Harry G. Sladich ((Executive Vice President, Hotel Operations and Sales), and Thomas McKeirnan (general counsel of Red Lion Hotels Corporation). Contributor represents and warrants that the foregoing-named Persons are those individuals most appropriate to have the knowledge of the matters to which the representations and warranties being made by Contributor relate.

Shelbourne: As defined in the preamble.

Software Programs: The software programs for the operation of the Hotels and accounting functions for the general ledger, accounts payable, accounts receivable and payroll for the Hotels that are proprietary to Manager and/or Licensor. The Software Programs will not be conveyed to the Company at the Closing.

Space Leases: All leases, licenses, concessions and other occupancy agreements, and any amendments thereto in effect on the date hereof, whether or not of record, for the use or occupancy of any portion of the Real Property excluding, however, Bookings.

Space Lessee: Any person or entity entitled to occupancy of any portion of the Real Property under a Space Lease.

Taxes: All taxes and other governmental charges of any kind whatsoever that may at any time be assessed or levied against or with respect to the Property, or any part thereof or any interest therein, including, without limitation, all general and special real estate taxes and assessments or taxes assessed specifically in whole or in part in substitution of general real estate taxes or assessments; any taxes levied upon or with respect to the revenue, income or profits of Contributor from all or any part of the Property which, if not paid, will become a lien on all or any part of the Property, or a lien or charge on the rents, revenues or receipts therefrom; all Excise Taxes; all assessed ad valorem taxes; all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Property and all assessments and other charges made by any governmental agency for improvements that may be secured by a lien on the Property.

Title Company: First American Title Insurance Company.

Title Defect: Any exception to or defect in Contributor’s title to the Property, including (without limitation), any lien, claim, charge, security interest, easement, right of way, covenant, condition, restriction or encumbrance other than a Permitted Exception.

Title Policy: As defined in Section 9.02(e).

Title Policy Pro Formas: As defined in Section 9.02(d).

Violation: Any condition with respect to the Property which constitutes a violation of any Legal Requirements.

WARN Act: The Worker Adjustment and Retraining Notification Act of 1988.

Section 1.02 References. Except as otherwise specifically indicated, all references to Section and Subsection numbers refer to Sections and Subsections of this Agreement. References to Exhibits refer to the Exhibits as defined above, and references to Schedules refer to the Schedules as defined above. The words “hereby,” “hereof,” “herein,” “hereto,”

“hereunder,” “hereinafter,” and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The word “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement. Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement. Time shall refer to the time in effect in Washington unless otherwise specified.

ARTICLE II CONVEYANCE OF PROPERTY
Section 2.01 Property to be Conveyed. On the Closing Date, Contributor shall contribute, convey, transfer, assign and deliver to the subsidiaries of the Company as designated by the Company, and the Company shall cause its subsidiaries as the Company’s designees to acquire and accept, all of Contributor’s right, title and interest in the Property.

ARTICLE III

AGREED VALUE OF PROPERTY

Section 3.01 Agreed Value of Property at Closing. The value (the “Agreed Value”) of the Property is Eighty-Nine Million, Eight Hundred Thirty-Six Thousand Nine Hundred and Thirty-Eight and 00/100 Dollars ($89,836,938). The Agreed Value for the Property held by the Contributing Entities shall be allocated in accordance with the values reasonably attributable to the Land, Improvements, Personal Property and any other components of the Property as set forth on Schedule 3.01. The Agreed Value is allocated among the Property as set forth in Schedule 3.01. Such allocations shall be binding on the Contributor and the Company for all income tax purposes.

Section 3.02 Contribution Funding. Contemporaneously with the Contributor’s contribution of the Property to the Company, the Company shall pay or cause to be paid on behalf of Red Lion the sum of Thirty Million Six Hundred Forty Thousand Seven Hundred Nineteen and 00/100 Dollars ($30,640,719.00) to secure the release of the Wells Fargo mortgages on the Property and (b) distributed to Red Lion the sum of Eighteen Million One Hundred Forty-Six Thousand Six Hundred and Thirty-Four 00/100 Dollars ($18,146,634).

Section 3.03 Assumption of Liabilities; Retained Liabilities.

(a)Except as otherwise provided in Section 3.02(b) below, the Company shall assume at Closing and pay the following obligations (“Assumed Liabilities”):
(i)Contributor’s obligations and liabilities with respect to the Contributing Entities or operation of the Hotels which this Agreement expressly provides are to be assumed by the Company; and (ii) all liabilities relating to the Property or operation of the Hotels that first arise after the Cut-off Time, other than Retained Liabilities, subject to the adjustments and prorations described in Article VIII and the indemnification provisions of this Agreement.

(b)The Company shall have no liability or obligation for the following (“Retained Liabilities”): (i) federal, state and local income, franchise, sales or payroll taxes, Excise Taxes or other Taxes (other than real estate taxes and assessments which shall be prorated as of the Cut-off Time) of Contributor or for which Contributor is liable, including any interest and/or penalties thereon, arising attributable to any period prior to the Cut-off Time; (ii) any unemployment compensation or industrial insurance deposit obligations relating to the Property and Employees (collectively, “Employment Obligations”) that arise prior to the Cut-off Time; (iii) any liability the existence of which would constitute a breach of any of Contributor’s representations or warranties contained in Article V; and (iv) all liabilities and obligations relating to the Property or operation of the Hotels that arise from acts or events that occur prior to the Cut-off Time, subject to the adjustments and prorations described in Article VIII for those items which such Article provides are to be adjusted or prorated as provided therein.

ARTICLE IV CONFIDENTIALITY; TITLE
Section 4.01    Confidentiality.

(a)Each party shall ensure that all confidential information which such party or any of its respective officers, directors, employees, attorneys, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, manner of doing business, customer lists, contract vendees, business, properties, assets, liabilities, or future prospects of the other party, any affiliate of the other party, or any customer or supplier of such other party or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them, in each case without the prior written consent of the other party; provided, however, that the restrictions of this sentence shall not apply (1) as may otherwise be required or given by law (for example, this sentence shall not apply to any disclosures or notices made after the Effective Date in connection with the Company’s obtaining a new full liquor license or temporary liquor permit); (2) as may be necessary or appropriate in connection with the enforcement of this Agreement; (3) to the extent such information shall have otherwise become publicly available, or (4) as to the Company, to disclosure by or on its behalf to existing or prospective lenders or investors or to others whose consent may be required or desirable in connection with obtaining the financing or consents which are required or desirable to consummate the transactions contemplated herein; provided that such party has been advised to that such information is confidential. Each party shall, and shall cause all of such other persons and entities who received confidential data from it to, either destroy or deliver to the other party all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at such time as negotiations with respect to the transactions contemplated herein are terminated. In the event of any breach or intended breach by either party (the “Breaching Party”) of the terms of this Section 4.01, the Breaching Party agrees to the entry of an order restraining such Breaching Party from breaching this paragraph and such Breaching Party agrees to promptly reimburse the other party for its reasonable counsel fees and disbursements in connection with such action or proceeding enforcing this paragraph.

(b)The Company acknowledges that Red Lion Hotels Corporation is a publicly traded company and this Agreement and any Exhibits and Schedules thereto may be disclosed to and filed with the Securities and Exchange Commission or to any other party to the extent required by law as Contributor determines in its reasonable discretion.

ARTICLE V REPRESENTATIONS AND WARRANTIES
Section 5.01    Representations and Warranties of Contributor.    Contributor hereby
represents and warrants the following to the Company:

(a)Due Organization, etc. This Agreement has been duly authorized by all requisite action on the part of Contributor. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, except as otherwise expressly provided herein, do not require the consent or approval of any governmental authority, nor shall such execution and delivery result in a breach or Violation of any Legal Requirement, or constitute a default (or an event which with notice and passage of time or both will constitute a default) under any contract or agreement to which Contributor or an Affiliate is a party or by which it or the Property is bound. This Agreement constitutes the valid and binding obligation of Contributor, enforceable against Contributor in accordance with their respective terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

(b)Title to Property. Contributor has good, marketable, fee simple title to the Real Property subject only to the title exceptions specifically listed on the Title Policy Pro Formas or as depicted on current surveys of the Real Property certified by surveyors licensed in the states where the Real Property is located. Contributor has good title to the Personal Property, subject only to the Permitted Exceptions. All items of Personal Property have been fully paid for or will be paid for by Contributor prior to the Closing.

(c)Permits. (i) Schedule 5.01(c) identifies all existing Permits and is complete and correct in all material respects; (ii) such Permits constitute all of the Permits to be currently necessary for the ownership and operation of the Hotels, or any restaurant, bar or other operation connected therewith including but not limited to, the food and beverage licenses and liquor licenses required to sell and serve same at the Hotels; (iii) no material default has occurred in the due observance or condition of any Permit which has not been heretofore corrected, and to Contributor’s Knowledge no default has occurred in the due observance or condition of any such liquor license; (iv) to Contributor’s Knowledge, no Space Lessee has received any notice from any source to the effect that there is lacking any Permit needed in connection with the operation of the Hotels or any restaurant, bar or other operation connected therewith; and (v) all Permits (except those Permits which are designated Excluded Permits in Schedule 2) are assignable to the subsidiaries or Affiliates operating the Hotels and, as to such Excluded Permits, new permits have been issued to replace the Excluded Permits.

(d)Hotel Contracts. Schedule 5.01(d) lists all of the material Hotel Contracts, as amended from time to time, and the information noted therein is complete and correct in all respects. For purposes of this section, a material Hotel Contract is any contract that is not cancellable on 30 days’ notice or causes a financial commitment in excess of
$25,000 in the aggregate for the term of the Hotel Contract. Any commissions relating to the Hotel Contracts have been paid in full except for such as are specifically identified on Schedule 5.01(d) and attributable to events occurring after Closing. All of the Hotel Contracts have been made either by Contributor or by Manager, as agent for Contributor. All of the Hotel Contracts are in full force and effect. Except as disclosed in Schedule 5.01(d), (i) there is no default under any Hotel Contract on the part of Contributor (or Manager) and (ii) to Contributor’s Knowledge, there is no default under any Hotel Contract on the part of the other party thereto. Contributor has provided true and correct copies of all Hotel Contracts to the Company. Except as specifically described in Schedule 5.01(c) or Schedule 5.01(d), neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement require the prior approval or consent of any Person.

(e)Space Leases. There are no Space Leases affecting the Property except as listed on Schedule 5.01(e) and true, correct and complete copies thereof have been provided to Company.

(f)Taxes. (i) all Excise Taxes and other Taxes due and payable in connection with the operation of the Hotels prior to Closing have been (or by Closing will have been) timely paid; and (ii) in connection therewith, Contributor (or its agents or employees on Contributor’s behalf) has filed (or by Closing will have filed) all tax returns and reports required to be filed by it on or prior to the Closing (taking into account applicable extensions of time to file such tax returns and reports) with all taxing authorities requiring the same.

(g)Fixtures, Tangible Personal Property, etc. Each guest room contains a usual and customary set of furniture and furnishings used in the normal ongoing operation of the Hotels. The quantities of Fixtures and Tangible Personal Property and Consumables in the Hotels are sufficient for the proper and efficient operation of the Hotels in accordance with the standards of full operation of the Hotels at the Hotels’ customary levels, consistent with past practices of Contributor.

(h)Financial Statements. Complete copies of the Financial Statements have been provided to the Company. The Financial Statements fairly and accurately present the results of operation of the Hotels for the periods indicated therein, and were prepared in accordance with generally accepted hotel accounting principles applied on a consistent basis.

(i)Material Bookings. A PDF file described on Schedule 5.01(i) was delivered to the Company and identifies all Material Bookings for periods from Closing until March, 2015, provided, any representation and warranty made by Contributor in this Agreement shall not be deemed to be, in any manner, a guarantee of any Bookings, or of the income potential represented thereby.

(j)Pending Litigation; Legal Requirements; Violations. Except as described in Schedule 5.01(j), there are no actions, suits, or proceedings of any kind (including any investigations).01, pending or (to the Contributor’s knowledge) threatened against Contributor or Manager or affecting any of Contributor’s or Manager’s rights, in each case, with respect to the Property, at law or in equity, or before any federal, state, municipal, or other governmental agency or instrumentality, arbitrator, mediator, or tribunal, which might result in any order, injunction, decree or judgment having a material adverse effect on the Hotels or the Property, nor is Contributor aware of any facts which might result in any action, suit or proceedings. Contributors has operated the Hotels in accordance with all applicable laws. Except as specifically listed in Schedule 5.01(j), Contributor has not received any written notice from any governmental authority having jurisdiction over the Contributor or any of the Property of (1) any pending violation of any applicable law with respect to any of the Property, or (2) any pending violation, suspension, revocation, or non-renewal of any license or permit with respect to any of the Properties.

(k)Employees; Employment Contracts. Except as set forth on Schedule 5.01(k), there are no employees of any of Contributor with regard to any of the Property or any Employment Contracts which affect the Hotels other than letters offering employment in the ordinary course of business.

(l)Utilities. All utility equipment and facilities required for the operation and use of the Hotels are located on the Property at each Hotel and all agreements for providing utilities are with direct providers.

(m)Environmental Matters. Except as set forth in the Phase I and Phase II environmental site assessments listed on Schedule 5.01(m), (i) no Hazardous Materials have been located on the Property or have been released into the environment, or discharged, placed or disposed of at, on or under the Property, except for materials used in connection with the operation of the Hotels which have be stored, used or disposed of in manners and quantities which do not violate any laws or regulations applicable thereto;
(ii)no underground storage tanks have been located on the Property except for a any tanks which have been closed and abandoned in place by Contributor in compliance with all laws and regulations applicable thereto or by a prior owner; (iii) the Property has not been used as a dump for waste material; and (iv) the Property has complied in all material respects with any applicable governmental law, regulation or requirement relating to environmental and occupational health and safety matters and Hazardous Materials. The term “Hazardous Materials” shall mean any material, waste, chemical, compound, substance, asbestos-containing material, toxic mold, mixture, or byproduct that is identified, defined, designated, listed, restricted or otherwise regulated under Environmental Laws as a “hazardous material,” “hazardous waste,” “hazardous substance,” “toxic substance,” “toxic waste,” “carcinogenic,” “mutagenic,” “pollutant,” “contaminant” or any other variant of such terms.

(n)Contributor Not A Foreign Person. Contributor is not a “foreign person” as defined in Section 1445(f)(3) of the Code.

(o)Work in Progress. Except as described in Schedule 5.01(o), no construction, repair, remodeling or renovation work (other than day-to-day repairs and cosmetic refurbishments) is in progress with respect to any of the Property.

(p)No Bankruptcy. No voluntary or involuntary actions are pending against any Contributor under the bankruptcy laws of the United States or any state thereof, and no Contributor has not made any general assignment for the benefit of creditors or permitted the appointment of a receiver of its business or assets.

(q)OFAC. Neither Contributor nor any Person controlling Contributor is (1) identified on the list of “Specially Designated Nationals or Blocked Persons” maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”),
(2) a “Specially Designated National or Blocked Person”, (3) controlled by the government of any country that is subject to an embargo or economic or trade sanctions by the United States government, (4) acting on behalf of a government of any country that is subject to such an embargo, and (5) involved in business arrangements or otherwise engaged in transactions with countries subject to economic or trade sanctions imposed by the United States government. For the purposes of this Agreement, “Specially Designated National Blocked Person” means: (x) a person or entity designated by OFAC from time to time as a “specially designated national or blocked person” or similar status, (y) a person or entity described in Section 1 of U.S. Executive Order 13224, issued on September 23, 2001, or (z) a person or entity otherwise identified by government or legal authority as a person with whom either this firm or the foundation is prohibited from transacting business. A list of such designations and the text of the Executive Order are published under the Internet website address www.ustreas.gov/offices/enforcement/ofac;

(r)ERISA. Contributor is not and is not acting on behalf of an Employee Benefit Plan, that is subject to Title I of ERISA, a “plan” within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code, or an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101 (as modified by Section 3(42) of ERISA) of any such employee benefit plan or plans. None of the Property is plan assets as defined or determined under ERISA.

Except as specifically set forth herein, Contributor has not made and does not make or give any warranties or representations.

Section 5.02    Representations and Warranties of the Company.    The Company hereby represents and warrants the following to Contributor:

(a)Authority. The Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby pursuant to the terms and conditions hereof.

(b)No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, breach, result in a default under, or violate any commitment, document or instrument to which the Company is a party or by which it is bound.

The Company is not relying on any warranty or representation made by any person acting on Contributor’s behalf as to the physical condition, past or future income, expenses or operations of the Hotels or any other matter or thing affecting or relating to the Property, except as disclosed or provided in this Agreement, the Exhibits, the Schedules and the Contributor’s Closing Certificate.

Section 5.03 Restatement and Duration of Representations and Warranties. All representations and warranties contained in Section 5.01 and Section 5.02 shall be deemed restated on (and made as of) the Closing Date and shall survive for the period of one (1) year from the Closing Date.

Section 5.04    As-Is Purchase/Disclaimer of Implied Representations or Warranties.

(a)AS-IS PURCHASE. THE COMPANY ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT, EXCEPT AS EXPRESSLY PROVIDED IN Section 5.01 ABOVE OR IN THE EXHIBITS OR THE DISCLOSURE SCHEDULE OR ANY SCHEDULE UPDATE AND WITHOUT AFFECTING ANY OF THE OBLIGATIONS OF CONTRIBUTOR OR THE COMPANY UNDER THIS AGREEMENT: (I) ANY INFORMATION INCLUDING DOCUMENTS AND OTHER INFORMATION PROVIDED, SUPPLIED OR MADE AVAILABLE BY CONTRIBUTOR IS FURNISHED TO THE COMPANY SOLELY AS A COURTESY; (II) THE INFORMATION IS PROVIDED, AND THE PROPERTY IS CONTRIBUTED TO THE COMPANY, ON AN AS-IS- WHERE-IS BASIS AND CONTRIBUTOR MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE INFORMATION OR THE PROPERTY; AND (II) NO REPRESENTATIONS, WHETHER WRITTEN OR ORAL, HAVE BEEN MADE BY CONTRIBUTOR, OR ITS AGENTS OR EMPLOYEES IN ORDER TO INDUCE THE COMPANY TO ENTER INTO THIS AGREEMENT.

(b)EXCEPT AS EXPRESSLY PROVIDED IN Section 5.01 AND WITHOUT AFFECTING ANY OF THE OBLIGATIONS OF CONTRIBUTOR OR THE COMPANY UNDER THIS AGREEMENT, AS PART OF THE COMPANY’S AGREEMENT TO ACCEPT THE PROPERTY AS-IS-WHERE-IS, AND NOT AS A LIMITATION ON SUCH AGREEMENT, THE COMPANY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS THE COMPANY MIGHT HAVE REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR TYPE, RELATING TO THE PROPERTY AND THE INFORMATION.

(c)RELEASE. WITH THE EXCEPTION OF: (I) CONTRIBUTOR' S DEFAULT, CONTRIBUTOR'S BREACH OF ANY REPRESENTATION OR WARRANTY OF CONTRIBUTOR, OR CONTRIBUTOR'S COVENANTS OR INDEMNIFICATION OBLIGATION SPECIFICALLY SET FORTH IN THIS AGREEMENT, OR (II) ANY CLAIMS ARISING OUT OF CONTRIBUTOR'S FRAUD, THE COMPANY, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY RELEASES AND FOREVER DISCHARGES CONTRIBUTOR FROM AND AGAINST ANY AND ALL COST, LIABILITY OR DEMAND ARISING OUT OF OR RELATED TO THE PROPERTY WHICH THE COMPANY HAS AT CLOSING OR MAY HAVE IN THE FUTURE.

THE COMPANY HEREBY SPECIFICALLY ACKNOWLEDGES THAT THE COMPANY HAS CAREFULLY REVIEWED TIDS SUBSECTION AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF TIDS SUBSECTION ARE A MATERIAL PART OF THE AGREEMENT AND OF THE CONSIDERATION GIVEN TO CONTRIBUTOR UNDER THE AGREEMENT.
Company's Initials: _________
ARTICLE VI CLOSING MATTERS
Section 6.01 Closing. The closing of the transaction contemplated hereby (the "Closing") shall take place through the parties' authorized release of the escrow established with the Title Company not later than 5:00 PM, Seattle, Washington time on January 15, 2015 the "Closing Date").

Section 6.02 New York Style Closing. This transaction shall be closed by means of a so-called "New York Style Closing," with the concurrent delivery of the documents of title, and the delivery of the Title Policies; provided, however, such closing shall not be a so-called "Table Closing", and the closing shall occur through the Escrow. The Contributor shall provide and shall pay one hundred percent (100%) of the cost of any undertaking and/or indemnity (the "Gap Undertaking") to the Title Company necessary for the New York Style Closing to occur.

ARTICLE VII CLOSING DELIVERIES
Section 7.01 Contributor' s Deliveries. At Closing, Contributor shall deliver, or cause to be delivered to the Company (which shall mean, for purposes of this Section any permitted assignee of the Company to which the Company has assigned this Agreement prior to Closing), the following, each of which shall be in form and substance acceptable to the Company and, in the case of documents of transfer or conveyance, shall be accepted or consented to by all parties required to make such transfer or conveyance effective, each executed by Contributor except as otherwise specified below:

(a)a recordable deed for each of the Hotels substantially in the form that is attached as Exhibit B, modified to conform to the legal requirements for conveyances in the state where each Hotel is located, from Contributor to the Company, or its assignee, subject only to the Permitted Exceptions (the “Deeds”);

(b)a Bill of Transfer for each of the Hotels substantially in the form attached hereto as Exhibit C transferring to the Company all of Contributor’s right, title and interest in and to each and every item of Fixtures and Tangible Personal Property, Documents, and Consumables to be transferred hereunder (each, a “Bill of Transfer”, and collectively, the “Bills of Transfer”);

(c)an Assignment and Assumption Agreement for each of the Hotels substantially in the form attached hereto as Exhibit D conveying and transferring to the Company all of Contributor’s right, title and interest in, to and under all of the Bookings, the Hotel Contracts disclosed on Schedule 5.01(d), the Space Leases disclosed on Schedule 5.01(e) (including any guarantees under the Space Leases), Permits (other than Excluded Permits) and all other Miscellaneous Hotel Assets with (i) the agreement of Contributor to indemnify, protect, defend and hold the Company harmless from and against any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorney’s fees) arising in connection with the operation of the Property during the period of time prior to the Closing and (ii) the corresponding agreement of the Company to indemnify Contributor for claims arising in connection with the foregoing and relating to the period of time after the Closing other than with respect to any claims for any Retained Liabilities (the “Assignment and Assumption Agreements”);

(d)Certifications of Non-Foreign Status in the form attached hereto as Exhibit E for each of the Contributing Entities;

(e)notices to third parties to Hotel Contracts of the change in ownership of the Hotel and such estoppels and subordination agreements required by the Company in connection with the Closing;

(f)If required by the Title Company, such documents, if any, as may be reasonably required by the Title Company, on forms customarily used by the Title Company in order to issue the Title Policies subject only to the Permitted Exceptions in accordance with the requirements for the New York Style Closing as described in Section
6.02 (including without limitation a so called “Gap Indemnity” as may be reasonably required by the Title Company, on forms customarily used by the Title Company);

(g)Evidence of the existence, organization and authority of the Contributing Entities and the Contributor and of the authority of the persons executing documents on behalf of the Contributing Entities and the Contributor reasonably satisfactory to the Title Company and the Company;

(h)payoff letters from the holders of any secured obligations of Contributor together with cancellations or terminations of any and all deeds of trust, mortgages, or other security instruments creating or evidencing a monetary lien or security interest in the Property;

(i)documents executed by Manager and Licensor confirming that the existing Hotel management agreements and existing Hotel franchise agreements will terminate effective as of Closing;

(j)	the Contributor’s Closing Certificate;

(k)	the Closing Statement; and

(l)such additional deliveries as may be required by this Agreement or any Exhibit attached hereto.

Section 7.02 The Company’s Deliveries. At Closing, the Company shall deliver, or cause to be delivered to Contributor, the following, each of which shall be in form and substance acceptable to counsel for Contributor and, in the case of documents of transfer or conveyance, shall be accepted or consented to by all parties required to make such transfer or conveyance effective, each executed by the Company except as specified below:

(a)the Closing Statement;

(b)	the Assignment and Assumption Agreements;

(c)	a duly executed Management Agreement for each of the Hotels;

(d)	a duly executed Franchise License Agreement for each of the Hotels; and

(e)such additional deliveries as may be required by this Agreement or any Exhibit attached hereto.

Section 7.03    Reserved.

Section 7.04 Further Assurances. Contributor and the Company will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to convey, assign and transfer the Property to the Company hereunder.

Section 7.05 Possession. Exclusive possession of the Property shall be delivered to the Company at Closing subject only to any Space Leases.

ARTICLE VIII

ADJUSTMENTS AND PRORATIONS-CLOSING STATEMENTS

Section 8.01 Adjustments and Prorations. All revenues and expenses for the Hotels shall be allocated between Contributor and the Company as provided herein, effective as of the Cut-off Time. Except as expressly provided herein, Contributor shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to but not including the Cut-off Time, and the Company shall be entitled to all revenue and be responsible for all expenses for the period of time from, after and including the Cut-off Time. Without limiting the foregoing, the following matters and items shall be apportioned between the parties hereto or, where appropriate, credited in total to a particular party, as of the Cut-off Time as provided below representatives from the Company and the Contributor shall establish the Closing Statement (which the Company and the Contributor shall reconcile, as necessary, within sixty (60) days after Closing) in accordance with the following:

(a)Guest Ledger Receivables. Contributor shall be entitled to recovery of Guest Ledger Receivables in accordance with Section 8.02 provided that Contributor and the Company shall each receive a credit equal to one-half (50%) of the amount of Guest Ledger Receivables for the full room night during which the Cut-off Time occurs. All restaurant and bar facilities will be closed as of the Cut-off Time and Contributor shall receive all of the cash income from the same until the Cut-off Time.

(b)Taxes and Assessments. All ad valorem taxes, special or general assessments, personal property taxes, water and sewer rents, rates and charges, vault charges, canopy permit fees, street use permit fees and other municipal permit fees shall be apportioned between the parties. If the amount of any such item is not ascertainable on the Closing Date, the credit therefor shall be based on one hundred percent (100%) of the most recent available bill and shall be reprorated within fifteen (15) days of receipt of the final tax bill.

(c)Utility Contracts. Telephone contracts and contracts for the supply of heat, steam, electric power, gas, lighting, wireless internet access and any other utility service shall be apportioned between the parties, with Contributor receiving a credit for each deposit, if any, made by Contributor as security under any such public service contracts if the same is transferable and provided such deposit remains on deposit for the benefit of the Company. Where possible, cut-off readings will be secured for all utilities on the Closing Date.

(d)Hotel Contracts and Space Leases. Any amounts prepaid or payable under any Hotel Contracts and Space Leases shall be apportioned between the parties; provided, only the rental income and related landlord expenses for the Space Leases shall be prorated with the Company receiving a credit for any advance rents allocable to the period after the Cut-off Time and received by Contributor, and no past due rent under the Space Leases shall be apportioned. Any percentage rentals under Space Leases shall be prorated on the basis of the ratio of the number of days expired before Closing to the number of days after Closing, for the current percentage rent period of the Space Lease.

The Company shall receive a credit for all security deposits held by Contributor and all obligations with respect to such security deposits shall be assumed by the Company. Any amounts received by the Company after Closing as rents under the Space Leases shall be applied first to rent accruing after Closing and then to rents that may have been unpaid prior to Closing.

(e)License Fees. Fees paid for Permits (other than Excluded Permits) shall be apportioned between the parties to the extent such Permits are assignable.

(f)Advance Payments. Advance payments, if any, under Bookings for Hotel facilities shall be prorated as of the Closing Date; provided that the Company shall receive a credit for any advance deposits for Bookings received by Contributor for future room reservations occurring after the Cut-off Time or future contracts or group sales agreements.

(g)Compensation of Employees. Contributor shall be responsible for, and shall pay when due, all Compensation of Employees until the Cut-off Time. The Company shall be responsible for, and shall pay when due, all Compensation of Employees after the Cut-off Time. Accrued but unpaid Compensation due Employees from Contributor shall be assumed by the Company and the Company shall receive a credit therefor.

(h)Commissions. Prepaid expenses for all commissions to credit and referral organizations to the extent payable under any Hotel Contract assumed by the Company shall be prorated as of the Closing Date.

(i)Other Adjustments and Prepaids. Such other items as are provided for in this Agreement or as are normally prorated, credited or adjusted in the sale of a hotel, including, without limitation, all petty cash funds and cash in house banks, and all deposits and prepaid items shall be prorated in accordance and as of the Cut-off Time and consistent with customary practice in the hospitality industry.

Section 8.02 Payment. The credits in favor or against the Contributor and the Company shall as set forth on Schedule 8.02.

Section 8.03 Accounts Receivable. Contributor shall retain the Accounts Receivable as Excluded Assets and the Company shall permit the Manager after collecting all receivables that are attributable to the period after Closing to collect the Accounts Receivable on behalf of Contributor.

Section 8.04 Accounts Payable. Subject to Section 8.01(d), the Company shall assume all trade accounts payable of Contributor under the Hotel Contracts assumed by the Company, other than with respect to any Excluded Assets or Retained Liabilities, but only to the extent such accounts payable attributable to the post-Closing operation of the Hotels are identified in the Closing Statement.

Section 8.05 Closing Statements.

(a)Closing Statement. Contributor has caused its accounting staff (“Contributor’s Accountants”) to make such inventories and examinations of the Hotels, and of the books and records of the Hotels, as Contributor’s Accountants have deemed necessary to make the adjustments and prorations required under this Article VIII, or under any other provisions of this Agreement. Based upon such inventories and examinations, Contributor’s Accountants, in consultation with the Company, have prepared and delivered Contributor’s best estimate, in consultation with the Company, of the amounts of the items requiring the prorations and adjustments in this Agreement. The amounts of such prorations and adjustments are the basis for and shall be the closing statement (the “Closing Statement”). A copy of Closing Statement is attached hereto as Schedule 8.05(a).

(b)Disputes. The Company shall evaluate the Closing Statement. In the event the representatives of Contributor and the Company are unable to reach agreement with respect to preparation of the Closing Statement then, the parties shall submit their dispute to a mutually selected firm of independent certified public accountants of recognized standing in the hotel industry (the “Accountants”), and the determination of such firm shall be made conclusive on both parties hereto within sixty (60) days from the Closing Date.

(c)Period for Recalculation. Notwithstanding the foregoing, if at any time within one hundred twenty (120) days following the Closing Date, either party discovers any error or any items which should have been included in the Closing Statement but were omitted therefrom, then such errors shall be corrected and/or such omitted items shall be adjusted in the same manner as if they had been correctly adjusted or their existence had been known at the time of the preparation of the Closing Statement.

ARTICLE IX CONDITIONS TO OBLIGATIONS
Section 9.01    Conditions to Contributor’s Obligations. The obligation of Contributor to close the transaction and deliver the documents and instruments required hereunder shall be subject to satisfaction in full of the following conditions (“Contributor’s Conditions”) on or before the Closing Date:

(a)The Company shall have performed on or before the Closing Date the obligations required to be performed by it on or before the Closing Date.

(b)The Company shall have completed all the deliveries and actions required to be made by the Company under Section 7.02 and elsewhere in this Agreement.

(c)There shall be no material breach of any of the Company’s representations, warranties and covenants set forth in this Agreement.

(d)There shall not then be any pending or, to the knowledge of either the Company or Contributor, threatened litigation against the Company which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or obligations of the Company herein.

Contributor’s Conditions are solely for the benefit of Contributor and may be waived only by Contributor. Any such waiver or waivers shall be in writing and shall be delivered to the Company. If any of Contributor’s Conditions is not satisfied or has not been so waived by notice to the Company prior to the Closing Date, Contributor shall give written notice to the Company describing the condition or conditions that have not been satisfied or waived and either Contributor or the Company by notice to the other party shall be entitled to postpone the Closing Date by up to thirty (30) days in the aggregate for the purpose of attempting to satisfy such condition or conditions by delivering written notice on or before the then scheduled Closing Date. Nothing contained in this Agreement shall require the Company or Contributor to r to bring any suit or other proceeding or, except as otherwise expressly required by this Agreement, to pay any substantial sum, to satisfy any conditions to Closing.

Section 9.02 Conditions to the Company’s Obligations. The obligation of the Company to accept the Property and credit other sums provided for herein and to close the transactions contemplated hereby is subject to satisfaction in full of each of the following conditions (“Company’s Conditions”) on or before the Closing Date:

(a)The representations, warranties and agreements of Contributor contained in Section 5.01 shall be true and accurate in all material respects on the Closing Date, as if made on such date.

(b)Contributor shall have performed on or before the Closing Date the obligations required to be performed by it on or before the Closing Date.

(c)Except for liquor licenses for the Hotels, Contributor shall have transferred all of the transferable Permits and in the event any Permits are a Nontransferable Document or Excluded Assets and used in connection with the operation of the Hotels, Contributor shall have acquired replacement permits for such Permits.

(d)Contributor shall have completed all the deliveries and actions required to be made by Contributor under Section 7.01 and elsewhere in this Agreement.

(e)Title Company shall have issued to the Company extended coverage owner’s policies of title insurance for each Hotel with a coverage amount equal, in the aggregate, to the Agreed Value in the form of the Title Policy Pro Formas (the ”Title Policy Pro Formas” and as attached on Schedule 9.02(d) (including all endorsements) and with no additional exclusions or exceptions in addition to those set forth in the Title Policy Pro Formas (the “Title Policies”)).

(f)There shall not then be any pending or, to the knowledge of either the Company or Contributor, threatened litigation against Contributor which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or obligations of the Contributor herein.

Company’s Conditions are solely for the benefit of the Company (and its subsidiaries) and may be waived only by the Company. Any such waiver or waivers shall be in writing and shall be delivered to Contributor. If any of Company’s Conditions is not satisfied or has not been so waived by the Company prior to the Closing Date, the Company shall give written notice to Contributor describing the condition which has not been satisfied or waived and either the Company or Contributor by notice to the other party shall be entitled to postpone the Closing Date by up to thirty (30) days in the aggregate for the purpose of attempting to obtain satisfaction of such condition or conditions by delivering written notice on or before the then scheduled Closing Date. Nothing contained in this Agreement shall require the Company or Contributor to bring any suit or other proceedings or, except as otherwise expressly required by this Agreement, to pay any substantial sum to satisfy any of the Company’s conditions.

ARTICLE X RESERVED

ARTICLE XI RESERVED

ARTICLE XII RESERVED

ARTICLE XIII

COVENANTS AND ACKNOWLEDGEMENTS

Section 13.01 Employees. The Company and Contributor agree that the Company or the Company’s Hotel manager or an affiliate of the Company or such manager will offer employment to a sufficient number of the Employees to commence immediately following Closing, and on substantially the same terms and conditions of their employment prior to the Closing Date, so as to avoid the worker notification requirements of the WARN Act. Contributor represents and warrants to the Company that no notices will be required by the WARN Act.

Section 13.02 Permits and Hotel Contracts. In addition, if specifically described in Schedule 5.01(c) and 5.01(d) certain of the Permits and Hotel Contracts may not, by their terms, be freely transferred or assigned to the Company by Contributor without the consent of a third party or only upon payment of certain penalties, fees, charges or costs (any such Permit or Hotel Contract referred to as a “Nontransferable Document”). After the Closing Date, Contributor shall indemnify the Company from losses resulting from Nontransferable Documents, except

(provided there has been an arrangement implemented that will allow for continued liquor sales at the Hotels after Closing and pending replacement liquor licenses being issued and there is full cooperation by the Contributor and the Company with the application for replacement liquor licenses) for losses resulting from the nontransferability of any liquor license.

Section 13.03 Bulk Sales. The Company hereby waives compliance or its equivalent by the Contributor with the requirements, if any, of Article 6 of the Uniform Commercial Code as in force in any state in which the Hotels are located and all other similar laws applicable to bulk sales and transfers; and further, the Buyer hereby waives compliance with any “bulk sales” or comparable requirement of the governmental agencies or authorities providing for the notification in advance of the date of Closing, of the proposed assignment and transfer of the Property by Contributor to Buyer, and waives any requirement that Contributor or its Affiliates obtain and deliver to Buyer a clearance certificate evidencing the payment by Contributor or its Affiliates certain taxes, assessments and contributions to any state or other jurisdiction; provided, however, that, notwithstanding anything to the contrary in this Section 13.02, Contributor shall indemnify, defend and hold the Company harmless from and against any claims or Losses arising as a result of any of the foregoing waivers.

Section 13.04 Hart-Scott-Rodino. Contributor and the Company agree that The Hart- Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. §18(a) et. seq., as amended does not apply to the sale and transactions contemplated in this Agreement.

Section 13.05 Management/Franchise Agreements. Contributor shall cause any existing management or franchise agreements relating to the Hotels to be terminated on or before Closing and Contributor shall indemnify, defend and hold harmless the Company from and against any and all claims or Losses arising from such management and franchise agreements, if any.

ARTICLE XIV INDEMNIFICATION
Section 14.01 Contributor’s Indemnification. Contributor hereby agrees to indemnify, hold harmless and defend the Company and its subsidiaries from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs (collectively, “Losses”), incurred by the Company or any of its subsidiaries by reason of (a) Contributor’s breach of any representations or warranties of Contributor contained in this Agreement (“Contributor Rep Breaches”), (b) Contributor’s breach of any covenants of Contributor contained in this Agreement which survive the Closing, including (without limitation) Contributor’s failure to duly (A) perform and discharge Retained Liabilities, (B) perform the obligations of Contributor under the Assignment and Assumption Agreements or any other document delivered by Contributor at Closing in accordance with Section 7.01, or (C) pay any costs, expenses or taxes that are the Contributor’s responsibility under Section 16.01(a).

Section 14.02 Intentionally Omitted.

Section 14.03 The Company’s Indemnification. The Company hereby agrees to indemnify, hold harmless and defend Contributor from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs incurred by Contributor by reason of (a) the Company’s breach of any representations or warranties of the Company contained in this Agreement (“Company Rep Breaches”); (b) the Company’s breach of any covenants of the Company contained in this Agreement which survive the Closing including (without limitation), the Company’s failure to (A) perform and discharge the Assumed Liabilities, (B) perform the obligations of the Company under the Assignment and Assumption Agreements or any other document delivered by the Company at Closing in accordance with Section 7.02, and (C) the Company’s failure to pay any costs, expenses or taxes that are the Company’s responsibility under Section 16.01(a). The foregoing Company indemnities with respect to the Company’s representations and warranties shall terminate and be of no force and effect one (1) year after the Closing Date, except with respect to any Company Rep Breaches indemnity claims delivered to the Company prior to the date one (1) year after the Closing Date; and the foregoing Company indemnities shall terminate and be of no force and effect two (2) years after the Closing Date with respect to claims based on the Company’s failure to comply with a covenant in this Agreement which survives the Closing or based on the Company’s failure to duly pay any costs, expenses or taxes that are the Company’s responsibility under Section 16.01(a).

Section 14.04 Third Party Claims. If a claim by a third party is made against either of the indemnified parties, and if either of the indemnified parties intends to seek indemnity with respect thereto under this Article XIV, such indemnified party shall promptly notify the Company or Contributor, as the case may be, of such claim. The indemnifying party shall have thirty (30) days after receipt of the above-mentioned notice to undertake, conduct and control, through counsel of its own choosing (subject to the consent of the indemnified party, such consent not to be unreasonably withheld or delayed) and at its expense, the settlement or defense therefor, and the indemnified party shall cooperate with it in connection therewith; provided that:
(a) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse charge upon any asset of any indemnified party; (b) the indemnifying party shall permit the indemnified party to participate in such settlement or defense through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party; and (c) the indemnifying party shall agree promptly to reimburse the indemnified party for the full amount of any loss resulting from such claim and all related expenses incurred by the indemnified party within the limits of this Article XIV. So long as the indemnifying party is reasonably contesting any such claim in good faith, the indemnified party shall not pay or settle any such claim. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event they shall waive any right to indemnity hereunder by the indemnifying party. If the indemnifying party does not notify the indemnified party within thirty days after receipt of the indemnified party’s notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified party shall have the right to contest, settle or compromise the claim in the exercise of its exclusive discretion at the expense of the indemnifying party.

ARTICLE XV NOTICES
Section 15.01 Notices. Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals and other communications (herein collectively called “Notices”) required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing and shall be personally delivered or sent by overnight express courier, prepaid for next business day delivery, or by electronic facsimile transmission (“Fax”) addressed to the party to be so notified as follows:

If intended for Contributor, to:    Red Lion Hotels Corporation
W. 201 North River Drive Spokane, WA 99201 Fax: 509-325-7325
Attention: General Counsel

copies to:	Davis Wright Tremaine LLP 1201 Third Avenue, Suite 2200
Seattle, WA 98101-3045
Fax: (206) 757-7077
Attention: Matt LeMaster

If intended for the Company, to:    RL Venture Holding LLC
W. 201 North River Drive Spokane, WA 99201 Fax: 509-325-7325
Attention: General Counsel

copies to:	Shelbourne Falcon RLH Investors, LLC c/o Shelbourne Capital, LLC
Suite 300
595 East Lancaster Avenue Radnor PA 19087
Fax: (610) 964-7609
Attention: Joseph L. Fox

Duane Morris LLP 30 S. 17th Street
Philadelphia, PA 19103-4196
Fax: (215) 689-2481
Attention: David I. Haas

Notice mailed by regular, registered or certified mail shall not be permitted. Notice personally delivered shall be deemed received when delivered. Notice sent by overnight express courier for next business day delivery shall be deemed received by the addressee the next business day after mailing thereof upon proof of delivery by the overnight express courier. Notice by Fax transmission shall be deemed received on the day of transmission if transmission is completed before 5:30 pm recipient’s local time on a business day, and otherwise on the business day following the day of transmission; provided, however, that delivery by Fax shall be effective only if the Fax transmission is confirmed within one business day by duplicate notice delivered as otherwise provided herein. Time of completion of Fax transmission shall be established by a transmission confirmation log sheet generated by the sending machine. Either party may at any time change the address for notice to such party by delivering a Notice as aforesaid. Counsel may give any notices on behalf of its client.

ARTICLE XVI ADDITIONAL COVENANTS
Section 16.01 Additional Covenants. In addition, the parties agree as follows:

(a)Expenses. Contributor shall be responsible for the premium for the standard Title Policies without endorsements. The Company shall pay the additional premiums for extended coverage and any endorsements. The Company shall pay for the surveys related to this transaction. The fees and expenses of Contributor’s designated representatives, accountants and attorneys shall be borne by Contributor, and the fees and expenses of the Company’s designated representatives, accountants and attorneys shall be borne by the Company. The parties shall split any escrow fees evenly. This Section 16.01(a) shall survive Closing.

(b)Brokerage. Contributor and the Company each hereby represent and warrant to the other that neither has dealt with any broker or finder in connection with the transaction contemplated hereby. Each of Contributor and the Company hereby agrees to indemnify, defend and hold the other harmless against and from any and all manner of claims, liabilities, loss, damage, attorneys’ fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any broker or finder in contravention of its representation and warranty herein contained.

(c)Guest Baggage. All baggage of guests who are still in the Hotels on the Closing Date, which has been checked with or left in the care of Contributor shall be inventoried, sealed, and tagged jointly by Contributor and the Company on the Closing Date. The Company hereby indemnifies Contributor against any claims, losses or liabilities in connection with such baggage arising out of the acts of omissions of the Company after the Closing Date. Contributor hereby indemnifies the Company against any claim, losses or liabilities with respect to such baggage arising out of the acts or omissions of Contributor on or prior to the Closing Date.

(d)Tax Appeal Proceedings. Contributor shall be entitled to receive and retain the proceeds from any tax appeals or protests for tax fiscal years prior to the tax fiscal year in which the Closing Date occurs. In the event an application to reduce real estate taxes is filed for the period during which Contributor was the owner of the Real Property and such application results in a reduction of taxes, Contributor shall be entitled to a the reduction that is attributable to taxes for the period prior the Closing Date and there shall be reproration of real estate taxes upon receipt of and based upon the reduction. The Company shall pay its pro rata share of the reasonable attorneys’ fees directly related to the reduction as and when due. Contributor shall continue to process any pending appeals or protests with respect to the tax fiscal year in which the Closing Date occurs, and the net proceeds from any such proceedings, after payment of reasonable attorneys’ fees, will be prorated between the parties, when received, as of the Closing Date.

(e)Access to Records After Closing. Contributor agrees to preserve at Contributor’s business office until the sixth (6th) anniversary of the Closing all records pertaining to the operation of the Hotels in Contributor’s or Manager’s possession which were not transferred to the Company hereunder and relating to the Property or to the transactions contemplated herein. Similarly, the Company agrees to preserve at each respective Hotel all employment records and sales records related to that Hotel transferred by Contributor and all records which may be relevant to or required to be produced in connection with Contributor’s tax reporting obligations until the sixth (6th) anniversary of the Closing. Where there is a legitimate purpose not injurious to the other party or if there is a tax audit, other governmental inquiry, or litigation or prospective litigation to which Contributor or the Company is, or may become, a party, making necessary Contributor’s access to such records of the Company or making necessary the Company’s access to such records of Contributor, each party, as the case may be, will allow representatives of the other party access to such records during regular business hours at such party’s place of business for the sole purpose of obtaining information for use as aforesaid. Each of Contributor and the Company agrees to indemnify, hold harmless and defend the other at all times from and after the date of this Agreement, from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs, incurred by the other by reason of Contributor’s or the Company’s failure to provide the other with access to the records described above.

(f)Company’s Investigation and Inspections. Any investigation or inspection conducted by the Company, or any agent or representative of the Company, pursuant to this Agreement, in order to verify independently Contributor’s satisfaction of any conditions precedent to the Company’s Obligations hereunder or to determine whether Contributor’s warranties are true and accurate, shall not affect (or constitute a waiver by the Company of) any of Contributor’s Obligations hereunder or the Company’s reliance thereon.

(g)Construction. This Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both the Company and Contributor have Contributing substantially and materially to the preparation of this Agreement. As used in this Agreement, (i) each term defined in this Agreement has the meaning assigned to it, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with U.S. Treasury Regulations, (iii) as the context may require, words in the singular include the plural and words in the plural include the singular, (iv) as the context may require, words in the masculine or neuter gender include the masculine, feminine and neuter genders,
(v) except as the context may require, all references to Schedules or Exhibits refer to Schedules or Exhibits delivered herewith or attached hereto (each of which is deemed to be a part of this Agreement), (vi) all references to Sections or Articles refer to Sections or Articles of this Agreement, (vii) all references to “$” or “dollars” refer to U.S. dollars legal currency, (viii) any amount to be paid in “$” or “dollars” shall be paid in U.S. dollars, (ix) “including” means “including without limitation”, and (x) the terms “herein”, “hereunder”, “hereby”, “hereto” and terms of similar import refer to this Agreement in its entirety, and not to any particular Article, Section, paragraph or subparagraph.

(h)Public Statement. Neither Contributor nor the Company shall make any press release or public statement or announcement concerning this Agreement or the transactions contemplated herein, without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

(i)Exclusivity. Contributor shall deal exclusively with the Company with respect to the sale of the Property, Contributor shall not enter into an agreement to sell the Property to any party other than the Company and its subsidiaries as the Company’s designees and Contributor shall not make any offer to sell or accept any offer to purchase the Property.

ARTICLE XVII MISCELLANEOUS
Section 17.01 Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, and successors and assigns of Contributor and the Company; provided, however, the Company shall not assign the Company’s rights and obligations hereunder to any party without the prior written consent of Contributor, which consent may be withheld by Contributor in its sole discretion. Any such assignment in violation of this provision shall be void. If Contributor consents to an assignment, the assignment will not be effective against Contributor until the Company delivers to Contributor a fully executed copy of the assignment instrument, which instrument must be reasonably satisfactory to Contributor in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Contributor the obligations of the Company under this Agreement, and pursuant to which the assignee makes the warranties and representations required of the Company under this Agreement; provided, however, that no such assignment shall relieve the assignor from primary liability for its obligations under this Agreement. Notwithstanding the foregoing, Contributor hereby acknowledges and agrees that (i) the Company is designating its subsidiaries to acquire the Property from Contributor and (ii) all of the rights of the Company under this Agreement shall inure to the subsidiaries who are designated by the Company to receive Contributor’s right, title and interest in the Property. In connection with Contributor assigning member interests in the Company, Contributor shall have the right to provide that the rights of the Company with regard to the Contributor’s representations, warranties and covenants in this Agreement shall also run in favor of an assignee of all or portion of the member interests of the Contributor in the Company.

Section 17.02 Entire Agreement. This Agreement and the Escrow Agreement contain all of the covenants, conditions and agreements between the parties and shall supersede all prior correspondence, agreements and understandings, both oral and written.

Section 17.03 Attorney’s Fees. Should either party employ attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, or to enforce any judgment relating to this Agreement and the transaction contemplated hereby, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs.

Section 17.04 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Washington.

Section 17.05 Further Assurances. Contributor or the Company shall promptly perform, execute and deliver or cause to be performed, executed and/or delivered at or after Closing any and all acts, deeds and assurances as either party or the Escrow Agent may reasonably require in order to carry out the intent and purpose of this Agreement.

Section 17.06 Amendment. This Agreement cannot be changed, amended, supplemented or terminated orally.

Section 17.07 Counterparts. This Agreement may be executed in one (1) or more counterparts, and all the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart. This Agreement may be executed and delivered by telecopy, pdf or similar electronic transmittal which shall be deemed an original if sent in accordance with the terms of Section 15.01 regarding Notices.

Section 17.08 Nonwaiver. Unless otherwise expressly provided herein, no waiver by Contributor or the Company of any provision hereof shall be deemed to have been made if such waiver is made orally. No delay or omission in the exercise of any right or remedy accruing to Contributor or the Company upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Contributor or the Company of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other term, covenant or condition. All rights or remedies afforded to Contributor or the Company hereunder or by law shall be cumulative and not alternative, and the exercise of one right or remedy shall not bar other rights or remedies allowed herein or by law.

Section 17.09 Captions. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement.

Section 17.10 Exhibits and Schedules. All Exhibits attached hereto, and the Disclosure Schedule and any Schedule Update, shall be incorporated herein by reference as if set out herein in full.

Section 17.11 Survival. To the extent required for its proper effect and subject to Article XIV, each provision of this Agreement shall survive Closing, regardless of whether this Agreement specifically provides for its survival, and shall not be deemed merged into the Deeds or any other documents delivered at Closing.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed, all as of the day and year first above written.

CONTRIBUTOR:

RED LION HOTELS CORPORATION,
a Washington corporation

By: /s/ Thomas L. McKeirnan
Name: Thomas L. McKeirnan
Title: Executive Vice President

COMPANY:

RL VENTURE HOLDING, LLC,
a Delaware limited liability company

By: /s/ Thomas L. McKeirnan
Name: Thomas L. McKeirnan
Title: Executive Vice President

[Signature Page to Asset Contribution Agreement]

Schedule 1.01    Contributing Entities, Location and Hotels Schedule 2    Excluded Permits
Schedule 3.01    Purchase Price Allocation Schedule 5.01(c)    Existing Permits Schedule 5.01(d)    Hotel Contracts
Schedule 5.01(e)    Space Leases Schedule 5.01(i)    Material Bookings Schedule 5.01(j)    Pending Litigation Schedule 5.01(k)    Employment Contracts
Schedule 5.01(m)    Environmental Reports Schedule 5.01(o)    Work in Progress Schedule 8.02    Proration Credits Schedule 8.05(a)    Closing Statement Schedule 9.02(e)    Proforma Title Policies

Schedule 1.01    Contributing Entities, Locations and Hotels Schedule 2    Excluded Permits
Schedule 3.01    Purchase Price Allocation Schedule 5.01(c)    Existing Permits Schedule 5.01(d)    Hotel Contracts
Schedule 5.01(e)    Space Leases Schedule 5.01(i)    Material Bookings Schedule 5.01(j)    Pending Litigation Schedule 5.01(k)    Employment Contracts
Schedule 5.01(m)    Environmental Reports Schedule 5.01(o)    Work in Progress Schedule 8.02    Proration Credits Schedule 8.05(a)    Closing Statement Schedule 9.02(e)    Proforma Title Policies

EXHIBIT A

Legal Description of Real Property

The legal description for each real property based on information in Exhibit A of the respective deeds is as follows:

1.	Red Lion Hotel at the Park

PARCEL A:

A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00º11’49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164, PAGE 587, RECORDS OF DEEDS OF SAID COUNTY;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89º39’21" WEST 194.31 FEET;
THENCE NORTH 89º18’30" WEST 330.69 FEET; THENCE NORTH 78º46’00" WEST 183.02 FEET; THENCE NORTH 74º06’30" WEST 145.65 FEET; THENCE SOUTH 84º00’30" WEST 68.13 FEET;
THENCE NORTH 73º51’00" WEST 42.67 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING ALONG SAID NORTHERLY LINE, NORTH 73º51’00" WEST
252.68 FEET;
THENCE NORTH 80º51’15" WEST 149.99 FEET; THENCE NORTH 78º32’15" WEST 110.96 FEET;
THENCE NORTH 79º10’30" WEST 114.06 FEET, MORE OR LESS, TO THE EASTERLY RIGHT OF WAY LINE OF WASHINGTON STREET;
THENCE NORTH 16º23’00" EAST ALONG SAID EASTERLY LINE, 25.28 FEET;
THENCE NORTH 02º19’00" EAST ALONG SAID EASTERLY LINE, 400.43 FEET TO A POINT WHICH IS 178.33 FEET NORTHERLY OF THE EAST-WEST CENTERLINE OF SECTION 18;
THENCE SOUTH 89º34’53" EAST 770.00 FEET;
THENCE SOUTH 00º25’07" WEST 340.25 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE AS
CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED IN VOLUME 627 OF DEEDS AT PAGE 647, SPOKANE COUNTY RECORDS;

THENCE ALONG THE SOUTHERLY LINE OF NORTH RIVER DRIVE, NORTHWESTERLY ALONG A CURVE TO THE RIGHT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 09º52’36" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14º26’42", AN ARC LENGTH OF 123.53 FEET TO A POINT WITH A RADIAL BEARING OF SOUTH 24º19’18" WEST;
THENCE LEAVING SAID SOUTHERLY LINE, SOUTH 13º41’40" WEST 259.69 FEET TO THE SAID TRUE POINT OF BEGINNING OF THIS DESCRIPTION,

EXCEPT ALL THAT PORTION LYING WITHIN THE BOUNDS OF NORTH RIVER DRIVE AND WASHINGTON STREET AS CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED UNDER AUDITOR’S FILE NO. 8303040033, IN VOLUME 627 OF DEEDS AT PAGE 647, AND BY THAT CERTAIN DEED RECORDED UNDER AUDITOR’S FILE NO. 5040407, SPOKANE COUNTY RECORDS, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO. 4609148.

PARCEL A1:

RECIPROCAL RIGHTS FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS GRANTED IN PARKING AGREEMENT RECORDED APRIL 13, 2001 UNDER SPOKANE COUNTY RECORDING NO. 4575852 OVER THE FOLLOWING DESCRIBED PARCELS:

PARCEL F OF SHORT PLAT NO. CITY 89-07, ACCORDING TO PLAT RECORDED IN VOLUME 7 OF SHORT PLATS, PAGES 91 AND 92, UNDER RECORDING NO. 9108130271, TOGETHER WITH THE WEST 148 FEET OF PARCEL D OF THE NORTHBANK DEVELOPMENT (#CITY 91-07) ACCORDING TO SHORT PLAT RECORDED IN VOLUME 8 OF SHORT PLATS, PAGES 22 AND 23, IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON.

PARCEL A2:

AN EASEMENT FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS CREATED BY PARKING AGREEMENT AND RESTRICTIVE COVENANT RECORDED JULY 25, 2001, UNDER SPOKANE COUNTY RECORDING NO. 4613090 AND 4613091 OVER THE FOLLOWING DESCRIBED PROPERTY:
A PARCEL OF LAND IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST,
W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11’49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT
PAGE 587;

THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39’21" WEST 194.31 FEET;
THENCE NORTH 89°18’30" WEST 330.69 FEET;
THENCE NORTH 78°46’00" WEST 183.02 FEET;
THENCE NORTH 74°06’30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING NORTH 74°06’30" WEST 116.65 FEET; THENCE SOUTH 84°00’30" WEST 68.13 FEET;
THENCE NORTH 73°51’00" WEST 42.67 FEET;
THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41’40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19’18" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26’42", AN ARC LENGTH OF 123.53 FEET;
THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25’07" WEST 9.75 FEET; THENCE SOUTH 89°34’53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25’07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25’07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING.

PARCEL B:

A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11’49" WEST, A DISTANCE OF 459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT
PAGE 587;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39’21" WEST 194.31 FEET;
THENCE NORTH 89°18’30" WEST 330.69 FEET;
THENCE NORTH 78°46’00" WEST 183.02 FEET;
THENCE NORTH 74°06’30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING NORTH 74°06’30" WEST 116.65 FEET; THENCE SOUTH 84°00’30" WEST 68.13 FEET;
THENCE NORTH 73°51’00" WEST 42.67 FEET;

THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41’40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19’18" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26’42", AN ARC LENGTH OF 123.53 FEET;
THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25’07" WEST 9.75 FEET; THENCE SOUTH 89°34’53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25’07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25’07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO. 4609148.

PARCEL C:

AN EASEMENT FOR A RESTAURANT IN THE AIRSPACE OVER PUBLIC PROPERTY AS ESTABLISHED BY EASEMENT AND AGREEMENT RECORDED MAY 4, 1984 UNDER SPOKANE COUNTY RECORDING NO. 8405040161.

2.	Red Lion Hotel Salt Lake

PARCEL 1:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 4, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'07" WEST, A DISTANCE OF 214.959 FEET ALONG THE WEST LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 115.537 FEET; THENCE NORTH 00°01'07" WEST, A DISTANCE OF 115.040 FEET TO THE NORTH LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 400.416 FEET ALONG THE NORTH LINE OF BLOCK 23; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 113.789 FEET; THENCE SOUTH 66°56'14" WEST, A DISTANCE OF 21.743 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 42.765 FEET; THENCE SOUTH 89°57'31" WEST 1.005 FEET; THENCE SOUTH 00°01'13" EAST 82.529 FEET; THENCE NORTH 89°57'31" EAST 165.059 FEET; THENCE SOUTH 00°01'07" EAST 140.241 FEET ALONG THE EAST LINE OF BLOCK 23; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 165.054 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 41.264 FEET; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 165.035 FEET TO THE WEST LINE OF LOT 8, BLOCK 23; THENCE NORTH 00°01'09" WEST, A DISTANCE OF 99.036 FEET TO THE NORTHWEST CORNER OF LOT 8; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 329.913 FEET ALONG THE SOUTH LINE OF LOT 4 TO THE POINT OF BEGINNING.

PARCEL 2:

A RIGHT OF WAY APPURTENANT TO PARCEL 1 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF THE OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 6 RODS SOUTH FROM THE NORTHEAST CORNER OF LOT 8, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE WEST
20 RODS; THENCE SOUTH 1 ROD; THENCE EAST 20 RODS; THENCE NORTH 1 ROD TO THE PLACE OF BEGINNING.

PARCEL 3:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 1, BLOCK 23 PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'09" WEST, A DISTANCE OF 214.574 FEET ALONG THE WEST LINE OF LOT 1 AND LOT 8; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 164.939 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 49.517 FEET; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 41.265 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 165.057 FEET TO THE SOUTH LINE OF LOT 1; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 123.674 FEET ALONG THE SOUTH LINE OF LOT 1 TO THE POINT OF BEGINNING.

PARCEL 4:

BEGINNING AT A POINT WHICH IS NORTH 00°01'07" WEST 1.501 FEET FROM THE NORTHEAST CORNER OF LOT 7, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, RUNNING THENCE SOUTH 89°57'31" WEST 132.048 FEET; THENCE NORTH 00°01'08" WEST 64.465 FEET; THENCE NORTH 89°57'31" EAST 132.045 FEET TO THE EAST LINE OF BLOCK 23; THENCE ALONG SAID LINE SOUTH 00°01'07" EAST 64.465 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

A NON EXCLUSIVE RIGHT OF WAY APPURTENANT TO PARCEL 4 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF THE OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 132 FEET WEST FROM THE NORTHEAST CORNER OF LOT 6, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE SOUTH
165 FEET; THENCE WEST 32 FEET; THENCE NORTH 42.75 FEET; THENCE IN A NORTHEASTERLY DIRECTION 21.75 FEET TO A POINT 144 FEET WEST AND 113.75 FEET SOUTH OF THE NORTHEAST CORNER OF SAID BLOCK 23; THENCE NORTH
113.75 FEET TO THE NORTH LINE OF SAID BLOCK 23; THENCE EAST 12 FEET TO THE POINT OF BEGINNING.

Tax Parcel Nos.: 15-01-478-018-0000; 15-12-227-009-0000; 15-01-478-019-0000

3.	Red Lion Boise

Parcel A:

Parcel I:

All of Lots 1 and 2 in Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof, filed in Book 2 of Plats at Page 73, Records of Ada County, Idaho, and all of Block 40- A Citizens Right-Of-Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, and a portion of Lots 1 and 2 in Block 10 and all of Lots 11, 12, 13 and 14 in Block 9 of McCarty’s Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and the vacated streets and alley included within the boundaries thereof, more particularly described as follows:

Beginning at the intersection of the Easterly boundary of 22nd Street and Northerly boundary of Fairview Avenue, being the Southwest corner of Block 41 of Fairview Addition, said point being The True Point Of Beginning; thence
North 0°00’00" East 350.16 feet along the Easterly boundary of said 22nd street to a point on the Southerly boundary of Main Street; thence
North 89°59’20" East 157.99(8) feet along the said Southerly boundary of Main Street to a point; thence
South 89°50’40" East 157.98(151.50) feet along the said Southerly boundary of Main Street to a point; thence
South 54°50’40" East 57.50 feet along the said Southerly boundary of Main Street to a point; thence South 1°57’20" West 192.00 feet to a point, said point being the Southeast corner of said Lot 14 in Block 9 of said McCarty’s Second Addition; thence
North 88°02’40" West 230.08 feet to a point; thence South 2°53’20" West 136.32 feet to a point on the Northerly boundary of said Fairview Avenue; thence
North 88°13’50" West 113.20 feet along the said Northerly boundary of said Fairview Avenue to the Point Of Beginning.

Parcel II:

Lots 9 and 10 in Block 9 of McCarty’s Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Official Records.

Except Therefrom that portion of said Lot 10, more particularly described as follows:

Commencing at the Northwest corner of said Lot 10, said point being the True Point Of Beginning;
Thence

South 88°02’40" East 20.00 feet along the Northerly boundary of said Lot 10 to a point; thence South 46°57’20" West 28.28 feet to a point on the Westerly boundary of said Lot 10; thence North 1°57’20" East 20.00 feet along the said Westerly boundary of said Lot 10 to the Point Of Beginning.

Also Except a parcel of land for public right-of-way being a portion of Lots 9 and 10 of Block 9 of McCarty’s Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, and more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00’00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen’s Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13’50" East 190.58 feet along the Southerly boundary of the said Block 41 of Fairview Addition, Block 40-A of Citizens Right-of-Way, the adjacent alley to the said Lot 10 of Block 9, McCarty’s Second Addition, all of Lot 10 and a portion of Lot 9 of Block 9 of McCarty’s Second Addition, which is also the Northerly right-of-way line of Fairview Avenue, to a point, also said point being the Real Point Of Beginning; thence continuing
South 88°13’50" East 30.0 feet along the said Southerly boundaries of Lots 10 and 9 of Block 9 of McCarty’s Second Addition to a point; thence
North 1°57’20" East 99.95 feet along a line 25.00 feet Westerly of and parallel with the Easterly boundary of the said Lot 9 of Block 9 of McCarty’s Second Addition to a iron pin; thence
North 46°57’20" East 28.28 feet to an iron pin on the Northerly boundary line of the said Lot 9 of Block 9 of McCarty’s Second Addition; thence
North 88°02’40" West 50.00 feet along the said Northerly boundary of Lot 9 and the Northerly boundary of the said Lot 10 of Block 9 of McCarty’s Second Addition to a iron pin; thence
South 1°57’20" West 120.05 feet along line 5.00 feet Westerly of and parallel with Easterly boundary of the said Lot 10 of Block 9 of McCarty’s Second Addition to The Real Point Of Beginning.

Parcel III:

The East 150 feet of Lot 1 in Block 38 and all of Block 39 of Fairview Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 73 and the East 150 feet of Block 38-A of Citizen’s Right-Of-Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, Records of Ada County, Idaho.

Parcel IV:

Lots 15 and 16 of Block 9 of McCarty’s Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho and that portion of 18th Street, now vacated, described as follows:

Beginning at the Northeast corner of said Lot 16; thence West 100 feet; thence North 69.88 feet; thence
Southeast 119.28 feet; thence

South 4.86 feet to The Point Of Beginning. Parcel V:
A parcel of land being all of the alley lying Westerly of and adjacent with the Westerly boundary of Lot 10 of Block 9 and a portion of the 16.00 foot alley lying Northerly of and adjacent with said Lot 10 of Block 9 of McCarty’s Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, more particularly described as follows:
Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00’00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen’s Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13’50" East 145.58 feet along the Southerly boundaries of said Block 41 of Fairview Addition and Block 40-A of Citizens Right-Of-Way and adjacent alley to said Lot 10 of Block 9 of McCarty’s Second Addition which is also the Northerly right-of-way line of Fairview Avenue, to a point marking the Southwest corner of the said Lot 10 of Block 9 of McCarty’s Second Addition, also said point being the Real Point Of Beginning; thence
North 1°57’20" East 100.20 feet along the Westerly boundary of the said Lot 10 of Block 9 of McCarty’s Second Addition to an iron pin; thence
North 46°57’20" East 26.28 feet to an iron pin on the Northerly boundary of the said Lot 10 of Block 9 of McCarty’s Second Addition; thence
South 88°02’40" East 25.00 feet along the said Northerly boundary of the said Lot 10 of Block 9 of McCarty’s Second Addition to an iron pin; thence
North 1°57’20" East 16.0 feet along a line Westerly of and parallel with the Westerly boundary extended of the said Lot 9 in Block 9 of McCarty’s Second Addition to an iron pin on the Northerly boundary of the said 16-foot alley; thence
North 88°02’40" West 75.16 feet along the said Northerly boundary of the said 16-foot alley to an iron pin on the Westerly boundary of the said McCarty’s Second Addition; thence
South 2°53’20" West 136.32 feet along the said Westerly boundary of McCarty’s Second Addition, which is also the Westerly boundary of the said adjacent alley to Lot 10 of Block 9 of McCarty’s Second Addition, to a point marking the Southwest corner of the said adjacent alley to Lot 10 of Block 9 of McCarty’s Second Addition; thence
South 88°13’50" East 32.38 feet along the said Southerly boundary of the adjacent alley to Lot 10 of Block 9 of McCarty’s Second Addition to the Real Point Of Beginning.

Parcel VI:

Lots 7 and 8 in Block 9 of McCarty’s Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

Parcel B:
Lots 3, 4, 5, 6 and 17 in Block 9 of McCarty’s Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and Lot 18 and in Block 9, Except the hereinafter described:

A parcel of land being on the Westerly side of the center line of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey, as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho, and being a portion of Lot 18 in Block 9 of McCarty’s Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the Northeast corner of Lot 18 in Block 9 of said McCarty’s Second Addition; thence Southerly along the Easterly boundary line of said Lot 18 a distance of 12.2 feet to a point that bears North 87°54’04" West, 58.74 feet from Station 80456.72 of Boise, One Way Couplet Project No. U-3021 (21) Highway Survey;
thence Northwesterly along a 140.50 foot radius curve left 35.94 feet to a point that bears South 35°10’41" West 42.38 feet from Station 79462.58 of said Highway Survey; thence Northerly 3.0 feet, more or less, to a point in the Northeasterly line of said Lot 18 that bears South 35°10’41" West 40.00 feet from Station 79460.90 of said Highway Survey; thence Southeasterly along the Northeasterly line of said Lot 18 to the Place Of Beginning.

And

All of Lot 19, Block 9 of McCarty’s Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho.

Excepting Therefrom a parcel of land being on both sides of the centerline of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho and being a portion of Lot 19 in Block 9 of McCarty’s Second Subdivision, according to the official plat hereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the East corner of Lot 19 in Block 9 of said McCarty’s Second Addition; thence Westerly along the South boundary line of said Lot 19, a distance of 95.44 feet to the Southwest corner thereof; thence North 62°17’36" East 23.12 feet to a point that bears North 87°54’04" West 38.67 feet from Station 80194.74 of Boise, One-Way Couplet, Project No. U-3021 (21) Highway Survey; thence Northwesterly along a 140.50 foot radius curve left 55.10 feet to a point in the Westerly line of said Lot 19 that bears North 87°54’04" West, 58.74 feet from Station 80+56.73 of said Highway Survey; thence
Northerly along said Westerly line 12.7 feet, to the Northwesterly corner of said Lot 19; thence Southeasterly along the Northeasterly boundary line of said Lot 19 to the Real Point Of Beginning.

Parcels A and B are also described as follows pursuant to Survey dated May 13, 1994, and revised July 17, 1995, by Toothman-Orton Engineering Company as File No. 1-94025-SHTI-1: Parcel 1:

The East 150 feet of Lot 1 in Block 38, and all of Block 39 of Fairview Addition according to the plat thereof, filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73, and the East 150.00 feet of Block 38-A of Citizen’s Right Of Way, according to the plat thereof, filed in Book 7 of Plats at 341, being more particularly described as follows:

Beginning at a 5/8 inch iron pin at the Northeasterly corner of said Block 39 being the point of intersection of the Southerly sideline of West Main Street and the Westerly sideline of North 22nd Street; thence

1.) S.00°00’00"E., 165.60 feet along the Westerly sideline of said 22nd Street to a 5/8 inch iron pin; thence

2.) N.89°00’42"W., 150.02 feet along the Southerly line of said Lot 1 Block 38 to a 5/8 inch iron pin; thence

3.) N.00°00’00"W., 162.98 feet along a line parallel with and 150.00 feet West of the Westerly sideline of 22nd Street to a 5/8 inch iron pin; thence

4.) N.89°59’20"E., 150.00 feet along the Southerly sideline of said West Main Street to the Point Of Beginning.

Parcel 2:

All of Lots 1 and 2 of Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof in the office of the Ada County Recorder in Book 2 of Plats at Page 73; all of Block 40-A of Citizen’s Right Of Way, according to the official plat thereof, filed in Book 7 of Plats at Page 341; portions of Lots 1 and 2 of Block 10 and a portion of Lot 10 and all of Lots 11, 12, 13, 14, 15 and 16 of Block 9 of McCarty’s 2nd Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85; and certain vacated portions of streets and alleys shown on said plat and included within the following more particularly described

Parcel 2: Beginning at the point of intersection of the Easterly sideline of North 22nd with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of said Block 41 of the Fairview Addition; thence,

1.) N.00°00’00"W., 350.18 feet along the Easterly sideline of said North 22nd Street, being along the Westerly lines of said Block 41, Block 40-A of said Citizen’s Right Of Way and Block 40 of said Fairview Addition to the point of intersection of said Easterly sideline of North 22nd Street with the Southerly sideline of West Main Street; thence,

2.) N.89°59’20"E., 157.98 feet along the Southerly sideline of West Main Street being along the Northerly line of Lots 1 and 2 of Block 40 of Fairview Addition and along the Northerly terminus of a vacated portion of 18th Street to a point in the Westerly line of Lot 2 Block 10 of McCarty’s 2nd Addition; thence

3.) S.89°50’40"E., 151.50 feet along said sideline of West Main Street to a point in the Northeasterly line of Lot 1 of said Block 10; thence

4.) S.54°50’40"E., 185.34 feet along said sideline, being along the Northeasterly line of said Lot 1, and along the Easterly terminus of vacated 18th Street to a point in the Northerly line of Lot 17 of Block 9 of said McCarty’s 2nd Addition; thence,

5.) N.88°02’40"W., 6.97 feet along the Northerly line of said Lot 17 to the Northwesterly corner thereof; thence,

6.) S.01°57’20"W., 122.00 feet along the Westerly line of said Lot 17 to the Southwesterly corner of said Lot 17 Block 9; thence,

7.) N.88°02’40"W., 255.00 feet along the Southerly lines of Lots 16, 15, 14, 13, 12 and 11 to a point; thence,

8.) S.01°57’20"W., 136.05 feet along the Easterly terminus of the vacated portion of a 16 foot wide alley and along a line parallel with and 5.00 feet Westerly of the Easterly line of Lot 10 Block 9 to a point in the Southerly line of said Lot 10, being the Northerly sideline of West Fairview Avenue; thence

9.) N.88°13’50"W., 190.48 feet along the Southerly lines of said Lot 10 Block 9, the vacated portion of 19th Street, Lot 40-A of Citizen’s Right Of Way and Block 41 of the Fairview Addition, being along the Northerly sideline of West Fairview Avenue, to the Point Of Beginning.

Parcel 3:

All of Lots 7 and 8 and a portion of Lot 9, of Block 9, McCarty’s 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence

A.) S.88°13’50"E., 220.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen’s Right of Way, the vacated portion of 19th Street and Lots 10 and 9 of Block 9 of said McCarty’s 2nd Addition to a point 25 feet Easterly of the Westerly line of said Lot 9, being the Point Of Beginning; thence

1.) N.01°57’20"E., 99.95 feet along a line parallel with and 25.00 feet Easterly of the Westerly line of said Lot 9; thence,

2.) N.46°57’20"E., 28.28 feet to a point in the Northerly line of said Lot 9; thence,

3.) S.88°02’40"E., 105.00 feet along the Northerly lines of Lots 9, 8 and 7 to the Northeasterly corner of said Lot 7; thence

4.) S.01°57’20"W., 119.55 feet along the Easterly line of said Lot 7 to a point in the Northerly sideline of West Fairview Avenue; thence

5.) N.88°13’50"W., 125.00 feet along said sideline to the Point Of Beginning. Parcel 4:
All of Lot 17 and portions of Lots 18 and 19, Block 9, McCarty’s 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73; thence,

A.) S.88°13’50"E., 190.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen’s Right of Way, the vacated portion of 19th Street, and Lot 10, Block 9 of said McCarty’s 2nd Addition to a point 5.00 feet West of the Easterly line of said Lot 10; thence,

B.) N.01°57’20"E., 136.05 feet along a line parallel with any 5.00 feet Westerly of the Easterly line of said Lot 10 to a point in the Southerly line of Lt 11 Block 9; thence,

C.) S.88°02’40"E., 255.00 feet along the Southerly lines of Lots 11, 12, 13, 14, 15 and 16 to the Southwesterly corner of said Lot 17 and the Point Of Beginning; thence,

1.) N.01°57’20"E., 122.00 feet along the Westerly line of said Lot 17 to the Northwesterly corner of same; thence,

2.) S.88°02’40"E., 6.97 feet along the Northerly line of said Lot 17 to the point of intersection of same with the Southerly sideline of West Main Street; thence,

3.) S.54°50’40"E., 81.62 feet along said sideline of West Main Street to a point in the Westerly sideline of West Grove Street, also known as the Boise One Way Couplet, according to the plans of Project No. U-3021 (21) on file with the Idaho Department of Transportation, District 3; thence,

4.) S.01°01’48"W., 2.88 feet (formerly 3.0 feet more or less) along said Westerly sideline of West Grove Street to a point on a non-tangent curve; thence

5.) Southeasterly along said sideline along a curve to the right having a radius of 140.50 feet, an arc length of 79.12 feet, a central angle of 32°16’38" a chord bearing S.32°44’09"E., and a chord distance of 78.07 feet, crossing through Lots 18 and 19 of said Block 9 to an angle point in said sideline; thence,

6.) S.64°33’28"W., 22.25 feet (formerly S.62°17’36"W., 23.12) along said sideline to the Southeasterly corner of said Lot 18 Block 9; thence,

7.) N.88°02’40"W., 100.00 feet along the Southerly lines of Lots 18 and 17 of Block 9 to the Point Of Beginning.

Parcel 5:

All of Lots 3, 4, 5 and 6 of Block 9, McCarty’s 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence,

A.) S.88°13’50"E., 345.48 feet along the Southerly lines of Block 41 Fairview Addition, Block 40-A of Citizen’s Right of Way, the vacated portion of 19th Street and Lots 10, 9, 8 and 7 of Block 9 of said McCarty’s 2nd Addition to the Southwesterly corner of Lot 6 Block 9 and the Point Of Beginning; thence,

1.) N.01°57’20"E., 119.55 feet along the Westerly line of said Lot 6 to the Northwesterly corner of said; thence,

2.) S.88°02’40"E., 200.00 feet along the Northerly lines of Lots 6, 5, 4 and 3 to the Northeasterly corner of Lot 3 Block 9; thence,

3.) S.01°57’20"W., 118.90 feet along the Easterly line of said Lot 3 to a point in the Northerly sideline of West Fairview Avenue; thence,

4.) N.88°13’50"W., 200.00 feet along said sideline to the Point Of Beginning.

APN: R2734252191; R2734252200; R2734252210; R5538940984; R5538941120; R5538940940

4.	Red Lion Hotel Bend

LOTS 1 THROUGH 12 IN BLOCK 3 OF WIESTORIA, CITY OF BEND, DESCHUTES COUNTY, OREGON. TOGETHER WITH THAT PORTION OF A VACATED ALLEY WHICH INURED THERETO UPON THE VACATION THEREOF, BY ORDINANCE NO- 850, RECORDED JULY 8, 1971 IN BOOK 176, PAGE 956 OF DESCHUTES COUNTY DEED RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SAID LOTS 6 AND 7 IN BLOCK 3, CONVEYED TO THE CITY OF BEND BY WARRANTY DEED RECORDED MARCH 09, 2000 IN INSTRUMENT NO. 2000-9063 AND INSTRUMENT NO. 2000-9064.

5.	Red Lion Hotel Coos Bay

Real property in the County of Coos, State of Oregon, described as follows:

BEING A PORTION OF BLOCKS 35 AND 36, OF NASBURG’S ADDITION ALONG WITH A PORTION OF BLOCKS 36, 32, 63 AND 62 OF BENNETT’S ADDITION TO COOS BAY. INCLUDING THAT PORTION OF VACATED 4TH, 5TH AND 6TH STREET AND 7TH COURT.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 35, NASBURG’S ADDITION TO COOS BAY; THENCE NORTH 00º 00’ 20" WEST A DISTANCE OF 171.17 FEET; THENCE NORTH 60º 30’ 00" EAST A DISTANCE OF 591.96 FEET TO A POINT LOCATED ON THE WESTERLY LINE OF U.S. HIGHWAY 101; THENCE ALONG SAID WESTERLY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1949.86 FEET AND A CENTRAL ANGLE OF 1º 36’ 18" A DISTANCE OF 54.62 FEET (WHOSE LONG CHORD BEARS SOUTH 40º 18’ 48" EAST 54.62 FEET); THENCE ALONG A SPIRAL CURVE TO THE LEFT HAVING A CENTERLINE LENGTH OF 300.00 FEET AND AN S VALUE OF 4º 30’ (WHOSE LONG CHORD BEARS SOUTH 42º 24’ 10" EAST 303.05 FEET); THENCE SOUTH 43º 54’ 35" EAST A DISTANCE OF 241.83 FEET TO THE BEGINNING OF A CURVE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 13.50 FEET AND A CENTRAL ANGLE OF 133º 54’ 00" A DISTANCE OF
31.54 FEET (WHOSE LONG CHORD BEARS SOUTH 23º 02’ 25" WEST 24.84 FEET); THENCE SOUTH 89º 59’ 25" WEST A DISTANCE OF 471.94 FEET; THENCE NORTH 00º 04’ 35" EAST A DISTANCE OF 99.97 FEET; THENCE SOUTH 89º 59’ 25" WEST A DISTANCE OF 242.89 FEET, MORE OR LESS; THENCE SOUTH 00º 04’ 35" WEST A DISTANCE OF 99.97 FEET; THENCE SOUTH 89º 59’ 25" WEST A DISTANCE OF 197.97 FEET TO THE POINT OF BEGINNING.

SAVE AND EXCEPT THAT PORTION CONVEYED TO STATE OF OREGON BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION BY INSTRUMENT RECORDED AUGUST 27, 2012, AS MICROFILM NO. 2012-7064, RECORDS OF COOS BAY, OREGON.

6.	Red Lion Hotel Eureka

Real property in the City of Eureka, County of Humboldt, State of California, described as follows:

PARCEL ONE:

BEGINNING AT THE SOUTHEAST CORNER OF THIRD AND "T" STREETS, AS SHOWN ON THE MAP OF THE EDDY TRACT ADDITION TO THE CITY OF EUREKA ON FILE IN THE RECORDER’S OFFICE OF HUMBOLDT COUNTY IN BOOK 1 OF MAPS, PAGE 56; AND RUNNING THENCE SOUTH ALONG "T" STREET, 240 FEET TO FOURTH STREET;
THENCE EAST ALONG FOURTH STREET, 541 FEET TO "V" STREET;
THENCE NORTH ALONG "V" STREET, 130 FEET TO A POINT THAT IS 110 FEET SOUTH, ALONG
THE WEST LINE OF "V" STREET, FROM THE SOUTH LINE OF THIRD STREET; THENCE WEST, PARALLEL WITH THIRD STREET, 65 FEET;
THENCE NORTH, PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE WEST ALONG THIRD STREET, 476 FEET TO THE POINT OF BEGINNING.

PARCEL TWO:

THOSE PORTIONS OF LOTS 1 AND 2 IN BLOCK 33, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION TO THE CITY OF EUREKA, ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 1 OF MAPS, PAGE 56, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIRD AND "V" STREETS, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION ABOVE REFERRED TO;

THENCE SOUTH ALONG "V" STREET, 110 FEET TO THE NORTHEAST CORNER OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM MARY BRANBANI TO TOD
E. MCCLASKEY, RECORDED MAY 15, 1973 IN BOOK 1191 OF OFFICIAL RECORDS, PAGE 422, UNDER RECORDER’S FILE NO. 8768, HUMBOLDT COUNTY RECORDS; THENCE WEST ALONG THE NORTH LINE OF SAID MCCLASKEY PARCEL, 65 FEET; THENCE NORTH PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE EAST ALONG THIRD STREET, 65 FEET TO THE POINT OF BEGINNING.

APN: 002-102-009 and 002-102-003

7.	Red Lion Hotel Redding

ALL THAT PORTION OF THE SOUTHEAST ONE-QUARTER OF SECTION 31, TOWNSHIP 32, NORTH, RANGE 4 WEST, M.D.M., ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED;
AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO THE TITLE INSURANCE AND TRUST COMPANY RECORDED SEPTEMBER 13, 1968 IN BOOK 966, PAGE 445, OFFICIAL RECORDS; THENCE ALONG THE WESTERLY LINE OF THE PARCEL DESCRIBED IN
THE DEED TO THE CITY OF REDDING RECORDED SEPTEMBER 18, 1967 IN BOOK 929, PAGE 193, OFFICIAL RECORDS, SOUTHERLY 650 FEET, MORE OR LESS TO THE

NORTHERLY LINE OF THE PARCEL DESCRIBED IN THE DEED TO RICHARD MARK CORDI, ET AL., RECORDED JUNE 14, 1971 IN BOOK 1071, PAGE 465, OFFICIAL RECORDS; THENCE, NORTH 89 DEGREES 43’ WEST, 500 FEET, MORE OR LESS, TO THE EASTERLY LINE OF PARCEL 1 AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED JANUARY 18, 1961 IN BOOK 655, PAGE 316, OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE, NORTH 655 FEET, MORE OR LESS, TO A POINT WHICH BEARS, SOUTH 88 DEGREES 01’ 18" WEST, FROM THE TRUE POINT OF BEGINNING, SAID POINT BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO LEVITT AND SONS OF CALIFORNIA, INC., RECORDED JUNE 30, 1971 IN BOOK 1073, PAGE 529, OFFICIAL RECORDS; THENCE, NORTH 88 DEGREES 01’ 18" EAST, 400 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING.

APN: 107-170-046-000 and 107-170-047-000

8.	Red Lion Templin’s

Real property in the City of Post Falls, County of Kootenai, State of Idaho, described as follows: Parcel 1:
Tracts 1 and 2 of the Heirs of Margaret Post Estates, in Government Lot 8, Section 3, Township 50 North, Range 5, W.B.M., Kootenai County, State of Idaho, according to the plat recorded in Book "C" of Plats, Page 111.

Together with that portion of vacated 1st Street, recorded by Ordinance 483, which attaches by operation of law.

Parcel 2:

Easement rights as set out in Grant of Sewer, recorded April 23, 1993, as Instrument No. 1301726 and Amendment recorded October 23, 1995 as Instrument No. 1419204.

and Easement rights as set out in Sewer Agreement, recorded September 19, 1988 as Instrument No. 1129187.

9.	Red Lion Hotel Olympia

BEING A PORTION OF LOTS 11 AND 12 AND LOTS 13, 13A AND 14 OF "EVERGREEN PARK", AS RECORDED IN VOLUME 16 OF PLATS, PAGES 61 AND 62, THURSTON COUNTY PLAT RECORDS, STATE OF WASHINGTON MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 14 AND THE INTERSECTION OF THE SOUTH AND EAST RIGHT-OF-WAY LINE OF S.W. 24TH WAY (60 FEET WIDE);

THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE, NORTH 89°55’51" WEST, A DISTANCE OF 60.00 FEET TO THE NORTHEAST CORNER OF SAID LOT 12;
THENCE ALONG THE EAST LINE OF SAID LOT 12, SOUTH 00°04’09" WEST, A DISTANCE OF 136.50 FEET TO THE SOUTHEAST CORNER OF PARCEL A, AS RECORDED IN VOLUME 3, PAGES 398 THROUGH 403, THURSTON COUNTY DEED RECORDS, BOUNDARY LINE ADJUSTMENT NO. SS 5378;
THENCE ALONG THE EASTERLY LINE OF PARCEL B OF SAID BOUNDARY LINE ADJUSTMENT NO. SS 5378, SOUTH 14°19’09" WEST, A DISTANCE OF 148.06 FEET TO THE NORTH LINE OF LOT 13A OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 13A, NORTH 89°55’51" WEST, A DISTANCE OF 400.98 FEET TO THE EAST RIGHT-OF-WAY LINE OF EVERGREEN PARK DRIVE (80 FEET WIDE) AND A POINT OF NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 2044.59 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 01°41’09" (CHORD BEARS SOUTH 04°18’52" WEST, A DISTANCE OF 60.17 FEET) AN ARC DISTANCE OF
60.17 FEET TO THE SOUTHWEST CORNER OF SAID LOT 13A;
THENCE ALONG THE SOUTH LINE OF SAID LOT 13A, SOUTH 89°55’51" EAST, A DISTANCE OF 501.88 FEET TO THE NORTHEAST CORNER OF LOT 10 OF SAID "EVERGREEN PARK";
THENCE ALONG THE EAST LINE OF SAID LOT 10, SOUTH 00°04’09" WEST, A DISTANCE OF 310.55 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF STATE HIGHWAY NO. 9 AND A POINT OF NON-TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 1737.73 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 26°05’05" (CHORD BEARS SOUTH 55°28’49" EAST, A DISTANCE OF 784.31 FEET) AN ARC DISTANCE OF
791.13 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DESCHUTES PARKWAY AND THE CUSP;
THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE NORTH 35°05’09" WEST, A DISTANCE OF 5.58 FEET TO A POINT OF CURVATURE, CONCAVE EASTERLY, HAVING A RADIUS OF 600.96 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 50°52’29" (CHORD BEARS NORTH 04°38’55" WEST, A DISTANCE OF 608.90 FEET) AN ARC DISTANCE OF 638.50 FEET;
THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE NORTH 25°47’20" EAST, A DISTANCE OF 328.10 FEET TO A POINT OF TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 449.46 FEET;
THENCE CONTINUING ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 21°15’10" (CHORD BEARS NORTH 15°09’45" EAST, A DISTANCE OF 165.76 FEET) AN ARC DISTANCE OF 166.72 FEET;
THENCE NORTH 04°32’01" EAST, A DISTANCE OF 27.29 FEET TO THE NORTHEAST CORNER OF LOT 14 OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 14, NORTH 89°55’51" WEST, A DISTANCE OF 211.85 FEET TO THE SOUTHEAST CORNER OF LOT 15, OF SAID "EVERGREEN PARK";
THENCE SOUTH 35°55’59" WEST, A DISTANCE OF 53.73 FEET;
THENCE NORTH 75°55’51" WEST, A DISTANCE OF 180.00 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 14;

THENCE ALONG SAID NORTH LINE, NORTH 89°55’51" WEST, A DISTANCE OF 363.18 FEET TO THE POINT OF BEGINNING.

10.	Red Lion Hotel Pasco

A PORTION OF GOVERNMENT LOT 2, SECTION 19, TOWNSHIP 9 NORTH, RANGE 30 EAST, W.M., FRANKLIN COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 19; THENCE NORTH 2°03’58" EAST ALONG THE WEST LINE THEREOF A DISTANCE OF 895.65 FEET; THENCE LEAVING SAID WEST LINE SOUTH 87°56’02" EAST A DISTANCE OF
50.01 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 87°56’02" EAST A DISTANCE OF 660.21 FEET; THENCE SOUTH 36°01’47" EAST A DISTANCE OF 341.64 FEET; THENCE SOUTH 02°22’54" WEST A DISTANCE OF 223.59 FEET; THENCE SOUTH 89°02’43" WEST A DISTANCE OF 126.29 FEET; THENCE 00°59’33" WEST A DISTANCE OF 275.76 FEET; THENCE SOUTH 81°56’49" EAST A DISTANCE OF 97.28 FEET; THENCE SOUTH 89°00’24" EAST A DISTANCE OF 222.61 FEET; THENCE NORTH 04°20’23" EAST A DISTANCE OF 26.67 FEET; THENCE SOUTH 86°39’24" EAST A DISTANCE OF 41.08 FEET TO THE WEST LINE OF EXCEPTION RECORDED UNDER AUDITOR’S FILE NO. 427870; THENCE SOUTH 00°59’36" WEST ALONG SAID WEST LINE A DISTANCE OF 34.94 FEET TO THE NORTH RIGHT OF WAY LINE OF W.S.R. NO. 395; THENCE NORTH 89°00’24" WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 265.83 FEET; THENCE NORTH 81°54’05" WEST A DISTANCE OF 420.00 FEET; THENCE NORTH 66°54’02" WEST A DISTANCE OF
445.00 FEET; THENCE NORTH 00°32’48" EAST A DISTANCE OF 456.28 FEET; THENCE NORTH 02°38’58" EAST A DISTANCE OF 135.00 FEET TO THE TRUE POINT OF BEGINNING.

(AKA LOT 1 OF BINDING SITE PLAN NO. 2003-04, RECORDED JUNE 12, 2003 IN VOLUME 1 OF SURVEYS, PAGE 70, UNDER AUDITOR’S FILE NO. 162608, RECORDS OF FRANKLIN COUNTY, WASHINGTON.)

11.	Red Lion Hotel Port Angeles

PARCEL "A":

LOTS 1 TO 8, INCLUSIVE, BLOCK 2; ALSO LOTS 1 TO 9 INCLUSIVE, BLOCK 3, TOGETHER WITH THAT PORTION OF RAILROAD AVENUE ABUTTING THEREON AS VACATED BY THE CITY OF PORT ANGELES IN THE YEAR 1914 BY ORDINANCE NO. 472, EXCEPT RIGHT OF WAY FOR RAILROAD AVENUE AS EXISTED IN JANUARY,
1968; ALSO THE NORTHERLY 96 FEET OF LOT 9, BLOCK 2;
ALSO THE NORTHERLY 60 FEET OF THE SOUTHERLY 204 FEET OF LOT 9, BLOCK 2; ALL IN PORT ANGELES TIDELANDS EAST OF LAUREL STREET, CLALLAM COUNTY,    WASHINGTON,    ACCORDING    TO    THE    OFFICIAL    PLAT    THEREOF

RECORDED IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON ON MARCH 9, 1894.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON. PARCEL "B":
THAT PORTION OF VACATED CHASE STREET IN THE CITY OF PORT ANGELES LYING BETWEEN THE NORTH LINE OF FRONT STREET AND THE SOUTH LINE OF RAILROAD AVENUE, AS IT EXISTED IN DECEMBER, 1967.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON.

12.	Red Lion Hotel Richland

LOTS 5 AND 6, BLOCK 630, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, TOGETHER WITH THAT PORTION OF VACATED KNIGHT STREET, VACATED BY THE CITY OF RICHLAND, A MUNICIPAL CORPORATION BY ORDINANCE NO. 61.76, RECORDED AUGUST 1976 UNDER AUDITOR’S FILE NO. 709789, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF LOT 5, BLOCK 630, PLAT OF RICHLAND; THENCE NORTH 89°12’07" EAST A DISTANCE OF 2.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0°49’50" WEST A DISTANCE OF 45.00 FEET; THENCE NORTH 89°12’07" EAST A DISTANCE OF 163.00 FEET; THENCE SOUTH 0°49’50" EAST A DISTANCE OF 45.00 FEET; THENCE SOUTH 89°12’07" WEST A DISTANCE OF 163.00 TO THE TRUE POINT OF BEGINNING; AND TOGETHER WITH AN ALLEY OVER AND ACROSS LOT 5, BLOCK 630, PLAT OF RICHLAND, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5, THE TRUE POINT OF BEGINNING; THENCE SOUTH 00°49’50" EAST, A DISTANCE OF 100.01 FEET; THENCE SOUTH 89°12’24" WEST, A DISTANCE OF 25.00 FEET; THENCE NORTH 00°49’50" WEST A DISTANCE OF 100.01 FEET; THENCE NORTH 89°12’07" EAST, A DISTANCE OF 25.00 FEET TO THE TRUE POINT OF BEGINNING.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THAT CERTAIN LOT 6, BLOCK 630, AS SHOWN ON THE PLAT OF RICHLAND RECORDED IN VOLUMES 6 AND 7 OF PLATS IN BENTON COUNTY, WASHINGTON; THENCE FROM THE POINT OF BEGINNING ALONG THE NORTHERLY, EASTERLY, SOUTHERLY AND WESTERLY LINES OF LOTS 6 AND 5, AND A PORTION OF VACATED KNIGHT STREET THE FOLLOWING COURSES AND DISTANCES:

NORTH 89°12’54" EAST 319.83 FEET; SOUTH 02°13’05" EAST 268.80 FEET; SOUTH
00°31’38" EAST 501.90 FEET; SOUTH 34°40’08" WEST 43.13 FEET; SOUTH 63°22’42"
WEST 150.64 FEET; NORTH 00°49’50" WEST 112.81 FEET; SOUTH 89°12’24" WEST
165.00 FEET; NORTH 00°49’50" WEST 100.00 FEET; NORTH 89°12’07" EAST 2.00 FEET; AND NORTH 00°49’50" WEST 658.61 FEET TO THE SAID POINT OF BEGINNING.

EXHIBIT B

Form of Deed

AFTER RECORDING RETURN TO:

Attention:

SPECIAL WARRANTY DEED

Grantor: Grantee:

Abbreviated Legal Description:

Complete legal description is on Schedule A.

Assessor’s Property Tax Parcel Account Number(s):

Reference Numbers of Documents Assigned or Released (if applicable): n/a

    , LLC, a Delaware limited liability company (“Grantor”), as a contribution to the capital of        , a Delaware limited liability company (the "Grantee"), contributes, conveys and confirms to Grantee the real property described on Schedule A attached hereto and made a part hereof (the “Real Property”) TOGETHER WITH, all tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, SUBJECT TO all matters described on Schedule B attached hereto and made a part hereof.

Grantor, for itself and for its successors in interest, does by these presents expressly limit the covenants of this Deed to those herein expressed, and excludes all covenants arising or to arise by statutory or other implication, and does hereby covenant that against all persons lawfully claiming or to claim by, through or under said Grantor, and not otherwise, it will forever warrant and defend the Real Property.

By accepting this Deed, Grantee acknowledges that Grantee has had adequate opportunity to inspect the property conveyed herein as well as all improvements located thereon.
.

TO HAVE AND TO HOLD the Real Property and all appurtenances, rights, privileges and immunities thereto incident unto Grantee, and to Grantee’s successors and assigns forever.

[Remainder of page left intentionally blank]

Dated this    day of    , 2014

    , LLC

By:

Its:

STATE OF WASHINGTON    )

(i)	) ss:

COUNTY OF KING    )

I certify that I know or have satisfactory evidence that    is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute this instrument and acknowledged it as the authorized representative of    , LLC, a Delaware limited liability company, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED:    , 2014.

Print Name:      NOTARY PUBLIC in and for the State of Washington, residing at      My Appointment expires:

Schedule A to Form of Deed Legal Description

See Exhibit A.

Schedule B to Form of Deed Permitted Exceptions

Spokane:

1.Reservation as contained in the Resolution adopted by the City Council of the City of Spokane January 9, 1906, No. A2244, filed March 15, 1918 and recorded April 1, 1918, in Volume "S" of Miscellaneous Records, Page 350, under Recording No. 524839, as follows:
The City of Spokane reserves the right to construct and maintain in North River Avenue and North Center Street such sewers as may be necessary for an outlet to Spokane River for any sewer systems adopted by the City for that portion thereof now embraced in the Fifty Ward, or any part thereof

2.	Easement, including terms and provisions contained therein:
Recording Information: December 2, 1948 under Recording No. 852724A In Favor of:    City of Spokane, a municipal corporation

For:	The right, easement and authority to lay out construct, reconstruct, operate and maintain a sewer, together with all rights incidental thereto

3.	Easement, including terms and provisions contained therein:
Recording Information: May 24, 1949 under Recording No. 880965A In Favor of:    City of Spokane
For:    Sewer line

4.	Reservations and exceptions, including the terms and conditions thereof: Reserving: Minerals
Reserved By:    City of Spokane, a municipal corporation Recorded:        June 13, 1972

5.	Reservations and exceptions, including the terms and conditions thereof: Reserving: Minerals
Reserved By:    Union Pacific Land Resources Corporation Recorded:        April 28, 1982

6.	Easement, including terms and provisions contained therein:
Recording Information: May 4, 1984 under Recording No. 8405040159 In Favor of:    The City of Spokane, a municipal corporation

For:	a 25 foot easement for the construction and maintenance of a public water main

7.The terms, provisions and easement(s) contained in the document entitled "Agreement" recorded May 4, 1984 as Recording No. 8405040160 of Official Records.

8.The terms and provisions contained in the document entitled "Agreement" recorded May 4, 1984 as Recording No. 8405040161 of Official Records.

9.The terms and provisions contained in the document entitled "Agreement" recorded June 6, 1988 as Recording No. 8806060131 of Official Records.

10.The terms, provisions and easement(s) contained in the document entitled "Easement" recorded April 13, 2001 as Recording No. 4575851 of Official Records.

Document(s) declaring modifications thereof recorded March 22, 2002 as Recording No. 4704104 of Official Records.

11.The terms, provisions and easement(s) contained in the document entitled "Parking Agreement" recorded April 13, 2001 as Recording No. 4575852 of Official Records. Document(s) declaring modifications thereof recorded March 22, 2002 as Recording No. 4704105 of Official Records.

12.The terms and provisions contained in the document entitled "Waterline Agreement" recorded April 13, 2001 as Recording No. 4575853 of Official Records.

13.Terms, covenants, conditions and restrictions as contained in recorded Lot Line Adjustment (Boundary Line Revision) Z01B0068 :
Recorded:    July 16, 2001
Recording Information: 4609148

14.The terms, provisions and easement(s) contained in the document entitled "Parking Agreement and Restrictive Covenant" recorded July 25, 2001 as Recording Nos. 4613090 and 4613091 of Official Records.

15.Any question that may arise due to the shifting and/or changing in the course of Spokane River.

16.Right of the State of Washington in and to that portion, if any, of the property herein described which lies below the line of ordinary high water of Spokane River.

17.Rights of the general public to the unrestricted use of all the waters of a navigable body of water not only for the primary purpose of navigation, but also for corollary purposes; including (but not limited to) fishing, boating, bathing, swimming, water skiing and other related recreational purposes, as those waters may affect the tidelands, shorelands or adjoining uplands and whether the level of the water has been raised naturally or artificially to a maintained or fluctuating level, all as further defined by the decisional law of this state. (Affects all of the premises subject to such submergence)

18.	Any facts, rights, interests or claims that may exist or arise by reason of the following matters

disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 02, 2014, last revised November    , 2014, designated Job Number 01-561-2014:
(A)Brick paving crosses onto the southern side of the subject property without noted easement;
(B)Four-foot vinyl fences cross onto the southeastern side of the subject property; (C) Concrete paving, ownership unknown, crosses through the northwestern corner of the northeastern portion of Parcel A; (D) Concrete sidewalk crosses onto the northwestern side of the southern portion of Parcel A; (E) Six-foot wood fence and concrete paving cross the southern boundary line onto adjoining property by 4.3 feet; (F) Five-foot wood fence crosses the southern boundary line onto adjoining property by 1.4 feet; (G) Gas valve assembly lies upon the southern boundary line; (H) Multiple parking spaces cross the northern, western, and eastern boundary lines of the northeastern portion of Parcel A; (I) “Park & Lock” sign and pay box lie over the southwestern boundary line of the northwestern portion of Parcel A into North River Drive right-of-way; (J) Building lies over the sewer easements noted in Schedule B items 5 and 6; (K) Northern portion of the building and building canopy are into the 25-foot sewer easement noted in Schedule B item 10; (L) Southwestern corner of the building is into the 25-foot water easement noted in Schedule B item 9; (M) Electric/telephone line, power pole, and guy wire along the northwestern side of the subject property lack any easement.

Salt Lake City:

1.Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof, water rights, claims or title to water.

2.An easement over, across or through the land for right of way and incidental purposes, as granted to California Oil Company, a corporation doing business as Standard Oil Company of California by Instrument recorded April 02, 1965 as Entry No. 2072320 in Book 2311 at Page 514 of Official Records.

3.Terms and conditions of Abstract of Findings and Order recorded July 09, 1969 as Entry No. 2294743 in Book 2770 at Page 391 of Official Records.

4.An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded September 12, 1969 as Entry No. 2302760 in Book 2788 at Page 308 of Official Records.

5.Terms and conditions of Abstract of Findings and Order recorded April 13, 1970 as Entry No. 2328061 in Book 2846 at Page 452 of Official Records.

6.An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded August 20, 1970 as Entry No. 2346668 in Book 2890 at Page 120 of Official Records.

7.An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by

Instrument recorded November 17, 1970 as Entry No. 2358914 in Book 2916 at Page 665 of Official Records.

8.An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded November 17, 1970 as Entry No. 2358916 in Book 2916 at Page 667 of Official Records.

9.An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded November 28, 1972 as Entry No. 2502081 in Book 3208 at Page 140 of Official Records.

A Quit Claim Deed, which purports to eliminate a portion of the easement, recorded May 22, 1973 as Entry No. 2541355 in Book 3331 at Page 249 of Official Records.

10.An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded April 19, 1973 as Entry No. 2533452 in Book 3306 at Page 8 of Official Records.

11.An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded April 19, 1973 as Entry No. 2533453 in Book 3306 at Page 9 of Official Records.

12.An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded December 07, 1973 as Entry No. 2586658 in Book 3472 at Page 5 of Official Records.

13.The effects, if any, of that certain Declaration of Closure of Right of Way and Merger of Title, executed by Tri-Arc Hotel Associates, a limited partnership recorded June 10, 1981 as Entry No. 3573333 in Book 5258 at Page 99 of Official Records.

14.Terms and conditions of Abstract of Findings and Order recorded September 21, 1990 as Entry No. 4968229 in Book 6254 at Page 1432 of Official Records.

15.Vehicular access is limited to openings permitted by the Utah State Department of Transportation in accordance with Section 41-6a-714, Utah Code Annotated, as amended 2005.

16.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Clark Surveying – Mapping - Geospatial on October 7, 2014, last revised October 15, 2014, designated Job Number 14616:
(A) Adjoiner’s building in the southeasterly corner of Parcel 2 extends over boundary line to the north onto the subject property by 2.6; (B) The building extends over a portion of the easement shown in paragraph 15; (C) The building extends over a portion of the easement shown in paragraph 20; (D) The building extends over a portion of the easement shown in paragraph 23.

Boise:

1.General and Special Taxes for the year 2014, an accruing lien not due or payable until the fourth Monday in November 2014 when the bills are issued, the first half of which is not delinquent until after December 20, 2014.

2.	Easements, reservations, restrictions and dedications as shown on the plat of said Subdivision.

3.	Easement, including terms and provisions contained therein: Recording Information: 605221
In Favor of:    Boise City
For:    sewer lines

4.	Easements, reservations, restrictions and dedications as shown on the plat of said Subdivision.

5.An unrecorded lease dated January 1, 1981, executed by J. Howard Hill and Rosemary Hill, husband and wife as lessor and Tod E. McClaskey and Edward H. Pietz, doing business as partners as lessee, as disclosed by a Memorandum of Lease recorded May 13, 1981 as 8120564 of Official Records.

Modification and/or amendment by instrument: recorded May 23, 1995 Recording Information: 95034729

The lessee’s interest under said Lease has been assigned to RLH Partnership, L.P., a Delaware limited partnership by mesne assignments of recorded the last of which recorded August 2, 1995, as Instrument No. 95053144, Records of Ada County, Idaho.

Lessor’s Assignment of the Interest of Jay H. Hill aka J. Howard Hill, deceased, to Rosemary H. Hill by Decree, recorded as Instrument No. 111016398, Records of Ada County, Idaho.

Lessee’s Assignment and Assumption Agreement to WHC809, LLC, a Delaware limited liability company, recorded November 3, 2011, as Instrument No. 111089852, Records of Ada County, Idaho.

Amendment to said Lease, recorded December 16, 2011, as Instrument No. 111102774, Records of Ada County, Idaho.

6.An Option as contained in the insured Lease, dated January 1, 1981, executed by J. Howard Hill and Rosemary Hill, husband and wife, as Lessor, and by Tod E. McClaskey and Edward H. Pietz, doing business as partners under the name of Red Lion Motor Inn/Downtowner, as Lessee, forthe period and upon the terms, conditions, and covenants therein contained, recorded May 13, 1981, as Instrument No. 8120564, and Amended by an instrument recorded May 23, 1995, as Instrument No. 95034729, Records of Ada County, Idaho.

An Assignment of the Option recorded April 10, 1985, as Instrument No. 8518991, and further assigned by document recorded August 2, 1995, as Instrument No. 95053144, Records of Ada County, Idaho.

7.An unrecorded lease dated , executed by RLH Partnership, L.P., a Delaware limited partnership as lessor and Red Lion Hotels, Inc., a Delaware corporation as lessee, as disclosed by a Memorandum of Lease/Sub-Lease recorded August 2, 1995 as 95053145 of Official Records.

Amended by Memorandum of Amendment to Lease, recorded November 12, 1996, as Instrument No. 96093520, Records of Ada County, Idaho.

8.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 7, 2014, last revised November 20, 2014, designated Job Number 14-1880F:
(A) Trash area and wall on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 13 feet; (B) Multiple landscape areas and curbs along the northern sides of Parcels 3 and 5 crosses the boundary line onto adjoining property; (C) Curbing along the southern sides of Parcels 3 and 5 crosses the southern boundary line into public right-of-way; (D) Curbing along the southeastern corner of Parcel 4 crosses the eastern boundary line onto adjoining property; (E) Canopy on the southeastern side of hotel building crosses the eastern boundary line onto adjoining property; (F) Curbing southeast of hotel building crosses the eastern boundary line onto adjoining property; (G) 6-foot wood fence on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 5.3 feet; (H) Steel tank on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 4.4 feet; (I) Canopy and hotel building lie over the sewer easement noted in Schedule B item 4; (J) Overhead electric and telephone lines cross through the southeastern corner of Parcel 1 without easement; (K) Canopy on the southeastern side of the hotel building crosses the building setback line.

Bend:

1.Taxes for the fiscal year 2014-2015 a lien due, but not yet payable.

2.Easements for utilities over and across the premises formerly included within the boundaries of Alley now vacated, if any such exists.

3.	Red Lion Roof Overhang License, including terms and provisions thereof. Recorded: March 09, 2000 as Volume 2000, Page 9063

4.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 09, 2014, last revised November 11, 2014, designated Job Number 14-1880E:
(A) Sidewalks cross the boundary lines onto the northern, eastern, and western sides of the subject property; (B) Power transformer on the northern portion of the subject property lacks any easement; (C) Southeastern side of the southernmost building crosses the 10-foot building setback line by 0.1 foot.

Coos Bay:

1.Water rights, claims to water or title to water, whether or not such rights are a matter of public record.

2.	Taxes for the fiscal year 2014-2015 a lien due, but not yet payable.

3.A perpetual right and easement to construct, maintain, repair and have free access to all slopes of cuts of fills for a width of 10 feet outside Southwesterly boundary of right of way of relocated Oregon Coast Highway as occasioned by or resulting from construction, operation or maintenance of a public highway and its appurtenances as granted to the State of Oregon, by and through its State Highway Commission, including terms and provisions thereof.

Recorded:	Book 137, Page 521; Book 138, Page 32; Book 138, Page 425 and Book 137, Page 295, Deed Records of Coos County, Oregon

4.Reservation of utilities in vacated street area, and the right to maintain the same, as set forth in the City of Coos Bay Ordinance No. 1547, including terms and provisions thereof.
Recorded:    May 23, 1941 in Volume 139, Page 274, Records of Coos County, Oregon

5.Reservation of utilities in vacated street area, and the right to maintain the same, as set forth in the City of Coos Bay Ordinance No. 2020, including terms and provisions thereof.
Recorded:    June 18, 1959 in Volume 272, Page 170, Records of Coos County, Oregon

6.	Easement, including terms and provisions contained therein:
Recording Information:    March 18, 1971 as Microfilm No. 71-3-56983, Records of
Coos County, Oregon

In Favor of:	The City of Coos Bay, Oregon and the City of North Bend, Oregon

7.	Easement, including terms and provisions contained therein:
Recording Information:    November 03, 1975 as Microfilm No. 75-11-120750,
Records of Coos County, Oregon
In Favor of:    City of Coos Bay Ordinance No. 2654

For:	reservation of utilities in vacated street area, and the right to maintain the same

8.	Lease and the terms and conditions thereof:
Lessor:    RLH Partnership, L.P., a Delaware Limited Partnership Lessee:    Red Lion Hotels, Inc., a Delaware Corporation Recorded:    August 02, 1995
Recording Information: 95-08-0081, Records of Coos County, Oregon

9.Easement for slopes as disclosed by instrument recorded August 27, 2012 as Microfilm No. 2012- 7063, Records of Coos County, Oregon.

10.Easement for Work Area as disclosed by instrument recorded August 27, 2012 as Microfilm No. 2012-7063, Records of Coos County, Oregon.

11.Reservation of access rights, as disclosed in Warranty Deed to State of Oregon, by and through its Department of Transportation recorded August 27, 2012 as microfilm no. 2012-7064, Records of Coos County, Oregon.

12.Easement to construct and maintain slopes, including the terms and provisions thereof as disclosed in Warranty Deed to State of Oregon, by and Through its Department of Transportation by instrument recorded August 27, 2012 as microfilm no. 2012-7064, Records of Coos County, Oregon.

13.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 07, 2014, last revised October 20, 2014, designated Job Number 12-1666:
(A) Sidewalk along the northwestern boundary line of the subject property crosses onto the northwestern side of the subject property; (B) Sidewalk crosses onto the northeastern side of the subject property.

Eureka:

1a. Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2014-2015:
1st Installment: $27,414.59, payable but not yet due Delinquent after: December 10, 2014
2nd Installment: $27,414.59, payable but not yet due Delinquent after: April 10, 2015
Land: $1,347,000.00
Structural Improvements: $2,274,500.00 Exemption: $0.00
Personal Property: $1,150,640.00 Fixed Improvements: $366,490.00 Code Area: 003-010
Parcel No.: 002-102-009-000

1b. Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2014-2015:
1st Installment: $4,686.79, payable but not yet due Delinquent after: December 10, 2014
2nd Installment: $4,686.79, payable but not yet due Delinquent after: April 10, 2015
Land: $78,500.00
Structural Improvements: $800,000.00 Exemption: $0.00
Personal Property: $0.00 Fixed Improvements: $0.00

Code Area: 003-010
Code Area: 002-102-003-000

2.The lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California.

3.The fact that the land herein described lies within the boundaries of the Project Area described in the Ordinance No. 224-C.S. of the City of Eureka, amendment adopted December 4, 1973, entitled "An Ordinance of the City of Eureka Approving and Adopting the Redevelopment Plan for the Eureka Tomorrow Redevelopment Project", a certified copy of which was recorded July 3, 1975, in Book 1296, Page 184, of Official Records, under Recorder’s Serial No. 11030, Humboldt County Records, as amended and restated by a certified copy of Statement recorded August 01, 2005, as Instrument No. 2005-25697-43, Humboldt County Records.

A certified copy of an Ordinance adopting an amendment to the Plan was recorded July 28, 2005, as Instrument No. 2005-25265-9, Humboldt County Records.

4.Reservations of permanent easements for the purposes enumerated in Section 8330 of the Streets and Highways Code of the State of California and of rights possessed by Pacific Gas and Electric Company and the Pacific Telephone and Telegraph Company, a California corporation, pursuant to existing franchises and renewals thereof for gas pipe lines, telegraphic and telephone lines and electric lines, with appurtenant rights, within the 20 foot alley running East and West through the center of the land herein described, all as reserved in the resolutions vacating said alleys, recorded February 02, 1973 in Book 1176 of Official Records, Page 183, Humboldt County Records, and February 16, 1973 in Book 1178 of Official Records, Page 24, Humboldt County Records, and May 04, 1973 in Book 1190 of Official Records, Page 105, Humboldt County Records.

5.An easement for the purpose shown below and rights incidental thereto as set forth in a Document:
Granted to:    City of Eureka
Purpose:    public utilities

Recorded:	April 09, 1974 in Book 1234 of Official Records, Page 33, Humboldt County Records

6.Covenants, conditions and restrictions (deleting therefrom any covenants or restrictions based on race, color, religion, sex, sexual orientation, familial status, marital status, disability, genetic information, gender, gender identity, gender expression, source of income as defined in subdivision (p) of Section 12955, ancestry, handicap, or national origin "unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons") as set forth in the Document:

Recorded:	June 10, 1981 in Book 1645 of Official Records, Page 710, under Recorder’s Serial No. 10890, Humboldt County Records.

7.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 01, 2014, last revised October 15, 2014, designated Job Number 03-699B:
(A) Canopy on the northeastern side of the subject property crosses the eastern boundary line by a maximum of 0.8 feet into .V. Street right-of-way; (B) Sidewalk along the southern side of building crosses the eastern boundary line into .V. Street right-of-way; (C) Canopy on the southern side of the building lies over the easements noted in Schedule B item 4.

Redding:

1.General and special taxes and assessments for the fiscal year 2014-2015, a lien not yet due or payable.

2.A notice of assessment recorded February 02, 2011 as Instrument No. 2011-3524 and recorded February 02, 2011 as Instrument No. 2011-3529, both of Official Records, executed by City of Redding, Shasta County.

3.The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

4.Abutter’s rights of ingress and egress to or from FREEWAY have been relinquished in the document recorded JANUARY 18, 1961 as BOOK 655, PAGE 316 of Official Records.

5.A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway, roadway or transit facility as contained in the document recorded JANUARY 18, 1961 as BOOK 655, PAGE 316 of Official Records.

6.An easement for Undisclosed easement and incidental purposes, recorded April 9, 1968 in Book 949, Page 371 of Official Records.
In Favor of:    Standard Oil Company of California

7.An easement for utility purposes and incidental purposes, recorded June 30, 1971 in Book 1073, Page 529 of Official Records.
In Favor of:    Levitt and Sons of California, Inc., a corporation
8.An easement for utility easement, 5 feet in width and incidental purposes, recorded July 13, 1972 in Book 1125, Page 146 of Official Records.
In Favor of:    City of Redding

9.The fact that the land lies within the boundaries of the Canby-Hilltop-Cypress Redevelopment Project Area, as disclosed by the document recorded July 21, 1981 in Book 1826, Page 269 of Official Records.

10.An easement for general utility and incidental purposes, recorded July 27, 1982 in Book 1902,
Page 543 of Official Records.
In Favor of:    City of Redding

11.An easement for public services and incidental purposes, recorded June 20, 2008 as Instrument No. 2008-0021315 of Official Records.
In Favor of:    Redding Redevelopment Agency, an Agency of the State of California

A document recorded September 8, 2008 as Instrument No. 2008-0030866 of Official Records provides that the interest of the easement holder was transferred to City of Redding, a municipal corporation of the State of California.

12.Rights of the public in and to that portion of the land lying within STREET, ROAD, HIGHWAY AND/OR FREEWAY.

13.	Water rights, claims or title to water, whether or not shown by the public records.

14.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 1, 2014, last revised October 13, 2014, designated Job Number 03-699A:
(A) Fence, overhead sign and parking on the westerly side of the subject property extend over the boundary line into the Interstate 5 right of way; (B) 2 story building on the northwesterly portion of the property is into utility easement item 8 of the Schedule B.

Post Falls:

1.Any claim arising from the difference in the mean high water line of the Spokane River and the meander line as shown by the Original Government Survey.

2.Title to the State of Idaho to the bed of Spokane River, a navigable body of water, to the natural or ordinary high water line.

3.Easement granted to The Washington Water Power Company recorded April 4, 1946, in Book 130 of Deeds, Page 289.

4.Easement granted to The Washington Water Power Company, recorded April 13, 1959, in Book 177 of Deeds, Page 494.

5.Easement for Ingress and Egress and Utilities granted to The Greenview Condominium Owners Association, contained in Warranty Deed recorded April 24, 1985, as Instrument No. 1006022.

6.Covenants, conditions, easements and restrictions on the recorded plat of said subdivision but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

7.	Negative Covenant, Conditions and Restrictions recorded as Instrument No. 1023529, but omitting any covenant, condition or restriction based on race, color, religion, sex, handicap, familial status, or national origin to the extent that such covenants, conditions or restrictions violate 42 USC 3604(c).

8.Easement for Maintenance, construction and control of landscaping, improvements and the existing roadway granted to Greenview Condominium Owners Association, Inc., recorded September 27, 1985, as Instrument No. 1023530.

9.Easement granted to The Washington Water Power Company, recorded August 10, 1987, as Instrument No. 1092571.

10.Sewer Agreement upon the terms, conditions and provisions contained therein: Parties: Templin’s Resort, Inc. and Greenview Condominium Owners Association, Inc. Recorded: September 19, 1988, Instrument No. 1129187.

11.Settlement Agreement upon the terms, conditions and provisions contained therein: Parties:    State of Idaho, Templin’s Resort and Conference Center, Inc., and Washington Water Power Company
Recorded:    March 13, 1989, Instrument No. 1143123

12.Easement disclosed by Order Approving Settlement, recorded March 16, 1989, as Instrument No. 1143422.

Said document was amended and recorded December 14, 1990, as Instrument No. 1203869.

13.Easement for Grant of Sewer granted to Templin’s Resort and Conference Center, Inc., an Idaho Corporation and Robert G. Templin and Mary W. Templin, husband and wife, recorded April 23, 1993, as Instrument No. 1301726.

14.Easement for Public Utility purposes over, under and across the vacated portion reserved by Ordinance 483, recorded July 26, 1985, as Instrument No. 1016331.

15.Encroachment Permit Number L-95-S-3036G, recorded April 13, 2006 as Instrument No. 2025016000.

16.Encroachment Permit Number L-95-S-3036H, recorded August 26, 2008 as Instrument No. 2175327000.

17.Encroachment Permit Number L-95-S-5320 recorded January 15, 2009 as Instrument No. 2192637000.

18.Encroachment Permit Number L-95-S-30361 recorded May 8, 2009 as Instrument No. 2210319000.

19.	Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 10, 2014, last revised October 16, 2014, designated Job Number 14-1880A:
(A) Wood decks cross the southwestern boundary line of the subject property onto adjoining property by a maximum of 13.7 feet; (B) Concrete surface and 8-inch concrete wall cross the southwestern boundary line of the subject property onto adjoining property by a maximum of 9.7 feet; (C) 8-inch concrete wall crosses the southwestern boundary line of the subject property onto adjoining property; (D) Fences, ownership unknown, lie a maximum of 01.6 feet east of the eastern boundary line onto adjoining property; (E) Fence along the northern side of the subject property crosses the eastern boundary line onto adjoining property.

Olympia:

1.Easements and dedications contained on the face of the plat of Evergreen Park recorded in Volume 16 of Plats, page 61, in Thurston County, Washington:

An easement is hereby reserved by Puget Sound Power & Light Company and Pacific Northwest Bell Telephone Company and their respective successors and assigns under and upon the exterior 5 feet of front and rear boundary lines and under and upon the exterior 2.5 feet at side boundary lines of all lots, in which to install, lay, construct, renew, operate and maintain underground conduits cables and wires with facilities and other equiptment for the purpose of serving the subdivision and other property with electric and telephone service; together with all rights to enter upon the lots at all times for the purposes stated. All permanent utility services shall be provided by underground service exclusively.

The right to make all necessary slopes for cuts or fills upon the lots and blocks shown on the plat in the reasonable original grading of all streets, lanes, drives etc, shown hereon and also dedicates to the public the easements shown hereon for the purposes of maintaining, operating and repairing the utilities contained in said easements.

2.	Easement, including terms and provisions contained therein:
Recording Information: November 4, 1970 as Recording No. 832206 In Favor of:    Puget Sound Power and Light Company
For:    Electric transmission and distribution line

3.Right to make necessary slopes for cuts or fills upon said premises for sanitary sewer main trunk as granted by deed recorded May 31, 1972 under recording no. Recording No. 866856.

4.Covenants, conditions, restrictions, easements and assessments in the document recorded July 20, 1973 as Recording Nos. 894488 and 894506 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

Document re-recorded August 7, 1973 as Recording No. 895640 of Official Records.

Amended by Ordinance No. 4026 recorded August 1, 1977 as Recording No. 1006390 of Official Records.

5.	Easement, including terms and provisions contained therein:
Recording Information: February 6, 1974as Recording No. 905921 In Favor of:    The State of Washington

6.	Easement, including terms and provisions contained therein:
Recording Information: November 3, 1978 as Recording No. 1057433
In Favor of:        Adjacent property owners (being the owners of Lot 8) For:    Ingress, egress and utilities

7.	Easement, including terms and provisions contained therein:
Recording Information: April 5, 1985 as Recording No. 8504050052 In Favor of:    Adjacent property owners

8.The terms and provisions contained in the document entitled "Road Maintenance Agreement" recorded March 24, 1987 as Recording No. 8703240145 of Official Records.

9.	Covenants, conditions, restrictions and/or easements: Recorded: March 24, 1987
Recording No.:    Recording No. 8703240146

10.	Easement, including terms and provisions contained therein:
Recording Information: October 9, 2001 as Recording No. 3384366
In Favor of:    Puget Sound Energy, Inc., a Washington corporation
For:    Utility systems for transmission, distribution and sale of gas

11.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 08, 2014, designated Job Number 14-1880C:
(A) Sidewalk crosses the boundary line onto the northwestern side of the subject property; (B) Sidewalk crosses the boundary line onto the western panhandle of the subject property; (C) Parking striping along the northern side of the subject property crosses the northern boundary line onto adjoining property; (D) Chain link fence along the southeastern side of the subject property crosses the southern boundary line by a maximum of 1.4 feet onto adjoining property;
(E) Red Lion Hotel and Morris Business Park Red Lion Hotel sign lie south of the southern boundary line of the western panhandle of the subject property; (F) Hotel building is into the underground electric easement noted in Schedule B item 6 by a maximum of 170.8 feet; (G) Subject property has physical access over Lots 9 and 10 without noted easement.

Pasco:

1.	Relinquishment of all existing and future rights to light, view and air, together with rights of

access to and from the state highway constructed on lands conveyed by instrument: Recorded:	March 27, 1961, October 31, 1963 and August 2, 1983
Recording No.:    222782, 253867 and 426650

2.	Exceptions and Reservations as contained in Deed: From: United States of America
Recorded:    May 17, 1963

3.	Easement, including the terms and provisions contained in document: Recorded: July 23, 1963
Recording No.:    250542
In Favor of:    Port of Pasco

For:	Various rights relating to use and operation of the Pasco Municipal Airport

4.	Easement, including the terms and provisions contained in document: Recorded: June 8, 1964
Recording No.:    261892

In Favor of:	Public Utility District No. 1 of Franklin County, Washington, a municipal corporation

Note: A partial release of said easement recorded May 15, 1968 under Recording No. 308418.

5.	Easement, including the terms and provisions contained in document: Recorded: January 31, 1968
Recording No.:    306312

In Favor of:	Public Utility District No. 1 of Franklin County, Washington, a municipal corporation

6.	Easement, including the terms and provisions contained in document: Recorded: October 6, 1979
Recording No.:    397328
In Favor of:    City of Pasco
For:    Water and sewer lines

7.	Covenants, Conditions, Restrictions and/or easements in the Contract of Sale: Recording No.: 397328

8.	Concomitant Zoning Agreement and the terms and provisions thereof Between: City of Pasco
And:    Remsco, Inc.
Dated:    December 3, 1979
Recorded:    December 5, 1979
Recording No.:    397315

9.	Easement, including the terms and provisions contained in document:

Recorded:    July 15, 1981
Recording No.:    411856

In Favor of:	Public Utility District No. I of Franklin County, Washington, a municipal corporation

10.	Easement, including the terms and provisions contained in document: Recorded: July 15, 1981
Recording No.:    411857

In Favor of:	Public Utility District No. I of Franklin County, Washington, a municipal corporation

11.	Easement, including the terms and provisions contained in document: Recorded: October 18, 1983
Recording No.:    427845
In Favor of:    City of Pasco
For:    Exclusive public utility easement for a waterline

12.	Easement, including the terms and provisions contained in document: Recorded: July 26, 1990
Recording No.:    473258
In Favor of:    City of Pasco
For:    Sanitary sewer and other public utility services

13.	Easement, including the terms and provisions contained in document: Recorded: June 16, 2003
Recording No.:    1626268
In Favor of:    Red Lion Hotels, Inc.
For:    A non-exclusive easement

14.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 8, 2014, last revised October 13, 2014, designated Job Number 14-1880D:
(A) Fence, ownership unknown, lies a maximum of 0.6’ northeast of the northeastern boundary line of the subject property onto adjoining property; (B) Concrete surface along the southeastern side of the subject property crosses the eastern boundary line onto adjoining property; (C) Gravel and asphalt surfaces cross the southeastern boundary line of the subject property onto adjoining property; (D) Fence, ownership unknown, lies south of the southern boundary line into public right-of-way; (E) Two signs along the western side of the subject property cross the western boundary line by a maximum of 12.1 feet; (F) Western side of Roasters Coffee building in the northwestern portion of the subject property is into the sewerline easement noted in Schedule B item 12; (G) Multiple buildings lie over the sewerline easement noted in Schedule B item 6; (H) Central portion of the main hotel building is into the utility easement noted in Schedule B item 10; (I) Northeastern side of hotel building is into the P.U.D. right-of-way easement noted in Schedule B item 5; (J) Multiple storm sewer manholes on the subject property lack any easement; (K) Red Lion sign in the southeastern corner of the subject property lies over the easements noted in Schedule B items 4 and 9.

Port Angeles:

1.	Easement, including terms and provisions contained therein: Recorded: December 2, 1940
Recording No.:    192384
In favor of:    The City of Port Angeles
For:    To dump and fill dirt

2.	Easement, including terms and provisions contained therein: Recorded: July 11, 1950
Recording No.:    255062

In favor of:	Chicago, Milwaukee, St. Paul and Pacific Railroad Company, a Wisconsin corporation
For:    To construct and maintain a fill

3.	Easement, including terms and provisions contained therein: Recorded: July 11, 1950
Recording No.:    255064

In favor of:	Chicago, Milwaukee, St. Paul and Pacific Railroad Company, a Wisconsin corporation
For:    To construct maintain in fill

4.Use of existing Front Street Driveway for access to owners parking lot access in or out for their business granted by instrument recorded June 10, 1968 under Auditor’s File No. 382093 to Percy Bork and William Bork.

5.	Easement, including terms and provisions contained therein: Recorded: March 17, 1987
Recording No.:    588978
In favor of:    City of Port Angeles
For:    Utility Purposes

6.	Easement, including terms and provisions contained therein: Recorded: December 6, 1988
Recording No.:    611017
In favor of:    The City of Port Angeles
For:    Electric transmission line or system

7.Right of the Owners or tenants of the Southerly 144 feet of Lot 9, Block 2 (Parker Paints) in and to a Southerly portion of said premises lying within Lot 9, Block 2 for parking purposes, as disclosed by Survey recorded in Volume 33 of Surveys, Page 73.

8.	Easement, including terms and provisions contained therein: Recorded: May 3, 1996
Recording No.:    738586
In favor of:    City of Port Angeles, a municipal corporation

For:    Storm drain improvements

9.	Easement, including terms and provisions contained therein: Recorded: July 10, 1998
Recording No.:    1998 1012208
In favor of:    The City of Port Angeles

For:	An overhead and/or underground electric transmission and distribution line or system

10.	Easement, including terms and provisions contained therein: Recorded: July 24, 1998
Recording No.:    1998 1012774
In favor of:    Northland Cable Television, Inc.
For:    Cable facilities

11.Any lien of liens that may arise or be created in consequence of or pursuant to an act of the legislature of the State of Washington entitled "An act prescribing the ways in which waterways for the uses of navigation may be excavated by private contract, providing for liens upon lands belonging to the state, granting rights of ways across land belonging to the state, approved March 9, 1893.

12.Rights of the general public to the unrestricted use of all the waters of a navigable body of water not only for the primary purpose of navigation, but also for corollary purposes; including (but not limited to) fishing, boating, bathing, swimming, water skiing and other related recreational purposes, as those waters may affect the tidelands, shore lands or adjoining uplands and whether the level of the water has been raised naturally or artificially to a maintained or fluctuating level, all as further defined by the decisional law of the state. (Affects all of the premises subject to such submergence)

13.Terms, provisions and reservations under the Submerged Land Act (43 U.S.C.A. Sections 1301 through 1311) and the rights of the United States of America to regulate commerce, navigation, flood control, fishing and production of power.

14.Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 01, 2014, last revised October 30, 2014, designated Job Number 03-699C 2014:
(A) Sidewalks cross the boundary line onto the northeastern and eastern sides of the subject property; (B) Concrete pad for propane tanks on the southeastern side of the subject property crosses the southern boundary line into Victoria Street right-of-way by 7.1 feet; (C) 1-story lobby building, restaurant building, and outdoor dining area lie over the 25-foot easement to dump and fill dirt noted in Schedule B item 2; (D) Southeastern side of the northern hotel building is into the utility easement noted in Schedule B items 6; (E) The eastern side of the northern hotel building is into the 20-foot easement to construct and maintain a fill noted in Schedule B items 4.

Richland:

1.Easement and limitations as established in the dedication of "Plat of Richland" as follows: PART A DEDICATION

SECTION 1. Except as provided in Section 2 of this part, each "Street", "Way", "Avenue", "Boulevard", "Lane", and "Place" so designated on the fifty-sic (56) Plat Sheets (those bearing arabic numeral designated only and not those bearing arabic numeral with alphabetical suffix, except 5N) is dedicated to the use of the public forever. Any improvement of those dedicated ways (or portions thereof) shown shaded shall be at the expense of the abutting landowners, subsequent to the United States of America. Prior to acceptance into the public road system, such improvement shall conform to a standard acceptable to the governing municipality.

SECTION 3. Each "Dedicated Pedestrian Right-of-Way", shown by dash-dot-dot lines and designated as such on the Plat, is dedicated to the use of the public forever for pedestrian traffic.

PART B EASEMENTS

SECTION 1. (a) An easement is reserved to the United States of America and its assigns, licenses or permitees, to operate, maintain, repair, replace, relocate and remove such public utility type facilities as now exist in the area dedicated under Part A above and to install, construct, operate, maintain, repair, replace and remove addition public utility type facilities in said dedicated areas. in no event shall the existence of such facilities prohibit use of the dedicated ways by the public, and any damage caused by the construction, operation, maintenance, repair, replacement, relocation or removal of said facilities shall be repaired by the one causing said damage. The owner of the fee underlying a "Dedicated Pedestrian Right-of Way" shall be restricted as stated in Section 2 of this part.

SECTION 3. Properties affected by this Section are benefited or burdened by special use easements, shown by dash-dot-dot lines and by dashed lines identified as "Irrigation Canal Easements", which easements are more specifically defined as follows:

(a)	"Alley"

(1)An easement for all property owners whose property abuts on the "Alley" and for their invitees, to use the area so designated as a secondary means of access.

(2)An easement for the United States of America and its assigns to construct, operate, maintain, repair, replace, remove and relocated public utility type facilities over, under, across and upon said "Alley", In no event shall the existence of such facilities prohibits use of the "Alley" as a secondary means of access. Any damage caused by work upon such facilities shall be repaired by or at the expense or the one causing said damage.

(b)	"Street Easement"

(1)    An easement of right-of-way for abutting owners and for their invitees as a means of access between their property and public ways. The "Street Easement" may be improved by the owners of the easement to make it suitable for vehicular and pedestrian traffic.

(2)    An easement for the United States of America and its assigns to construct, operate, maintain, repair, replace, remove and relocate public utility type facilities over, under, across and upon the surface of the ground. Any damage caused by work upon such facilities shall be repaired by or at the expense of the one causing said damage.

(c)	"Steam Easement"

An easement for the United States of America and its assigns to operate, maintain, repair, replace,or remove underground steam conduits and appurtenances for transmitting steam for heat and power. The owner of the underlying fee shall restricted in use of this area as stated for facilities in Section 2 of Part B.

(h) "Levee Easement"

An easement for the United States of America to construct, maintain, repair, and remove a levee for the control of flood waters. The owner of the fee underlying a "Levee Easement" may use the area affected only as permitted by the owner of the easement.

PART C LIMITATION

Any payment for any liability which may be incurred hereunder by the United States of America will be subject to the availability of appropriations and to a determination under the Federal Tort Claims Act.

2.	Limitation set forth in Deed given by the United States of America: Recorded: May 11, 1959
Recording No.:    416463

As follows:
As to that 10.0 foot wide Northwesterly-Southeasterly easement (shown on the Plat by dashed lines and defined in Section 2 of Plat B of Dedication and Easements, as amended, of said Plat), the Grantor limits the use thereof to the installation, operation, maintenance, repair and replacement of public utility pole lines and appurtenances

3.Easement, including the terms and provisions contained in Deed given by the United States of America, reserved to owner or owners of Lots 1 through 6, Block 630 and to the owner of Block 636, for his use and benefit and for the use and benefit of his invitees, to use that portion of the property herein conveyed (Lot 5) which is defined in said Plat as an alley (subsection (a) of Section 3, Part B of Dedication and Easements, as amended) as a secondary means of access:

Recorded:    May 11, 1959
Recording No.:    416463

We note Relinquishment of Easement:

Executed by:    City of Richland
To:    Owner of Lot 5
Recorded:    September 21, 1976
Recording No.:    711571

Whereby the City relinquishes said alley easement over and across Lot 5. We find no relinquishment from the owner or owners of Lots 1, 2, 3, 4 and 6, Block 630 or the owner or owners of Block 636.

4.Easement, including the terms and provisions contained in Deed given by the United States of America:
Recorded:    March 3, 1960
Recording No.:    432755

For:	Utilities reserved to the owner or owners of Lots 4 and 5, Block 630, Plat of Richland

5.	Easement, including the terms and provisions contained in document: Recorded: July 26, 1960
Recording No.:    440582
In Favor of:    United States of America

For:	To use public utility type facilities in all their existing locations on Lot 6, Block 630, said plat

6.	Easement, including the terms and provisions contained in document: Recorded: August 25, 1976
Recording No.:    709789
In Favor of:    City of Richland, a municipal corporation

For:	The construction, repair and maintenance of public utilities and services within that portion of Knight Street vacated by Ordinance No. 61-76

7.	Easement, including the terms and provisions contained in document: Recorded: September 21, 1976
Recording No.:    711571
In Favor of:    City of Richland, a municipal corporation

For:	Installation, construction, operation, maintenance, repair, replacement, removal and relocation of facilities over, under and above the relinquished alley easement located in Lot 5

8.Utility easements as delineated on attached ALTA Survey No. 94-24409 appear to encroach the main buildings on the East.

9.	Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 8, 2014, last revised October 15, 2014, designated Job Number 03-699E 2014:
(A)Intentionally deleted; (B) Asphalt for turn around and planter are over the easterly line; (C) Building overhang is over the easterly line; (D) Sidewalk is over the easterly line; (E) Hot tub and concrete are over the easterly line; (F) Power transformer over the easterly line; (G) Satellite dish fence over the easterly line; (H) Two traffic poles on the southerly portion of said premises for which we find no easement of record.

EXHIBIT C

Form of Bill of Transfer

BILL OF TRANSFER

KNOW ALL MEN BY THESE PRESENTS that    , a Delaware limited liability company (the “Contributor”), as a contribution to the capital of
    , a Delaware limited liability company (the “Acquirer”), and in accordance with and subject to that certain Asset Contribution Agreement dated as of
, 2014 between Red Lion Hotel Corporation and Acquirer (the “Contribution Agreement”), hereby contributes and conveys unto said Acquirer any and all of Contributor’s right, title, and interest in, to the Fixtures, Tangible Personal Property, Documents, and Consumables located at
    (collectively, the “Transferred Property”) as is, where is, and without warranty of use, and without warranty, express or implied, of merchantability or fitness for a particular purpose, except as set forth in the Contributions Agreement. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Contribution Agreement.

Nothing contained in this Bill of Transfer shall be deemed to limit, waive, or otherwise derogate from any provision in the Contribution Agreement (including, but not limited to, any representations, warranties, or indemnities) by either Contributor or Acquirer and none of such provisions in the Contribution Agreement shall be deemed to have merged into this Bill of Transfer. Contributor and Acquirer will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents, or certificates as either party deems reasonably necessary in order to convey the Transferred Property to Acquirer hereunder.

In no event shall the direct or indirect partners, shareholders, members, owner, or affiliates, any officer, director, employee, or agent of either Contributor or Acquirer, or any affiliate or controlling person thereof, have any liability for any claim, cause of action, or other liability arising out of or relating to this Assignment or the Transferred Property, whether based on contract, common law, statute, equity, or otherwise.

TO HAVE AND TO HOLD all of said personal property unto Acquirer, its successors, and assigns to its own use forever.

(Remainder of page intentionally left blank; signatures follow.)

IN WITNESS WHEREOF, Contributor has executed this Bill of Transfer as of
    , 2014.

    , a Delaware limited liability company

By:      Name:      Title:

EXHIBIT D

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”)
is being made effective as of    , 2014 (the “Effective Date”), by
    , LLC, a Delaware limited liability company (“Assignor”) and
    , a Delaware limited liability company (“Assignee”), in accordance with that certain Asset Contribution Agreement dated as of    , 2014, entered into by and between Red Lion Hotel Corporation and Assignee (the “Contribution Agreement) and located at the property with the commonly known address of
    (the “Hotel”). All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Contribution Agreement.

As a contribution to the capital of Assignee and in consideration of the mutual covenants and agreements herein contained, Assignor and Assignee hereby covenant and agree as follows:
1.Assignor hereby contributes, conveys and assigns to Assignee all of the right, title, and interest of Assignor, if any, in, to, and under the Hotel Contracts, disclosed on Schedule 5.01(d) of the Contribution Agreement with regard to the Hotel, the Space Leases disclosed on Schedule 5.01(e) of the Contribution Agreement with regard to the Hotel (including any guarantees under the Space Leases), Permits with regard to the Hotel (other than Excluded Permits) and all other Miscellaneous Hotel Assets with regard to the Hotel (the “Assigned Property”) to have and to hold the same unto Assignee and Assignee’s heirs, successors, and assigns forever.
2.Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorney’s fees) arising in connection with the operation of the Property during the period of time prior to the Effective Date. Assignee shallindemnify Assignor for claims arising in connection with the foregoing and relating to the period of time on and after the Effective Date other than with respect to any claims for any Retained Liabilities (as defined in the Contributon Agreement).
3.Nothing contained in this Assignment shall be deemed to limit, waive, or otherwise derogate from any provision in the Contribution Agreement (including, but not limited to, any representations, warranties, or indemnities) by either Assignor or Assignee and none of such provisions in the Contribution Agreement shall be deemed to have merged into this Assignment.
4.Assignor and Assignee will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents, or certificates as either party deems reasonably necessary in order to assign the Assigned Property to Assignee hereunder.

5.This Assignment may be executed by the parties in one or more counterparts, all of which together shall constitute one and the same agreement.
6.This Assignment shall bind, and the benefits thereof shall inure to, the respective heirs, legal representatives, successors, and assigns of Assignor and Assignee (including direct and indirect subsidiaries of Assignee).
7.In no event shall the direct or indirect partners, shareholders, members, owner, or affiliates, any officer, director, employee, or agent of either Assignor or Assignee, or any affiliate or controlling person thereof, have any liability for any claim, cause of action, or other liability arising out of or relating to this Assignment or the Assigned Property, whether based on contract, common law, statute, equity, or otherwise.

ASSIGNOR:	, LLC, a Delaware limited liability company

By:      Name:      Title:

ASSIGNEE:	, a Delaware limited liability company

By:      Name:      Title:

EXHIBIT E

Certification of Non-Foreign Status

CERTIFICATION OF NON-FOREIGN STATUS

This Certification of Non-Foreign Status (this “Certification”) is being delivered in connection with the Asset Contribution Agreement dated as of
, 2014, as amended (the “Contribution Agreement”), by and between Red Lion Hotel Corporation, a Washington corporation (“RL”) and    , a Delaware limited liability company (“Transferee”).

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.    (“Contributor”) is a direct or indirect, wholly-owned subsidiary of RL (“Transferor”). To inform Transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Contributor, the undersigned hereby certifies the following on behalf of Transferor:

1.Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

3.Contributor is a disregarded entity (as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii)) whose sole owner for U.S. federal tax purposes is Transferor;

4.	Transferor’s U.S. employer identification number is ; and

5.	Transferor’s office address is
    .

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this Certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare I have authority to sign this document on behalf of Transferor.

Dated and effective as of    , 2014.

RED LION HOTEL CORPORATION

By:          Printed Name:      Title:

Schedule 1 Excluded Assets
Nothing additional from definition.

Schedule 1.01

Contributing Entities, Locations, and Hotels

Owner	Location	Hotel
WHC804, LLC	W. 303 North River Drive, Spokane, Washington	Red Lion Hotel at the Park
WHC816, LLC	161 West 600 South, Salt Lake City, Utah	Red Lion Hotel Salt Lake
WHC809, LLC	1800 Fairview Avenue, Boise, Idaho	Red Lion Boise
WHC809, LLC	1465 and 1415 NE Third Street, Bend, Oregon	Red Lion Hotel Bend
WHC809, LLC	1313 North Bayshore Drive, Coos Bay, Oregon	Red Lion Hotel Coos Bay
WHC831, LLC	1929 Fourth Street, Eureka, California	Red Lion Hotel Eureka
WHC840, LLC	1830 Hilltop Drive, Redding, California	Red Lion Hotel Redding
Red Lion Hotels Limited Partnership who acquired title as Cavanaugh’s Hospitality Limited Partnership	414 East First Avenue, Post Falls, Idaho	Red Lion Templin’s
WHC821, LLC	2300 Evergreen Park Drive, Olympia, Washington	Red Lion Hotel Olympia
WHC837, LLC	2525 North 20th Avenue, Pasco, Washington	Red Lion Hotel Pasco
WHC839, LLC	221 North Lincoln Street, Port Angeles, Washington	Red Lion Hotel Port Angeles
WHC841, LLC	802 George Washington Way, Richland, Washington	Red Lion Hotel Richland

Schedule 2 Excluded Permits
Red Lion Hotel at the Park

1.State of Washington Master License #367877

2.	Washington State Department of Health Transient Accommodations Permit
#TA.FS.00000203
3.Washington State Department of Revenue Reseller Permit #A07 8397 17 Post Falls
1.Idaho State Police Retail Alcohol Beverage License #2564

2.	Kootenai County Retail Alcohol Beverage License #2014-136

3.	City of Post Falls Alcohol Beverage License#2014-54
4.City of Post Falls Business License #14-0457 Salt Lake City
1.State of Utah Department of Alcoholic Beverage Control Banquet Catering Liquor License
#BC00032

2.	State of Utah Department of Alcoholic Beverage Control Restaurant Liquor License
#RE01068

3.	Salt Lake City Corporation Hotel License #1998-00920
4.Salt Lake City Fire Prevention Bureau Fire Prevention Permit #02-0947 Olympia
1.State of Washington Master License #357709

2.	Washington State Department of Health Transient Accommodations #TA.FS.00001459
3.Washington State Department of Revenue Reseller Permit #A07 8396 17 Eureka
1.State of California Alcoholic Beverage License #47 45020 – On-Sale General Eating Place

2.	State of California Alcoholic Beverage License #47 45020 – Event Permit

3.	State of California Alcoholic Beverage License #47 45020 – Portable Bar

4.	City of Eureka Business License #0493
5.Humboldt County Department of Health Facility Permit #FA0002581 Pasco

1.	State of Washington Master License #356528

2.	Washington State Department of Health Transient Accommodations # TA.FS.00001553

3.	City of Pasco Business License #662

4.	Benton-Franklin Health District #BF-FOOD-14-172

5.	Benton-Franklin Health District #BF-FOOD-14-172 - Catering
6.Washington State Department of Revenue Reseller Permit #A09 2111 17 Port Angeles
1.State of Washington Master License #356502

2.	Washington State Department of Health Transient Accommodations # TA.FS.00000996

3.	Clallam County Environmental Health Services Food Service Permit #1411

4.	Clallam County Environmental Health Services Water Recreational Facility #8303
5.Washington State Department of Revenue Reseller Permit #A09 2110 17 Redding

1.	State of California Department of Alcoholic Beverage Control #47 452035 – On Sale General Eating Place

2.	Shasta County Department of Resource Management Permit to Operate Hotel

3.	Shasta County Department of Resource Management Permit to Operate Food Establishment

4.	Shasta County Department of Resource Management Permit to Operate Public Pool

5.	City of Redding Business License - Restaurant #13580

6.	City of Redding Business License – Hotel #3768
7.State of California Seller’s Permit Richland
1.State of Washington Master License #356811

2.	Washington State Department of Health Transient Accommodations TA.FS.00000509

3.	Benton-Franklin Health District Permit # BF-FOOD-14-22

4.	Benton-Franklin Health District Permit #
5.Benton-Franklin Health District Annual Water Recreation Operation Permit # Bend
1.Oregon Liquor Control Commission Off-Premises Sales Permit #207240

2.	Deschutes County Travelers Accommodation License #54370

3.	Deschutes County First Spa-Year Round Limited Use License #54579
4.Deschutes County First Spa-Year Round Limited Use License #54065 Boise

1.	Idaho State Police Retail Alcohol Beverage License #4582

2.	Ada County Alcohol Beverage License #201500513

Coos Bay

1.	Oregon Liquor Control Commission Off-Premises Sales Permit #187917

2.	Oregon Liquor Control Commission Full On-Premises Sales Permit #187915

3.	Coos County Public Health Spa-Year Round Limited Use License #54882

4.	Coos County Public Health Pool-Seasonal Limited Use License #54863

Schedule 3.01 Purchase Price Allocation

***CONFIDENTIAL TREATMENT REQUESTED

Purchase Price Allocation									Advance
		Land							Customer		Other Net
Inventory	Hotel	Improvements	Land	FF&E	SubTotal	Property Taxes Payble	Cash	Prepaid Insurance	Deposits	Guest room A/R	Prepaid Assets	Total
Red Lion Inn at the Park 50,550	***	***	***	***	21,653,428	(33,872)	11,800	77,148	(25,079)	67,663	14,256	21,765,344
Red Lion Templin's 50,704	***	***	***	***	1,984,489	(5,125)	8,950	52,066	(7,820)	5,709	4,655	2,042,925
Red Lion Hotel Salt Lake 33,452	***	***	***	***	18,747,888	(6,947)	10,000	59,530	(7,281)	35,858	76,272	18,915,320
Red Lion Hotel Olympia 76,559	***	***	***	***	1,278,318	(8,454)	10,350	23,047	(24,613)	47,187	12,467	1,338,301
Red Lion Hotel Eureka 40,752	***	***	***	***	5,528,509	(2,441)	8,500	21,240	(11,330)	14,694	15,802	5,574,974
Red Lion Hotel Pasco 60,736	***	***	***	***	8,090,365	(21,564)	20,000	35,339	(17,298)	80,940	31,067	8,218,847
Red Lion Hotel Port Angeles 39,747	***	***	***	***	15,020,591	(11,186)	9,275	38,120	(2,301)	64,277	19,687	15,138,463
Red Lion Hotel Redding 30,323	***	***	***	***	4,104,829	(2,536)	11,000	23,767	(11,330)	14,694	37,840	4,178,264
Red Lion Hotel Richland 24,201	***	***	***	***	4,243,983	(11,594)	10,000	21,842	(10,706)	10,986	18,661	4,283,173
Red Lion Hotel North Bend 1,777	***	***	***	***	2,739,544	20,813	1,700	10,136	(3,120)	3,590	5,709	2,778,373
Red Lion Boise 30,984	***	***	***	***	2,437,357	(2,908)	10,000	28,918	(11,692)	40,434	36,233	2,538,341
Red Lion Hotel Coos Bay 25,896	***	***	***	***	3,006,747	23,314	5,900	18,779	(1,537)	6,508	4,360	3,064,071
465,680	51,637,396	2,054,707	25,826,647	8,851,619	88,836,048	(62,500)	117,475	409,932	(134,107)	392,540	277,010	89,836,398

Schedule 5.01(c) Existing Permits
Spokane

1.State of Washington Master License #367877

2.	Washington State Department of Health Transient Accommodations Permit
#TA.FS.00000203

3.	City of Spokane Entertainment Facilty License #T14000240ENF

4.	Spokane Regional Health District Food Establishment Permit #14-4879

5.	Spokane Regional Health District Water Recreation Facility Permit #P14-0015

6.	Spokane Regional Health District Caterer Permit #14-4059

7.	City of Spokane Elevator Operating Permit #ELVP0047 - 9

8.	Spokane Fire Department Places of Assembly Permit #F13011584PBA
9.Washington State Department of Revenue Reseller Permit #A07 8397 17 Post Falls
1.Idaho State Police Retail Alcohol Beverage License #2564

2.	Kootenai County Retail Alcohol Beverage License #2014-136

3.	City of Post Falls Alcohol Beverage License#2014-54

4.	City of Post Falls Business License #14-0457

5.	Panhandle Health District Food Permit License #15-529

6.	Panhandle Health District Critical Materials Compliance Certificate
7.Encroachment Permit Number L-95-S-3036G, recorded April 13, 2006 as Instrument No. 8. 2025016000.

9.	Encroachment Permit Number L-95-S-3036H, recorded August 26, 2008 as Instrument No. 2175327000.

10.	Encroachment Permit Number L-95-S-30361 recorded May 8, 2009 as Instrument No. 2210319000.

Salt Lake City

1.	State of Utah Department of Alcoholic Beverage Control Banquet Catering Liquor License
#BC00032

2.	State of Utah Department of Alcoholic Beverage Control Restaurant Liquor License
#RE01068

3.	Salt Lake City Corporation Hotel License #1998-00920

4.	Salt Lake County Health Department Public Lodging Permit #35-0000051

5.	Salt Lake County Health Department Food Service Permit #35-0007271

6.	Salt Lake County Health Department Food Service Permit #35-0007272

7.	Salt Lake County Health Department Food Service Permit #24-0007273

8.	Salt Lake County Health Department Swimming Pool/Spa Permit #35-0001705

9.	Salt Lake City Fire Prevention Bureau Fire Prevention Permit #02-0947

Olympia

1.State of Washington Master License #357709

2.	Washington State Department of Health Transient Accommodations #TA.FS.00001459

3.	Thurston County Food Establishment Operating Permit #11108316

4.	Thurston County Public Health Pool Permit #12107614

5.	Washington State Department of Labor & Industries Elevator Permit #2423

6.	Washington State Department of Labor & Industries Elevator Permit #2424

7.	Washington State Department of Labor & Industries Elevator Permit #2425

8.	Washington State Department of Labor & Industries Elevator Permit #9418
9.Washington State Department of Revenue Reseller Permit #A07 8396 17 Eureka
1.State of California Alcoholic Beverage License #47 45020 – On-Sale General Eating Place

2.	State of California Alcoholic Beverage License #47 45020 – Event Permit

3.	State of California Alcoholic Beverage License #47 45020 – Portable Bar

4.	City of Eureka Business License #0493

5.	Humboldt County Department of Health Facility Permit #FA0002581

6.	State of California Department of Industrial Relations Elevator - #057891
7.State of California Department of Industrial Relations Elevator - #067212 Pasco

1.	State of Washington Master License #356528

2.	Washington State Department of Health Transient Accommodations # TA.FS.00001553

3.	Benton-Franklin Health District #BF-FOOD-14-172

4.	Benton-Franklin Health District #BF-FOOD-14-172 - Catering

5.	City of Pasco Business License #662

6.	Washington State Department of Revenue Reseller Permit #A09 2111 17

7.	Washington State Department of Transportation Outdoor Advertising Sign Permit #025132

8.	Benton-Franklin Health District Annual Water Recreation Operation Permit #DPAA- 9LTUZU

9.	Washington State Department of Labor & Industries Elevator Permit #104870

10.	Washington State Department of Labor & Industries Elevator Permit #104871
11.Washington State Department of Labor & Industries Elevator Permit #104872 Port Angeles
1.State of Washington Master License #356502

2.	Washington State Department of Health Transient Accommodations # TA.FS.00000996

3.	Clallum County Environmental Health Services Food Service Permit #1411

4.	Clallum County Environmental Health Services Water Recreational F

5.	Washington State Department of Labor & Industries Elevator Permit #102127

6.	Washington State Department of Labor & Industries Elevator Permit #102128

7.Washington State Department of Revenue Reseller Permit #A09 2110 17 Redding

1.	State of California Department of Alcoholic Beverage Control #47 452035 – On Sale General Eating Place

2.	Shasta County Department of Resource Management Permit to Operate Hotel

3.	Shasta County Department of Resource Management Permit to Operate Food Establishment

4.	Shasta County Department of Resource Management Permit to Operate Public Pool

5.	City of Redding Business License - Restaurant #13580

6.	City of Redding Business License – Hotel #3768
7.State of California Seller’s Permit Richland
1.State of Washington Master License #356811

2.	Washington State Department of Health Transient Accommodations TA.FS.00000509

3.	Benton-Franklin Health District Permit # BF-FOOD

4.	Benton-Franklin Health District Permit #
5.Benton-Franklin Health District Annual Water Recreation Operation Permit # Bend
1.Oregon Liquor Control Commission Off-Premises Sales Permit #207240

2.	Deschutes County Travelers Accommodation License #54370

3.	Deschutes County First Spa-Year Round Limited Use License #54579

4.	Deschutes County First Spa-Year Round Limited Use License #54065

5.	City of Bend Business License #14-00005740
6.Red Lion Roof Overhang License, recorded March 09, 2000 as Volume 2000, Page 9063 Boise
1.Idaho State Police Retail Alcohol Beverage License #4582

2.	Ada County Alcohol Beverage License #201500513

3.	Central District Health Department License # 28942
4.State of Idaho Elevator Certificate Coos Bay

1.	Oregon Liquor Control Commission Off-Premises Sales Permit #187917

2.	Oregon Liquor Control Commission Full On-Premises Sales Permit #187915

3.	Coos County Public Health Spa-Year Round Limited Use License #54882

4.	Coos County Public Health Pool-Seasonal Limited Use License #54863

5.	City of Coos Bay Business License #993

6.	City of Coos Bay Business License #994

Schedule 5.01(d) Hotel Contracts
Spokane

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated August 8, 2013

3.	Intellectual Property Site License and Support Agreement dated June December 17, 2004

4.	Prodigy Arrow master services agreement dated January 1, 2010 as amended on May 19, 2014

5.	High Speed Internet Access Service Agreement - Telkonet - dated July 7, 2008

6.	Hilton Supply Management Services Agreement dated August 1, 2009

7.	Royal Cup Vendor Agreement dated May, 2010

8.	ThyssenKrupp Elevator dated August 1, 2011

9.	Neopost Agreement dated April 24, 2012

10.	Loomis Agreement dated January 22, 2013

11.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

12.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

13.	Squirrel Agreement (no copy found)

14.	Product and Services Supply Agreement dated November 1, 2011

15.	New Market International, Inc. Agreement dated July 29, 2009

Post Falls

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated September 25, 2013

3.	Intellectual Property Site License and Support Agreement – File copy not found

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 9, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	NICE Lawn Care Agreement dated November 25, 2013

8.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

9.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

10.	Squirrel Agreement (no copy found)

11.	Product and Services Supply Agreement dated November 1, 2011

12.	New Market International, Inc. Agreement dated July 29, 2009

13.	Neopost Agreement dated April 24, 2012

14.	Loomis Agreement dated January 22, 2013

15.	Idaho Department of Lands Submerged Lands Lease dated January 1, 2008

16.	Idaho Department of Lands Encroachment Permit May 5, 2009

Salt Lake City

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated September 25, 2013

3.	Intellectual Property Site License and Support Agreement dated April 21, 2008

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 9, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Brinks Agreement dated March 21, 2002

14.	GBC Blue Agreement dated September 8, 2011

15.	ThyssenKrupp Elevator dated August 1, 2011

Olympia

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated August 8, 2013

3.	Intellectual Property Site License and Support Agreement dated April 21, 2008

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 12, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	Squirrel Systems Agreement (no copy found)

8.	Product and Services Supply Agreement dated November 1, 2011

9.	New Market International, Inc. Agreement dated July 29, 2009

10.	Neopost Agreement dated April 24, 2012

11.	GBC Blue Agreement dated September 8, 2011

12.	ThyssenKrupp Elevator dated August 1, 2011

13.	TravelClick Master Services Agreement dated September 29, 2011

Olympia Labor Contracts

1.	Teamsters Front Desk Agreement January 2013 through December 2015

2.	Unite HERE Local 8 Agreement April 2012 through March 2015

3.	Teamsters Maintenance/Engineering Agreement January 2014 through December 2016

Eureka

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated November 15, 2013

3.	Intellectual Property Site License and Support Agreement dated December 17, 2004

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 23, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Brinks Agreement dated March 21, 2002

14.	Ascencion GBC Blue Agreement dated April 3, 2013

15.	Otis Elevator dated January 23, 2009

Pasco

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated November 13, 2013

3.	Intellectual Property Site License and Support Agreement dated June 23, 2008

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 12, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Loomis Agreement dated January 22, 2013

14.	Ascension GBC Blue Agreement dated May 29, 2013

15.	ThyssenKrupp Elevator dated August 1, 2011

Port Angeles

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated August 8, 2013

3.	Intellectual Property Site License and Support Agreement dated December 17, 2004

4.	High Speed Internet Access Service Agreement - Telkonet - dated July 7, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Loomis Agreement dated January 22, 2013

14.	GBC Blue Agreement dated September 8, 2011

15.	ThyssenKrupp Elevator dated August 1, 2011

16.	TravelClick Master Services Agreement dated September 29, 2011

Redding

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated December 20, 2013

3.	Intellectual Property Site License and Support Agreement dated December 17, 2004

4.	High Speed Internet Access Service Agreement - Telkonet - dated July 7, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Loomis Agreement dated January 22, 2013

14.	GBC Blue Agreement dated September 8, 2011

15.	State of California Department of Transportation Lease Agreement dated October 15 2013

Richland

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated November 15, 2013

3.	Intellectual Property Site License and Support Agreement dated December 22, 2004

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 12, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Loomis Agreement dated January 22, 2013

14.	GBC Blue Agreement dated September 8, 2011

15.	ThyssenKrupp Elevator dated August 1, 2011

16.	Mood Media Agreement dated October 14, 2013

17.	TravelClick Master Services Agreement dated September 29, 2011

18.	Department of the Army Lease dated November 9 2003

Bend

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated December 2, 2013

3.	Intellectual Property Site License and Support Agreement dated June 23, 2008

4.	High Speed Internet Access Service Agreement - Telkonet - dated July 7, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	Neopost Agreement dated April 24, 2012

12.	GBC Blue Agreement dated September 8, 2011

13.	TravelClick Master Services Agreement dated September 29, 2011

Boise

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated December 20, 2013

3.	Intellectual Property Site License and Support Agreement dated June 23, 2008

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 7, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	New Market International, Inc. Agreement dated July 29, 2009

12.	Neopost Agreement dated April 24, 2012

13.	Loomis Agreement dated January 22, 2013

14.	GBC Blue Agreement dated September 8, 2011

15.	ThyssenKrupp Elevator dated August 1, 2011

16.	Rosemary Hill Lease dated January 1, 1981 as amended November 2, 2011.

Coos Bay

1.	Coca-Cola Foodservice Beverage Marketing Agreement dated May 1, 2009

2.	Bulk TV & Internet System and Services Agreement dated January 21, 2014

3.	Intellectual Property Site License and Support Agreement dated December 22, 2004

4.	High Speed Internet Access Service Agreement - Telkonet - dated June 26, 2008

5.	Hilton Supply Management Services Agreement dated August 1, 2009

6.	Royal Cup Vendor Agreement dated May, 2010

7.	PDQ Consulting, Inc. Agreement dated August 6, 2010 (never signed)

8.	Amended and Restated Agreement with PDQ Consulting, Inc. dated February 27, 2009

9.	Squirrel Agreement (no copy found)

10.	Product and Services Supply Agreement dated November 1, 2011

11.	Neopost Agreement dated April 24, 2012

12.	GBC Blue Agreement dated September 8, 2011

13.	Loomis Agreement dated January 22, 2013

Schedule 5.01(e) Space Leases

1.
Lease Agreement by and between WHC837, LLC as Lessor and Heyden Empire LLC as Lessee dated January 30, 2009, for the Red Lion Hotel Pasco located at 2525 N. 20th Avenue, Pasco, Washington (the “Pasco Lease”), and the associated Guarantee of Lease Agreement for the Pasco Lease by and between Wes Heyden as an individual Guarantor and WHC837, LLC as Landlord dated January 30, 2009.

2.
Commercial Submerged Lands Lease No. B-2024 by and between the State Board of Land Commissioners as Lessor and Red Lion Hotels Corporation as Lessee dated March 11, 2008, and commencing on January 1, 2008 and terminating on December 31, 2017, for a the property described herein and in the associated encroachment permit number.

3.	Office Lease Agreement by and between United Savings Bank and Golden Razor Tonsorial Parlour dated March 1989.

4.	Gift Shop Lease Agreement by and between Red Lion Hotel Salt Lake Downtown and GlitzGift Shops-Paul A. Taylor as Lessee, as amended on March 22, 2010.

5.
Lease Agreement by and between J. Howard Hill and Rosemary Hill and Tod E. McClaskey and Edward H. Pietz dated January 1, 1981, as amended, assigned, or otherwise modified, including as amended by the 2011 Lease Amendment by and between Rosemary Hill as Lessor, Red Lion Hotels Holdings, Inc. as Holdings, and WHC809, LLC as Lessee dated November 2, 2011 for property located in Boise, Idaho and any and all associated options, estoppel certificates, and estoppel letters. This Lease is currently set to expire on December 31, 2050, unless earlier terminated.

6.
Lease Agreement for Tenancy Number 02-4233-0001-01 by and between the State of California, Department of Transportation as Lessor and Red Lion Hotel Redding as Lessee dated October 15, 2013, for the property located at 1830 Hilltop Drive, Redding, California.

7.
Department of the Army Lease No. W912EF-1-06-09 by and between the Secretary of the Army as Lessor and Red Lion Hotel as Lessee dated February 9, 2006, for the property located at the McNary Lock and Dam Project in Benton County, Washington. This Lease is currently set to expire on November 8, 2028, but is revocable at will by the Secretary of the Army.

8.
Lease Agreement by and between WHC809, LLC as Lessor and Bucc N Dulge, Inc. as Lessee dated July 25, 2014, for the property known as Black Bear Diner located at 1465 NE 3rd Street, Bend, Oregon 97701. The initial term of this Lease is currently set to expire on July 31, 2017.

9.
Wireless Communications License Agreement by and between Red Lion Hotels, Inc. as Licensor and Cricket Idaho Property Company as Lessee dated March 6, 2001, as amended on June 11, 2003, for the Doubletree Hotel Boise Downtown property located at 1800 Fairview Avenue, Boise, Idaho.

Schedule 5.01(i) Material Bookings

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	01/02/15	***	***	$3,204.00	$0.00	TM	DEF
CAREKA	***	01/02/15	***	***	$644.00	$0.00	TM	DEF
CAREKA	***	01/06/15	***	***	$450.00	$0.00	TM	DEF
CAREKA	***	01/06/15	***	***	$450.00	$0.00	TM	DEF
CAREKA	***	01/10/15	***	***	$0.00	$0.00	CG	DEF
CAREKA	***	01/14/15	***	***	$1,475.00	$0.00	SM	DEF
CAREKA	***	01/14/15	***	***	$1,274.00	$0.00	GG	DEF
CAREKA	***	01/15/15	***	***	$1,365.00	$0.00	GG	DEF
CAREKA	***	01/15/15	***	***	$623.00	$0.00	CG	DEF
CAREKA	***	01/16/15	***	***	$1,980.00	$0.00	TM	DEF
CAREKA	***	01/16/15	***	***	$1,782.00	$0.00	TM	DEF
CAREKA	***	01/21/15	***	***	$1,212.00	$0.00	GG	DEF
CAREKA	***	01/23/15	***	***	$675.00	$0.00	TM	DEF
CAREKA	***	01/23/15	***	***	$1,875.00	$0.00	SM	DEF
CAREKA	***	01/23/15	***	***	$5,600.00	$0.00	SM	DEF
CAREKA	***	01/24/15	***	***	$5,847.00	$1,400.00	CG	DEF
CAREKA	***	01/27/15	***	***	$1,799.00	$0.00	TM	DEF
CAREKA	***	01/28/15	***	***	$546.00	$1,600.00	GG	DEF
CAREKA	***	01/28/15	***	***	$792.00	$0.00	TM	DEF
CAREKA	***	01/29/15	***	***	$972.00	$0.00	SM	DEF
CAREKA	***	01/29/15	***	***	$738.00	$0.00	TM	DEF
CAREKA	***	01/30/15	***	***	$450.00	$0.00	TM	DEF
CAREKA	***	01/30/15	***	***	$720.00	$0.00	SM	DEF
CAREKA	***	01/30/15	***	***	$450.00	$0.00	TM	DEF
CAREKA	***	01/31/15	***	***	$5,600.00	$0.00	SM	DEF
CAREKA	***	02/07/15	***	***	$0.00	$0.00	SM	DEF
CAREKA	***	02/11/15	***	***	$900.00	$0.00	TM	DEF
CAREKA	***	02/11/15	***	***	$900.00	$0.00	TM	DEF
CAREKA	***	02/14/15	***	***	$160.00	$0.00	SM	DEF
CAREKA	***	02/19/15	***	***	$1,780.00	$0.00	SM	DEF
CAREKA	***	02/19/15	***	***	$648.00	$0.00	SM	DEF
CAREKA	***	02/25/15	***	***	$5,600.00	$0.00	SM	DEF
CAREKA	***	03/09/15	***	***	$810.00	$0.00	SM	TENT
CAREKA	***	03/12/15	***	***	$1,980.00	$0.00	TM	DEF
CAREKA	***	03/18/15	***	***	$6,597.00	$0.00	AN	DEF
CAREKA	***	03/18/15	***	***	$2,099.00	$0.00	AN	DEF
CAREKA	***	03/18/15	***	***	$3,819.00	$0.00	SM	DEF
CAREKA	***	03/19/15	***	***	$486.00	$0.00	SM	DEF
CAREKA	***	03/25/15	***	***	$0.00	$0.00	SM	DEF
CAREKA	***	03/26/15	***	***	$1,349.00	$0.00	SM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	03/27/15	***	***	$450.00	$0.00	CG	DEF
CAREKA	***	03/28/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	04/02/15	***	***	$936.00	$0.00	TM	DEF
CAREKA	***	04/04/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	04/10/15	***	***	$630.00	$0.00	TM	DEF
CAREKA	***	04/10/15	***	***	$792.00	$1,240.00	TT	DEF
CAREKA	***	04/16/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	04/17/15	***	***	$792.00	$1,640.00	TT	DEF
CAREKA	***	04/22/15	***	***	$720.00	$0.00	TM	DEF
CAREKA	***	04/23/15	***	***	$2,659.00	$0.00	TM	DEF
CAREKA	***	04/23/15	***	***	$792.00	$1,240.00	TT	DEF
CAREKA	***	04/23/15	***	***	$486.00	$0.00	SM	DEF
CAREKA	***	04/25/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	04/26/15	***	***	$0.00	$0.00	TT	PROS
CAREKA	***	04/30/15	***	***	$3,290.00	$0.00	GG	TENT
CAREKA	***	05/01/15	***	***	$584.00	$0.00	SM	PROS
CAREKA	***	05/02/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	05/02/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/04/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	05/05/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/07/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	05/09/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/12/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/14/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	05/14/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	05/15/15	***	***	$2,190.00	$0.00	TM	DEF
CAREKA	***	05/19/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/19/15	***	***	$1,976.00	$0.00	TT	DEF
CAREKA	***	05/21/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	05/23/15	***	***	$1,850.00	$0.00	TT	DEF
CAREKA	***	05/23/15	***	***	$1,500.00	$0.00	TT	DEF
CAREKA	***	05/23/15	***	***	$950.00	$0.00	TM	DEF
CAREKA	***	05/24/15	***	***	$720.00	$0.00	TT	TENT
CAREKA	***	05/24/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	05/25/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	05/25/15	***	***	$1,485.00	$0.00	TT	TENT
CAREKA	***	05/25/15	***	***	$801.00	$0.00	TT	DEF
CAREKA	***	05/25/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	05/26/15	***	***	$370.00	$0.00	TT	DEF
CAREKA	***	05/28/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	05/30/15	***	***	$592.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	05/30/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	05/30/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	05/31/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	05/31/15	***	***	$4,950.00	$0.00	TT	TENT
CAREKA	***	06/01/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	06/02/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/02/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/04/15	***	***	$1,260.00	$0.00	SM	DEF
CAREKA	***	06/05/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/06/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	06/06/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/07/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	06/07/15	***	***	$4,950.00	$0.00	TT	TENT
CAREKA	***	06/09/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/09/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/11/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	06/12/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	06/12/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/13/15	***	***	$2,277.00	$0.00	TT	DEF
CAREKA	***	06/13/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/13/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	06/14/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	06/14/15	***	***	$1,395.00	$0.00	TT	DEF
CAREKA	***	06/15/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	06/16/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/16/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/17/15	***	***	$1,584.00	$325.00	TT	DEF
CAREKA	***	06/17/15	***	***	$1,280.00	$1,800.00	TT	DEF
CAREKA	***	06/18/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	06/18/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	06/18/15	***	***	$1,169.00	$0.00	TM	DEF
CAREKA	***	06/19/15	***	***	$1,470.00	$0.00	TT	DEF
CAREKA	***	06/19/15	***	***	$2,744.00	$0.00	TT	DEF
CAREKA	***	06/19/15	***	***	$990.00	$0.00	TT	DEF
CAREKA	***	06/19/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/19/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	06/20/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	06/20/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/22/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	06/23/15	***	***	$1,349.00	$0.00	TT	DEF
CAREKA	***	06/23/15	***	***	$2,832.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	06/23/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	06/23/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/24/15	***	***	$4,455.00	$650.00	SM	DEF
CAREKA	***	06/25/15	***	***	$2,288.00	$1,320.00	TT	DEF
CAREKA	***	06/27/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	06/27/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	06/27/15	***	***	$4,750.00	$4,560.00	AN	DEF
CAREKA	***	06/28/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	06/30/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	06/30/15	***	***	$592.00	$0.00	TT	DEF
CAREKA	***	07/01/15	***	***	$1,520.00	$1,800.00	TT	DEF
CAREKA	***	07/02/15	***	***	$1,246.00	$0.00	TT	DEF
CAREKA	***	07/03/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/03/15	***	***	$990.00	$0.00	SM	DEF
CAREKA	***	07/04/15	***	***	$1,925.00	$0.00	TT	DEF
CAREKA	***	07/04/15	***	***	$1,875.00	$0.00	TT	DEF
CAREKA	***	07/05/15	***	***	$1,925.00	$0.00	TT	DEF
CAREKA	***	07/05/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	07/06/15	***	***	$0.00	$0.00	TT	DEF
CAREKA	***	07/06/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	07/07/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/07/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/09/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	07/10/15	***	***	$2,112.00	$2,640.00	TT	DEF
CAREKA	***	07/10/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/10/15	***	***	$5,400.00	$0.00	SM	DEF
CAREKA	***	07/11/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/11/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	07/12/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	07/14/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/14/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/14/15	***	***	$1,287.00	$540.00	TT	DEF
CAREKA	***	07/14/15	***	***	$3,991.00	$0.00	TT	DEF
CAREKA	***	07/15/15	***	***	$1,520.00	$2,640.00	TT	DEF
CAREKA	***	07/16/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	07/17/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/18/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/18/15	***	***	$5,400.00	$0.00	SM	DEF
CAREKA	***	07/18/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	07/19/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	07/21/15	***	***	$1,780.00	$0.00	TM	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	07/21/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/21/15	***	***	$1,840.00	$0.00	TT	DEF
CAREKA	***	07/22/15	***	***	$1,520.00	$1,800.00	TT	DEF
CAREKA	***	07/23/15	***	***	$2,112.00	$1,320.00	TT	DEF
CAREKA	***	07/24/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	07/24/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/24/15	***	***	$735.00	$0.00	SM	PROS
CAREKA	***	07/25/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/25/15	***	***	$5,950.00	$0.00	AN	DEF
CAREKA	***	07/25/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	07/26/15	***	***	$1,782.00	$0.00	TT	DEF
CAREKA	***	07/26/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	07/27/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	07/28/15	***	***	$1,780.00	$0.00	TM	PROS
CAREKA	***	07/28/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	07/29/15	***	***	$1,520.00	$1,800.00	TT	DEF
CAREKA	***	07/30/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	08/01/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	08/01/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/02/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	08/03/15	***	***	$1,335.00	$0.00	TT	DEF
CAREKA	***	08/04/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/06/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	08/08/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	08/08/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/08/15	***	***	$5,400.00	$0.00	SM	DEF
CAREKA	***	08/09/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	08/10/15	***	***	$2,208.00	$1,320.00	TT	DEF
CAREKA	***	08/11/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/12/15	***	***	$1,520.00	$1,800.00	TT	DEF
CAREKA	***	08/13/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	08/14/15	***	***	$1,820.00	$0.00	TT	TENT
CAREKA	***	08/15/15	***	***	$5,400.00	$0.00	SM	DEF
CAREKA	***	08/15/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/15/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	08/16/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	08/16/15	***	***	$2,000.00	$0.00	TT	DEF
CAREKA	***	08/18/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/18/15	***	***	$1,840.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	08/20/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	08/21/15	***	***	$2,112.00	$1,560.00	TT	DEF
CAREKA	***	08/21/15	***	***	$1,650.00	$0.00	TT	DEF
CAREKA	***	08/21/15	***	***	$1,820.00	$0.00	TT	TENT
CAREKA	***	08/22/15	***	***	$1,395.00	$0.00	TT	TENT
CAREKA	***	08/22/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/22/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	08/23/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	08/24/15	***	***	$1,650.00	$0.00	TT	DEF
CAREKA	***	08/24/15	***	***	$2,208.00	$1,320.00	TT	DEF
CAREKA	***	08/25/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/26/15	***	***	$1,520.00	$1,800.00	TT	DEF
CAREKA	***	08/27/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	08/29/15	***	***	$770.00	$0.00	TT	DEF
CAREKA	***	08/29/15	***	***	$1,125.00	$0.00	TT	DEF
CAREKA	***	08/30/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	08/31/15	***	***	$801.00	$0.00	TT	DEF
CAREKA	***	09/01/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	09/01/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/02/15	***	***	$1,200.00	$1,800.00	TT	DEF
CAREKA	***	09/04/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	09/05/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	09/05/15	***	***	$2,590.00	$0.00	TT	DEF
CAREKA	***	09/06/15	***	***	$975.00	$0.00	TT	DEF
CAREKA	***	09/06/15	***	***	$1,512.00	$0.00	TT	DEF
CAREKA	***	09/07/15	***	***	$1,288.00	$1,320.00	TT	DEF
CAREKA	***	09/08/15	***	***	$920.00	$0.00	TT	DEF
CAREKA	***	09/08/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/09/15	***	***	$1,425.00	$1,800.00	TT	DEF
CAREKA	***	09/10/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	09/10/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	09/10/15	***	***	$1,960.00	$0.00	TT	DEF
CAREKA	***	09/11/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	09/12/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	09/12/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/13/15	***	***	$1,425.00	$0.00	TT	TENT
CAREKA	***	09/13/15	***	***	$1,820.00	$0.00	TT	TENT
CAREKA	***	09/15/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/15/15	***	***	$1,216.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREKA	***	09/16/15	***	***	$1,200.00	$1,800.00	TT	DEF
CAREKA	***	09/17/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	09/17/15	***	***	$2,112.00	$2,640.00	TT	DEF
CAREKA	***	09/18/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	09/19/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	09/19/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/20/15	***	***	$1,820.00	$0.00	TT	TENT
CAREKA	***	09/21/15	***	***	$25,187.00	$0.00	AN	DEF
CAREKA	***	09/22/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	09/22/15	***	***	$1,380.00	$0.00	TT	DEF
CAREKA	***	09/22/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/23/15	***	***	$1,800.00	$1,800.00	TT	DEF
CAREKA	***	09/24/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	09/25/15	***	***	$2,112.00	$0.00	TT	DEF
CAREKA	***	09/26/15	***	***	$792.00	$1,800.00	TT	DEF
CAREKA	***	09/26/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	09/27/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	09/28/15	***	***	$801.00	$0.00	TT	DEF
CAREKA	***	09/29/15	***	***	$1,380.00	$0.00	TT	DEF
CAREKA	***	09/29/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	09/29/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	10/01/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	10/02/15	***	***	$2,112.00	$1,800.00	TT	DEF
CAREKA	***	10/03/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	10/03/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	10/03/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	10/06/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	10/08/15	***	***	$1,501.00	$0.00	TT	DEF
CAREKA	***	10/08/15	***	***	$1,232.00	$2,640.00	TT	DEF
CAREKA	***	10/09/15	***	***	$1,232.00	$1,800.00	TT	DEF
CAREKA	***	10/10/15	***	***	$750.00	$0.00	TT	DEF
CAREKA	***	10/10/15	***	***	$444.00	$0.00	TT	DEF
CAREKA	***	10/12/15	***	***	$4,800.00	$0.00	SM	DEF
CAREKA	***	10/13/15	***	***	$1,216.00	$0.00	TT	DEF
CAREKA	***	10/13/15	***	***	$2,832.00	$0.00	TT	DEF
CAREKA	***	10/15/15	***	***	$1,232.00	$1,800.00	TT	DEF
CAREKA	***	10/16/15	***	***	$1,232.00	$1,800.00	TT	DEF
CAREKA	***	10/17/15	***	***	$1,995.00	$0.00	TT	TENT
Property	***		***	***	$467,776.00	$110,035.00
IDTEMP	***	01/09/15	***	***	$595.00	$0.00	GG	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
IDTEMP	***	01/12/15	***	***	$2,040.00	$859.00	GG	DEF
IDTEMP	***	01/18/15	***	***	$84.00	$250.00	CG	DEF
IDTEMP	***	01/19/15	***	***	$410.00	$1,564.00	CG	DEF
IDTEMP	***	01/25/15	***	***	$7,216.00	$3,534.00	GG	DEF
IDTEMP	***	02/09/15	***	***	$170.00	$372.00	GG	DEF
IDTEMP	***	02/10/15	***	***	$738.00	$350.00	CG	TENT
IDTEMP	***	02/10/15	***	***	$1,980.00	$2,492.00	CG	DEF
IDTEMP	***	02/11/15	***	***	$72.00	$1,609.00	CG	DEF
IDTEMP	***	02/14/15	***	***	$95.00	$3,088.00	SM	DEF
IDTEMP	***	02/17/15	***	***	$1,190.00	$1,346.00	GG	DEF
IDTEMP	***	02/18/15	***	***	$935.00	$625.00	AN	DEF
IDTEMP	***	02/20/15	***	***	$3,060.00	$3,078.00	GG	DEF
IDTEMP	***	02/26/15	***	***	$3,354.00	$1,796.00	AN	DEF
IDTEMP	***	03/01/15	***	***	$6,800.00	$0.00	GG	PROS
IDTEMP	***	03/02/15	***	***	$1,190.00	$1,346.00	GG	DEF
IDTEMP	***	03/06/15	***	***	$1,100.00	$0.00	TM	DEF
IDTEMP	***	03/17/15	***	***	$792.00	$425.00	CG	PROS
IDTEMP	***	03/19/15	***	***	$5,878.00	$0.00	TM	DEF
IDTEMP	***	03/19/15	***	***	$0.00	$0.00	TM	DEF
IDTEMP	***	03/19/15	***	***	$2,099.00	$0.00	TM	DEF
IDTEMP	***	03/19/15	***	***	$4,199.00	$0.00	TM	DEF
IDTEMP	***	03/19/15	***	***	$3,359.00	$0.00	TM	DEF
IDTEMP	***	03/20/15	***	***	$4,758.00	$0.00	TM	PROS
IDTEMP	***	03/20/15	***	***	$2,848.00	$4,426.00	SM	DEF
IDTEMP	***	03/20/15	***	***	$0.00	$0.00	SM	PROS
IDTEMP	***	03/26/15	***	***	$5,038.00	$0.00	TM	DEF
IDTEMP	***	03/26/15	***	***	$8,817.00	$0.00	TM	DEF
IDTEMP	***	03/26/15	***	***	$3,359.00	$0.00	TM	DEF
IDTEMP	***	03/26/15	***	***	$5,038.00	$0.00	TM	DEF
IDTEMP	***	03/27/15	***	***	$1,391.00	$750.00	SM	DEF
IDTEMP	***	04/02/15	***	***	$3,168.00	$0.00	AN	TENT
IDTEMP	***	04/08/15	***	***	$12,593.00	$18,122.00	AN	PROS
IDTEMP	***	04/11/15	***	***	$651.00	$0.00	TM	TENT
IDTEMP	***	04/12/15	***	***	$14,580.00	$0.00	AN	PROS
IDTEMP	***	04/12/15	***	***	$2,856.00	$1,582.00	CG	DEF
IDTEMP	***	04/14/15	***	***	$1,991.00	$2,946.00	AN	DEF
IDTEMP	***	04/17/15	***	***	$1,301.00	$0.00	TM	TENT
IDTEMP	***	04/17/15	***	***	$1,394.00	$0.00	TM	PROS
IDTEMP	***	04/23/15	***	***	$6,300.00	$6,088.00	GG	PROS
IDTEMP	***	04/26/15	***	***	$11,696.00	$11,252.00	AN	PROS
IDTEMP	***	05/08/15	***	***	$4,360.00	$0.00	TM	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
IDTEMP	***	05/09/15	***	***	$1,454.00	$0.00	TM	TENT
IDTEMP	***	05/12/15	***	***	$0.00	$3,853.00	AN	PROS
IDTEMP	***	05/14/15	***	***	$2,616.00	$0.00	TM	PROS
IDTEMP	***	05/17/15	***	***	$2,970.00	$1,910.00	CG	PROS
IDTEMP	***	05/17/15	***	***	$6,213.00	$9,654.00	INH	PROS
IDTEMP	***	05/22/15	***	***	$3,184.00	$0.00	SM	DEF
IDTEMP	***	05/28/15	***	***	$0.00	$6,996.00	TM	PROS
IDTEMP	***	06/05/15	***	***	$9,500.00	$2,736.00	AN	PROS
IDTEMP	***	06/11/15	***	***	$9,500.00	$3,682.00	AN	DEF
IDTEMP	***	06/19/15	***	***	$0.00	$0.00	SM	PROS
IDTEMP	***	06/22/15	***	***	$2,962.00	$6,339.00	AN	TENT
IDTEMP	***	07/03/15	***	***	$6,708.00	$0.00	SM	PROS
IDTEMP	***	07/13/15	***	***	$258.00	$325.00	CG	DEF
IDTEMP	***	07/14/15	***	***	$14,700.00	$0.00	TT	DEF
IDTEMP	***	07/18/15	***	***	$3,125.00	$0.00	TT	DEF
IDTEMP	***	07/18/15	***	***	$14,112.00	$800.00	AN	DEF
IDTEMP	***	07/18/15	***	***	$278.00	$872.00	SM	DEF
IDTEMP	***	07/24/15	***	***	$2,339.00	$0.00	SM	TENT
IDTEMP	***	07/30/15	***	***	$3,899.00	$0.00	SM	TENT
IDTEMP	***	08/01/15	***	***	$0.00	$0.00	TT	PROS
IDTEMP	***	08/08/15	***	***	$1,290.00	$6,891.00	SM	PROS
IDTEMP	***	08/11/15	***	***	$2,951.00	$1,899.00	CG	PROS
IDTEMP	***	08/21/15	***	***	$2,185.00	$175.00	CG	DEF
IDTEMP	***	08/23/15	***	***	$2,142.00	$0.00	TT	PROS
IDTEMP	***	09/07/15	***	***	$0.00	$0.00	CG	PROS
IDTEMP	***	09/11/15	***	***	$8,720.00	$8,156.00	TT	PROS
IDTEMP	***	09/15/15	***	***	$0.00	$3,853.00	AN	PROS
IDTEMP	***	09/15/15	***	***	$0.00	$5,089.00	AN	PROS
IDTEMP	***	09/17/15	***	***	$1,559.00	$312.00	AN	TENT
IDTEMP	***	09/22/15	***	***	$26,160.00	$0.00	AN	PROS
IDTEMP	***	09/23/15	***	***	$3,255.00	$5,261.00	AN	DEF
IDTEMP	***	10/16/15	***	***	$3,280.00	$9,364.00	AN	DEF
IDTEMP	***	10/22/15	***	***	$5,248.00	$4,518.00	GG	PROS

SPHATP	***	01/01/15	***	***	$276.00	$0.00	SM	TENT
SPHATP	***	01/01/15	***	***	$2,820.00	$0.00	TM	DEF
SPHATP	***	01/02/15	***	***	$990.00	$0.00	TM	DEF
SPHATP	***	01/02/15	***	***	$474.00	$0.00	SM	DEF
SPHATP	***	01/04/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	01/06/15	***	***	$2,616.00	$0.00	TM	DEF
SPHATP	***	01/08/15	***	***	$1,424.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	01/08/15	***	***	$445.00	$0.00	TM	DEF
SPHATP	***	01/09/15	***	***	$2,024.00	$0.00	TM	DEF
SPHATP	***	01/09/15	***	***	$1,880.00	$0.00	TM	DEF
SPHATP	***	01/09/15	***	***	$4,400.00	$0.00	GG	DEF
SPHATP	***	01/11/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	01/14/15	***	***	$1,596.00	$0.00	TM	DEF
SPHATP	***	01/15/15	***	***	$1,584.00	$0.00	TM	DEF
SPHATP	***	01/16/15	***	***	$2,632.00	$0.00	TM	DEF
SPHATP	***	01/16/15	***	***	$1,188.00	$0.00	TM	DEF
SPHATP	***	01/16/15	***	***	$2,632.00	$0.00	TM	DEF
SPHATP	***	01/16/15	***	***	$24,198.00	$0.00	TM	DEF
SPHATP	***	01/16/15	***	***	$198.00	$0.00	TM	TENT
SPHATP	***	01/16/15	***	***	$178.00	$0.00	TM	TENT
SPHATP	***	01/18/15	***	***	$2,944.00	$0.00	GG	DEF
SPHATP	***	01/19/15	***	***	$21,360.00	$16,979.00	CG	DEF
SPHATP	***	01/22/15	***	***	$712.00	$0.00	TM	DEF
SPHATP	***	01/23/15	***	***	$1,656.00	$0.00	CG	DEF
SPHATP	***	01/23/15	***	***	$2,992.00	$0.00	GG	PROS
SPHATP	***	01/23/15	***	***	$636.00	$0.00	SM	TENT
SPHATP	***	01/24/15	***	***	$88.00	$0.00	GG	TENT
SPHATP	***	01/24/15	***	***	$1,287.00	$0.00	TM	DEF
SPHATP	***	01/24/15	***	***	$178.00	$0.00	SM	DEF
SPHATP	***	01/25/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	01/26/15	***	***	$520.00	$0.00	SM	DEF
SPHATP	***	01/29/15	***	***	$2,729.00	$0.00	TM	DEF
SPHATP	***	01/29/15	***	***	$1,107.00	$0.00	SM	TENT
SPHATP	***	01/30/15	***	***	$182.00	$0.00	TM	TENT
SPHATP	***	01/30/15	***	***	$2,178.00	$0.00	TM	DEF
SPHATP	***	02/01/15	***	***	$1,744.00	$355.00	SM	DEF
SPHATP	***	02/01/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	02/01/15	***	***	$546.00	$0.00	CG	PROS
SPHATP	***	02/02/15	***	***	$5,005.00	$0.00	SM	DEF
SPHATP	***	02/03/15	***	***	$3,201.00	$2,100.00	CG	DEF
SPHATP	***	02/05/15	***	***	$13,992.00	$0.00	SM	DEF
SPHATP	***	02/06/15	***	***	$1,029.00	$0.00	TM	DEF
SPHATP	***	02/06/15	***	***	$3,696.00	$0.00	GG	TENT
SPHATP	***	02/07/15	***	***	$940.00	$0.00	TM	TENT
SPHATP	***	02/07/15	***	***	$89.00	$0.00	TM	TENT
SPHATP	***	02/07/15	***	***	$1,128.00	$0.00	TM	DEF
SPHATP	***	02/08/15	***	***	$3,680.00	$0.00	GG	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	02/09/15	***	***	$11,536.00	$14,550.00	CG	DEF
SPHATP	***	02/09/15	***	***	$1,496.00	$500.00	AN	DEF
SPHATP	***	02/11/15	***	***	$10,752.00	$14,750.00	CG	DEF
SPHATP	***	02/11/15	***	***	$31,458.00	$40,506.00	AN	DEF
SPHATP	***	02/12/15	***	***	$22,551.00	$0.00	AN	DEF
SPHATP	***	02/13/15	***	***	$940.00	$0.00	TM	DEF
SPHATP	***	02/13/15	***	***	$1,128.00	$0.00	TM	DEF
SPHATP	***	02/13/15	***	***	$3,938.00	$0.00	TM	DEF
SPHATP	***	02/14/15	***	***	$420.00	$0.00	SM	TENT
SPHATP	***	02/15/15	***	***	$2,944.00	$0.00	GG	DEF
SPHATP	***	02/19/15	***	***	$276.00	$0.00	TT	TENT
SPHATP	***	02/19/15	***	***	$83,979.00	$20,250.00	AN	DEF
SPHATP	***	02/19/15	***	***	$2,552.00	$0.00	AN	DEF
SPHATP	***	02/20/15	***	***	$1,962.00	$0.00	TM	DEF
SPHATP	***	02/20/15	***	***	$2,142.00	$0.00	TM	DEF
SPHATP	***	02/20/15	***	***	$2,398.00	$0.00	TM	DEF
SPHATP	***	02/20/15	***	***	$297.00	$0.00	TM	TENT
SPHATP	***	02/22/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	02/22/15	***	***	$79.00	$0.00	SM	TENT
SPHATP	***	02/25/15	***	***	$202.00	$0.00	CG	TENT
SPHATP	***	02/26/15	***	***	$9,035.00	$8,000.00	CG	DEF
SPHATP	***	02/27/15	***	***	$566.00	$0.00	SM	TENT
SPHATP	***	02/27/15	***	***	$218.00	$0.00	TM	TENT
SPHATP	***	02/27/15	***	***	$2,444.00	$0.00	TM	DEF
SPHATP	***	02/27/15	***	***	$1,584.00	$0.00	TM	DEF
SPHATP	***	02/28/15	***	***	$178.00	$0.00	NE	TENT
SPHATP	***	03/01/15	***	***	$84.00	$0.00	SM	TENT
SPHATP	***	03/01/15	***	***	$2,565.00	$2,200.00	CG	PROS
SPHATP	***	03/01/15	***	***	$92.00	$0.00	TT	TENT
SPHATP	***	03/01/15	***	***	$2,944.00	$0.00	GG	DEF
SPHATP	***	03/02/15	***	***	$2,547.00	$1,400.00	TM	DEF
SPHATP	***	03/02/15	***	***	$9,240.00	$1,800.00	GG	PROS
SPHATP	***	03/03/15	***	***	$14,794.00	$10,239.00	SM	DEF
SPHATP	***	03/03/15	***	***	$3,120.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$5,445.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$2,301.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$2,376.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$4,632.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$4,680.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$2,080.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$2,912.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	03/04/15	***	***	$3,168.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$3,960.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$3,384.00	$0.00	TM	DEF
SPHATP	***	03/04/15	***	***	$3,666.00	$0.00	TM	TENT
SPHATP	***	03/04/15	***	***	$2,673.00	$0.00	TM	TENT
SPHATP	***	03/04/15	***	***	$376.00	$0.00	TM	TENT
SPHATP	***	03/04/15	***	***	$25,800.00	$0.00	SM	PROS
SPHATP	***	03/06/15	***	***	$218.00	$0.00	TM	TENT
SPHATP	***	03/06/15	***	***	$3,427.00	$0.00	CG	PROS
SPHATP	***	03/06/15	***	***	$109.00	$0.00	SM	TENT
SPHATP	***	03/06/15	***	***	$1,782.00	$0.00	TM	TENT
SPHATP	***	03/06/15	***	***	$744.00	$5,410.00	SM	DEF
SPHATP	***	03/06/15	***	***	$1,962.00	$0.00	TM	DEF
SPHATP	***	03/06/15	***	***	$3,760.00	$0.00	TM	DEF
SPHATP	***	03/07/15	***	***	$188.00	$0.00	TM	TENT
SPHATP	***	03/08/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	03/09/15	***	***	$2,616.00	$0.00	CG	DEF
SPHATP	***	03/11/15	***	***	$7,360.00	$0.00	SM	DEF
	***		***	***
SPHATP	***	03/11/15	***	***	$22,528.00	$16,125.00	SM	DEF
SPHATP	***	03/12/15	***	***	$37,674.00	$3,000.00	TM	DEF
SPHATP	***	03/13/15	***	***	$1,744.00	$0.00	TM	DEF
	***		***	***
SPHATP	***	03/13/15	***	***	$1,744.00	$0.00	TM	DEF
	***		***	***
SPHATP	***	03/13/15	***	***	$2,180.00	$0.00	TM	DEF
	***		***	***
SPHATP	***	03/13/15	***	***	$6,104.00	$0.00	TM	DEF
SPHATP	***	03/13/15	***	***	$2,348.00	$0.00	TT	DEF
SPHATP	***	03/13/15	***	***	$1,526.00	$0.00	TM	DEF
SPHATP	***	03/13/15	***	***	$218.00	$0.00	TM	TENT
SPHATP	***	03/14/15	***	***	$89.00	$0.00	SM	TENT
SPHATP	***	03/15/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	03/16/15	***	***	$24,102.00	$21,013.00	SM	DEF
SPHATP	***	03/19/15	***	***	$5,811.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$1,200.00	$0.00	SM	DEF
SPHATP	***	03/19/15	***	***	$18,504.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$447.00	$0.00	TM	TENT
SPHATP	***	03/19/15	***	***	$5,811.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$5,811.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$12,963.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	03/19/15	***	***	$1,668.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$9,834.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$4,857.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$2,652.00	$0.00	TM	DEF
SPHATP	***	03/19/15	***	***	$1,455.00	$1,088.00	TM	DEF
SPHATP	***	03/19/15	***	***	$9,834.00	$0.00	TM	DEF
SPHATP	***	03/20/15	***	***	$184.00	$0.00	TT	TENT
SPHATP	***	03/21/15	***	***	$4,224.00	$0.00	TT	DEF
SPHATP	***	03/22/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	03/25/15	***	***	$109.00	$0.00	SM	TENT
SPHATP	***	03/25/15	***	***	$23,839.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$9,834.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$0.00	$385.00	CG	DEF
SPHATP	***	03/26/15	***	***	$4,470.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$2,622.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$17,430.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$15,882.00	$0.00	TM	DEF
SPHATP	***	03/26/15	***	***	$27,463.00	$10,000.00	AN	DEF
SPHATP	***	03/26/15	***	***	$368.00	$0.00	TT	TENT
SPHATP	***	03/26/15	***	***	$387.00	$0.00	TM	TENT
SPHATP	***	03/27/15	***	***	$2,086.00	$0.00	TM	DEF
SPHATP	***	03/29/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	03/29/15	***	***	$79.00	$0.00	SM	TENT
SPHATP	***	03/31/15	***	***	$61,662.00	$0.00	SM	DEF
SPHATP	***	04/02/15	***	***	$2,398.00	$0.00	TM	DEF
SPHATP	***	04/03/15	***	***	$218.00	$0.00	TM	TENT
SPHATP	***	04/05/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	04/06/15	***	***	$12,493.00	$0.00	SM	DEF
SPHATP	***	04/07/15	***	***	$7,392.00	$4,493.00	CG	DEF
SPHATP	***	04/07/15	***	***	$1,104.00	$0.00	CG	DEF
SPHATP	***	04/07/15	***	***	$15,640.00	$4,804.00	AN	PROS
SPHATP	***	04/08/15	***	***	$27,261.00	$24,295.00	SM	DEF
SPHATP	***	04/08/15	***	***	$2,976.00	$0.00	SM	DEF
SPHATP	***	04/10/15	***	***	$3,000.00	$0.00	TM	DEF
SPHATP	***	04/10/15	***	***	$2,772.00	$0.00	TM	DEF
SPHATP	***	04/10/15	***	***	$109.00	$0.00	TM	TENT
SPHATP	***	04/10/15	***	***	$9,200.00	$0.00	SM	TENT
SPHATP	***	04/12/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	04/12/15	***	***	$80,538.00	$48,800.00	AN	DEF
SPHATP	***	04/15/15	***	***	$36,570.00	$0.00	AN	DEF
SPHATP	***	04/16/15	***	***	$62,042.00	$0.00	CG	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	04/17/15	***	***	$2,502.00	$0.00	TM	DEF
SPHATP	***	04/17/15	***	***	$2,880.00	$0.00	TM	DEF
SPHATP	***	04/18/15	***	***	$2,180.00	$0.00	TM	DEF
SPHATP	***	04/19/15	***	***	$1,157.00	$0.00	TT	DEF
SPHATP	***	04/19/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	04/20/15	***	***	$18,304.00	$600.00	GG	DEF
SPHATP	***	04/20/15	***	***	$18,240.00	$18,000.00	CG	DEF
SPHATP	***	04/22/15	***	***	$8,284.00	$7,500.00	AN	DEF
SPHATP	***	04/23/15	***	***	$22,491.00	$0.00	AN	DEF
SPHATP	***	04/23/15	***	***	$5,547.00	$3,700.00	SM	DEF
SPHATP	***	04/23/15	***	***	$1,526.00	$0.00	TM	TENT
SPHATP	***	04/23/15	***	***	$4,455.00	$800.00	SM	PROS
SPHATP	***	04/23/15	***	***	$368.00	$0.00	TT	TENT
SPHATP	***	04/23/15	***	***	$545.00	$0.00	SM	PROS
SPHATP	***	04/23/15	***	***	$1,417.00	$0.00	CG	DEF
SPHATP	***	04/24/15	***	***	$2,142.00	$0.00	TM	DEF
SPHATP	***	04/24/15	***	***	$238.00	$0.00	TM	TENT
SPHATP	***	04/24/15	***	***	$734.00	$0.00	SM	TENT
SPHATP	***	04/25/15	***	***	$48,875.00	$32,222.00	TM	DEF
SPHATP	***	04/25/15	***	***	$48,875.00	$32,222.00		DEF
SPHATP	***	04/26/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	04/26/15	***	***	$74.00	$0.00	SM	TENT
SPHATP	***	04/26/15	***	***	$38,942.00	$0.00	TT	DEF
SPHATP	***	04/30/15	***	***	$7,155.00	$0.00	TM	DEF
SPHATP	***	04/30/15	***	***	$21,004.00	$18,500.00	SM	DEF
SPHATP	***	04/30/15	***	***	$298.00	$0.00	TM	TENT
SPHATP	***	05/01/15	***	***	$4,556.00	$810.00	TM	DEF
SPHATP	***	05/01/15	***	***	$3,720.00	$0.00	TM	DEF
SPHATP	***	05/01/15	***	***	$8,910.00	$0.00	TM	DEF
SPHATP	***	05/03/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	05/03/15	***	***	$9,900.00	$10,400.00	CG	PROS
SPHATP	***	05/03/15	***	***	$10,000.00	$0.00	SM	TENT
SPHATP	***	05/05/15	***	***	$20,250.00	$0.00	AN	DEF
SPHATP	***	05/06/15	***	***	$33,000.00	$13,720.00	AN	PROS
SPHATP	***	05/06/15	***	***	$101.00	$0.00	CG	DEF
SPHATP	***	05/06/15	***	***	$28,620.00	$0.00	TM	DEF
SPHATP	***	05/07/15	***	***	$8,772.00	$0.00	TM	DEF
SPHATP	***	05/08/15	***	***	$6,360.00	$0.00	SM	DEF
SPHATP	***	05/08/15	***	***	$1,074.00	$0.00	SM	DEF
SPHATP	***	05/08/15	***	***	$6,672.00	$0.00	CG	TENT
SPHATP	***	05/09/15	***	***	$0.00	$500.00	CG	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	05/09/15	***	***	$3,498.00	$0.00	SM	DEF
SPHATP	***	05/10/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	05/12/15	***	***	$7,029.00	$3,550.00	AN	DEF
SPHATP	***	05/12/15	***	***	$10,692.00	$0.00	TM	TENT
SPHATP	***	05/12/15	***	***	$396.00	$0.00	TM	TENT
SPHATP	***	05/12/15	***	***	$5,742.00	$0.00	TM	DEF
SPHATP	***	05/12/15	***	***	$9,702.00	$4,000.00	TM	DEF
SPHATP	***	05/13/15	***	***	$5,643.00	$0.00	TM	DEF
SPHATP	***	05/14/15	***	***	$525.00	$0.00	SM	DEF
SPHATP	***	05/14/15	***	***	$7,110.00	$11,000.00	SM	PROS
SPHATP	***	05/15/15	***	***	$3,488.00	$0.00	SM	DEF
SPHATP	***	05/16/15	***	***	$1,880.00	$0.00	TM	TENT
SPHATP	***	05/17/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	05/17/15	***	***	$2,848.00	$0.00	TM	TENT
SPHATP	***	05/17/15	***	***	$1,424.00	$0.00	TM	TENT
SPHATP	***	05/17/15	***	***	$318.00	$0.00	TM	PROS
SPHATP	***	05/17/15	***	***	$3,560.00	$800.00	TM	DEF
SPHATP	***	05/17/15	***	***	$2,670.00	$0.00	TM	DEF
SPHATP	***	05/17/15	***	***	$16,549.00	$16,900.00	AN	DEF
SPHATP	***	05/17/15	***	***	$1,424.00	$0.00	TM	DEF
SPHATP	***	05/18/15	***	***	$11,590.00	$0.00	AN	PROS
SPHATP	***	05/21/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	05/21/15	***	***	$12,900.00	$0.00	TM	TENT
SPHATP	***	05/22/15	***	***	$218.00	$0.00	SM	PROS
SPHATP	***	05/22/15	***	***	$357.00	$0.00	TM	TENT
SPHATP	***	05/22/15	***	***	$3,213.00	$0.00	TM	DEF
SPHATP	***	05/22/15	***	***	$4,284.00	$0.00	TM	DEF
SPHATP	***	05/24/15	***	***	$2,944.00	$0.00	GG	DEF
SPHATP	***	05/25/15	***	***	$11,590.00	$3,840.00	AN	PROS
SPHATP	***	05/26/15	***	***	$0.00	$0.00	TM	PROS
SPHATP	***	05/26/15	***	***	$654.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$1,526.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$2,180.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$1,635.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$2,398.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$1,635.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$3,924.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$1,090.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	05/28/15	***	***	$2,943.00	$0.00	TM	DEF
SPHATP	***	05/28/15	***	***	$872.00	$0.00	TM	TENT
SPHATP	***	05/28/15	***	***	$1,744.00	$0.00	TM	TENT
SPHATP	***	05/29/15	***	***	$218.00	$0.00	SM	PROS
SPHATP	***	05/31/15	***	***	$3,496.00	$0.00	GG	DEF
SPHATP	***	06/01/15	***	***	$32,448.00	$11,500.00	AN	DEF
SPHATP	***	06/05/15	***	***	$5,397.00	$0.00	SM	DEF
SPHATP	***	06/07/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	06/08/15	***	***	$7,524.00	$4,200.00	AN	DEF
SPHATP	***	06/11/15	***	***	$4,224.00	$2,580.00	GG	PROS
SPHATP	***	06/11/15	***	***	$632.00	$0.00	SM	TENT
SPHATP	***	06/12/15	***	***	$210.00	$0.00	SM	TENT
SPHATP	***	06/12/15	***	***	$238.00	$0.00	TM	TENT
SPHATP	***	06/12/15	***	***	$2,856.00	$0.00	TM	DEF
SPHATP	***	06/13/15	***	***	$545.00	$0.00	TM	DEF
SPHATP	***	06/13/15	***	***	$774.00	$0.00	SM	TENT
SPHATP	***	06/14/15	***	***	$11,550.00	$8,950.00	AN	DEF
SPHATP	***	06/14/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	06/15/15	***	***	$2,670.00	$0.00	TM	DEF
SPHATP	***	06/15/15	***	***	$4,200.00	$5,000.00	AN	DEF
SPHATP	***	06/17/15	***	***	$2,970.00	$0.00	SM	PROS
SPHATP	***	06/18/15	***	***	$1,308.00	$0.00	SM	PROS
SPHATP	***	06/18/15	***	***	$840.00	$0.00	SM	TENT
SPHATP	***	06/18/15	***	***	$11,445.00	$0.00	TM	DEF
SPHATP	***	06/19/15	***	***	$56,784.00	$0.00	AN	PROS
SPHATP	***	06/21/15	***	***	$17,997.00	$20,128.00	AN	PROS
SPHATP	***	06/21/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	06/24/15	***	***	$1,554.00	$1,500.00	TT	DEF
SPHATP	***	06/25/15	***	***	$4,085.00	$7,000.00	AN	DEF
SPHATP	***	06/26/15	***	***	$89,003.00	$8,755.00	AN	DEF
SPHATP	***	06/28/15	***	***	$3,680.00	$0.00	GG	DEF
SPHATP	***	06/29/15	***	***	$1,554.00	$0.00	TT	DEF
SPHATP	***	07/03/15	***	***	$1,904.00	$0.00	SM	DEF
SPHATP	***	07/04/15	***	***	$266.00	$0.00	SM	TENT
SPHATP	***	07/05/15	***	***	$2,850.00	$0.00	TT	PROS
SPHATP	***	07/05/15	***	***	$436.00	$0.00	SM	PROS
SPHATP	***	07/05/15	***	***	$258.00	$0.00	TM	TENT
SPHATP	***	07/05/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	07/08/15	***	***	$24,130.00	$25,500.00	AN	DEF
SPHATP	***	07/10/15	***	***	$14,976.00	$0.00	CG	DEF
SPHATP	***	07/10/15	***	***	$8,340.00	$5,995.00	SM	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	07/10/15	***	***	$763.00	$0.00	SM	DEF
SPHATP	***	07/12/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	07/13/15	***	***	$1,840.00	$1,500.00	CG	TENT
SPHATP	***	07/13/15	***	***	$45,290.00	$13,000.00	SM	DEF
SPHATP	***	07/13/15	***	***	$15,021.00	$3,800.00	CG	PROS
SPHATP	***	07/14/15	***	***	$2,834.00	$700.00	CG	PROS
SPHATP	***	07/14/15	***	***	$1,339.00	$0.00	TT	DEF
SPHATP	***	07/15/15	***	***	$105.00	$0.00	SM	TENT
SPHATP	***	07/16/15	***	***	$840.00	$0.00	TM	TENT
	***		***	***
SPHATP	***	07/16/15	***	***	$4,578.00	$0.00	SM	DEF
SPHATP	***	07/17/15	***	***	$246.00	$0.00	SM	TENT
SPHATP	***	07/19/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	07/20/15	***	***	$24,728.00	$14,000.00	SM	DEF
SPHATP	***	07/21/15	***	***	$1,547.00	$0.00	TT	DEF
SPHATP	***	07/22/15	***	***	$4,140.00	$32,824.00	SM	TENT
SPHATP	***	07/22/15	***	***	$83,000.00	$0.00	SM	DEF
SPHATP	***	07/23/15	***	***	$712.00	$0.00	SM	TENT
SPHATP	***	07/23/15	***	***	$9,804.00	$0.00	TM	TENT
SPHATP	***	07/23/15	***	***	$5,772.00	$0.00	SM	TENT
SPHATP	***	07/24/15	***	***	$250.00	$0.00	SM	TENT
SPHATP	***	07/24/15	***	***	$2,322.00	$0.00	TM	DEF
SPHATP	***	07/25/15	***	***	$5,960.00	$0.00	SM	PROS
SPHATP	***	07/26/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	07/27/15	***	***	$31,824.00	$0.00	TM	DEF
SPHATP	***	07/27/15	***	***	$6,336.00	$3,705.00	GG	PROS
SPHATP	***	07/27/15	***	***	$3,456.00	$3,220.00	CG	PROS
SPHATP	***	07/30/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	07/30/15	***	***	$74,704.00	$0.00	SM	PROS
SPHATP	***	07/30/15	***	***	$55,438.00	$9,025.00	CG	DEF
SPHATP	***	07/31/15	***	***	$122,199.00	$0.00	SM	DEF
SPHATP	***	08/02/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	08/05/15	***	***	$5,656.00	$6,700.00	SM	DEF
SPHATP	***	08/07/15	***	***	$238.00	$0.00	SM	TENT
SPHATP	***	08/08/15	***	***	$1,598.00	$0.00	TT	DEF
SPHATP	***	08/09/15	***	***	$44,000.00	$0.00	GG	PROS
SPHATP	***	08/09/15	***	***	$4,600.00	$0.00	GG	DEF
SPHATP	***	08/11/15	***	***	$28,060.00	$13,000.00	CG	DEF
SPHATP	***	08/13/15	***	***	$109.00	$0.00	TM	TENT
SPHATP	***	08/14/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	08/14/15	***	***	$1,309.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	08/15/15	***	***	$1,598.00	$0.00	TT	DEF
SPHATP	***	08/16/15	***	***	$5,980.00	$0.00	GG	DEF
SPHATP	***	08/17/15	***	***	$4,641.00	$0.00	SM	TENT
SPHATP	***	08/17/15	***	***	$156,393.00	$0.00	SM	DEF
SPHATP	***	08/22/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	08/23/15	***	***	$5,520.00	$0.00	GG	DEF
SPHATP	***	08/28/15	***	***	$360.00	$0.00	TM	TENT
SPHATP	***	08/30/15	***	***	$52,800.00	$26,000.00	GG	PROS
SPHATP	***	08/30/15	***	***	$4,097.00	$0.00	GG	DEF
SPHATP	***	09/03/15	***	***	$1,050.00	$0.00	SM	PROS
SPHATP	***	09/06/15	***	***	$3,009.00	$0.00	GG	DEF
SPHATP	***	09/07/15	***	***	$6,497.00	$4,000.00	SM	PROS
SPHATP	***	09/09/15	***	***	$18,615.00	$7,500.00	AN	DEF
SPHATP	***	09/10/15	***	***	$11,550.00	$6,000.00	SM	TENT
SPHATP	***	09/12/15	***	***	$1,308.00	$0.00	TM	TENT
SPHATP	***	09/13/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	09/13/15	***	***	$13,120.00	$11,000.00	GG	DEF
SPHATP	***	09/15/15	***	***	$18,315.00	$6,000.00	CG	PROS
SPHATP	***	09/16/15	***	***	$2,288.00	$2,550.00	GG	DEF
SPHATP	***	09/18/15	***	***	$15,543.00	$15,000.00	SM	PROS
SPHATP	***	09/20/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	09/20/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	09/21/15	***	***	$3,520.00	$3,300.00	SM	TENT
SPHATP	***	09/22/15	***	***	$10,120.00	$0.00	CG	DEF
SPHATP	***	09/22/15	***	***	$9,504.00	$10,000.00	CG	PROS
SPHATP	***	09/22/15	***	***	$5,544.00	$7,620.00	CG	DEF
SPHATP	***	09/25/15	***	***	$17,186.00	$0.00	SM	DEF
SPHATP	***	09/25/15	***	***	$2,180.00	$471.00	SM	TENT
SPHATP	***	09/25/15	***	***	$3,800.00	$5,000.00	SM	PROS
SPHATP	***	09/27/15	***	***	$15,660.00	$0.00	SM	PROS
SPHATP	***	09/27/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	10/01/15	***	***	$990.00	$250.00	AN	DEF
SPHATP	***	10/02/15	***	***	$4,360.00	$0.00	TM	DEF
SPHATP	***	10/02/15	***	***	$3,960.00	$6,210.00	SM	PROS
SPHATP	***	10/02/15	***	***	$20,000.00	$37,500.00	SM	PROS
SPHATP	***	10/04/15	***	***	$12,282.00	$12,800.00	AN	DEF
	***		***	***
SPHATP	***	10/04/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	10/05/15	***	***	$7,992.00	$1,000.00	CG	DEF
SPHATP	***	10/06/15	***	***	$20,165.00	$6,000.00	CG	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
SPHATP	***	10/06/15	***	***	$1,128.00	$0.00	TT	DEF
SPHATP	***	10/09/15	***	***	$3,960.00	$6,210.00	SM	PROS
SPHATP	***	10/09/15	***	***	$2,850.00	$4,000.00	SM	PROS
SPHATP	***	10/11/15	***	***	$22,000.00	$0.00	AN	PROS
SPHATP	***	10/11/15	***	***	$3,009.00	$0.00	GG	DEF
SPHATP	***	10/12/15	***	***	$5,280.00	$750.00	GG	DEF
SPHATP	***	10/13/15	***	***	$890.00	$0.00	TT	DEF
SPHATP	***	10/13/15	***	***	$14,080.00	$7,800.00	SM	PROS
SPHATP	***	10/15/15	***	***	$0.00	$0.00	SM	PROS
SPHATP	***	10/16/15	***	***	$4,240.00	$2,425.00	SM	PROS
SPHATP	***	10/18/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	10/22/15	***	***	$834.00	$0.00	SM	TENT
SPHATP	***	10/25/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	10/26/15	***	***	$10,560.00	$13,850.00	AN	DEF
SPHATP	***	10/27/15	***	***	$109.00	$0.00	AN	PROS
SPHATP	***	11/01/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	11/08/15	***	***	$3,009.00	$0.00	GG	DEF
SPHATP	***	11/10/15	***	***	$9,882.00	$0.00	AN	DEF
SPHATP	***	11/12/15	***	***	$11,970.00	$0.00	AN	TENT
SPHATP	***	11/15/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	11/19/15	***	***	$3,738.00	$0.00	TT	DEF
SPHATP	***	11/22/15	***	***	$3,009.00	$0.00	GG	DEF
SPHATP	***	11/27/15	***	***	$134,240.00	$0.00	AN	PROS
SPHATP	***	11/29/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	12/01/15	***	***	$11,088.00	$7,250.00	AN	PROS
SPHATP	***	12/06/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	12/12/15	***	***	$1,968.00	$0.00	CG	PROS
SPHATP	***	12/13/15	***	***	$3,762.00	$0.00	GG	DEF
SPHATP	***	12/20/15	***	***	$3,009.00	$0.00	GG	DEF
SPHATP	***	12/27/15	***	***	$3,009.00	$0.00	GG	DEF
Property Abbrev. subtotal:			***	***	$3,375,922.00	$865,173.00
Grand Total				***	$4,124,481.00	$1,125,787.00

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	01/04/15	***	***	$886.00	$0.00	TT	DEF
UTSLDT	***	01/07/15	***	***	$11,952.00	$2,125.00	SM	PROS
UTSLDT	***	01/08/15	***	***	$11,952.00	$682.00	SM	DEF
UTSLDT	***	01/14/15	***	***	$2,212.00	$0.00	SM	DEF
UTSLDT	***	01/15/15	***	***	$22,729.00	$0.00	TM	DEF
UTSLDT	***	01/16/15	***	***	$1,501.00	$0.00	SM	DEF
UTSLDT	***	01/16/15	***	***	$127,530.00	$0.00	AN	DEF
UTSLDT	***	01/17/15	***	***	$2,670.00	$0.00	CG	DEF
UTSLDT	***	01/24/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	01/27/15	***	***	$3,120.00	$345.00	CG	DEF
UTSLDT	***	01/28/15	***	***	$600.00	$0.00	TM	DEF
UTSLDT	***	01/28/15	***	***	$600.00	$0.00	TM	DEF
UTSLDT	***	01/28/15	***	***	$1,580.00	$0.00	TT	DEF
UTSLDT	***	01/28/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	01/30/15	***	***	$675.00	$0.00	TM	DEF
UTSLDT	***	01/30/15	***	***	$600.00	$0.00	TM	DEF
UTSLDT	***	02/01/15	***	***	$0.00	$0.00	CG	PROS
UTSLDT	***	02/02/15	***	***	$10,350.00	$7,500.00	CG	TENT
UTSLDT	***	02/07/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	02/10/15	***	***	$5,676.00	$0.00	SM	DEF
UTSLDT	***	02/11/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	02/16/15	***	***	$1,659.00	$0.00	TT	DEF
UTSLDT	***	02/17/15	***	***	$2,196.00	$900.00	CG	DEF
UTSLDT	***	02/17/15	***	***	$2,037.00	$0.00	TT	DEF
UTSLDT	***	02/21/15	***	***	$2,037.00	$0.00	TT	DEF
UTSLDT	***	02/21/15	***	***	$474.00	$0.00	SM	DEF
UTSLDT	***	02/22/15	***	***	$82,348.00	$0.00	AN	DEF
UTSLDT	***	02/23/15	***	***	$16,380.00	$2,700.00	GG	DEF
UTSLDT	***	03/05/15	***	***	$3,690.00	$1,000.00	CG	DEF
UTSLDT	***	03/06/15	***	***	$58,936.00	$0.00	CG	DEF
UTSLDT	***	03/10/15	***	***	$0.00	$0.00	CG	PROS
UTSLDT	***	03/11/15	***	***	$33,705.00	$3,000.00	AN	PROS
UTSLDT	***	03/12/15	***	***	$828.00	$913.00	SM	PROS
UTSLDT	***	03/16/15	***	***	$37,080.00	$5,925.00	GG	DEF
UTSLDT	***	03/19/15	***	***	$36,225.00	$0.00	TM	DEF
UTSLDT	***	03/22/15	***	***	$12,300.00	$2,100.00	SM	TENT
UTSLDT	***	03/25/15	***	***	$21,525.00	$0.00	TM	DEF
UTSLDT	***	04/06/15	***	***	$1,908.00	$4,406.00	GG	PROS
UTSLDT	***	04/06/15	***	***	$1,659.00	$0.00	TT	PROS
UTSLDT	***	04/06/15	***	***	$11,972.00	$0.00	SM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	04/07/15	***	***	$3,465.00	$600.00	CG	PROS
UTSLDT	***	04/09/15	***	***	$9,775.00	$6,170.00	SM	TENT
UTSLDT	***	04/11/15	***	***	$38,150.00	$0.00	CG	PROS
UTSLDT	***	04/13/15	***	***	$8,993.00	$0.00	CG	DEF
UTSLDT	***	04/13/15	***	***	$5,232.00	$0.00	CG	TENT
UTSLDT	***	04/16/15	***	***	$1,958.00	$3,000.00	AN	DEF
UTSLDT	***	04/18/15	***	***	$1,725.00	$0.00	TT	DEF
UTSLDT	***	04/19/15	***	***	$28,512.00	$12,718.00	SM	DEF
UTSLDT	***	04/26/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	04/27/15	***	***	$8,240.00	$0.00	GG	DEF
UTSLDT	***	04/27/15	***	***	$8,652.00	$3,474.00	SM	PROS
UTSLDT	***	05/03/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/04/15	***	***	$16,960.00	$3,300.00	GG	PROS
UTSLDT	***	05/05/15	***	***	$1,033.00	$0.00	TT	DEF
UTSLDT	***	05/06/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	05/07/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	05/07/15	***	***	$1,440.00	$0.00	TT	PROS
UTSLDT	***	05/07/15	***	***	$3,649.00	$0.00	TT	DEF
UTSLDT	***	05/08/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	05/08/15	***	***	$792.00	$0.00	TT	DEF
UTSLDT	***	05/09/15	***	***	$1,440.00	$0.00	TT	PROS
UTSLDT	***	05/10/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/10/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	05/13/15	***	***	$83,160.00	$0.00	CG	DEF
UTSLDT	***	05/13/15	***	***	$15,805.00	$0.00	CG	PROS
UTSLDT	***	05/14/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	05/14/15	***	***	$4,512.00	$0.00	TT	DEF
UTSLDT	***	05/14/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/16/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/16/15	***	***	$3,783.00	$0.00	TT	DEF
UTSLDT	***	05/16/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	05/17/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	05/17/15	***	***	$1,540.00	$0.00	TT	DEF
UTSLDT	***	05/17/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/18/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	05/19/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/20/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	05/21/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/21/15	***	***	$4,690.00	$3,000.00	SM	DEF
UTSLDT	***	05/21/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/22/15	***	***	$3,060.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	05/22/15	***	***	$1,065.00	$0.00	TT	DEF
UTSLDT	***	05/23/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/23/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	05/23/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/24/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/24/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	05/25/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	05/25/15	***	***	$4,556.00	$0.00	TT	DEF
UTSLDT	***	05/26/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	05/27/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	05/27/15	***	***	$121,542.00	$0.00	AN	DEF
UTSLDT	***	05/27/15	***	***	$18,540.00	$0.00	AN	DEF
UTSLDT	***	05/27/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	05/28/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/28/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	05/28/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/28/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	05/29/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	05/29/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	05/29/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	05/30/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	05/30/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	05/30/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	05/31/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	05/31/15	***	***	$3,293.00	$0.00	TT	DEF
UTSLDT	***	06/01/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/01/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/02/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/03/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/04/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	06/04/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/04/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	06/05/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/05/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	06/06/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/06/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/06/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/06/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/06/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	06/07/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/07/15	***	***	$1,335.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	06/07/15	***	***	$3,293.00	$0.00	TT	DEF
UTSLDT	***	06/08/15	***	***	$4,556.00	$0.00	TT	DEF
UTSLDT	***	06/08/15	***	***	$5,075.00	$0.00	SM	DEF
UTSLDT	***	06/08/15	***	***	$24,225.00	$4,695.00	SM	DEF
UTSLDT	***	06/08/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	06/09/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/10/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/10/15	***	***	$7,425.00	$8,645.00	SM	DEF
UTSLDT	***	06/10/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	06/10/15	***	***	$948.00	$0.00	CG	DEF
UTSLDT	***	06/11/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	06/11/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/11/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/12/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/12/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	06/13/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	06/13/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/13/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/13/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/13/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/14/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/15/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	06/15/15	***	***	$4,556.00	$0.00	TT	DEF
UTSLDT	***	06/16/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	06/16/15	***	***	$1,030.00	$0.00	TT	DEF
UTSLDT	***	06/16/15	***	***	$1,090.00	$1,290.00	CG	PROS
UTSLDT	***	06/17/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/17/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	06/18/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/18/15	***	***	$10,359.00	$3,850.00	SM	DEF
UTSLDT	***	06/18/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/18/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/18/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	06/18/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/19/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	06/20/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/20/15	***	***	$7,920.00	$4,670.00	SM	DEF
UTSLDT	***	06/20/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/20/15	***	***	$1,408.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	06/21/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/21/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	06/22/15	***	***	$0.00	$0.00	GG	PROS
UTSLDT	***	06/22/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	06/22/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	06/24/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/24/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	06/24/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/24/15	***	***	$54,500.00	$3,150.00	SM	DEF
UTSLDT	***	06/25/15	***	***	$44,480.00	$4,800.00	TM	PROS
UTSLDT	***	06/25/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/25/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/25/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/25/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	06/25/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/26/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	06/26/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	06/26/15	***	***	$1,185.00	$4,900.00	SM	DEF
UTSLDT	***	06/27/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/27/15	***	***	$2,370.00	$950.00	SM	DEF
UTSLDT	***	06/27/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	06/27/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/28/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	06/29/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	06/29/15	***	***	$1,260.00	$1,225.00	TT	DEF
UTSLDT	***	06/29/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	06/30/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	06/30/15	***	***	$2,020.00	$0.00	TT	DEF
UTSLDT	***	07/01/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	07/01/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/01/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	07/02/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/02/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	07/02/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/02/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/02/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/03/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	07/04/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/04/15	***	***	$1,564.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	07/05/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	07/06/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	07/06/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	07/07/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	07/08/15	***	***	$2,370.00	$4,000.00	AN	DEF
UTSLDT	***	07/08/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/08/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	07/09/15	***	***	$5,340.00	$8,121.00	SM	DEF
UTSLDT	***	07/09/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/09/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/09/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/09/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	07/09/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/10/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	07/11/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/11/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/12/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/12/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	07/13/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	07/13/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/14/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	07/15/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	07/15/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/16/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/16/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/16/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/16/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/17/15	***	***	$3,760.00	$0.00	SM	DEF
UTSLDT	***	07/18/15	***	***	$864.00	$0.00	TT	DEF
UTSLDT	***	07/18/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	07/18/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/18/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/18/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	07/19/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/20/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	07/20/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/21/15	***	***	$1,030.00	$0.00	TT	DEF
UTSLDT	***	07/22/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/22/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	07/22/15	***	***	$864.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	07/23/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/23/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/23/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/25/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	07/25/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/26/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/26/15	***	***	$0.00	$0.00	CG	PROS
UTSLDT	***	07/26/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	07/27/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	07/27/15	***	***	$816.00	$0.00	TT	DEF
UTSLDT	***	07/27/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/29/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	07/29/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	07/30/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	07/30/15	***	***	$2,047.00	$0.00	TT	DEF
UTSLDT	***	07/30/15	***	***	$12,324.00	$7,535.00	SM	DEF
UTSLDT	***	07/30/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	07/30/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	07/31/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	08/01/15	***	***	$135,810.00	$0.00	AN	DEF
UTSLDT	***	08/01/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	08/01/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/02/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/02/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	08/03/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	08/08/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/08/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	08/09/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/10/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	08/10/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	08/11/15	***	***	$6,768.00	$1,225.00	TT	DEF
UTSLDT	***	08/11/15	***	***	$2,256.00	$0.00	TT	DEF
UTSLDT	***	08/12/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	08/12/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/13/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/13/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/14/15	***	***	$960.00	$0.00	TT	DEF
UTSLDT	***	08/15/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/15/15	***	***	$2,231.00	$0.00	TT	DEF
UTSLDT	***	08/15/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	08/16/15	***	***	$1,452.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	08/16/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	08/17/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	08/17/15	***	***	$3,196.00	$0.00	TT	DEF
UTSLDT	***	08/18/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	08/18/15	***	***	$1,030.00	$0.00	TT	DEF
UTSLDT	***	08/18/15	***	***	$1,056.00	$0.00	TT	DEF
UTSLDT	***	08/19/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/19/15	***	***	$2,640.00	$0.00	TT	DEF
UTSLDT	***	08/20/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/20/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/20/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	08/20/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	08/20/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	08/22/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	08/22/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	08/22/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/23/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/23/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	08/23/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	08/23/15	***	***	$2,047.00	$0.00	TT	DEF
UTSLDT	***	08/24/15	***	***	$3,196.00	$0.00	TT	DEF
UTSLDT	***	08/24/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	08/24/15	***	***	$2,134.00	$0.00	TT	DEF
UTSLDT	***	08/25/15	***	***	$5,450.00	$450.00	SM	DEF
UTSLDT	***	08/26/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	08/26/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/27/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/27/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/27/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	08/27/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	08/29/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	08/29/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	08/29/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	08/29/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/30/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	08/30/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	08/30/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	08/31/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	08/31/15	***	***	$4,692.00	$0.00	TT	DEF
UTSLDT	***	09/01/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/01/15	***	***	$1,030.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	09/02/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	09/02/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/03/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/03/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/03/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/04/15	***	***	$1,332.00	$168.00	TT	DEF
UTSLDT	***	09/04/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	09/05/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/05/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/05/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/05/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/06/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/06/15	***	***	$2,037.00	$0.00	TT	DEF
UTSLDT	***	09/06/15	***	***	$121,794.00	$0.00	CG	DEF
UTSLDT	***	09/07/15	***	***	$4,692.00	$0.00	TT	DEF
UTSLDT	***	09/07/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	09/09/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/10/15	***	***	$1,869.00	$0.00	TT	DEF
UTSLDT	***	09/10/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	09/10/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/10/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	09/11/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	09/12/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/12/15	***	***	$2,037.00	$0.00	TT	DEF
UTSLDT	***	09/12/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/13/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	09/13/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/14/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	09/14/15	***	***	$4,692.00	$0.00	TT	DEF
UTSLDT	***	09/15/15	***	***	$4,556.00	$0.00	TT	DEF
UTSLDT	***	09/15/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	09/16/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	09/16/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$1,869.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	09/17/15	***	***	$0.00	$0.00	TT	PROS
UTSLDT	***	09/18/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	09/18/15	***	***	$4,556.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	09/19/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/19/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/19/15	***	***	$2,134.00	$0.00	TT	DEF
UTSLDT	***	09/20/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/20/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	09/20/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	09/21/15	***	***	$4,692.00	$0.00	TT	DEF
UTSLDT	***	09/21/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	09/22/15	***	***	$757.00	$168.00	TT	DEF
UTSLDT	***	09/22/15	***	***	$0.00	$0.00	TT	PROS
UTSLDT	***	09/23/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	09/23/15	***	***	$600.00	$0.00	TT	PROS
UTSLDT	***	09/23/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/24/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/24/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/25/15	***	***	$2,880.00	$0.00	TT	DEF
UTSLDT	***	09/25/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/25/15	***	***	$3,060.00	$0.00	TT	DEF
UTSLDT	***	09/25/15	***	***	$1,164.00	$0.00	TT	DEF
UTSLDT	***	09/26/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	09/26/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/26/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/27/15	***	***	$1,452.00	$0.00	TT	DEF
UTSLDT	***	09/27/15	***	***	$744.00	$0.00	TT	DEF
UTSLDT	***	09/28/15	***	***	$1,056.00	$0.00	TT	PROS
UTSLDT	***	09/28/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	09/28/15	***	***	$1,164.00	$0.00	TT	DEF
UTSLDT	***	09/28/15	***	***	$4,692.00	$0.00	TT	DEF
UTSLDT	***	09/29/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	09/29/15	***	***	$2,688.00	$0.00	TT	DEF
UTSLDT	***	09/30/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	09/30/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	10/01/15	***	***	$8,811.00	$0.00	SM	DEF
UTSLDT	***	10/01/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	10/01/15	***	***	$2,178.00	$0.00	TT	DEF
UTSLDT	***	10/01/15	***	***	$1,428.00	$0.00	TT	DEF
UTSLDT	***	10/01/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	10/01/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	10/02/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	10/02/15	***	***	$0.00	$0.00	SM	PROS
UTSLDT	***	10/03/15	***	***	$1,496.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
UTSLDT	***	10/03/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	10/03/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	10/04/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	10/04/15	***	***	$5,607.00	$0.00	TT	DEF
UTSLDT	***	10/05/15	***	***	$0.00	$0.00	TT	PROS
UTSLDT	***	10/05/15	***	***	$1,380.00	$0.00	TT	DEF
UTSLDT	***	10/06/15	***	***	$12,000.00	$0.00	TT	DEF
UTSLDT	***	10/06/15	***	***	$44,550.00	$0.00	TT	DEF
UTSLDT	***	10/06/15	***	***	$26,775.00	$0.00	TT	DEF
UTSLDT	***	10/06/15	***	***	$0.00	$0.00	TT	PROS
UTSLDT	***	10/06/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	10/08/15	***	***	$1,958.00	$3,000.00	AN	DEF
UTSLDT	***	10/08/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	10/10/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	10/10/15	***	***	$1,496.00	$0.00	TT	DEF
UTSLDT	***	10/10/15	***	***	$1,564.00	$0.00	TT	DEF
UTSLDT	***	10/11/15	***	***	$1,335.00	$0.00	TT	DEF
UTSLDT	***	10/11/15	***	***	$1,869.00	$0.00	TT	DEF
UTSLDT	***	10/13/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	10/14/15	***	***	$71,280.00	$0.00	SM	DEF
UTSLDT	***	10/14/15	***	***	$1,320.00	$0.00	TT	DEF
UTSLDT	***	10/17/15	***	***	$1,408.00	$0.00	TT	DEF
UTSLDT	***	10/26/15	***	***	$97,605.00	$0.00	AN	DEF
UTSLDT	***	10/30/15	***	***	$0.00	$0.00	CG	PROS
Property Abbrev. subtotal:			***	***	$2,229,792.00	$126,699.00
WAOLYM ***		01/01/15	***	***	$550.00	$0.00	TT	DEF
WAOLYM ***		01/01/15	***	***	$440.00	$0.00	TT	DEF
WAOLYM ***		01/02/15	***	***	$1,422.00	$0.00	CG	DEF
WAOLYM ***		01/04/15	***	***	$1,162.00	$0.00	SM	DEF
WAOLYM ***		01/05/15	***	***	$1,280.00	$0.00	CG	DEF
WAOLYM ***		01/07/15	***	***	$1,316.00	$0.00	SM	DEF
WAOLYM ***		01/08/15	***	***	$6,750.00	$0.00	TM	DEF
WAOLYM ***		01/08/15	***	***	$980.00	$1,008.00	GG	DEF
WAOLYM ***		01/08/15	***	***	$846.00	$0.00	TM	DEF
WAOLYM ***		01/08/15	***	***	$1,190.00	$0.00	TM	DEF
WAOLYM ***		01/08/15	***	***	$1,456.00	$0.00	TM	DEF
WAOLYM ***		01/08/15	***	***	$1,800.00	$0.00	TM	DEF
WAOLYM ***		01/08/15	***	***	$1,584.00	$1,320.00	CG	DEF
WAOLYM ***		01/09/15	***	***	$1,068.00	$0.00	GG	DEF
WAOLYM ***		01/09/15	***	***	$752.00	$0.00	TM	DEF
WAOLYM ***		01/09/15	***	***	$1,960.00	$0.00	SM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAOLYM	***	01/09/15	***	***	$4,160.00	$7,238.00	SM	DEF
WAOLYM	***	01/09/15	***	***	$1,316.00	$0.00	TM	DEF
WAOLYM	***	01/09/15	***	***	$340.00	$0.00	SM	DEF
WAOLYM	***	01/10/15	***	***	$4,200.00	$3,816.00	CG	DEF
WAOLYM	***	01/10/15	***	***	$89.00	$0.00	AN	DEF
WAOLYM	***	01/12/15	***	***	$1,280.00	$0.00	CG	TENT
WAOLYM	***	01/13/15	***	***	$2,548.00	$0.00	AN	DEF
WAOLYM	***	01/14/15	***	***	$1,470.00	$0.00	AN	DEF
WAOLYM	***	01/16/15	***	***	$400.00	$0.00	AN	DEF
WAOLYM	***	01/16/15	***	***	$7,140.00	$0.00	AN	DEF
WAOLYM	***	01/16/15	***	***	$1,470.00	$296.00	AN	DEF
WAOLYM	***	01/16/15	***	***	$1,598.00	$0.00	TM	DEF
WAOLYM	***	01/16/15	***	***	$6,120.00	$24,208.00	AN	DEF
WAOLYM	***	01/18/15	***	***	$1,390.00	$0.00	CG	TENT
WAOLYM	***	01/19/15	***	***	$990.00	$0.00	SM	TENT
WAOLYM	***	01/19/15	***	***	$950.00	$0.00	AN	DEF
WAOLYM	***	01/20/15	***	***	$4,042.00	$0.00	AN	DEF
WAOLYM	***	01/20/15	***	***	$27,612.00	$17,251.00	AN	DEF
WAOLYM	***	01/20/15	***	***	$564.00	$249.00	SM	DEF
WAOLYM	***	01/21/15	***	***	$2,548.00	$0.00	GG	DEF
WAOLYM	***	01/21/15	***	***	$1,316.00	$0.00	TM	DEF
WAOLYM	***	01/22/15	***	***	$12,714.00	$2,843.00	GG	DEF
WAOLYM	***	01/23/15	***	***	$8,927.00	$15,686.00	AN	DEF
WAOLYM	***	01/23/15	***	***	$2,970.00	$1,900.00	AN	DEF
WAOLYM	***	01/25/15	***	***	$4,280.00	$0.00	AN	DEF
WAOLYM	***	01/25/15	***	***	$7,150.00	$1,250.00	AN	DEF
WAOLYM	***	01/25/15	***	***	$2,675.00	$13,337.00	AN	DEF
WAOLYM	***	01/25/15	***	***	$882.00	$0.00	GG	DEF
WAOLYM	***	01/26/15	***	***	$9,520.00	$2,900.00	AN	DEF
WAOLYM	***	01/26/15	***	***	$980.00	$1,220.00	GG	DEF
WAOLYM	***	01/26/15	***	***	$2,376.00	$0.00	SM	DEF
WAOLYM	***	01/27/15	***	***	$3,955.00	$3,840.00	NE	DEF
WAOLYM	***	01/27/15	***	***	$495.00	$0.00	SM	DEF
WAOLYM	***	01/27/15	***	***	$14,244.00	$12,642.00	SM	DEF
WAOLYM	***	01/28/15	***	***	$3,267.00	$0.00	CG	PROS
WAOLYM	***	01/28/15	***	***	$2,760.00	$0.00	SM	DEF
WAOLYM	***	01/28/15	***	***	$1,568.00	$0.00	GG	DEF
WAOLYM	***	01/29/15	***	***	$1,034.00	$0.00	TM	DEF
WAOLYM	***	01/30/15	***	***	$1,316.00	$0.00	TM	DEF
WAOLYM	***	01/30/15	***	***	$1,872.00	$1,024.00	AN	TENT
WAOLYM	***	02/01/15	***	***	$8,516.00	$24,190.00	AN	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAOLYM	***	02/01/15	***	***	$27,846.00	$0.00	AN	DEF
WAOLYM	***	02/01/15	***	***	$2,820.00	$1,200.00	GG	DEF
WAOLYM	***	02/03/15	***	***	$3,300.00	$4,050.00	AN	DEF
WAOLYM	***	02/04/15	***	***	$3,762.00	$0.00	CG	PROS
WAOLYM	***	02/04/15	***	***	$2,256.00	$0.00	GG	DEF
WAOLYM	***	02/04/15	***	***	$495.00	$200.00	AN	DEF
WAOLYM	***	02/05/15	***	***	$3,008.00	$0.00	TM	DEF
WAOLYM	***	02/05/15	***	***	$17,226.00	$25,220.00	AN	DEF
WAOLYM	***	02/06/15	***	***	$425.00	$0.00	AN	DEF
WAOLYM	***	02/09/15	***	***	$17,280.00	$14,010.00	AN	DEF
WAOLYM	***	02/09/15	***	***	$12,544.00	$400.00	AN	DEF
WAOLYM	***	02/10/15	***	***	$1,880.00	$0.00	GG	DEF
WAOLYM	***	02/11/15	***	***	$6,240.00	$150.00	AN	DEF
WAOLYM	***	02/11/15	***	***	$846.00	$0.00	TM	DEF
WAOLYM	***	02/11/15	***	***	$520.00	$150.00	AN	PROS
WAOLYM	***	02/12/15	***	***	$1,504.00	$0.00	TM	DEF
WAOLYM	***	02/12/15	***	***	$4,813.00	$7,500.00	AN	DEF
WAOLYM	***	02/12/15	***	***	$1,090.00	$0.00	CG	TENT
WAOLYM	***	02/13/15	***	***	$29,307.00	$31,190.00	SM	DEF
WAOLYM	***	02/14/15	***	***	$0.00	$0.00	CG	PROS
WAOLYM	***	02/17/15	***	***	$40,414.00	$25,610.00	AN	DEF
WAOLYM	***	02/18/15	***	***	$8,204.00	$18,664.00	AN	DEF
WAOLYM	***	02/18/15	***	***	$6,585.00	$0.00	AN	DEF
WAOLYM	***	02/19/15	***	***	$950.00	$0.00	AN	TENT
WAOLYM	***	02/19/15	***	***	$846.00	$0.00	TM	DEF
WAOLYM	***	02/19/15	***	***	$882.00	$0.00	GG	DEF
WAOLYM	***	02/20/15	***	***	$940.00	$0.00	TM	DEF
WAOLYM	***	02/21/15	***	***	$2,490.00	$0.00	SM	TENT
WAOLYM	***	02/21/15	***	***	$1,290.00	$0.00	SM	TENT
WAOLYM	***	02/23/15	***	***	$10,260.00	$8,040.00	AN	DEF
WAOLYM	***	02/24/15	***	***	$2,970.00	$0.00	NE	TENT
WAOLYM	***	02/24/15	***	***	$5,885.00	$5,619.00	AN	DEF
WAOLYM	***	02/24/15	***	***	$2,352.00	$700.00	AN	DEF
WAOLYM	***	02/25/15	***	***	$1,316.00	$0.00	TM	DEF
WAOLYM	***	02/25/15	***	***	$2,178.00	$4,355.00	AN	DEF
WAOLYM	***	02/25/15	***	***	$980.00	$0.00	GG	TENT
WAOLYM	***	02/25/15	***	***	$1,287.00	$0.00	CG	PROS
WAOLYM	***	02/27/15	***	***	$940.00	$0.00	TM	DEF
WAOLYM	***	02/27/15	***	***	$2,632.00	$0.00	TM	DEF
WAOLYM	***	02/28/15	***	***	$10,608.00	$13,320.00	AN	DEF
WAOLYM	***	02/28/15	***	***	$5,720.00	$0.00	AN	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAOLYM	***	03/01/15	***	***	$23,165.00	$14,000.00	AN	DEF
WAOLYM	***	03/04/15	***	***	$94.00	$800.00	SM	DEF
WAOLYM	***	03/05/15	***	***	$1,504.00	$0.00	TM	DEF
WAOLYM	***	03/05/15	***	***	$798.00	$0.00	SM	DEF
WAOLYM	***	03/05/15	***	***	$22,458.00	$27,545.00	SM	DEF
WAOLYM	***	03/09/15	***	***	$3,960.00	$0.00	TT	DEF
WAOLYM	***	03/10/15	***	***	$980.00	$0.00	AN	TENT
WAOLYM	***	03/11/15	***	***	$8,771.00	$2,660.00	AN	DEF
WAOLYM	***	03/14/15	***	***	$1,034.00	$0.00	TM	DEF
WAOLYM	***	03/14/15	***	***	$8,996.00	$11,745.00	AN	DEF
WAOLYM	***	03/14/15	***	***	$940.00	$0.00	TM	DEF
WAOLYM	***	03/17/15	***	***	$3,180.00	$5,250.00	AN	DEF
WAOLYM	***	03/18/15	***	***	$5,060.00	$2,146.00	AN	DEF
WAOLYM	***	03/20/15	***	***	$85.00	$0.00	SM	TENT
WAOLYM	***	03/21/15	***	***	$1,598.00	$0.00	TM	PROS
WAOLYM	***	03/21/15	***	***	$0.00	$0.00	TM	PROS
WAOLYM	***	03/22/15	***	***	$6,370.00	$7,150.00	GG	DEF
WAOLYM	***	03/23/15	***	***	$1,980.00	$0.00	AN	DEF
WAOLYM	***	03/23/15	***	***	$3,960.00	$5,195.00	AN	PROS
WAOLYM	***	03/23/15	***	***	$5,734.00	$2,180.00	AN	DEF
WAOLYM	***	03/25/15	***	***	$3,822.00	$2,364.00	GG	DEF
WAOLYM	***	03/27/15	***	***	$48,384.00	$8,830.00	SM	DEF
WAOLYM	***	03/29/15	***	***	$882.00	$0.00	GG	DEF
WAOLYM	***	03/31/15	***	***	$890.00	$1,000.00	AN	PROS
WAOLYM	***	04/01/15	***	***	$13,350.00	$9,375.00	CG	PROS
WAOLYM	***	04/02/15	***	***	$2,820.00	$0.00	TM	DEF
WAOLYM	***	04/03/15	***	***	$89.00	$0.00	AN	TENT
WAOLYM	***	04/08/15	***	***	$1,584.00	$0.00	CG	PROS
WAOLYM	***	04/10/15	***	***	$3,210.00	$6,585.00	SM	DEF
WAOLYM	***	04/14/15	***	***	$10,235.00	$1,880.00	AN	DEF
WAOLYM	***	04/16/15	***	***	$8,360.00	$7,760.00	SM	DEF
WAOLYM	***	04/19/15	***	***	$7,050.00	$9,400.00	CG	DEF
WAOLYM	***	04/22/15	***	***	$1,974.00	$4,500.00	GG	DEF
WAOLYM	***	04/23/15	***	***	$7,220.00	$2,400.00	SM	DEF
WAOLYM	***	04/24/15	***	***	$0.00	$0.00	SM	PROS
WAOLYM	***	04/25/15	***	***	$940.00	$0.00	TM	DEF
WAOLYM	***	04/26/15	***	***	$940.00	$0.00	SM	DEF
WAOLYM	***	04/29/15	***	***	$21,614.00	$4,500.00	AN	DEF
WAOLYM	***	04/30/15	***	***	$2,068.00	$0.00	TM	DEF
WAOLYM	***	05/04/15	***	***	$9,483.00	$0.00	SM	TENT
WAOLYM	***	05/06/15	***	***	$32,100.00	$45,500.00	SM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAOLYM	***	05/08/15	***	***	$3,870.00	$0.00	TM	DEF
WAOLYM	***	05/12/15	***	***	$26,320.00	$0.00	SM	PROS
WAOLYM	***	05/12/15	***	***	$3,332.00	$10,270.00	AN	TENT
WAOLYM	***	05/14/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	05/15/15	***	***	$10,400.00	$8,800.00	SM	DEF
WAOLYM	***	05/16/15	***	***	$13,230.00	$4,375.00	GG	TENT
WAOLYM	***	05/19/15	***	***	$890.00	$1,000.00	AN	PROS
WAOLYM	***	05/22/15	***	***	$13,050.00	$4,200.00	SM	DEF
WAOLYM	***	05/22/15	***	***	$5,805.00	$0.00	TM	DEF
WAOLYM	***	05/29/15	***	***	$4,450.00	$1,560.00	SM	PROS
WAOLYM	***	06/04/15	***	***	$940.00	$0.00	AN	PROS
WAOLYM	***	06/05/15	***	***	$11,280.00	$0.00	SM	PROS
WAOLYM	***	06/05/15	***	***	$990.00	$0.00	GG	DEF
WAOLYM	***	06/15/15	***	***	$10,080.00	$0.00	NE	DEF
WAOLYM	***	06/17/15	***	***	$9,600.00	$0.00	CG	TENT
WAOLYM	***	06/17/15	***	***	$22,050.00	$400.00	AN	DEF
WAOLYM	***	06/18/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	06/19/15	***	***	$1,494.00	$0.00	SM	DEF
WAOLYM	***	06/22/15	***	***	$4,700.00	$11,850.00	GG	TENT
WAOLYM	***	06/25/15	***	***	$8,160.00	$5,450.00	TM	DEF
WAOLYM	***	06/26/15	***	***	$5,805.00	$0.00	TM	DEF
WAOLYM	***	06/27/15	***	***	$0.00	$0.00	CG	PROS
WAOLYM	***	07/03/15	***	***	$801.00	$0.00	SM	DEF
WAOLYM	***	07/03/15	***	***	$3,870.00	$0.00	TM	DEF
WAOLYM	***	07/03/15	***	***	$2,444.00	$0.00	TM	DEF
WAOLYM	***	07/08/15	***	***	$35,700.00	$25,550.00	SM	DEF
WAOLYM	***	07/09/15	***	***	$15,795.00	$2,880.00	SM	DEF
WAOLYM	***	07/10/15	***	***	$2,270.00	$700.00	SM	DEF
WAOLYM	***	07/10/15	***	***	$3,870.00	$0.00	TM	DEF
WAOLYM	***	07/13/15	***	***	$4,398.00	$6,760.00	SM	TENT
WAOLYM	***	07/24/15	***	***	$990.00	$0.00	SM	DEF
WAOLYM	***	07/25/15	***	***	$4,450.00	$780.00	SM	PROS
WAOLYM	***	07/27/15	***	***	$1,335.00	$0.00	TT	DEF
WAOLYM	***	07/31/15	***	***	$990.00	$0.00	SM	TENT
WAOLYM	***	07/31/15	***	***	$3,870.00	$0.00	TM	DEF
WAOLYM	***	08/01/15	***	***	$2,180.00	$0.00	SM	DEF
WAOLYM	***	08/03/15	***	***	$117,600.00	$0.00	SM	PROS
WAOLYM	***	08/06/15	***	***	$5,878.00	$1,600.00	SM	DEF
WAOLYM	***	08/07/15	***	***	$4,998.00	$525.00	SM	PROS
WAOLYM	***	08/07/15	***	***	$1,864.00	$0.00	SM	DEF
WAOLYM	***	08/08/15	***	***	$0.00	$0.00	CG	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAOLYM	***	08/13/15	***	***	$10,400.00	$2,500.00	SM	DEF
WAOLYM	***	08/14/15	***	***	$990.00	$0.00	SM	DEF
WAOLYM	***	08/20/15	***	***	$8,715.00	$1,750.00	SM	DEF
WAOLYM	***	08/21/15	***	***	$2,376.00	$0.00	SM	DEF
WAOLYM	***	08/27/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	09/10/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	09/12/15	***	***	$1,090.00	$3,100.00	SM	PROS
WAOLYM	***	09/14/15	***	***	$3,060.00	$0.00	TT	TENT
WAOLYM	***	09/16/15	***	***	$4,700.00	$7,000.00	AN	DEF
WAOLYM	***	09/16/15	***	***	$11,471.00	$4,200.00	SM	DEF
WAOLYM	***	09/17/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	09/18/15	***	***	$62,307.00	$12,250.00	SM	DEF
WAOLYM	***	09/24/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	09/30/15	***	***	$32,900.00	$17,912.00	GG	PROS
WAOLYM	***	10/02/15	***	***	$13,720.00	$0.00	SM	PROS
WAOLYM	***	10/05/15	***	***	$23,520.00	$7,000.00	AN	DEF
WAOLYM	***	10/08/15	***	***	$1,820.00	$0.00	TT	DEF
WAOLYM	***	10/10/15	***	***	$7,920.00	$3,670.00	AN	PROS
WAOLYM	***	10/12/15	***	***	$0.00	$960.00	AN	PROS
WAOLYM	***	10/16/15	***	***	$7,920.00	$9,648.00	SM	TENT
WAOLYM	***	10/21/15	***	***	$19,600.00	$10,500.00	AN	TENT
WAOLYM	***	10/26/15	***	***	$16,590.00	$6,720.00	GG	PROS
WAOLYM	***	11/03/15	***	***	$16,464.00	$0.00	SM	PROS
WAOLYM	***	11/20/15	***	***	$4,450.00	$780.00	SM	DEF
WAOLYM	***	11/27/15	***	***	$255.00	$0.00	SM	PROS
***
WAPSCO	***	01/01/15	***	***	$148.00	$0.00	CG	DEF
WAPSCO	***	01/01/15	***	***	$50.00	$0.00	NE	DEF
WAPSCO	***	01/01/15	***	***	$207.00	$0.00	CG	DEF
WAPSCO	***	01/01/15	***	***	$316.00	$0.00	TM	DEF
WAPSCO	***	01/02/15	***	***	$316.00	$0.00	SM	DEF
WAPSCO	***	01/07/15	***	***	$1,259.00	$0.00	TM	DEF
WAPSCO	***	01/08/15	***	***	$240.00	$0.00	TM	DEF
WAPSCO	***	01/08/15	***	***	$150.00	$0.00	CG	DEF
WAPSCO	***	01/09/15	***	***	$3,160.00	$16,955.00	CG	DEF
WAPSCO	***	01/09/15	***	***	$1,335.00	$1,910.00	CG	DEF
WAPSCO	***	01/10/15	***	***	$79.00	$0.00	CG	DEF
WAPSCO	***	01/15/15	***	***	$5,248.00	$0.00	CG	PROS
WAPSCO	***	01/15/15	***	***	$783.00	$0.00	TM	DEF
WAPSCO	***	01/16/15	***	***	$2,850.00	$0.00	TM	DEF
WAPSCO	***	01/16/15	***	***	$180.00	$0.00	SM	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAPSCO	***	01/16/15	***	***	$2,530.00	$0.00	TM	DEF
WAPSCO	***	01/16/15	***	***	$2,470.00	$0.00	TM	DEF
WAPSCO	***	01/16/15	***	***	$890.00	$579.00	SM	DEF
WAPSCO	***	01/17/15	***	***	$105.00	$0.00	SM	TENT
WAPSCO	***	01/21/15	***	***	$194.00	$0.00	AN	TENT
WAPSCO	***	01/22/15	***	***	$356.00	$0.00	SM	TENT
WAPSCO	***	01/22/15	***	***	$158.00	$0.00	AN	TENT
WAPSCO	***	01/23/15	***	***	$190.00	$0.00	TM	TENT
WAPSCO	***	01/24/15	***	***	$79.00	$0.00	CG	PROS
WAPSCO	***	01/24/15	***	***	$89.00	$0.00	CG	TENT
WAPSCO	***	01/26/15	***	***	$267.00	$0.00	AN	TENT
WAPSCO	***	01/27/15	***	***	$1,472.00	$24.00	AN	DEF
WAPSCO	***	01/27/15	***	***	$1,980.00	$0.00	TT	DEF
WAPSCO	***	01/27/15	***	***	$6,465.00	$7,509.00	AN	DEF
WAPSCO	***	01/27/15	***	***	$270.00	$0.00	AN	TENT
	***		***	***
WAPSCO	***	01/30/15	***	***	$190.00	$0.00	TM	TENT
WAPSCO	***	02/02/15	***	***	$22,080.00	$0.00	GG	DEF
WAPSCO	***	02/02/15	***	***	$276.00	$0.00	SM	TENT
WAPSCO	***	02/06/15	***	***	$89.00	$0.00	SM	TENT
WAPSCO	***	02/07/15	***	***	$1,275.00	$0.00	TT	DEF
WAPSCO	***	02/07/15	***	***	$99.00	$0.00	SM	TENT
WAPSCO	***	02/12/15	***	***	$12,834.00	$0.00	SM	DEF
WAPSCO	***	02/12/15	***	***	$45,665.00	$10,159.00	SM	DEF
WAPSCO	***	02/15/15	***	***	$5,330.00	$4,500.00	TM	DEF
WAPSCO	***	02/15/15	***	***	$2,214.00	$0.00	TM	DEF
WAPSCO	***	02/18/15	***	***	$576.00	$200.00	AN	PROS
WAPSCO	***	02/21/15	***	***	$6,450.00	$14,963.00	AN	DEF
WAPSCO	***	02/22/15	***	***	$1,536.00	$4,000.00	AN	DEF
WAPSCO	***	02/27/15	***	***	$80.00	$0.00	AN	TENT
WAPSCO	***	02/27/15	***	***	$1,104.00	$0.00	TM	DEF
WAPSCO	***	02/28/15	***	***	$178.00	$0.00	SM	TENT
WAPSCO	***	02/28/15	***	***	$920.00	$0.00	TM	DEF
WAPSCO	***	03/06/15	***	***	$8,996.00	$0.00	TM	TENT
WAPSCO	***	03/06/15	***	***	$315.00	$0.00	TM	TENT
WAPSCO	***	03/06/15	***	***	$210.00	$0.00	SM	TENT
WAPSCO	***	03/06/15	***	***	$1,999.00	$0.00	TM	DEF
WAPSCO	***	03/07/15	***	***	$27,754.00	$31,000.00	AN	DEF
WAPSCO	***	03/12/15	***	***	$4,275.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAPSCO	***	03/12/15	***	***	$3,005.00	$0.00	TM	DEF
WAPSCO	***	03/18/15	***	***	$480.00	$0.00	TM	TENT
WAPSCO	***	03/18/15	***	***	$18,640.00	$6,411.00	SM	DEF
WAPSCO	***	03/20/15	***	***	$1,656.00	$0.00	TM	DEF
WAPSCO	***	03/20/15	***	***	$1,744.00	$0.00	TM	DEF
WAPSCO	***	03/23/15	***	***	$2,944.00	$4,400.00	GG	DEF
WAPSCO	***	03/24/15	***	***	$89.00	$0.00	AN	TENT
WAPSCO	***	03/26/15	***	***	$1,104.00	$0.00	TM	DEF
WAPSCO	***	03/27/15	***	***	$24,649.00	$16,000.00	SM	DEF
WAPSCO	***	03/31/15	***	***	$450.00	$0.00	AN	TENT
WAPSCO	***	04/01/15	***	***	$7,875.00	$6,000.00	CG	DEF
WAPSCO	***	04/08/15	***	***	$1,068.00	$0.00	SM	DEF
WAPSCO	***	04/08/15	***	***	$496.00	$0.00	SM	TENT
WAPSCO	***	04/09/15	***	***	$5,460.00	$0.00	TM	DEF
WAPSCO	***	04/09/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	04/09/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	04/09/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	04/09/15	***	***	$3,380.00	$0.00	TM	DEF
WAPSCO	***	04/10/15	***	***	$3,120.00	$0.00	TM	DEF
WAPSCO	***	04/10/15	***	***	$2,600.00	$0.00	TM	DEF
WAPSCO	***	04/10/15	***	***	$2,860.00	$0.00	TM	DEF
WAPSCO	***	04/10/15	***	***	$3,380.00	$0.00	TM	DEF
WAPSCO	***	04/10/15	***	***	$720.00	$0.00	TM	TENT
WAPSCO	***	04/10/15	***	***	$3,120.00	$0.00	TM	TENT
WAPSCO	***	04/12/15	***	***	$1,840.00	$0.00	SM	DEF
WAPSCO	***	04/12/15	***	***	$552.00	$0.00	CG	TENT
WAPSCO	***	04/15/15	***	***	$2,848.00	$1,400.00	AN	TENT
WAPSCO	***	04/15/15	***	***	$630.00	$200.00	AN	DEF
WAPSCO	***	04/15/15	***	***	$1,068.00	$0.00	SM	DEF
WAPSCO	***	04/15/15	***	***	$496.00	$0.00	SM	TENT
WAPSCO	***	04/16/15	***	***	$2,180.00	$0.00	SM	DEF
WAPSCO	***	04/17/15	***	***	$792.00	$0.00	TM	DEF
WAPSCO	***	04/17/15	***	***	$10,401.00	$4,000.00	SM	DEF
WAPSCO	***	04/17/15	***	***	$1,955.00	$0.00	SM	TENT
WAPSCO	***	04/17/15	***	***	$3,096.00	$0.00	TM	TENT
WAPSCO	***	04/22/15	***	***	$28,477.00	$20,834.00	SM	DEF
WAPSCO	***	04/24/15	***	***	$6,000.00	$0.00	TM	TENT
WAPSCO	***	04/28/15	***	***	$1,104.00	$1,700.00	GG	PROS
WAPSCO	***	04/30/15	***	***	$2,475.00	$0.00	TM	TENT
WAPSCO	***	05/01/15	***	***	$9,120.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAPSCO	***	05/04/15	***	***	$345.00	$0.00	TT	PROS
WAPSCO	***	05/08/15	***	***	$552.00	$0.00	TM	DEF
WAPSCO	***	05/08/15	***	***	$1,780.00	$0.00	TM	TENT
WAPSCO	***	05/11/15	***	***	$7,770.00	$7,000.00	CG	TENT
WAPSCO	***	05/15/15	***	***	$2,859.00	$0.00	TM	TENT
WAPSCO	***	05/16/15	***	***	$920.00	$3,500.00	GG	PROS
WAPSCO	***	05/18/15	***	***	$6,440.00	$0.00	SM	PROS
WAPSCO	***	05/19/15	***	***	$184.00	$0.00	SM	PROS
WAPSCO	***	05/21/15	***	***	$3,040.00	$0.00	SM	DEF
WAPSCO	***	05/26/15	***	***	$3,300.00	$0.00	TM	DEF
WAPSCO	***	05/27/15	***	***	$49,510.00	$35,688.00	SM	DEF
WAPSCO	***	06/01/15	***	***	$2,670.00	$0.00	TM	DEF
WAPSCO	***	06/02/15	***	***	$9,200.00	$8,700.00	TM	DEF
WAPSCO	***	06/04/15	***	***	$31,500.00	$9,800.00	SM	DEF
WAPSCO	***	06/09/15	***	***	$11,000.00	$0.00	TM	DEF
WAPSCO	***	06/10/15	***	***	$18,000.00	$3,000.00	SM	PROS
WAPSCO	***	06/16/15	***	***	$60,187.00	$19,686.00	SM	DEF
WAPSCO	***	06/21/15	***	***	$38,766.00	$0.00	TM	TENT
WAPSCO	***	06/25/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$4,030.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$3,380.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$4,200.00	$0.00	TM	TENT
WAPSCO	***	06/25/15	***	***	$5,460.00	$0.00	TM	DEF
WAPSCO	***	06/25/15	***	***	$14,715.00	$0.00	SM	DEF
WAPSCO	***	06/26/15	***	***	$2,860.00	$0.00	TM	DEF
WAPSCO	***	06/26/15	***	***	$3,380.00	$0.00	TM	DEF
WAPSCO	***	06/26/15	***	***	$2,600.00	$0.00	TM	DEF
WAPSCO	***	06/26/15	***	***	$2,600.00	$0.00	TM	DEF
WAPSCO	***	06/27/15	***	***	$149.00	$0.00	SM	TENT
WAPSCO	***	07/01/15	***	***	$340.00	$0.00	SM	PROS
WAPSCO	***	07/04/15	***	***	$327.00	$0.00	SM	TENT
WAPSCO	***	07/08/15	***	***	$77,112.00	$10,000.00	SM	DEF
	***		***	***
WAPSCO	***	07/08/15	***	***	$8,100.00	$0.00	SM	DEF
WAPSCO	***	07/15/15	***	***	$22,500.00	$0.00	SM	DEF
WAPSCO	***	07/16/15	***	***	$28,400.00	$16,921.00	SM	DEF
WAPSCO	***	07/27/15	***	***	$5,940.00	$800.00	SM	PROS
WAPSCO	***	08/05/15	***	***	$33,525.00	$0.00	SM	DEF
WAPSCO	***	08/06/15	***	***	$356.00	$0.00	SM	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAPSCO	***	08/21/15	***	***	$14,400.00	$8,000.00	AN	PROS
WAPSCO	***	08/21/15	***	***	$200.00	$0.00	AN	PROS
WAPSCO	***	09/04/15	***	***	$198.00	$0.00	SM	TENT
WAPSCO	***	09/05/15	***	***	$0.00	$0.00	AN	PROS
WAPSCO	***	09/05/15	***	***	$10,055.00	$3,750.00	AN	PROS
WAPSCO	***	09/07/15	***	***	$920.00	$1,900.00	GG	TENT
WAPSCO	***	09/09/15	***	***	$2,860.00	$822.00	AN	PROS
WAPSCO	***	09/11/15	***	***	$3,600.00	$700.00	SM	PROS
WAPSCO	***	09/12/15	***	***	$90.00	$700.00	SM	PROS
WAPSCO	***	09/13/15	***	***	$20,520.00	$4,000.00	AN	DEF
WAPSCO	***	09/15/15	***	***	$20,520.00	$4,738.00	AN	PROS
WAPSCO	***	09/18/15	***	***	$90.00	$700.00	SM	PROS
WAPSCO	***	09/19/15	***	***	$90.00	$700.00	SM	PROS
WAPSCO	***	09/19/15	***	***	$3,750.00	$5,000.00	SM	PROS
WAPSCO	***	09/22/15	***	***	$15,200.00	$5,000.00	AN	TENT
WAPSCO	***	10/05/15	***	***	$14,360.00	$9,000.00	AN	PROS
WAPSCO	***	10/07/15	***	***	$184.00	$0.00	AN	PROS
WAPSCO	***	10/14/15	***	***	$45,835.00	$20,500.00	SM	DEF
WAPSCO	***	10/14/15	***	***	$4,080.00	$1,000.00	AN	DEF
WAPSCO	***	10/18/15	***	***	$2,160.00	$0.00	TT	TENT
WAPSCO	***	10/21/15	***	***	$16,470.00	$16,000.00	AN	DEF
WAPSCO	***	11/05/15	***	***	$5,064.00	$0.00	TM	TENT
WAPSCO	***	11/05/15	***	***	$1,024.00	$0.00	TM	TENT
WAPSCO	***	11/05/15	***	***	$1,792.00	$0.00	TM	DEF
WAPSCO	***	11/05/15	***	***	$1,280.00	$0.00	TM	DEF
WAPSCO	***	11/05/15	***	***	$2,304.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$768.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$768.00	$0.00	TM	TENT
WAPSCO	***	11/06/15	***	***	$640.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$896.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$768.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$384.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$384.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$768.00	$0.00	TM	TENT
WAPSCO	***	11/06/15	***	***	$896.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$384.00	$0.00	TM	TENT
WAPSCO	***	11/06/15	***	***	$896.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$896.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$1,024.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$640.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$384.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAPSCO	***	11/06/15	***	***	$768.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$640.00	$0.00	TM	TENT
WAPSCO	***	11/06/15	***	***	$1,024.00	$0.00	TM	TENT
WAPSCO	***	11/06/15	***	***	$384.00	$0.00	TM	DEF
WAPSCO	***	11/06/15	***	***	$1,932.00	$0.00	TM	TENT
WAPSCO	***	11/12/15	***	***	$330.00	$0.00	TM	TENT
WAPSCO	***	11/19/15	***	***	$14,040.00	$3,000.00	SM	DEF
WAPSCO	***	11/30/15	***	***	$460.00	$2,065.00	AN	DEF
WAPSCO	***	12/02/15	***	***	$1,000.00	$6,754.00	CG	PROS
WAPSCO	***	12/04/15	***	***	$158.00	$0.00	CG	TENT
WAPSCO	***	12/11/15	***	***	$13,350.00	$11,063.00	CG	PROS
Property Abbrev. subtotal:			***	***	$1,063,959.00	$373,227.00
Grand Total				***	$4,636,858.00	$1,153,976.00

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREDD	***	01/01/15	***	***	$1,500.00	$0.00	CG	TENT
CAREDD	***	01/01/15	***	***	$600.00	$0.00	CG	TENT
CAREDD	***	01/08/15	***	***	$15,992.00	$0.00	SM	DEF
CAREDD	***	01/09/15	***	***	$65.00	$0.00	CG	TENT
CAREDD	***	01/12/15	***	***	$600.00	$0.00	CG	TENT
CAREDD	***	01/16/15	***	***	$7,654.00	$0.00	AN	DEF
CAREDD	***	01/23/15	***	***	$198.00	$0.00	TM	PROS
CAREDD	***	01/23/15	***	***	$285.00	$0.00	SM	PROS
CAREDD	***	01/24/15	***	***	$90.00	$0.00	SM	PROS
CAREDD	***	02/06/15	***	***	$180.00	$0.00	AN	PROS
CAREDD	***	02/06/15	***	***	$1,205.00	$0.00	SM	DEF
CAREDD	***	02/07/15	***	***	$80.00	$0.00	SM	TENT
CAREDD	***	02/12/15	***	***	$1,785.00	$0.00	TM	DEF
CAREDD	***	02/14/15	***	***	$89.00	$0.00	SM	TENT
CAREDD	***	02/20/15	***	***	$200.00	$0.00	TM	TENT
CAREDD	***	02/22/15	***	***	$7,196.00	$1,500.00	CG	TENT
CAREDD	***	02/23/15	***	***	$1,859.00	$0.00	TT	DEF
CAREDD	***	02/25/15	***	***	$267.00	$0.00	AN	DEF
CAREDD	***	02/26/15	***	***	$1,190.00	$0.00	TM	DEF
CAREDD	***	03/06/15	***	***	$170.00	$0.00	TM	TENT
CAREDD	***	03/09/15	***	***	$59,455.00	$5,000.00	AN	DEF
CAREDD	***	03/15/15	***	***	$3,148.00	$0.00	TM	PROS
CAREDD	***	03/21/15	***	***	$198.00	$0.00	TM	TENT
CAREDD	***	03/26/15	***	***	$6,297.00	$250.00	CG	DEF
CAREDD	***	04/03/15	***	***	$1,205.00	$0.00	SM	DEF
CAREDD	***	04/10/15	***	***	$89.00	$0.00	SM	PROS
CAREDD	***	04/17/15	***	***	$712.00	$0.00	AN	DEF
CAREDD	***	04/24/15	***	***	$1,999.00	$3,180.00	AN	TENT
CAREDD	***	04/30/15	***	***	$90.00	$0.00	TM	PROS
CAREDD	***	05/06/15	***	***	$0.00	$0.00	CG	PROS
CAREDD	***	05/13/15	***	***	$14,685.00	$11,500.00	SM	DEF
CAREDD	***	05/23/15	***	***	$1,744.00	$0.00	SM	DEF
CAREDD	***	06/11/15	***	***	$1,248.00	$0.00	TT	PROS
CAREDD	***	06/13/15	***	***	$1,248.00	$0.00	TT	DEF
CAREDD	***	06/15/15	***	***	$0.00	$0.00	TT	TENT
CAREDD	***	06/18/15	***	***	$1,248.00	$0.00	TT	PROS
CAREDD	***	06/22/15	***	***	$2,749.00	$0.00	TT	DEF
CAREDD	***	06/26/15	***	***	$4,140.00	$0.00	TM	DEF
CAREDD	***	06/27/15	***	***	$0.00	$0.00	SM	PROS
CAREDD	***	07/06/15	***	***	$7,196.00	$0.00	TT	TENT
CAREDD	***	07/09/15	***	***	$8,900.00	$0.00	GG	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
CAREDD	***	07/13/15	***	***	$2,749.00	$0.00	TT	DEF
CAREDD	***	07/29/15	***	***	$1,976.00	$0.00	TT	DEF
CAREDD	***	08/21/15	***	***	$1,900.00	$0.00	SM	DEF
CAREDD	***	09/05/15	***	***	$95.00	$0.00	SM	PROS
CAREDD	***	09/13/15	***	***	$1,584.00	$0.00	TT	DEF
CAREDD	***	09/14/15	***	***	$1,248.00	$0.00	TT	PROS
CAREDD	***	09/14/15	***	***	$2,749.00	$0.00	TT	DEF
CAREDD	***	09/21/15	***	***	$7,196.00	$0.00	TT	TENT
CAREDD	***	09/24/15	***	***	$1,490.00	$0.00	SM	DEF
CAREDD	***	09/26/15	***	***	$1,248.00	$0.00	TT	DEF
CAREDD	***	10/11/15	***	***	$89.00	$0.00	SM	TENT
	***		***	***
CAREDD	***	10/12/15	***	***	$445.00	$1,200.00	GG	DEF
CAREDD	***	10/12/15	***	***	$2,749.00	$0.00	TT	DEF
CAREDD	***	10/16/15	***	***	$17,380.00	$0.00	SM	PROS
***
IDBOIS	***	01/04/15	***	***	$4,980.00	$2,800.00	SM	DEF
IDBOIS	***	01/07/15	***	***	$14,326.00	$2,301.00	AN	DEF
IDBOIS	***	01/10/15	***	***	$729.00	$2,461.00	SM	DEF
IDBOIS	***	01/11/15	***	***	$3,818.00	$3,470.00	GG	DEF
IDBOIS	***	01/13/15	***	***	$12,181.00	$5,660.00	SM	DEF
IDBOIS	***	01/15/15	***	***	$696.00	$0.00	AN	TENT
IDBOIS	***	01/15/15	***	***	$249.00	$0.00	AN	TENT
IDBOIS	***	01/19/15	***	***	$237.00	$105.00	SM	DEF
IDBOIS	***	01/22/15	***	***	$87.00	$2,005.00	AN	TENT
IDBOIS	***	01/23/15	***	***	$142.00	$3,028.00	AN	DEF
IDBOIS	***	01/24/15	***	***	$948.00	$239.00	SM	TENT
IDBOIS	***	01/25/15	***	***	$4,054.00	$0.00	AN	DEF
IDBOIS	***	01/25/15	***	***	$2,233.00	$600.00	AN	DEF
IDBOIS	***	01/26/15	***	***	$2,759.00	$1,000.00	TM	DEF
IDBOIS	***	01/28/15	***	***	$1,660.00	$0.00	GG	TENT
IDBOIS	***	01/28/15	***	***	$1,424.00	$0.00	TT	DEF
IDBOIS	***	01/29/15	***	***	$3,071.00	$3,943.00	AN	DEF
IDBOIS	***	02/05/15	***	***	$944.00	$0.00	CG	TENT
IDBOIS	***	02/06/15	***	***	$790.00	$0.00	SM	PROS
IDBOIS	***	02/06/15	***	***	$836.00	$0.00	TM	DEF
IDBOIS	***	02/06/15	***	***	$1,246.00	$0.00	TM	DEF
IDBOIS	***	02/08/15	***	***	$6,117.00	$5,890.00	AN	DEF
IDBOIS	***	02/10/15	***	***	$2,988.00	$1,437.00	GG	PROS
IDBOIS	***	02/10/15	***	***	$2,884.00	$0.00	AN	TENT
IDBOIS	***	02/13/15	***	***	$69.00	$1,000.00	SM	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
IDBOIS	***	02/13/15	***	***	$988.00	$0.00	TM	DEF
IDBOIS	***	02/13/15	***	***	$14,742.00	$9,993.00	SM	DEF
IDBOIS	***	02/15/15	***	***	$9,918.00	$5,130.00	AN	DEF
IDBOIS	***	02/16/15	***	***	$166.00	$1,697.00	GG	TENT
IDBOIS	***	02/16/15	***	***	$1,542.00	$900.00	AN	PROS
IDBOIS	***	02/24/15	***	***	$2,002.00	$0.00	AN	DEF
IDBOIS	***	02/25/15	***	***	$2,268.00	$0.00	SM	TENT
IDBOIS	***	02/26/15	***	***	$138.00	$0.00	SM	PROS
IDBOIS	***	02/28/15	***	***	$81.00	$1,300.00	CG	DEF
IDBOIS	***	03/03/15	***	***	$8,010.00	$7,090.00	AN	DEF
IDBOIS	***	03/06/15	***	***	$1,328.00	$5,950.00	CG	TENT
IDBOIS	***	03/09/15	***	***	$4,450.00	$3,375.00	CG	DEF
IDBOIS	***	03/10/15	***	***	$1,168.00	$520.00	CG	PROS
IDBOIS	***	03/11/15	***	***	$2,204.00	$0.00	SM	TENT
IDBOIS	***	03/16/15	***	***	$6,555.00	$0.00	TT	DEF
IDBOIS	***	03/16/15	***	***	$9,877.00	$2,886.00	GG	TENT
IDBOIS	***	03/19/15	***	***	$2,844.00	$0.00	CG	PROS
IDBOIS	***	03/20/15	***	***	$1,119.00	$0.00	SM	DEF
IDBOIS	***	03/20/15	***	***	$899.00	$0.00	SM	DEF
IDBOIS	***	03/23/15	***	***	$19,390.00	$0.00	SM	DEF
IDBOIS	***	03/23/15	***	***	$97.00	$0.00	SM	TENT
IDBOIS	***	03/24/15	***	***	$1,106.00	$0.00	TM	PROS
IDBOIS	***	04/09/15	***	***	$600.00	$0.00	AN	DEF
IDBOIS	***	04/09/15	***	***	$1,420.00	$1,434.00	TM	DEF
IDBOIS	***	04/10/15	***	***	$231.00	$0.00	AN	PROS
IDBOIS	***	04/10/15	***	***	$672.00	$500.00	CG	PROS
IDBOIS	***	04/15/15	***	***	$2,649.00	$1,820.00	AN	TENT
IDBOIS	***	04/17/15	***	***	$790.00	$3,430.00	SM	DEF
IDBOIS	***	04/19/15	***	***	$23,310.00	$0.00	AN	DEF
	***		***	***
IDBOIS	***	04/19/15	***	***	$8,051.00	$1,500.00	GG	PROS
IDBOIS	***	04/23/15	***	***	$1,458.00	$0.00	TM	DEF
IDBOIS	***	04/24/15	***	***	$1,359.00	$0.00	TM	PROS
IDBOIS	***	04/24/15	***	***	$4,150.00	$888.00	SM	TENT
IDBOIS	***	04/27/15	***	***	$3,403.00	$649.00	GG	PROS
IDBOIS	***	05/01/15	***	***	$1,008.00	$3,750.00	AN	DEF
IDBOIS	***	05/01/15	***	***	$988.00	$0.00	TM	DEF
IDBOIS	***	05/06/15	***	***	$2,988.00	$5,345.00	CG	DEF
IDBOIS	***	05/08/15	***	***	$5,530.00	$2,400.00	SM	PROS
IDBOIS	***	05/11/15	***	***	$1,068.00	$818.00	CG	PROS
IDBOIS	***	05/11/15	***	***	$13,280.00	$325.00	GG	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
IDBOIS	***	05/13/15	***	***	$1,880.00	$0.00	TT	TENT
IDBOIS	***	05/14/15	***	***	$1,296.00	$0.00	TM	DEF
IDBOIS	***	05/15/15	***	***	$6,704.00	$9,930.00	SM	DEF
IDBOIS	***	05/17/15	***	***	$830.00	$2,485.00	GG	DEF
IDBOIS	***	05/21/15	***	***	$0.00	$0.00	SM	PROS
IDBOIS	***	05/22/15	***	***	$5,934.00	$0.00	TM	PROS
IDBOIS	***	05/22/15	***	***	$6,450.00	$0.00	CG	PROS
IDBOIS	***	05/27/15	***	***	$5,312.00	$4,596.00	AN	PROS
IDBOIS	***	05/29/15	***	***	$2,460.00	$0.00	CG	PROS
IDBOIS	***	06/01/15	***	***	$87.00	$400.00	TT	PROS
IDBOIS	***	06/03/15	***	***	$3,159.00	$0.00	TM	PROS
IDBOIS	***	06/08/15	***	***	$2,573.00	$0.00	AN	DEF
IDBOIS	***	06/09/15	***	***	$1,168.00	$510.00	CG	PROS
IDBOIS	***	06/10/15	***	***	$6,781.00	$0.00	TM	TENT
IDBOIS	***	06/11/15	***	***	$4,399.00	$1,400.00	AN	DEF
IDBOIS	***	06/11/15	***	***	$158.00	$0.00	SM	PROS
IDBOIS	***	06/13/15	***	***	$1,012.00	$0.00	TT	DEF
IDBOIS	***	06/14/15	***	***	$830.00	$0.00	AN	TENT
IDBOIS	***	06/14/15	***	***	$7,470.00	$3,353.00	SM	DEF
IDBOIS	***	06/19/15	***	***	$4,420.00	$1,898.00	SM	DEF
IDBOIS	***	06/19/15	***	***	$4,095.00	$640.00	TT	DEF
IDBOIS	***	06/19/15	***	***	$1,365.00	$0.00	TT	DEF
IDBOIS	***	06/20/15	***	***	$36,906.00	$0.00	TM	TENT
IDBOIS	***	06/20/15	***	***	$4,005.00	$2,400.00	CG	PROS
IDBOIS	***	06/21/15	***	***	$630.00	$0.00	AN	DEF
IDBOIS	***	06/24/15	***	***	$15,470.00	$0.00	SM	PROS
IDBOIS	***	07/06/15	***	***	$696.00	$0.00	TM	PROS
IDBOIS	***	07/07/15	***	***	$2,436.00	$0.00	CG	PROS
IDBOIS	***	07/09/15	***	***	$2,040.00	$240.00	SM	PROS
IDBOIS	***	07/10/15	***	***	$4,980.00	$3,494.00	SM	TENT
IDBOIS	***	07/10/15	***	***	$1,365.00	$0.00	TT	DEF
IDBOIS	***	07/12/15	***	***	$1,335.00	$2,040.00	CG	TENT
IDBOIS	***	07/16/15	***	***	$6,124.00	$4,307.00	SM	DEF
IDBOIS	***	07/17/15	***	***	$7,814.00	$2,614.00	GG	PROS
IDBOIS	***	07/22/15	***	***	$1,125.00	$0.00	SM	DEF
IDBOIS	***	07/23/15	***	***	$4,539.00	$0.00	SM	PROS
IDBOIS	***	07/23/15	***	***	$316.00	$0.00	SM	TENT
IDBOIS	***	07/24/15	***	***	$594.00	$0.00	SM	PROS
IDBOIS	***	07/25/15	***	***	$282.00	$0.00	SM	PROS
IDBOIS	***	07/27/15	***	***	$4,675.00	$0.00	TT	PROS
IDBOIS	***	07/27/15	***	***	$7,050.00	$0.00	TT	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
IDBOIS	***	07/28/15	***	***	$24,090.00	$0.00	TT	DEF
IDBOIS	***	07/28/15	***	***	$7,300.00	$0.00	TT	DEF
IDBOIS	***	07/28/15	***	***	$8,030.00	$0.00	TT	DEF
IDBOIS	***	07/29/15	***	***	$23,769.00	$0.00	TM	DEF
IDBOIS	***	08/06/15	***	***	$320.00	$0.00	SM	DEF
IDBOIS	***	08/07/15	***	***	$1,365.00	$0.00	TT	DEF
IDBOIS	***	08/13/15	***	***	$2,504.00	$1,000.00	SM	TENT
IDBOIS	***	08/19/15	***	***	$6,308.00	$6,307.00	SM	PROS
IDBOIS	***	08/20/15	***	***	$3,471.00	$0.00	TM	PROS
IDBOIS	***	08/23/15	***	***	$696.00	$0.00	TM	PROS
IDBOIS	***	09/01/15	***	***	$435.00	$4,460.00	SM	PROS
IDBOIS	***	09/03/15	***	***	$2,304.00	$0.00	TT	DEF
IDBOIS	***	09/10/15	***	***	$0.00	$0.00	SM	PROS
IDBOIS	***	09/11/15	***	***	$1,365.00	$0.00	TT	DEF
IDBOIS	***	09/12/15	***	***	$28,301.00	$0.00	AN	DEF
IDBOIS	***	09/16/15	***	***	$2,350.00	$0.00	TT	TENT
IDBOIS	***	09/18/15	***	***	$4,345.00	$4,050.00	TM	PROS
IDBOIS	***	09/18/15	***	***	$1,365.00	$0.00	TT	DEF
IDBOIS	***	09/19/15	***	***	$24,156.00	$4,610.00	CG	PROS
IDBOIS	***	09/23/15	***	***	$6,106.00	$2,875.00	AN	DEF
IDBOIS	***	09/23/15	***	***	$15,397.00	$4,595.00	SM	PROS
IDBOIS	***	09/25/15	***	***	$166.00	$2,312.00	AN	PROS
IDBOIS	***	09/26/15	***	***	$89.00	$2,550.00	CG	TENT
IDBOIS	***	09/28/15	***	***	-267.00$	$4,595.00	SM	PROS
IDBOIS	***	09/28/15	***	***	$0.00	$5,663.00	SM	PROS
IDBOIS	***	09/29/15	***	***	$7,969.00	$8,000.00	AN	TENT
IDBOIS	***	10/06/15	***	***	$6,497.00	$13,145.00	AN	PROS
IDBOIS	***	10/12/15	***	***	$7,291.00	$0.00	AN	PROS
IDBOIS	***	10/14/15	***	***	$9,291.00	$7,830.00	SM	TENT
IDBOIS	***	10/17/15	***	***	$1,691.00	$0.00	TT	TENT
IDBOIS	***	11/02/15	***	***	$1,387.00	$1,784.00	CG	PROS
IDBOIS	***	11/05/15	***	***	$10,043.00	$7,560.00	AN	PROS
IDBOIS	***	11/11/15	***	***	$445.00	$8,560.00	SM	PROS
IDBOIS	***	12/02/15	***	***	$3,354.00	$3,092.00	AN	PROS
IDBOIS	***	12/02/15	***	***	$2,436.00	$0.00	CG	PROS
IDBOIS	***	12/13/15	***	***	$9,045.00	$15,807.00	AN	PROS
Property Abbrev. subtotal: *** $627,494.00 $246,741.00
ORBNDN	***	01/01/15	***	***	$2,808.00	$0.00	TM	DEF
ORBNDN	***	01/01/15	***	***	$1,248.00	$0.00	TM	DEF
ORBNDN	***	01/02/15	***	***	$1,386.00	$0.00	TM	DEF
ORBNDN	***	01/15/15	***	***	$790.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
ORBNDN	***	01/15/15	***	***	$234.00	$0.00	TM	PROS
ORBNDN	***	01/15/15	***	***	$632.00	$0.00	TM	DEF
ORBNDN	***	01/23/15	***	***	$1,404.00	$0.00	TM	DEF
ORBNDN	***	01/23/15	***	***	$0.00	$0.00	TM	DEF
ORBNDN	***	02/12/15	***	***	$711.00	$0.00	SM	DEF
ORBNDN	***	02/13/15	***	***	$1,602.00	$0.00	TM	TENT
ORBNDN	***	02/28/15	***	***	$6,272.00	$4,160.00	TM	TENT
ORBNDN	***	03/06/15	***	***	$1,752.00	$0.00	SM	PROS
ORBNDN	***	03/06/15	***	***	$3,200.00	$0.00	TM	DEF
ORBNDN	***	03/13/15	***	***	$3,200.00	$0.00	TM	DEF
ORBNDN	***	03/17/15	***	***	$4,800.00	$0.00	TM	DEF
ORBNDN	***	04/03/15	***	***	$3,560.00	$0.00	TM	DEF
ORBNDN	***	04/10/15	***	***	$255.00	$0.00	TM	PROS
ORBNDN	***	04/14/15	***	***	$2,100.00	$0.00	TT	DEF
ORBNDN	***	04/16/15	***	***	$156.00	$0.00	TM	PROS
ORBNDN	***	04/17/15	***	***	$3,950.00	$0.00	TM	DEF
ORBNDN	***	04/24/15	***	***	$2,376.00	$0.00	TM	DEF
ORBNDN	***	05/01/15	***	***	$1,683.00	$0.00	TM	DEF
ORBNDN	***	05/08/15	***	***	$2,616.00	$0.00	TM	DEF
ORBNDN	***	05/12/15	***	***	$5,940.00	$0.00	SM	DEF
ORBNDN	***	05/14/15	***	***	$9,108.00	$0.00	SM	DEF
ORBNDN	***	05/16/15	***	***	$1,744.00	$0.00	TM	DEF
ORBNDN	***	05/17/15	***	***	$2,200.00	$0.00	TM	DEF
ORBNDN	***	05/20/15	***	***	$16,470.00	$0.00	TM	DEF
ORBNDN	***	05/23/15	***	***	$1,744.00	$0.00	TM	DEF
ORBNDN	***	06/03/15	***	***	$4,438.00	$0.00	TM	PROS
ORBNDN	***	06/16/15	***	***	$4,450.00	$0.00	SM	TENT
ORBNDN	***	06/16/15	***	***	$2,180.00	$0.00	TT	DEF
ORBNDN	***	06/18/15	***	***	$8,000.00	$0.00	TT	DEF
ORBNDN	***	06/19/15	***	***	$2,380.00	$0.00	TM	DEF
ORBNDN	***	06/19/15	***	***	$3,808.00	$0.00	TM	DEF
ORBNDN	***	07/10/15	***	***	$6,250.00	$0.00	TT	DEF
ORBNDN	***	07/10/15	***	***	$4,320.00	$0.00	TT	DEF
ORBNDN	***	07/10/15	***	***	$4,640.00	$0.00	TT	DEF
ORBNDN	***	07/14/15	***	***	$6,104.00	$0.00	TM	PROS
ORBNDN	***	07/16/15	***	***	$10,680.00	$0.00	SM	PROS
ORBNDN	***	07/21/15	***	***	$7,840.00	$0.00	TM	DEF
ORBNDN	***	07/24/15	***	***	$11,760.00	$0.00	TM	DEF
ORBNDN	***	07/30/15	***	***	$18,225.00	$0.00	TM	PROS
ORBNDN	***	08/06/15	***	***	$7,250.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
ORBNDN	***	08/07/15	***	***	$7,830.00	$0.00	TM	PROS
ORBNDN	***	08/07/15	***	***	$3,160.00	$0.00	TT	DEF
ORBNDN	***	08/11/15	***	***	$0.00	$0.00	TM	DEF
ORBNDN	***	10/10/15	***	***	$1,575.00	$0.00	TT	DEF
ORBNDN	***	10/17/15	***	***	$6,320.00	$0.00	AN	PROS
ORBNDN	***	11/06/15	***	***	$178.00	$0.00	AN	DEF
ORBNDN	***	12/27/15	***	***	$1,575.00	$0.00	TT	DEF
Property Abbrev. subtotal: *** *** $206,904.00 $4,160.00
ORCOOS	***	01/17/15	***	***	$390.00	$2,450.00	SM	DEF
ORCOOS	***	01/19/15	***	***	$1,380.00	$0.00	NE	DEF
ORCOOS	***	01/23/15	***	***	$1,740.00	$0.00	TM	TENT
ORCOOS	***	01/23/15	***	***	$850.00	$0.00	TM	TENT
ORCOOS	***	02/12/15	***	***	$970.00	$0.00	TM	DEF
ORCOOS	***	02/13/15	***	***	$696.00	$0.00	TM	DEF
ORCOOS	***	02/13/15	***	***	$455.00	$0.00	TM	TENT
ORCOOS	***	02/24/15	***	***	$850.00	$0.00	CG	DEF
ORCOOS	***	02/27/15	***	***	$776.00	$0.00	TM	TENT
ORCOOS	***	03/04/15	***	***	$2,784.00	$0.00	TM	PROS
ORCOOS	***	03/04/15	***	***	$26,004.00	$0.00	TM	TENT
ORCOOS	***	03/04/15	***	***	$4,033.00	$0.00	AN	DEF
ORCOOS	***	03/13/15	***	***	$828.00	$0.00	SM	DEF
ORCOOS	***	03/13/15	***	***	$1,652.00	$0.00	SM	DEF
ORCOOS	***	03/13/15	***	***	$590.00	$0.00	SM	DEF
ORCOOS	***	04/10/15	***	***	$712.00	$0.00	TM	DEF
ORCOOS	***	04/19/15	***	***	$712.00	$0.00	TT	PROS
ORCOOS	***	05/01/15	***	***	$1,980.00	$0.00	SM	DEF
ORCOOS	***	05/01/15	***	***	$0.00	$0.00	FT	DEF
ORCOOS	***	05/05/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	05/05/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	05/05/15	***	***	$445.00	$0.00	TM	DEF
ORCOOS	***	05/06/15	***	***	$6,375.00	$4,875.00	AN	DEF
ORCOOS	***	05/09/15	***	***	$890.00	$0.00	TM	DEF
ORCOOS	***	05/12/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	05/14/15	***	***	$996.00	$0.00	TT	DEF
ORCOOS	***	05/16/15	***	***	$2,249.00	$615.00	CG	TENT
ORCOOS	***	05/24/15	***	***	$1,406.00	$0.00	TT	DEF
ORCOOS	***	05/24/15	***	***	$900.00	$0.00	TT	DEF
ORCOOS	***	05/26/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/02/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/02/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/04/15	***	***	$972.00	$0.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
ORCOOS	***	06/07/15	***	***	$10,110.00	$0.00	GG	DEF
ORCOOS	***	06/09/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/13/15	***	***	$1,092.00	$0.00	TT	DEF
ORCOOS	***	06/16/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/18/15	***	***	$1,027.00	$0.00	TT	DEF
ORCOOS	***	06/18/15	***	***	$1,027.00	$0.00	TT	DEF
ORCOOS	***	06/21/15	***	***	$1,215.00	$0.00	TT	PROS
ORCOOS	***	06/21/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/21/15	***	***	$1,260.00	$0.00	TT	DEF
ORCOOS	***	06/23/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	06/23/15	***	***	$2,914.00	$0.00	SM	TENT
ORCOOS	***	06/26/15	***	***	$3,800.00	$1,000.00	SM	TENT
ORCOOS	***	06/26/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/02/15	***	***	$870.00	$0.00	TT	TENT
ORCOOS	***	07/05/15	***	***	$900.00	$0.00	TT	DEF
ORCOOS	***	07/07/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/10/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/12/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/16/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/17/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/19/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/19/15	***	***	$1,260.00	$0.00	TT	DEF
ORCOOS	***	07/21/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/24/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/25/15	***	***	$125.00	$0.00	CG	PROS
ORCOOS	***	07/28/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	07/28/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/01/15	***	***	$1,185.00	$0.00	TT	DEF
ORCOOS	***	08/02/15	***	***	$900.00	$0.00	TT	DEF
ORCOOS	***	08/06/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/07/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/09/15	***	***	$2,262.00	$0.00	TT	DEF
ORCOOS	***	08/10/15	***	***	$2,262.00	$0.00	TT	DEF
ORCOOS	***	08/10/15	***	***	$1,936.00	$0.00	SM	DEF
ORCOOS	***	08/11/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/14/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/16/15	***	***	$1,260.00	$0.00	TT	DEF
ORCOOS	***	08/18/15	***	***	$1,425.00	$0.00	TT	DEF
ORCOOS	***	08/20/15	***	***	$3,810.00	$0.00	SM	DEF
ORCOOS	***	08/21/15	***	***	$1,092.00	$0.00	TT	TENT
ORCOOS	***	08/21/15	***	***	$2,520.00	$0.00	TT	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
ORCOOS	***	08/23/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/25/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/25/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	08/30/15	***	***	$900.00	$0.00	TT	DEF
ORCOOS	***	09/02/15	***	***	$1,800.00	$700.00	TT	DEF
ORCOOS	***	09/06/15	***	***	$1,260.00	$0.00	TT	TENT
ORCOOS	***	09/08/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/08/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/11/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/11/15	***	***	$3,800.00	$1,000.00	SM	TENT
ORCOOS	***	09/12/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/13/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/15/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/18/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/20/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/20/15	***	***	$1,260.00	$0.00	TT	DEF
ORCOOS	***	09/22/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/25/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	09/27/15	***	***	$900.00	$0.00	TT	DEF
ORCOOS	***	09/29/15	***	***	$1,215.00	$0.00	TT	DEF
ORCOOS	***	10/16/15	***	***	$949.00	$0.00	TT	TENT
Property Abbrev. subtotal:			***	***	$164,141.00	$10,640.00
WAANGE ***		01/16/15	***	***	$2,289.00	$0.00	TM	TENT
WAANGE ***		01/16/15	***	***	$1,366.00	$0.00	TM	TENT
WAANGE ***		01/16/15	***	***	$1,623.00	$0.00	TM	TENT
WAANGE ***		01/16/15	***	***	$1,533.00	$0.00	TM	TENT
WAANGE ***		01/16/15	***	***	$732.00	$0.00	TM	TENT
WAANGE ***		01/16/15	***	***	$1,775.00	$0.00	TM	DEF
WAANGE ***		01/16/15	***	***	$1,090.00	$0.00	TM	DEF
WAANGE ***		01/17/15	***	***	$386.00	$0.00	TM	TENT
WAANGE ***		01/17/15	***	***	$981.00	$0.00	TM	DEF
WAANGE ***		02/06/15	***	***	$1,424.00	$0.00	TM	DEF
WAANGE ***		02/06/15	***	***	$3,248.00	$75.00	TM	DEF
WAANGE ***		02/06/15	***	***	$178.00	$0.00	TM	TENT
WAANGE ***		02/13/15	***	***	$218.00	$0.00	TM	TENT
WAANGE ***		02/14/15	***	***	$89.00	$0.00	TM	TENT
WAANGE ***		03/06/15	***	***	$178.00	$0.00	TM	TENT
WAANGE ***		03/06/15	***	***	$218.00	$0.00	TM	TENT
WAANGE ***		03/14/15	***	***	$1,900.00	$300.00	GG	DEF
WAANGE ***		03/27/15	***	***	$99.00	$0.00	TM	TENT
WAANGE ***		04/10/15	***	***	$148.00	$0.00	SM	TENT

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAANGE	***	04/11/15	***	***	$109.00	$0.00	TM	TENT
WAANGE	***	04/13/15	***	***	$5,700.00	$450.00	AN	DEF
WAANGE	***	04/16/15	***	***	$1,485.00	$0.00	INH	PROS
WAANGE	***	04/17/15	***	***	$99.00	$0.00	SM	TENT
WAANGE	***	04/20/15	***	***	$2,680.00	$50.00	TT	DEF
WAANGE	***	04/21/15	***	***	$5,700.00	$150.00	GG	PROS
WAANGE	***	04/23/15	***	***	$109.00	$0.00	TM	TENT
WAANGE	***	05/10/15	***	***	$1,904.00	$0.00	TT	PROS
WAANGE	***	05/10/15	***	***	$58,170.00	$0.00	SM	DEF
WAANGE	***	05/13/15	***	***	$2,392.00	$0.00	TT	DEF
WAANGE	***	05/15/15	***	***	$109.00	$0.00	TM	PROS
WAANGE	***	05/17/15	***	***	$5,236.00	$0.00	TM	DEF
WAANGE	***	05/20/15	***	***	$356.00	$0.00	SM	DEF
WAANGE	***	05/31/15	***	***	$4,284.00	$2,430.00	SM	DEF
WAANGE	***	06/02/15	***	***	$14,652.00	$13,030.00	AN	DEF
WAANGE	***	06/03/15	***	***	$903.00	$0.00	TT	PROS
WAANGE	***	06/04/15	***	***	$3,570.00	$0.00	TT	DEF
WAANGE	***	06/05/15	***	***	$12,808.00	$0.00	SM	DEF
WAANGE	***	06/06/15	***	***	$5,406.00	$0.00	SM	DEF
WAANGE	***	06/09/15	***	***	$872.00	$0.00	TT	DEF
WAANGE	***	06/09/15	***	***	$3,544.00	$0.00	TT	DEF
WAANGE	***	06/09/15	***	***	$2,144.00	$0.00	TT	DEF
WAANGE	***	06/11/15	***	***	$2,023.00	$0.00	TT	DEF
WAANGE	***	06/14/15	***	***	$904.00	$0.00	TT	DEF
WAANGE	***	06/15/15	***	***	$5,236.00	$0.00	TM	PROS
WAANGE	***	06/15/15	***	***	$2,144.00	$0.00	TT	DEF
WAANGE	***	06/17/15	***	***	$2,068.00	$0.00	TT	DEF
WAANGE	***	06/20/15	***	***	$1,526.00	$0.00	TT	DEF
WAANGE	***	06/22/15	***	***	$24,120.00	$0.00	TT	DEF
WAANGE	***	06/22/15	***	***	$4,470.00	$0.00	TT	PROS
WAANGE	***	06/29/15	***	***	$1,390.00	$75.00	SM	DEF
WAANGE	***	06/30/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	07/01/15	***	***	$903.00	$0.00	TT	PROS
WAANGE	***	07/04/15	***	***	$149.00	$0.00	SM	TENT
WAANGE	***	07/09/15	***	***	$20,000.00	$0.00	TM	PROS
WAANGE	***	07/11/15	***	***	$119.00	$0.00	TM	PROS
WAANGE	***	07/12/15	***	***	$13,932.00	$0.00	TT	DEF
WAANGE	***	07/17/15	***	***	$3,344.00	$0.00	TT	DEF
WAANGE	***	07/21/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	07/25/15	***	***	$169.00	$0.00	SM	TENT
WAANGE	***	07/25/15	***	***	$9,035.00	$0.00	TT	PROS

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WAANGE	***	07/26/15	***	***	$13,932.00	$2,436.00	TT	DEF
WAANGE	***	07/29/15	***	***	$8,427.00	$0.00	SM	DEF
WAANGE	***	08/01/15	***	***	$1,590.00	$1,020.00	SM	DEF
WAANGE	***	08/01/15	***	***	$1,690.00	$0.00	TT	DEF
WAANGE	***	08/03/15	***	***	$298.00	$2,720.00	SM	PROS
WAANGE	***	08/09/15	***	***	$13,932.00	$0.00	TT	DEF
WAANGE	***	08/11/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	08/13/15	***	***	$11,687.00	$0.00	TT	DEF
WAANGE	***	08/25/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	08/26/15	***	***	$2,208.00	$0.00	TT	DEF
WAANGE	***	09/06/15	***	***	$13,932.00	$3,556.00	TT	DEF
WAANGE	***	09/09/15	***	***	$2,162.00	$0.00	TT	DEF
WAANGE	***	09/09/15	***	***	$2,780.00	$0.00	TT	DEF
WAANGE	***	09/09/15	***	***	$903.00	$0.00	TT	PROS
WAANGE	***	09/10/15	***	***	$1,520.00	$0.00	SM	DEF
WAANGE	***	09/15/15	***	***	$109.00	$0.00	TT	PROS
WAANGE	***	09/15/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	09/15/15	***	***	$1,190.00	$0.00	TT	DEF
WAANGE	***	09/16/15	***	***	$2,162.00	$0.00	TT	DEF
WAANGE	***	09/19/15	***	***	$109.00	$0.00	TM	PROS
WAANGE	***	09/21/15	***	***	$952.00	$0.00	TT	DEF
WAANGE	***	09/21/15	***	***	$5,355.00	$0.00	TM	DEF
WAANGE	***	09/22/15	***	***	$109.00	$0.00	TT	PROS
WAANGE	***	09/22/15	***	***	$2,144.00	$0.00	TT	DEF
WAANGE	***	09/22/15	***	***	$10,008.00	$0.00	TT	DEF
WAANGE	***	09/23/15	***	***	$2,162.00	$0.00	TT	DEF
WAANGE	***	09/28/15	***	***	$2,144.00	$0.00	TT	DEF
WAANGE	***	10/03/15	***	***	$6,478.00	$2,230.00	AN	PROS
WAANGE	***	10/07/15	***	***	$1,974.00	$0.00	TT	DEF
WAANGE	***	10/09/15	***	***	$11,830.00	$0.00	FT	DEF
WAANGE	***	10/09/15	***	***	$43,536.00	$6,750.00	CG	DEF
WAANGE	***	10/09/15	***	***	$7,960.00	$0.00	TT	DEF
Property Abbrev. subtotal: *** *** $466,561.00 $35,272.00
WARICH	***	01/01/15	***	***	$72.00	$0.00	CG	DEF
WARICH	***	01/01/15	***	***	$140.00	$0.00	CG	DEF
WARICH	***	01/01/15	***	***	$156.00	$0.00	CG	DEF
WARICH	***	01/01/15	***	***	$148.00	$0.00	CG	DEF
WARICH	***	01/07/15	***	***	$1,428.00	$0.00	CG	DEF
WARICH	***	01/15/15	***	***	$0.00	$0.00	CG	PROS
WARICH	***	01/16/15	***	***	$2,850.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WARICH	***	01/16/15	***	***	$3,990.00	$0.00	TM	DEF
WARICH	***	01/16/15	***	***	$3,230.00	$0.00	TM	DEF
WARICH	***	01/16/15	***	***	$190.00	$0.00	TM	TENT
WARICH	***	01/17/15	***	***	$2,040.00	$5,290.00	CG	DEF
WARICH	***	01/17/15	***	***	$2,090.00	$0.00	TM	DEF
WARICH	***	01/17/15	***	***	$1,520.00	$0.00	TM	DEF
WARICH	***	01/23/15	***	***	$79.00	$0.00	CG	TENT
WARICH	***	01/23/15	***	***	$190.00	$0.00	TM	TENT
WARICH	***	01/24/15	***	***	$85.00	$0.00	CG	TENT
WARICH	***	01/26/15	***	***	$89.00	$0.00	CG	TENT
WARICH	***	01/26/15	***	***	$368.00	$0.00	GG	TENT
WARICH	***	01/27/15	***	***	$2,024.00	$0.00	NE	DEF
WARICH	***	01/30/15	***	***	$2,340.00	$0.00	TM	DEF
WARICH	***	01/30/15	***	***	$2,280.00	$0.00	TM	DEF
WARICH	***	01/30/15	***	***	$190.00	$0.00	TM	TENT
WARICH	***	02/02/15	***	***	$920.00	$1,800.00	GG	DEF
WARICH	***	02/03/15	***	***	$267.00	$0.00	CG	TENT
WARICH	***	02/04/15	***	***	$748.00	$0.00	CG	DEF
WARICH	***	02/06/15	***	***	$1,456.00	$1,457.00	SM	DEF
WARICH	***	02/12/15	***	***	$11,248.00	$0.00	CG	TENT
WARICH	***	02/13/15	***	***	$198.00	$0.00	TM	TENT
WARICH	***	02/14/15	***	***	$1,520.00	$0.00	TM	DEF
WARICH	***	02/18/15	***	***	$89.00	$0.00	CG	TENT
WARICH	***	02/20/15	***	***	$198.00	$0.00	TM	TENT
WARICH	***	02/21/15	***	***	$90.00	$0.00	CG	TENT
WARICH	***	02/26/15	***	***	$297.00	$0.00	TM	TENT
WARICH	***	02/27/15	***	***	$920.00	$0.00	TM	TENT
WARICH	***	02/27/15	***	***	$188.00	$200.00	TM	DEF
WARICH	***	02/27/15	***	***	$790.00	$0.00	TM	TENT
WARICH	***	03/01/15	***	***	$34,592.00	$0.00	GG	DEF
WARICH	***	03/06/15	***	***	$12,494.00	$0.00	TM	TENT
WARICH	***	03/06/15	***	***	$315.00	$0.00	TM	TENT
WARICH	***	03/11/15	***	***	$2,722.00	$0.00	AN	DEF
WARICH	***	03/11/15	***	***	$6,397.00	$400.00	TM	TENT
WARICH	***	03/12/15	***	***	$9,025.00	$2,200.00	SM	DEF
WARICH	***	03/12/15	***	***	$3,040.00	$0.00	TM	DEF
WARICH	***	03/13/15	***	***	$2,280.00	$0.00	TM	TENT
WARICH	***	03/13/15	***	***	$2,280.00	$0.00	TM	TENT
WARICH	***	03/13/15	***	***	$2,280.00	$0.00	TM	DEF
WARICH	***	03/13/15	***	***	$2,090.00	$0.00	TM	DEF
WARICH	***	03/18/15	***	***	$9,857.00	$4,800.00	SM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WARICH	***	03/21/15	***	***	$790.00	$0.00	TM	TENT
WARICH	***	03/25/15	***	***	$3,404.00	$2,100.00	GG	PROS
WARICH	***	03/27/15	***	***	$990.00	$0.00	TM	TENT
WARICH	***	03/27/15	***	***	$15,048.00	$0.00	TM	TENT
WARICH	***	03/27/15	***	***	$2,180.00	$0.00	TM	DEF
WARICH	***	03/27/15	***	***	$2,180.00	$0.00	TM	DEF
WARICH	***	03/27/15	***	***	$2,616.00	$0.00	TM	TENT
WARICH	***	04/05/15	***	***	$1,840.00	$0.00	GG	DEF
WARICH	***	04/06/15	***	***	$920.00	$1,300.00	GG	TENT
WARICH	***	04/09/15	***	***	$9,660.00	$0.00	TM	DEF
WARICH	***	04/09/15	***	***	$720.00	$0.00	TM	TENT
WARICH	***	04/09/15	***	***	$2,860.00	$0.00	TM	DEF
WARICH	***	04/09/15	***	***	$2,600.00	$0.00	TM	DEF
WARICH	***	04/09/15	***	***	$3,780.00	$0.00	TM	TENT
WARICH	***	04/09/15	***	***	$3,640.00	$0.00	TM	DEF
WARICH	***	04/10/15	***	***	$2,880.00	$0.00	TM	DEF
WARICH	***	04/10/15	***	***	$2,340.00	$0.00	TM	DEF
WARICH	***	04/10/15	***	***	$2,600.00	$0.00	TM	DEF
WARICH	***	04/14/15	***	***	$3,104.00	$0.00	AN	PROS
WARICH	***	04/16/15	***	***	$1,980.00	$2,500.00	SM	PROS
WARICH	***	04/16/15	***	***	$9,752.00	$0.00	GG	PROS
WARICH	***	04/16/15	***	***	$7,728.00	$0.00	SM	DEF
WARICH	***	04/17/15	***	***	$3,096.00	$0.00	TM	TENT
WARICH	***	04/17/15	***	***	$828.00	$0.00	TM	TENT
WARICH	***	04/17/15	***	***	$218.00	$0.00	TM	TENT
WARICH	***	04/17/15	***	***	$594.00	$0.00	TM	TENT
WARICH	***	04/24/15	***	***	$204.00	$0.00	TM	TENT
WARICH	***	04/24/15	***	***	$6,336.00	$7,250.00	SM	DEF
WARICH	***	04/24/15	***	***	$16,320.00	$0.00	TM	TENT
WARICH	***	04/25/15	***	***	$790.00	$0.00	TM	TENT
WARICH	***	04/28/15	***	***	$14,500.00	$0.00	TM	TENT
WARICH	***	05/01/15	***	***	$198.00	$0.00	TM	TENT
WARICH	***	05/04/15	***	***	$345.00	$0.00	TT	PROS
WARICH	***	05/08/15	***	***	$198.00	$0.00	TM	TENT
WARICH	***	05/08/15	***	***	$2,136.00	$0.00	TM	TENT
WARICH	***	05/12/15	***	***	$5,060.00	$4,842.00	CG	DEF
WARICH	***	05/13/15	***	***	$4,950.00	$0.00	SM	DEF
WARICH	***	05/14/15	***	***	$6,606.00	$0.00	AN	DEF
WARICH	***	05/16/15	***	***	$92.00	$0.00	GG	PROS
WARICH	***	05/21/15	***	***	$11,400.00	$0.00	TM	PROS
WARICH	***	05/26/15	***	***	$3,300.00	$0.00	TM	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WARICH	***	05/28/15	***	***	$9,750.00	$1,100.00	TM	TENT
WARICH	***	05/28/15	***	***	$10,140.00	$0.00	TM	TENT
WARICH	***	05/28/15	***	***	$6,240.00	$0.00	TM	DEF
WARICH	***	05/28/15	***	***	$2,080.00	$0.00	TM	DEF
WARICH	***	05/28/15	***	***	$660.00	$0.00	TM	DEF
WARICH	***	05/28/15	***	***	$2,052.00	$0.00	TM	TENT
WARICH	***	06/05/15	***	***	$10,900.00	$0.00	TM	TENT
WARICH	***	06/05/15	***	***	$3,132.00	$675.00	AN	DEF
WARICH	***	06/08/15	***	***	$920.00	$1,800.00	GG	DEF
WARICH	***	06/12/15	***	***	$210.00	$0.00	SM	TENT
WARICH	***	06/13/15	***	***	$99.00	$0.00	SM	TENT
WARICH	***	06/18/15	***	***	$22,908.00	$0.00	GG	DEF
WARICH	***	06/18/15	***	***	$24,850.00	$0.00	TM	DEF
WARICH	***	06/19/15	***	***	$3,692.00	$0.00	TM	PROS
WARICH	***	06/19/15	***	***	$7,952.00	$0.00	TM	DEF
WARICH	***	06/19/15	***	***	$3,692.00	$0.00	TM	DEF
WARICH	***	06/19/15	***	***	$3,408.00	$0.00	TM	DEF
WARICH	***	06/20/15	***	***	$2,295.00	$0.00	SM	DEF
WARICH	***	06/21/15	***	***	$24,140.00	$0.00	TM	TENT
WARICH	***	06/25/15	***	***	$4,460.00	$0.00	TM	DEF
WARICH	***	06/25/15	***	***	$3,570.00	$0.00	SM	DEF
WARICH	***	06/25/15	***	***	$1,080.00	$0.00	TM	TENT
WARICH	***	06/25/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	06/25/15	***	***	$2,860.00	$0.00	TM	DEF
WARICH	***	06/25/15	***	***	$11,640.00	$0.00	TM	DEF
WARICH	***	06/25/15	***	***	$3,640.00	$0.00	TM	DEF
WARICH	***	06/26/15	***	***	$2,600.00	$0.00	TM	DEF
WARICH	***	06/26/15	***	***	$2,640.00	$0.00	TM	DEF
WARICH	***	06/26/15	***	***	$2,160.00	$0.00	SM	DEF
WARICH	***	06/26/15	***	***	$280.00	$0.00	SM	PROS
WARICH	***	06/26/15	***	***	$2,860.00	$0.00	TM	DEF
WARICH	***	07/02/15	***	***	$3,600.00	$0.00	TM	PROS
WARICH	***	07/08/15	***	***	$6,636.00	$0.00	SM	DEF
WARICH	***	07/09/15	***	***	$17,214.00	$0.00	TM	PROS
WARICH	***	07/11/15	***	***	$115.00	$0.00	SM	TENT
WARICH	***	07/15/15	***	***	$26,781.00	$0.00	SM	DEF
WARICH	***	07/16/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	07/16/15	***	***	$6,540.00	$0.00	TM	TENT
WARICH	***	07/19/15	***	***	$4,560.00	$1,300.00	CG	DEF
WARICH	***	07/19/15	***	***	$9,975.00	$0.00	TM	DEF
WARICH	***	07/30/15	***	***	$1,404.00	$900.00	TT	DEF

Property Arrival Blocked Guestroom Abbrev. Booking Post As Date Account Name Rooms Revenue						Total Function Revenue	Mkt Seg	Status Abbrv
(Blocked)
WARICH	***	08/05/15	***	***	$26,781.00	$0.00	SM	DEF
WARICH	***	08/07/15	***	***	$238.00	$0.00	SM	TENT
WARICH	***	08/13/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	08/13/15	***	***	$6,155.00	$3,000.00	SM	DEF
WARICH	***	08/14/15	***	***	$218.00	$0.00	TM	TENT
WARICH	***	08/21/15	***	***	$93.00	$0.00	SM	TENT
WARICH	***	08/23/15	***	***	$9,702.00	$3,800.00	SM	DEF
WARICH	***	08/27/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	09/03/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	09/05/15	***	***	$10,399.00	$3,750.00	AN	PROS
WARICH	***	09/07/15	***	***	$14,260.00	$4,300.00	SM	PROS
WARICH	***	09/09/15	***	***	$2,860.00	$822.00	AN	PROS
WARICH	***	09/10/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	09/11/15	***	***	$4,460.00	$10,500.00	SM	DEF
WARICH	***	09/11/15	***	***	$3,600.00	$700.00	SM	PROS
WARICH	***	09/12/15	***	***	$90.00	$700.00	SM	PROS
WARICH	***	09/13/15	***	***	$25,047.00	$0.00	CG	DEF
WARICH	***	09/13/15	***	***	$28,560.00	$5,200.00	SM	DEF
WARICH	***	09/15/15	***	***	$9,401.00	$0.00	CG	DEF
WARICH	***	09/16/15	***	***	$5,980.00	$4,500.00	SM	PROS
WARICH	***	09/17/15	***	***	$1,404.00	$900.00	TT	DEF
WARICH	***	09/19/15	***	***	$90.00	$700.00	SM	PROS
WARICH	***	10/03/15	***	***	$99.00	$0.00	SM	TENT
WARICH	***	10/07/15	***	***	$184.00	$0.00	AN	PROS
WARICH	***	10/15/15	***	***	$6,075.00	$0.00	TM	TENT
WARICH	***	10/21/15	***	***	$920.00	$0.00	GG	PROS
WARICH	***	10/30/15	***	***	$14,914.00	$2,500.00	TM	DEF
WARICH	***	11/05/15	***	***	$1,710.00	$0.00	TM	DEF
WARICH	***	11/05/15	***	***	$2,542.00	$0.00	TM	DEF
WARICH	***	11/05/15	***	***	$1,736.00	$0.00	TM	DEF
WARICH	***	11/05/15	***	***	$8,556.00	$0.00	TM	TENT
WARICH	***	11/06/15	***	***	$1,290.00	$0.00	TM	TENT
WARICH	***	11/06/15	***	***	$744.00	$0.00	TM	DEF
WARICH	***	11/06/15	***	***	$372.00	$0.00	TM	DEF
WARICH	***	11/06/15	***	***	$1,116.00	$0.00	TM	DEF
WARICH	***	11/06/15	***	***	$496.00	$0.00	TM	DEF
WARICH	***	11/06/15	***	***	$744.00	$0.00	TM	DEF
WARICH	***	11/12/15	***	***	$330.00	$0.00	TM	TENT
Property Abbrev. subtotal:    ***    ***    $745,907.00    $86,686.00

Property
Abbrev.    Booking Post As

Arrival
Date    Account Name

Blocked Rooms

Guestroom Revenue (Blocked)

Total Function Revenue

Mkt Seg

Status Abbrv

Grand Total    ***    $2,411,459.00    $406,129.00

Schedule 5.01(j) Pending Litigation

Guest Litigation Claims

Port Angeles
3-6-2011 (DOL) (Estate of ) – wrongful death – was killed in an auto accident. Allegation is that the individual that was driving the vehicle that hit victim was drinking in RLH hot tub, RLH should have known thereby not allowing her to drive – Investigative Stage

4-24-2014 (DOL) – alleges raccoon bite, RLH failed to warn guest against aggressive wild animals – Investigative Stage

Salt Lake City
12-31-2009 (DOL) – alleges injury by uninvited individual into guest room – Investigative Stage

Spokane
6-4-2013 (DOL) – alleges slip and fall – Investigative Stage Workers Compensation Claims – Attorney Represented
Eureka
5-15-2013 – elbow injury - 4-1-2014 – back strain

Redding
5-11-2013 – – neck strain and sprain

Pasco
3-19-2012 – – occupational disease 7-7-2013 – – shoulder strain
4-17-2014 – – shoulder strain

Salt Lake
8-28-2012 – – back injury

Environmental Concerns
See Environmental Reports for possible government investigations in to environmental issues.

Employee – EEOC/DFEH/Wage Claims Port Angeles – EEOC Claim, WA State Spokane – EEOC Claim, WA State

Schedule 5.01(k) Employment Contracts
None, except for the following union contracts:

1.	821 - 1-2013 thru 12-2015 RLH Olympia Teamsters Agreement

2.	821 - 4-2012 Olympia Unite HERE Local 8 Agreement

3.	821 - Teamsters Maint 2014 to 2016 Contract

Schedule 5.01(m) Environmental Reports

1.	Bend - Phase I Environmental Site Assessment – October 1, 2014

2.	Boise - Phase I Environmental Site Assessment – October 3, 2014

3.	Coos Bay - Phase I Environmental Site Assessment – October 6, 2014

4.	Eureka - Phase I Environmental Site Assessment – October 3, 2014

5.	Olympia - Phase I Environmental Site Assessment – October 3, 2013

6.	Pasco - Phase I Environmental Site Assessment – October 3, 2014

7.	Port Angeles – Phase I Environmental Site Assessment – October 6, 2014

8.	Post Falls - Phase I Environmental Site Assessment – October 3, 2014

9.	Redding - Phase I Environmental Site Assessment – October 3, 2014

10.	Richland - Phase I Environmental Site Assessment – October 3, 2014

11.	Salt Lake - Phase I Environmental Site Assessment – October 3, 2014

12.	Spokane - Phase I Environmental Site Assessment – October 3, 2014

13.	Eureka Red Lion Phase I Environmental Site Assessment Report – May 21, 2013

14.	Pasco Red Lion Phase I Environmental Site Assessment Report – May 21, 2013

15.	Pasco Red Lion Phase II Environmental Site Assessment Report – July 11, 2013

16.	Pasco Focused Phase II Environmental Site Assessment – September 3, 2013

17.	Port Angeles Red Lion Phase I Environmental Site Assessment – May 17, 2013

18.	Port Angeles Phase Red Lion II Environmental Site Assessment – July 9, 2013

19.	Port Angeles Focused Phase II – September 3, 2013

20.	Richland Red Lion Phase I – May 22, 2013

21.	Richland Red Lion Phase II – July 3, 2013

22.	Salt Lake City Red Lion Phase I – April 25, 2013

23.	Redding Water Sample Lead Report – July 2013

24.	Olympia Red Lion Environmental Site Assessment Environmental Site Assessment Report – June 20, 2011

25.	Red Lion at the Park Phase I Environmental Site Assessment – June 13, 2011

26.	Red Lion Coos Bay Final – July 26, 2011

27.	Red Lion Coos Bay Phase I Environmental Site Assessment Supplemental Letter

28.	Red Lion Coos Bay Focused Phase II Environmental Site Assessment – December 22, 2011

29.	Red Lion Hotel Bend Final – July 28, 2011

30.	Red Lion Hotel Bend Focused Phase II Environmental Site Assessment – December 22, 2011

31.	Red Lion Boise Downtowner Final – August 1, 2011

32.	Red Lion Boise Focused Phase II Environmental Site Assessment – December 22, 2011

Schedule 5.01(o) Work in Progress

1.	Salt Lake City- Patio door replacements. Will be completed March 2015. Total estimated project cost is $20,000.

2.	Olympia – Conference room staging. Will be completed in February 2015. Total estimated project cost is $22,027.

Schedule 8.02 Proration Credits
Room Revenue – based on Closing Date.
Guest Ledgers – based on date of Closing Date. Advance Deposits – 100% to Company.
Property Taxes – see Closing Statement and based on Closing Date and based on when paid in each jurisdiction.
Utility Deposits – Prepaid, 100% to Contributor. License Fees – Prepaid, 100% to Contributor.
Cash – based on Closing Date; 100% credit to Contributor. Insurance – Prepaid; 100% to Contributor.
Bulk TV Deposits – Prepaid, 100% to Contributor. Liquor Deposits – Prepaid, 100% to Contributor.
Storage Deposits – Prepaid, 100% to Contributor. Lease Expenses – Prepaid, 100% to Contributor.
Lease Revenues – based on Closing Date; 100% to Company. Moorage Revenues – based on Closing Date; 100% to Company Tenant Security Deposits – based on Closing Date; 100% to Company.

Schedule 8.05(a) Closing Statement

Schedule 8.05(a)
		Room Revenue	Guest Ledgers		Advance Deposits	Property Taxes	Utility Deposits	License Fees	Cash	Insurance	Bulk TV Deposits	Liquor Deposits	Lease Expenses	Lease Revenues	Moorage Revenues	Tenant Security Deposits
804	Hotal at Park	(5,451)	73,114	67,663	(25,079)	(33,872)		9,977	11,800	77,148	4,359	-		(80)
814	Templins	(924)	6,634	5,709	(7,820)	(5,125)		8,859	8,950	52,066	2,085	4,000			(10,288)
816	Salt Lake City	(9,063)	44,921	35,858	(7,281)	(6,947)	57,936	14,107	10,000	59,530	4,603	-		(373)
821	Olympia	(7,925)	55,112	47,187	(24,613)	(8,454)		10,063	10,350	23,047	2,404	-
831	Eureka	(2,844)	17,538	14,694	(11,330)	(2,441)	11,237	2,101	8,500	21,240	2,215	250
837	Pasco	(6,978)	87,917	80,940	(17,298)	(21,564)		17,723	20,000	35,339	3,291	15,100		(3,547)		(1,500)
839	Port Angeles	(3,011)	67,288	64,277	(2,301)	(11,186)		6,348	9,275	38,120	2,339	11,000
840	Redding	(2,844)	17,538	14,694	(11,330)	(2,536)	20,936	13,485	11,000	23,767	2,398	-	1,022
841	Richland	(3,575)	14,561	10,986	(10,706)	(11,594)		7,197	10,000	21,842	2,006	8,500	959
847	Bend	(1,723)	5,312	3,590	(3,120)	20,813	4,437	4,195	1,700	10,136	1,258	-		(4,181)
848	Boise	(4,353)	44,788	40,435	(11,692)	(2,908)	17,645	10,598	10,000	28,918	2,286	3,500	2,989	(785)
849	Coos Bay	(2,533)	9,042	6,508	(1,537)	23,314		1,045	5,900	18,779	-	3,315
		(51,224)	443,764	392,541	(134,107)	(62,500)	112,191	105,696	117,475	409,932	29,241	45,665	4,970	(8,966)	(10,288)	(1,500)

Schedule 9.02 (e) Proforma Title Policies

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1 Policy Number: 691864-O

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(e)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(f)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro forma No. 1
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691864-WA1    Policy No.: 691864-O
Address Reference: 1415 NE 3rd, Bend, OR 97701
Amount of Insurance: $2,739,544.00    Premium: $TBD Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Bend, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Bend, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the City of Bend, County of Deschutes, State of Oregon, described as follows:

LOTS 1 THROUGH 12 IN BLOCK 3 OF WIESTORIA, CITY OF BEND, DESCHUTES COUNTY, OREGON. TOGETHER WITH THAT PORTION OF A VACATED ALLEY WHICH INURED THERETO UPON THE VACATION THEREOF, BY ORDINANCE NO-850, RECORDED JULY 8, 1971 IN BOOK 176, PAGE 956 OF DESCHUTES COUNTY DEED RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SAID LOTS 6 AND 7 IN BLOCK 3, CONVEYED TO THE CITY OF BEND BY WARRANTY DEED RECORDED MARCH 09, 2000 IN INSTRUMENT NO. 2000-9063 AND INSTRUMENT NO. 2000-9064.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691864-WA1    Policy No.: 691864-O

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	Taxes for the fiscal year 2014-2015 a lien due, but not yet payable

3.	This item has been intentionally deleted.

4.	Easements for utilities over and across the premises formerly included within the boundaries of Alley now vacated, if any such exists.

5.	Red Lion Roof Overhang License, including terms and provisions thereof. Recorded: March 09, 2000 as Volume 2000, Page 9063

6.	This item has been intentionally deleted.

7.	This item has been intentionally deleted.

8.	Unrecorded leasehold interests for tenants with right as tenants only.

9.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 09, 2014, last revised November 11, 2014, designated Job Number 14-1880E:

(A)Sidewalks cross the boundary lines onto the northern, eastern, and western sides of the subject property; (B) Power transformer on the northern portion of the subject property lacks any easement; (C) Southeastern side of the southernmost building crosses the 10-foot building setback line by 0.1 foot.

10.	A deed of trust to secure an indebtedness in the original principal amount of
$2,700,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Bend, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

COMMERCIAL ENVIRONMENTAL PROTECTION LIEN ENDORSEMENT

Issued by

First American Title Insurance Company

Attached to Policy No.: 691864-O File No.: NCS-691864-WA1
Date    : pro forma Premium : 471.00

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691864-O File No.: NCS-691864-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-OR209.2-06 (4-1- 12)	Page 9 of 17	OTIRO 209.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy Oregon - (ALTA 9.2-06) (Rev. 4-2-12)

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691864-O File No.: NCS-691864-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-OR209.2-06 (4-1- 12)	Page 11 of 17	OTIRO 209.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy Oregon - (ALTA 9.2-06) (Rev. 4-2-12)

ACCESS AND ENTRY ENDORSEMENT

Issued by

First American Title Insurance Company

Attached to Policy No.: 691864-O File No.: NCS-691864-WA1
Date    : pro forma Premium : 125.00

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from NE Olney Avenue and NE 3rd Stret (the "Street"), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

SAME AS SURVEY ENDORSEMENT

Issued by

First American Title Insurance Company

Attached to Policy No.: 691864-O File No.: NCS-691864-WA1
Date    : pro forma Premium : 100.00
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 9, 2014, last revised on November 11, 2014, and designated Job No. 14-1880E.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CONTIGUITY - SINGLE PARCEL ENDORSEMENT

Issued by

First American Title Insurance Company

Attached to Policy No.: 691864-O File No.: NCS-691864-WA1
Date    : pro forma Premium : 150.00

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

MULTIPLE TAX PARCELS ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691864-O File No.: NCS-691864-WA1

Date    :

Premium : 75.00

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel:    Tax Identification Numbers: Portion of Lots 7 through 10    105196

Lots 1-6, 11, 12 and remainder
of Lots 7 through 10

105197

2.	the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

ENDORSEMENT ATTACHED TO POLICY NO. 691864-O
ISSUED BY
BLANK TITLE INSURANCE COMPANY

Date :
Premium : 50.00

The Company agrees that it will not assert the provisions of Condition 15(c) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of

(1)	any amendment or endorsement to this policy being issued electronically or

(2)	any amendment or endorsement to this policy not being authenticated by an authorized person.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Order Reference: NCS-691864-WA1

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1
Policy Number: 691865

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro forma No. 2
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691865-WA1    Policy No.: 691865
Address Reference: 1800 Fairview Ave,, Boise, ID 97420 Amount of Insurance: $2,437,357.00
Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Boise, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is:

Fee Simple as to Parcel A and a Leasehold Estate as to Parcel B as evidenced by that certain Memorandum of Lease, recorded May 13, 1981, as Instrument No. 8120564, Amended by Instrument recorded May 23, 1995, as Instrument No. 95034729, Assigned by instrument recorded August 2, 1995, as Instrument No. 95053144, Assigned by instrument recorded February 23, 2011, as Instrument No. 111016398, Assigned by instrument recorded November 3,
2011, as Instrument No. 111089852, and Amended by instrument recorded December 16, 2011, as Instrument No. 111102774

3.	Title is vested in:

RL Boise, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the County of Ada, State of Idaho, described as follows: Parcel A:
Parcel I:

All of Lots 1 and 2 in Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof, filed in Book 2 of Plats at Page 73, Records of Ada County, Idaho, and all of Block 40-A Citizens Right-Of-Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, and a portion of Lots 1 and 2 in Block 10 and all of Lots 11, 12, 13 and 14 in Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and the vacated streets and alley included within the boundaries thereof, more particularly described as follows:

Beginning at the intersection of the Easterly boundary of 22nd Street and Northerly boundary of Fairview Avenue, being the Southwest corner of Block 41 of Fairview Addition, said point being The True Point Of Beginning; thence
North 0°00'00" East 350.16 feet along the Easterly boundary of said 22nd street to a point on the Southerly boundary of Main Street; thence
North 89°59'20" East 157.99(8) feet along the said Southerly boundary of Main Street to a point;

thence
South 89°50'40" East 157.98(151.50) feet along the said Southerly boundary of Main Street to a point; thence
South 54°50'40" East 57.50 feet along the said Southerly boundary of Main Street to a point; thence South 1°57'20" West 192.00 feet to a point, said point being the Southeast corner of said Lot 14 in Block 9 of said McCarty's Second Addition; thence
North 88°02'40" West 230.08 feet to a point; thence South 2°53'20" West 136.32 feet to a point on the Northerly boundary of said Fairview Avenue; thence
North 88°13'50" West 113.20 feet along the said Northerly boundary of said Fairview Avenue to the Point Of Beginning.

Parcel II:

Lots 9 and 10 in Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Official Records.

Except Therefrom that portion of said Lot 10, more particularly described as follows:

Commencing at the Northwest corner of said Lot 10, said point being the True Point Of Beginning; thence

South 88°02'40" East 20.00 feet along the Northerly boundary of said Lot 10 to a point; thence South 46°57'20" West 28.28 feet to a point on the Westerly boundary of said Lot 10; thence North 1°57'20" East 20.00 feet along the said Westerly boundary of said Lot 10 to the Point Of Beginning.

Also Except a parcel of land for public right-of-way being a portion of Lots 9 and 10 of Block 9 of McCarty's Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, and more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00'00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen's Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13'50" East 190.58 feet along the Southerly boundary of the said Block 41 of Fairview Addition, Block 40-A of Citizens Right-of-Way, the adjacent alley to the said Lot 10 of Block 9, McCarty's Second Addition, all of Lot 10 and a portion of Lot 9 of Block 9 of McCarty's Second Addition, which is also the Northerly right-of-way line of Fairview Avenue, to a point, also said point being the Real Point Of Beginning; thence continuing
South 88°13'50" East 30.0 feet along the said Southerly boundaries of Lots 10 and 9 of Block 9 of McCarty's Second Addition to a point; thence
North 1°57'20" East 99.95 feet along a line 25.00 feet Westerly of and parallel with the Easterly boundary of the said Lot 9 of Block 9 of McCarty's Second Addition to a iron pin; thence
North 46°57'20" East 28.28 feet to an iron pin on the Northerly boundary line of the said Lot 9 of Block 9 of McCarty's Second Addition; thence
North 88°02'40" West 50.00 feet along the said Northerly boundary of Lot 9 and the Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to a iron pin; thence South 1°57'20" West 120.05 feet along line 5.00 feet Westerly of and parallel with Easterly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to The Real Point Of Beginning.

Parcel III:

The East 150 feet of Lot 1 in Block 38 and all of Block 39 of Fairview Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 73 and the East 150 feet of Block 38-A of Citizen's Right-Of-Way, according to the plat thereof, filed in Book 7 of Plats at Page 341, Records of Ada County, Idaho.

Parcel IV:

Lots 15 and 16 of Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho and that portion of 18th Street, now vacated, described as follows:

Beginning at the Northeast corner of said Lot 16; thence West 100 feet; thence North 69.88 feet; thence
Southeast 119.28 feet; thence
South 4.86 feet to The Point Of Beginning. Parcel V:
A parcel of land being all of the alley lying Westerly of and adjacent with the Westerly boundary of Lot 10 of Block 9 and a portion of the 16.00 foot alley lying Northerly of and adjacent with said Lot 10 of Block 9 of McCarty's Second Addition, a subdivision according to the plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of Fairview Addition, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0°00'00" West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of Fairview Addition, Block 40-A Citizen's Right-Of-Way, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said Fairview Addition, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of Fairview Addition; thence
South 88°13'50" East 145.58 feet along the Southerly boundaries of said Block 41 of Fairview Addition and Block 40-A of Citizens Right-Of-Way and adjacent alley to said Lot 10 of Block 9 of McCarty's Second Addition which is also the Northerly right-of-way line of Fairview Avenue, to a point marking the Southwest corner of the said Lot 10 of Block 9 of McCarty's Second Addition, also said point being the Real Point Of Beginning; thence
North 1°57'20" East 100.20 feet along the Westerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to an iron pin; thence
North 46°57'20" East 26.28 feet to an iron pin on the Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition; thence
South 88°02'40" East 25.00 feet along the said Northerly boundary of the said Lot 10 of Block 9 of McCarty's Second Addition to an iron pin; thence
North 1°57'20" East 16.0 feet along a line Westerly of and parallel with the Westerly boundary extended of the said Lot 9 in Block 9 of McCarty's Second Addition to an iron pin on the Northerly boundary of the said 16-foot alley; thence
North 88°02'40" West 75.16 feet along the said Northerly boundary of the said 16-foot alley to an iron pin on the Westerly boundary of the said McCarty's Second Addition; thence
South 2°53'20" West 136.32 feet along the said Westerly boundary of McCarty's Second Addition, which is also the Westerly boundary of the said adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition, to a point marking the Southwest corner of the said adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition; thence
South 88°13'50" East 32.38 feet along the said Southerly boundary of the adjacent alley to Lot 10 of Block 9 of McCarty's Second Addition to the Real Point Of Beginning.

Parcel VI:

Lots 7 and 8 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

Parcel B:

Lots 3, 4, 5, 6 and 17 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho, and Lot 18 and in Block 9, Except the hereinafter described:

A parcel of land being on the Westerly side of the center line of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey, as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho, and being a portion of Lot 18 in Block 9 of McCarty's Second Addition, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the Northeast corner of Lot 18 in Block 9 of said McCarty's Second Addition; thence Southerly along the Easterly boundary line of said Lot 18 a distance of 12.2 feet to a point that bears North 87°54'04" West, 58.74 feet from Station 80456.72 of Boise, One Way Couplet Project No. U-3021 (21) Highway Survey; thence
Northwesterly along a 140.50 foot radius curve left 35.94 feet to a point that bears South 35°10'41" West 42.38 feet from Station 79462.58 of said Highway Survey; thence
Northerly 3.0 feet, more or less, to a point in the Northeasterly line of said Lot 18 that bears South 35°10'41" West 40.00 feet from Station 79460.90 of said Highway Survey; thence Southeasterly along the Northeasterly line of said Lot 18 to the Place Of Beginning.

And

All of Lot 19, Block 9 of McCarty's Second Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85, Records of Ada County, Idaho.

Excepting Therefrom a parcel of land being on both sides of the centerline of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho and being a portion of Lot 19 in Block 9 of McCarty's Second Subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the East corner of Lot 19 in Block 9 of said McCarty's Second Addition; thence Westerly along the South boundary line of said Lot 19, a distance of 95.44 feet to the Southwest corner thereof; thence
North 62°17'36" East 23.12 feet to a point that bears North 87°54'04" West 38.67 feet from Station 80194.74 of Boise, One-Way Couplet, Project No. U-3021 (21) Highway Survey; thence Northwesterly along a 140.50 foot radius curve left 55.10 feet to a point in the Westerly line of said Lot 19 that bears North 87°54'04" West, 58.74 feet from Station 80+56.73 of said Highway Survey; thence
Northerly along said Westerly line 12.7 feet, to the Northwesterly corner of said Lot 19; thence Southeasterly along the Northeasterly boundary line of said Lot 19 to the Real Point Of Beginning.

Parcels A and B are also described as follows pursuant to Survey dated May 13, 1994, and revised July 17, 1995, by Toothman-Orton Engineering Company as File No. 1-94025-SHTI-1:

Parcel 1:

The East 150 feet of Lot 1 in Block 38, and all of Block 39 of Fairview Addition according to the plat thereof, filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73, and the East 150.00 feet of Block 38-A of Citizen's Right Of Way, according to the plat thereof, filed in Book 7 of Plats at 341, being more particularly described as follows:

Beginning at a 5/8 inch iron pin at the Northeasterly corner of said Block 39 being the point of intersection of the Southerly sideline of West Main Street and the Westerly sideline of North 22nd Street; thence

1.) S.00°00'00"E., 165.60 feet along the Westerly sideline of said 22nd Street to a 5/8 inch iron pin; thence

2.) N.89°00'42"W., 150.02 feet along the Southerly line of said Lot 1 Block 38 to a 5/8 inch iron pin; thence

3.) N.00°00'00"W., 162.98 feet along a line parallel with and 150.00 feet West of the Westerly sideline of 22nd Street to a 5/8 inch iron pin; thence

4.) N.89°59'20"E., 150.00 feet along the Southerly sideline of said West Main Street to the Point Of Beginning.

Parcel 2:

All of Lots 1 and 2 of Block 40 and all of Block 41 of Fairview Addition, according to the plat thereof in the office of the Ada County Recorder in Book 2 of Plats at Page 73; all of Block 40-A of Citizen's Right Of Way, according to the official plat thereof, filed in Book 7 of Plats at Page 341; portions of Lots 1 and 2 of Block 10 and a portion of Lot 10 and all of Lots 11, 12, 13, 14, 15 and 16 of Block 9 of McCarty's 2nd Addition, according to the plat thereof, filed in Book 2 of Plats at Page 85; and certain vacated portions of streets and alleys shown on said plat and included within the following more particularly described

Parcel 2: Beginning at the point of intersection of the Easterly sideline of North 22nd with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of said Block 41 of the Fairview Addition; thence,

1.) N.00°00'00"W., 350.18 feet along the Easterly sideline of said North 22nd Street, being along the Westerly lines of said Block 41, Block 40-A of said Citizen's Right Of Way and Block 40 of said Fairview Addition to the point of intersection of said Easterly sideline of North 22nd Street with the Southerly sideline of West Main Street; thence,

2.) N.89°59'20"E., 157.98 feet along the Southerly sideline of West Main Street being along the Northerly line of Lots 1 and 2 of Block 40 of Fairview Addition and along the Northerly terminus of a vacated portion of 18th Street to a point in the Westerly line of Lot 2 Block 10 of McCarty's 2nd Addition; thence

3.) S.89°50'40"E., 151.50 feet along said sideline of West Main Street to a point in the Northeasterly line of Lot 1 of said Block 10; thence

4.) S.54°50'40"E., 185.34 feet along said sideline, being along the Northeasterly line of said Lot 1, and along the Easterly terminus of vacated 18th Street to a point in the Northerly line of Lot 17 of Block 9 of said McCarty's 2nd Addition; thence,

5.) N.88°02'40"W., 6.97 feet along the Northerly line of said Lot 17 to the Northwesterly corner thereof; thence,

6.) S.01°57'20"W., 122.00 feet along the Westerly line of said Lot 17 to the Southwesterly corner of said Lot 17 Block 9; thence,

7.) N.88°02'40"W., 255.00 feet along the Southerly lines of Lots 16, 15, 14, 13, 12 and 11 to a point; thence,

8.) S.01°57'20"W., 136.05 feet along the Easterly terminus of the vacated portion of a 16 foot wide alley and along a line parallel with and 5.00 feet Westerly of the Easterly line of Lot 10 Block 9 to a point in the Southerly line of said Lot 10, being the Northerly sideline of West Fairview Avenue; thence

9.) N.88°13'50"W., 190.48 feet along the Southerly lines of said Lot 10 Block 9, the vacated portion of 19th Street, Lot 40-A of Citizen's Right Of Way and Block 41 of the Fairview Addition,

being along the Northerly sideline of West Fairview Avenue, to the Point Of Beginning. Parcel 3:
All of Lots 7 and 8 and a portion of Lot 9, of Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence

A.) S.88°13'50"E., 220.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street and Lots 10 and 9 of Block 9 of said McCarty's 2nd Addition to a point 25 feet Easterly of the Westerly line of said Lot 9, being the Point Of Beginning; thence

1.) N.01°57'20"E., 99.95 feet along a line parallel with and 25.00 feet Easterly of the Westerly line of said Lot 9; thence,

2.) N.46°57'20"E., 28.28 feet to a point in the Northerly line of said Lot 9; thence,

3.) S.88°02'40"E., 105.00 feet along the Northerly lines of Lots 9, 8 and 7 to the Northeasterly corner of said Lot 7; thence

4.) S.01°57'20"W., 119.55 feet along the Easterly line of said Lot 7 to a point in the Northerly sideline of West Fairview Avenue; thence

5.) N.88°13'50"W., 125.00 feet along said sideline to the Point Of Beginning. Parcel 4:
All of Lot 17 and portions of Lots 18 and 19, Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73; thence,

A.) S.88°13'50"E., 190.48 feet along the Southerly lines of said Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street, and Lot 10, Block 9 of said McCarty's 2nd Addition to a point 5.00 feet West of the Easterly line of said Lot 10; thence,

B.) N.01°57'20"E., 136.05 feet along a line parallel with any 5.00 feet Westerly of the Easterly line of said Lot 10 to a point in the Southerly line of Lt 11 Block 9; thence,

C.) S.88°02'40"E., 255.00 feet along the Southerly lines of Lots 11, 12, 13, 14, 15 and 16 to the Southwesterly corner of said Lot 17 and the Point Of Beginning; thence,

1.) N.01°57'20"E., 122.00 feet along the Westerly line of said Lot 17 to the Northwesterly corner of same; thence,

2.) S.88°02'40"E., 6.97 feet along the Northerly line of said Lot 17 to the point of intersection of same with the Southerly sideline of West Main Street; thence,

3.) S.54°50'40"E., 81.62 feet along said sideline of West Main Street to a point in the Westerly sideline of West Grove Street, also known as the Boise One Way Couplet, according to the plans of Project No. U-3021 (21) on file with the Idaho Department of Transportation, District 3; thence,

4.) S.01°01'48"W., 2.88 feet (formerly 3.0 feet more or less) along said Westerly sideline of West Grove Street to a point on a non-tangent curve; thence

5.) Southeasterly along said sideline along a curve to the right having a radius of 140.50 feet, an arc length of 79.12 feet, a central angle of 32°16'38" a chord bearing S.32°44'09"E., and a chord distance of 78.07 feet, crossing through Lots 18 and 19 of said Block 9 to an angle point in said sideline; thence,

6.) S.64°33'28"W., 22.25 feet (formerly S.62°17'36"W., 23.12) along said sideline to the Southeasterly corner of said Lot 18 Block 9; thence,

7.) N.88°02'40"W., 100.00 feet along the Southerly lines of Lots 18 and 17 of Block 9 to the Point Of Beginning.

Parcel 5:

All of Lots 3, 4, 5 and 6 of Block 9, McCarty's 2nd Addition, according to the plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

Commencing at the point of intersection of the Easterly sideline of North 22nd Street with the Northerly sideline of Fairview Avenue, said point being the Southwesterly corner of Block 41 of the Fairview Addition according to the official plat thereof filed in Book 2 of Plats at Page 73; thence,

A.) S.88°13'50"E., 345.48 feet along the Southerly lines of Block 41 Fairview Addition, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street and Lots 10, 9, 8 and 7 of Block 9 of said McCarty's 2nd Addition to the Southwesterly corner of Lot 6 Block 9 and the Point Of Beginning; thence,

1.) N.01°57'20"E., 119.55 feet along the Westerly line of said Lot 6 to the Northwesterly corner of said; thence,

2.) S.88°02'40"E., 200.00 feet along the Northerly lines of Lots 6, 5, 4 and 3 to the Northeasterly corner of Lot 3 Block 9; thence,

3.) S.01°57'20"W., 118.90 feet along the Easterly line of said Lot 3 to a point in the Northerly sideline of West Fairview Avenue; thence,

4.) N.88°13'50"W., 200.00 feet along said sideline to the Point Of Beginning.

APN: R2734252191; R2734252200; R2734252210; R5538940984; R5538941120; R5538940940

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691865-WA1    Policy No.: 691865

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.
General and Special Taxes for the year 2014, an accruing lien not due or payable until the fourth Monday in November 2014 when the bills are issued, the first half of which is not delinquent until after December 20, 2014.

The Following Exceptions Affect Only Parcel A:

2.	This item has been intentionally deleted.

3.	Easements, reservations, restrictions and dedications as shown on the plat of said Subdivision.

4.	Easement, including terms and provisions contained therein: Recording Information: 605221
In Favor of:    Boise City
For:    sewer lines

The Following Exceptions Affect Only Parcel B:

5.	This item has been intentionally deleted.

6.	Easements, reservations, restrictions and dedications as shown on the plat of said Subdivision.

7.
An unrecorded lease dated January 1, 1981, executed by J. Howard Hill and Rosemary Hill, husband and wife as lessor and Tod E. McClaskey and Edward H. Pietz, doing business as partners as lessee, as disclosed by a Memorandum of Lease recorded May 13, 1981 as 8120564 of Official Records.

Modification and/or amendment by instrument: recorded May 23, 1995 Recording Information: 95034729

The lessee's interest under said Lease has been assigned to RLH Partnership, L.P., a Delaware limited partnership by mesne assignments of recorded the last of which recorded August 2, 1995, as Instrument No. 95053144, Records of Ada County, Idaho.

Lessor's Assignment of the Interest of Jay H. Hill aka J. Howard Hill, deceased, to Rosemary H. Hill by Decree, recorded as Instrument No. 111016398, Records of Ada County, Idaho.

Lessee's Assignment and Assumption Agreement to WHC809, LLC, a Delaware limited liability company, recorded November 3, 2011, as Instrument No. 111089852, Records of Ada County, Idaho.

Amendment to said Lease, recorded December 16, 2011, as Instrument No. 111102774, Records of Ada County, Idaho.

8.
An Option as contained in the insured Lease, dated January 1, 1981, executed by J. Howard Hill and Rosemary Hill, husband and wife, as Lessor, and by Tod E. McClaskey and Edward H. Pietz, doing business as partners under the name of Red Lion Motor Inn/Downtowner, as Lessee, for the period and upon the terms, conditions, and covenants therein contained, recorded May 13, 1981, as Instrument No. 8120564, and Amended by an instrument recorded May 23, 1995, as Instrument No. 95034729, Records of Ada County, Idaho.

An Assignment of the Option recorded April 10, 1985, as Instrument No. 8518991, and further assigned by document recorded August 2, 1995, as Instrument No. 95053144, Records of Ada County, Idaho.

The Following Exceptions Affect Parcels A And B:

9.	This item has been intentionally deleted.

10.	This item has been intentionally deleted.

11.
An unrecorded lease dated , executed by RLH Partnership, L.P., a Delaware limited partnership as lessor and Red Lion Hotels, Inc., a Delaware corporation as lessee, as disclosed by a Memorandum of Lease/Sub-Lease recorded August 2, 1995 as 95053145 of Official Records.

Amended by Memorandum of Amendment to Lease, recorded November 12, 1996, as Instrument No. 96093520, Records of Ada County, Idaho.

12.	This item has been intentionally deleted.

13.	Unrecorded Leaseholds interests for tenants with rights as tenants only.

14.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 7, 2014, last revised November 20, 2014, designated Job Number 14-1880F:

(A)Trash area and wall on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 13 feet; (B) Multiple landscape areas and curbs along the northern sides of Parcels 3 and 5 crosses the boundary line onto adjoining property; (C) Curbing along the southern sides of Parcels 3 and 5 crosses the southern boundary line into public right-of-way; (D) Curbing along the southeastern corner of Parcel 4 crosses the eastern boundary line onto adjoining property; (E) Canopy on the southeastern side of hotel building crosses the eastern boundary line onto adjoining property; (F) Curbing southeast of hotel building crosses the eastern boundary line onto adjoining property; (G) 6-foot wood fence on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 5.3 feet; (H) Steel tank on the western side of Parcel 2 crosses the western boundary line into public right-of-way by 4.4 feet; (I) Canopy and hotel building lie over the sewer easement noted in Schedule B item 4; (J) Overhead electric and telephone lines cross through the southeastern corner of Parcel 1 without easement; (K) Canopy on the southeastern side of the hotel building crosses the building setback line.

15.	A deed of trust to secure an indebtedness in the original principal amount of
$3,300,000.00 recorded as Document No. of Official Records.

Dated:
Trustor:    RL Boise, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    To Be Determined

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10801 (7-1-14)	Page 15 of 26	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10892 (7-1-14)	Page 17 of 26	ALTA 9.9-06 Private Rights - Owner's Policy (Rev. 4-2-13)

ACCESS AND ENTRY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from West Fairview Avenue; South 22nd Street and West Main Street (the "Street"), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10045 (7-1-14)	Page 18 of 26	ALTA 17-06 Access and Entry (6-17-06)

LOCATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures against loss or damage sustained by the Insured by reason of the failure of a hotel known as 1800 Fairview Avenue, Boise, ID, to be located on the Land at Date of Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10054 (7-1-14)	Page 19 of 26	ALTA 22-06 Location (6-17-06)

CONTIGUITY - MULTIPLE PARCELS ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of eastern boundary line of Parcel 2 of the Land to be contiguous to western boundary line of Parcel 4

The eastern boundary line of Parcel 3 of the Land is contiguous to the western boundary line of Parcel 5 of the Land; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10050 (7-1-14)	Page 20 of 26	ALTA 19-06 Contiguity - Multiple Parcels (6-17-06)

MULTIPLE TAX PARCEL ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel:    Tax Identification Numbers:
B    R5538941120 and R5538940940

A	R2734252191; R2734252200; R2734252210 and R5538940984

2.
the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, assessments or other charges imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10049 (7-1-14)    Page 21 of 26    ALTA 18.1-06 Multiple Tax Parcel (6-17-06)

ENVIRONMENTAL LIENS, NON-RESIDENTIAL ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures the Insured against loss or damage sustained by reason of lack of priority of the lien of the insured mortgage over:

1.
any environmental protection lien which, at Date of Policy, is recorded in those records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge, or filed in the records of the clerk of the United States district court for the district in which the land is located, except as set forth in Schedule B; or

2.	any environmental protection lien provided for by any state statute in effect at Date of Policy, except environmental protection liens provided for by the following state statutes:

NONE

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10404 (7-1-14)	Page 22 of 26	Environmental Liens, Non-Residential (F.A. 40)

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691865 File No.: NCS-691865-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 23 of 26	ALTA 39.0-06 Policy Authentication (4-2-13)

SAME AS SURVEY ENDORSEMENT

Issued By

First American Title Insurance Company

Attached to Policy No.: 691865 File No.: NCS-691865-WA1
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duyea & Associates, P.S. dated October 7, 2014, last revised November 20, 2014, and designated Job No. 14- 1880F.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10753 (7-1-14)	Page 24 of 26	CLTA 116.1-06 Same as Survey (10-16-08)

ENDORSEMENT

Attached to Policy No. 691865 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcel A and B in Schedule A to constitute a lawfully created parcel according to the Subdivision and platting statutes, ordinances, regulations and amendments adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

pro forma

CLTA Form 116.7-06 (03-09-07)
ALTA - Owner or Lender

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1
Policy Number: 691857

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro Forma No. 3
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691857-WA1    Policy No.: 691857
Address Reference: 1929 Fourth Street, Eureka, CA 95501 Amount of Insurance: $5,528,509.00
Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Eureka, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: A Fee

3.	Title is vested in:

RL Eureka, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the City of Eureka, County of Humboldt, State of California, described as follows: PARCEL ONE:
BEGINNING AT THE SOUTHEAST CORNER OF THIRD AND "T" STREETS, AS SHOWN ON THE MAP OF THE EDDY TRACT ADDITION TO THE CITY OF EUREKA ON FILE IN THE RECORDER'S OFFICE OF HUMBOLDT COUNTY IN BOOK 1 OF MAPS, PAGE 56; AND RUNNING
THENCE SOUTH ALONG "T" STREET, 240 FEET TO FOURTH STREET; THENCE EAST ALONG FOURTH STREET, 541 FEET TO "V" STREET;
THENCE NORTH ALONG "V" STREET, 130 FEET TO A POINT THAT IS 110 FEET SOUTH, ALONG THE WEST LINE OF "V" STREET, FROM THE SOUTH LINE OF THIRD STREET;
THENCE WEST, PARALLEL WITH THIRD STREET, 65 FEET;
THENCE NORTH, PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE WEST ALONG THIRD STREET, 476 FEET TO THE POINT OF BEGINNING.

PARCEL TWO:

THOSE PORTIONS OF LOTS 1 AND 2 IN BLOCK 33, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION TO THE CITY OF EUREKA, ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 1 OF MAPS, PAGE 56, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIRD AND "V" STREETS, AS SHOWN ON THE MAP OF EDDY TRACT ADDITION ABOVE REFERRED TO;

THENCE SOUTH ALONG "V" STREET, 110 FEET TO THE NORTHEAST CORNER OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM MARY BRANBANI TO TOD E. MCCLASKEY, RECORDED

MAY 15, 1973 IN BOOK 1191 OF OFFICIAL RECORDS, PAGE 422, UNDER RECORDER'S FILE NO. 8768, HUMBOLDT COUNTY RECORDS;
THENCE WEST ALONG THE NORTH LINE OF SAID MCCLASKEY PARCEL, 65 FEET; THENCE NORTH PARALLEL WITH "V" STREET, 110 FEET TO THIRD STREET; AND THENCE EAST ALONG THIRD STREET, 65 FEET TO THE POINT OF BEGINNING.

APN: 002-102-009 and 002-102-003

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691857-WA1    Policy No.: 691857

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1a.	Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2014-2015:
1st Installment:    $27,414.59, payable but not yet due
Delinquent after:    December 10, 2014
2nd Installment:    $27,414.59, payable but not yet due
Delinquent after:    April 10, 2015
Land:    $1,347,000.00
Structural Improvements:    $2,274,500.00 Exemption:    $0.00
Personal Property:    $1,150,640.00
Fixed Improvements:    $366,490.00
Code Area:    003-010
Parcel No.:    002-102-009-000

1b.	Property taxes, including any personal property taxes and any assessments collected with taxes, for the fiscal year 2014-2015:
1st Installment:    $4,686.79, payable but not yet due
Delinquent after:    December 10, 2014
2nd Installment:    $4,686.79, payable but not yet due
Delinquent after:    April 10, 2015
Land:    $78,500.00
Structural Improvements:    $800,000.00 Exemption:    $0.00
Personal Property:    $0.00
Fixed Improvements:    $0.00
Code Area:    003-010
Code Area:    002-102-003-000

2.	The lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California.

3.
The fact that the land herein described lies within the boundaries of the Project Area described in the Ordinance No. 224-C.S. of the City of Eureka, amendment adopted December 4, 1973, entitled "An Ordinance of the City of Eureka Approving and Adopting the Redevelopment Plan for the Eureka Tomorrow Redevelopment Project", a certified copy of which was recorded July 3, 1975, in Book 1296, Page 184, of Official Records, under Recorder's Serial No. 11030, Humboldt County Records, as amended and restated by a certified copy of Statement recorded August 01, 2005, as Instrument No. 2005-25697-43, Humboldt County Records.

A certified copy of an Ordinance adopting an amendment to the Plan was recorded July 28, 2005, as Instrument No. 2005-25265-9, Humboldt County Records.

4.
Reservations of permanent easements for the purposes enumerated in Section 8330 of the Streets and Highways Code of the State of California and of rights possessed by Pacific Gas and Electric Company and the Pacific Telephone and Telegraph Company, a California corporation, pursuant to existing franchises and renewals thereof for gas pipe lines, telegraphic and telephone lines and electric lines, with appurtenant rights, within the 20 foot alley running East and West through the center of the land herein described, all as reserved in the resolutions vacating said alleys, recorded February 02, 1973 in Book 1176 of Official Records, Page 183, Humboldt County Records, and February 16, 1973 in Book 1178 of Official Records, Page 24, Humboldt County Records, and May 04, 1973 in Book 1190 of Official Records, Page 105, Humboldt County Records.

5.	An easement for the purpose shown below and rights incidental thereto as set forth in a Document:

Granted to:    City of Eureka
(No representation is made as to the present ownership of said easement)
Purpose:    public utilities

Recorded:	April 09, 1974 in Book 1234 of Official Records, Page 33, Humboldt County Records

Affects:
One of the easements is 15 feet wide, the center line beginning on the North line of Fourth Street, 17 h feet East of the West line of abandoned "U" Street; and running North 110 feet to the South line of the abandoned alley, extending East. The other is 20 feet wide, the center line begin the center line of the abandoned alley; and runs from the East line of the land herein described Westerly to the West line of abandoned "U" Street.

6.
Covenants, conditions and restrictions (deleting therefrom any covenants or restrictions based on race, color, religion, sex, sexual orientation, familial status, marital status, disability, genetic information, gender, gender identity, gender expression, source of income as defined in subdivision

(p) of Section 12955, ancestry, handicap, or national origin "unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons") as set forth in the Document:

Recorded:	June 10, 1981 in Book 1645 of Official Records, Page 710, under Recorder's Serial No. 10890, Humboldt County Records.

Note: Section 12956.1 of the Government Code provides the following: If this document contains any restriction based on race, color, religion, sex, sexual orientation, familial status, marital status, disability, genetic information, gender, gender identity, gender expression, handicap, national origin, source of income as defined in subdivision (p) of Section 12955, or ancestry, that restriction violates state and federal fair housing laws and is void, and may be removed pursuant to Section 12956.2 of the Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

7.	This item has been intentionally deleted.

8.	This item has been intentionally deleted.

9.	Unrecorded Leasehold interests for tenants with rights as tenants only.

10.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 01, 2014, last revised October 15, 2014, designated Job Number 03-699B:

(A)Canopy on the northeastern side of the subject property crosses the eastern boundary line by a maximum of 0.8 feet into .V. Street right-of-way; (B) Sidewalk along the southern side of building crosses the eastern boundary line into .V. Street right-of-way; (C) Canopy on the southern side of the building lies over the easements noted in Schedule B item 4

11.	A Deed of Trust to secure an original indebtedness of $ recorded as of Official Records.
Dated:
Trustor:    RL Eureka, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:

a.
Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

b.
Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.

c.	Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.

d.	Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.

e.	Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2.	Damage to existing buildings:

a.
That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;

b.
Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

3.	Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

4.
Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words "covenants, conditions, or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 4, the words "covenants, conditions, or restrictions" do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 9.2-06 (Restrictions, Encroachments, Minerals- Owner's Policy - Improved Land)
Adopted 6/17/06

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company
Attached to Policy No.: 691857 File No.: NCS-691857-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date:

By:

Authorized Countersignature

Form 50-10892 (7-1-14)	Page 13 of 23	ALTA 9.9-06 Private Rights - Owner's Policy (Rev. 4-2-13)

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from T Street; Fourth Street and V Street (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 1929 Fourth Street, Eureka, CA 95501, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 01, 2014, last revised October 15, 2014, and designated Job No. 03-699B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.
the failure of the western boundary line of Parcel 2 of the Land to be contiguous to the northern portion of the eastern boundary line of Parcel 1 of the Land, the southerly boundary line of Parcel 2 of the Land is contiguous to the eastern portion of the northern boundary line of Parcel 1 of the Land ; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19-06 (Contiguity-Multiple Parcels) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel:    Tax Identification Numbers:

Parcel 1
Parcel 2

002-102-009-000
002-102-003-000

2.	the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. 691857 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691857 File No.: NCS-691857-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 21 of 23	ALTA 39.0-06 Policy Authentication (4-2-13)

EASEMENT - DAMAGE OR ENFORCED REMOVAL ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691857 File No.: NCS-691857-WA1
The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in the Exception(s) 4 and 10c of Schedule B results in:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10588 (7-1-14)	Page 22 of 23	ALTA 28-06 Easement - Damage or Enforced Removal (Rev. 2-3-10)

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS,
FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.
(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

(This Policy is valid only when Schedules A and B are attached)    This Jacket was created electronically and constitutes an original document

Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)	not Known to the Company, not recorded in the Public

Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.

(i)	The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly- owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)	"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.
NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)
The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)
To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title

Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way; Santa Ana, CA 92707. Phone: 888-632- 1642.

Name and Address of Title Insurance Company:
First American Title Insurance Company, 1 First American Way, Santa Ana, CA 92707.

File No.: NCS-691856-WA1

Address Reference: 2300 Evergreen Park Drive Southwest, Olympia, WA 98502

Amount of Insurance: $1,278,318.00

Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Olympia, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Olympia, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

BEING A PORTION OF LOTS 11 AND 12 AND LOTS 13, 13A AND 14 OF "EVERGREEN PARK", AS RECORDED IN VOLUME 16 OF PLATS, PAGES 61 AND 62, THURSTON COUNTY PLAT RECORDS, STATE OF WASHINGTON MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 14 AND THE INTERSECTION OF THE SOUTH AND EAST RIGHT-OF-WAY LINE OF S.W. 24TH WAY (60 FEET WIDE);
THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE, NORTH 89°55'51" WEST, A DISTANCE OF
60.00 FEET TO THE NORTHEAST CORNER OF SAID LOT 12;
THENCE ALONG THE EAST LINE OF SAID LOT 12, SOUTH 00°04'09" WEST, A DISTANCE OF
136.50 FEET TO THE SOUTHEAST CORNER OF PARCEL A, AS RECORDED IN VOLUME 3, PAGES 398 THROUGH 403, THURSTON COUNTY DEED RECORDS, BOUNDARY LINE ADJUSTMENT NO. SS 5378;
THENCE ALONG THE EASTERLY LINE OF PARCEL B OF SAID BOUNDARY LINE ADJUSTMENT NO. SS 5378, SOUTH 14°19'09" WEST, A DISTANCE OF 148.06 FEET TO THE NORTH LINE OF LOT 13A OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 13A, NORTH 89°55'51" WEST, A DISTANCE OF
400.98 FEET TO THE EAST RIGHT-OF-WAY LINE OF EVERGREEN PARK DRIVE (80 FEET WIDE) AND A POINT OF NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 2044.59 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 01°41'09" (CHORD BEARS SOUTH 04°18'52" WEST, A DISTANCE OF 60.17 FEET) AN ARC DISTANCE OF 60.17 FEET TO THE SOUTHWEST CORNER OF SAID LOT 13A;
THENCE ALONG THE SOUTH LINE OF SAID LOT 13A, SOUTH 89°55'51" EAST, A DISTANCE OF

501.88 FEET TO THE NORTHEAST CORNER OF LOT 10 OF SAID "EVERGREEN PARK"; THENCE ALONG THE EAST LINE OF SAID LOT 10, SOUTH 00°04'09" WEST, A DISTANCE OF
310.55 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF STATE HIGHWAY NO. 9 AND A POINT OF NON-TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 1737.73 FEET;
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 26°05'05" (CHORD BEARS SOUTH 55°28'49" EAST, A DISTANCE OF 784.31 FEET) AN ARC DISTANCE OF 791.13 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DESCHUTES PARKWAY AND THE CUSP; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE NORTH 35°05'09" WEST, A DISTANCE OF 5.58 FEET TO A POINT OF CURVATURE, CONCAVE EASTERLY, HAVING A RADIUS OF 600.96 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 60°52'29" (CHORD BEARS NORTH 04°38'55" WEST, A DISTANCE OF 608.90 FEET) AN ARC DISTANCE OF 638.50 FEET; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE NORTH 25°47'20" EAST, A DISTANCE OF 328.10 FEET TO A POINT OF TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF
449.46 FEET;
THENCE CONTINUING ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 21°15'10" (CHORD BEARS NORTH 15°09'45" EAST, A DISTANCE OF 165.76 FEET) AN ARC DISTANCE OF
166.72 FEET;
THENCE NORTH 04°32'01" EAST, A DISTANCE OF 27.29 FEET TO THE NORTHEAST CORNER OF LOT 14 OF SAID "EVERGREEN PARK";
THENCE ALONG THE NORTH LINE OF SAID LOT 14, NORTH 89°55'51" WEST, A DISTANCE OF
211.85 FEET TO THE SOUTHEAST CORNER OF LOT 15, OF SAID "EVERGREEN PARK"; THENCE SOUTH 35°55'59" WEST, A DISTANCE OF 53.73 FEET;
THENCE NORTH 75°55'51" WEST, A DISTANCE OF 180.00 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 14;
THENCE ALONG SAID NORTH LINE, NORTH 89°55'51" WEST, A DISTANCE OF 363.18 FEET TO THE POINT OF BEGINNING.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

EXCEPTIONS FROM COVERAGE

File No.: NCS-691856-WA1

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	This item has been intentionally deleted.

3.	This item has been intentionally deleted.

4.	Easements and dedications contained on the face of the plat of Evergreen Park recorded in Volume 16 of Plats, page 61, in Thurston County, Washington:

An easement is hereby reserved by Puget Sound Power & Light Company and Pacific Northwest Bell Telephone Company and their respective successors and assigns under and upon the exterior 5 feet of front and rear boundary lines and under and upon the exterior 2.5 feet at side boundary lines of all lots, in which to install, lay, construct, renew, operate and maintain underground conduits cables and wires with facilities and other equipment for the purpose of serving the subdivision and other property with electric and telephone service; together with all rights to enter upon the lots at all times for the purposes stated. All permanent utility services shall be provided by underground service exclusively.

The right to make all necessary slopes for cuts or fills upon the lots and blocks shown on the plat in the reasonable original grading of all streets, lanes, drives etc, shown hereon and also dedicates to the public the easements shown hereon for the purposes of maintaining, operating and repairing the utilities contained in said easements.

5.	This item has been intentionally deleted.

6.	Easement, including terms and provisions contained therein:
Recording Information:    November 4, 1970 as Recording No. 832206 In Favor of:    Puget Sound Power and Light Company
For:    Electric transmission and distribution line
Affects:    Parcel A

7.	Right to make necessary slopes for cuts or fills upon said premises for sanitary sewer main trunk as granted by deed recorded May 31, 1972 under recording no. Recording No. 866856.

8.
Covenants, conditions, restrictions, easements and assessments in the document recorded July 20, 1973 as Recording Nos. 894488 and 894506 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.

Document re-recorded August 7, 1973 as Recording No. 895640 of Official Records.

Amended by Ordinance No. 4026 recorded August 1, 1977 as Recording No. 1006390 of Official Records.

9.	Easement, including terms and provisions contained therein:
Recording Information:    February 6, 1974as Recording No. 905921 In Favor of:    The State of Washington
For:    Drainage

10.	Easement, including terms and provisions contained therein:
Recording Information:    November 3, 1978 as Recording No. 1057433
In Favor of:    Adjacent property owners (being the owners of Lot 8)
For:    Ingress, egress and utilities
Affects:    Parcel B

11.	Easement, including terms and provisions contained therein:
Recording Information:    April 5, 1985 as Recording No. 8504050052 In Favor of:    Adjacent property owners
For:    Ingress, egress and utilities

12.	This item has been intentionally deleted.

13.	The terms and provisions contained in the document entitled "Road Maintenance Agreement" recorded March 24, 1987 as Recording No. 8703240145 of Official Records.

14.	Covenants, conditions, restrictions and/or easements: Recorded: March 24, 1987
Recording No.:    Recording No. 8703240146

15.	This item has been intentionally deleted.

16.	Easement, including terms and provisions contained therein:
Recording Information:    October 9, 2001 as Recording No. 3384366
In Favor of:    Puget Sound Energy, Inc., a Washington corporation
For:    Utility systems for transmission, distribution and sale of gas
Affects:    Parcels A and B

17.	This item has been intentionally deleted.

18.	This item has been intentionally deleted.

19.	This item has been intentionally deleted.

20.	This item has been intentionally deleted.

21.	Unrecorded leaseholds interests for tenants with rights as tenants only.

22.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 08, 2014, designated Job Number 14-1880C:

(A)Sidewalk crosses the boundary line onto the northwestern side of the subject property; (B) Sidewalk crosses the boundary line onto the western panhandle of the subject property; (C) Parking striping along the northern side of the subject property crosses the northern boundary line onto adjoining property; (D) Chain link fence along the southeastern side of the subject property crosses the southern boundary line by a maximum of 1.4 feet onto adjoining property;
(E) "Red Lion Hotel" and "Morris Business Park Red Lion Hotel" sign lie south of the southern boundary line of the western panhandle of the subject property; (F) Hotel building is into the underground electric easement noted in Schedule B item 6 by a maximum of 170.8 feet; (G) Subject property has physical access over Lots 9 and 10 without noted easement.

23.	A Deed of Trust to secure an indebtedness in the original principal amount of
$4,100,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Olympia, LLC, a Delaware limited liability company Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

24.	Any lien, or right to a lien, for services, labor or materials theretofore or hereafter furnished, imposed by law and not shown by the public records.

ENDORSEMENT

Attached to Policy No. 691856 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:

a.
Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

b.
Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land, (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant, or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.

c.	Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.

d.	Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.

e.	Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2.	Damage to existing buildings:

a.
That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;

b.
Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

3.	Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

4.
Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words "covenants, conditions, or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

As used in paragraphs 1.a. and 4, the words "covenants, conditions, or restrictions" do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 9.2-06 (Restrictions, Encroachments, Minerals- Owner's Policy - Improved Land)
Adopted 6/17/06

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company
Attached to Policy No.: 691856 File No.: NCS-691856-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Evergreen Park Drive SW and 24th Way SW (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 2300 Evergreen Park Drive Southwest, Olympia, WA 98502, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 08, 2014, and designated Job No. 14-1880C.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of:

1.
the failure of the western boundary line of Lot 14 of the Land to be contiguous to the eastern boundary line of Lot 13; the western boundary line of Lot 13 of the Land to be contiguous to the easterly lines of Lots 11, 12 and 13a; the northerly line of Lot 13a of the Land to be contiguous to the southerly line of Lot 11; the northerly line of Lot 11 of the Land to be contiguous to the southerly line of Lot 12; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19-06 (Contiguity-Multiple Parcels) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691856 File No.: NCS-691856-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 21 of 21	ALTA 39.0-06 Policy Authentication (4-2-13)

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS,
FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.
(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

(This Policy is valid only when Schedules A and B are attached)    This Jacket was created electronically and constitutes an original document

Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)	not Known to the Company, not recorded in the Public

Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.

(i)	The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly- owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)	"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.
NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)
The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)
To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title

Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way; Santa Ana, CA 92707. Phone: 888-632- 1642.

Name and Address of Title Insurance Company:
First American Title Insurance Company, 1 First American Way, Santa Ana, CA 92707.

File No.: NCS-691858-WA1

Address Reference: 2525 North 20th Avenue, Pasco, WA 95501

Amount of Insurance: $8,090,365.00

Premium: $TBD    Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Pasco, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Pasco, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

A PORTION OF GOVERNMENT LOT 2, SECTION 19, TOWNSHIP 9 NORTH, RANGE 30 EAST, W.M., FRANKLIN COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 19; THENCE NORTH 2°03'58" EAST ALONG THE WEST LINE THEREOF A DISTANCE OF 895.65 FEET; THENCE LEAVING SAID WEST LINE SOUTH 87°56'02" EAST A DISTANCE OF 50.01 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 87°56'02" EAST A DISTANCE OF 660.21 FEET; THENCE SOUTH 36°01'47" EAST A DISTANCE OF 341.64 FEET; THENCE SOUTH 02°22'54" WEST A DISTANCE OF 223.59 FEET; THENCE SOUTH 89°02'43" WEST A DISTANCE OF 126.29 FEET; THENCE SOUTH 00°59'33" WEST A DISTANCE OF 275.76 FEET; THENCE SOUTH 81°56'49" EAST A DISTANCE OF 97.28 FEET; THENCE SOUTH 89°00'24" EAST A DISTANCE OF 222.61 FEET; THENCE NORTH 04°20'23" EAST A DISTANCE OF 26.67 FEET; THENCE SOUTH 86°39'24" EAST A DISTANCE OF 41.08 FEET TO THE WEST LINE OF EXCEPTION RECORDED UNDER AUDITOR'S FILE NO. 427870; THENCE SOUTH 00°59'36" WEST ALONG SAID WEST LINE A DISTANCE OF
34.94 FEET TO THE NORTH RIGHT OF WAY LINE OF W.S.R. NO. 395; THENCE NORTH 89°00'24" WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 265.83 FEET; THENCE NORTH 81°54'05" WEST A DISTANCE OF 420.00 FEET; THENCE NORTH 66°54'02" WEST A DISTANCE OF 445.00 FEET; THENCE NORTH 00°32'48" EAST A DISTANCE OF 456.28 FEET; THENCE NORTH 02°03'58" EAST A DISTANCE OF 135.00 FEET TO THE TRUE POINT OF BEGINNING.

(AKA LOT 1 OF BINDING SITE PLAN NO. 2003-04, RECORDED JUNE 12, 2003 IN VOLUME 1 OF

SURVEYS, PAGE 70, UNDER AUDITOR'S FILE NO. 162608, RECORDS OF FRANKLIN COUNTY, WASHINGTON.)

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

EXCEPTIONS FROM COVERAGE

File No.: NCS-691858-WA1

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	Relinquishment of all existing and future rights to light, view and air, together with rights of access to and from the state highway constructed on lands conveyed by instrument:

Recorded:    March 27, 1961, October 31, 1963 and August 2, 1983
Recording No.:    222782, 253867 and 426650 In favor of:    The State of Washington

2.	Exceptions and Reservations as contained in Deed: From: United States of America
Recorded:    May 17, 1963
Recording No.:    250847

3.	Easement, including the terms and provisions contained in document: Recorded: July 23, 1963
Recording No.:    250542
In Favor of:    Port of Pasco
For:    Various rights relating to use and operation of the Pasco Municipal Airport
Affects:    As disclosed in said instrument

4.	Easement, including the terms and provisions contained in document: Recorded: June 8, 1964
Recording No.:    261892

In Favor of:	Public Utility District No. 1 of Franklin County, Washington, a municipal corporation
Affects:    20 feet wide per the instrument

Note: A partial release of said easement recorded May 15, 1968 under Recording No. 308418.

5.	Easement, including the terms and provisions contained in document: Recorded: January31, 1968
Recording No.:    306312
In Favor of:    Public Utility District No. 1 of Franklin County, Washington, a municipal

corporation     20 feet wide per the instrument

Affects:

6.	Easement, including the terms and provisions contained in document: Recorded: October 6, 1979
Recording No.:    397328
In Favor of:    City of Pasco
For:    Water and sewer lines
Affects:    20 feet wide per the instrument

7.	Covenants, Conditions, Restrictions and/or easements in the Contract of Sale: Recording No.: 397328
A copy of which is hereto attached.

8.	Concomitant Zoning Agreement and the terms and provisions thereof Between: City of Pasco
And:    Remsco, Inc.
Dated:    December 3, 1979
Recorded:    December 5, 1979
Recording No.:    397315

9.	Easement, including the terms and provisions contained in document:

Recorded:    July 15, 1981
Recording No.:    411856

In Favor of:	Public Utility District No. I of Franklin County, Washington, a municipal corporation
Affects:    15 feet wide per the instrument

10.	Easement, including the terms and provisions contained in document: Recorded: July 15, 1981
Recording No.:    411857

In Favor of:	Public Utility District No. I of Franklin County, Washington, a municipal corporation
Affects:    15 feet wide per the instrument

11.	Easement, including the terms and provisions contained in document: Recorded: October 18, 1983
Recording No.:    427845
In Favor of:    City of Pasco
For:    Exclusive public utility easement for a waterline
Affects:    15 feet wide per the instrument

12.	Easement, including the terms and provisions contained in document:

July 26, 1990

Recorded:
Recording No.:    473258
In Favor of:    City of Pasco
For:    Sanitary sewer and other public utility services
Affects:    20 feet per the instrument

13.	This item has been intentionally deleted.

14.	Easement, including the terms and provisions contained in document: Recorded: June 16, 2003
Recording No.:    1626268
In Favor of:    Red Lion Hotels, Inc.
For:    A non-exclusive easement
Affects:    As disclosed in said instrument

Said instrument is a re-recording of Auditor's File No.1625992.

15.	This item has been intentionally deleted.

16.	This item has been intentionally deleted.

17.	This item has been intentionally deleted.

18.	This item has been intentionally deleted.

19.	Unrecorded leaseholds interest for tenants with rights as tenants only.

20.	This item has been intentionally deleted.

21.	This item has been intentionally deleted.

22.	This item has been intentionally deleted.

23.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 8, 2014, last revised October 13, 2014, designated Job Number 14-1880D:

(A)Fence, ownership unknown, lies a maximum of 0.6' northeast of the northeastern boundary line of the subject property onto adjoining property; (B) Concrete surface along the southeastern side of the subject property crosses the eastern boundary line onto adjoining property; (C) Gravel and asphalt surfaces cross the southeastern boundary line of the subject property onto adjoining property; (D) Fence, ownership unknown, lies south of the southern boundary line into public right-of-way; (E) Two signs along the western side of the subject property cross the western boundary line by a maximum of 12.1 feet; (F) Western side of Roasters Coffee building in the northwestern portion of the subject property is into the sewerline easement noted in Schedule B item 12; (G) Multiple buildings lie over the sewerline easement noted in Schedule B item 6; (H) Central portion of the main hotel building is into the utility easement noted in Schedule B item 10; (I) Northeastern side of hotel building is into the P.U.D. right-of-way easement noted in Schedule B item 5; (J) Multiple storm sewer manholes on the subject property lack any easement; (K) Red Lion sign in the southeastern corner of the subject property lies over the easements noted in Schedule B items 4 and 9.

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691858 File No.: NCS-691858-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 13 of 26	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company

Attached to Policy No.: 691858 File No.: NCS-691858-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from North 20th Avenue and Sun Willows Boulevard (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 2525 N 20th Avenue, Pasco, WA 99301, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 8, 2014, last revised October 13, 2014, and designated Job No. 14-1880D.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19.1-06 (Contiguity-Single Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel for real estate taxes.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18-06 (Single Tax Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

MINERALS AND OTHER SUBSURFACE SUBSTANCES - BUILDINGS ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691858 File No.: NCS-691858-WA1

1.
The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, "Improvement" means a building on the Land at Date of Policy.

3.
The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	contamination, explosion, fire, vibration, fracturing, earthquake or subsidence; or

b.	negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substance.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: Pro forma

By:

Authorized Countersignature

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company

Attached to Policy No.: 691858 File No.: NCS-691858-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: Pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 25 of 26	ALTA 39.0-06 Policy Authentication (4-2-13)

EASEMENT - DAMAGE OR ENFORCED REMOVAL ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691858 File No.: NCS-691858-WA1
The Company insures against loss or damage sustained by the Insured by reason of:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land,

as a result of the exercise of the right of use or maintenance of the easement referred to in Exception 12 and 23F of Schedule B for the purpose for which it was granted or reserved.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10063 (8-1-09)	Page 26 of 26	ALTA 28-06 Easement - Damage or Enforced Removal (10-16-08)

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS,
FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.
(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

(This Policy is valid only when Schedules A and B are attached)    This Jacket was created electronically and constitutes an original document

Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)	not Known to the Company, not recorded in the Public

Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.

(i)	The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly- owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)	"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.
NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)
The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)
To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title

Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way; Santa Ana, CA 92707. Phone: 888-632- 1642.

Name and Address of Title Insurance Company:
First American Title Insurance Company, 1 First American Way, Santa Ana, CA 92707.

File No.: NCS-691859-WA1

Address Reference: 221 North Lincoln Street, Port Angeles, WA 98501

Amount of Insurance: $15,020,591.00

Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Port Angeles, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Port Angeles, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows: PARCEL "A":
LOTS 1 TO 8, INCLUSIVE, BLOCK 2;
ALSO LOTS 1 TO 9 INCLUSIVE, BLOCK 3, TOGETHER WITH THAT PORTION OF RAILROAD AVENUE ABUTTING THEREON AS VACATED BY THE CITY OF PORT ANGELES IN THE YEAR 1914 BY ORDINANCE NO. 472,
EXCEPT RIGHT OF WAY FOR RAILROAD AVENUE AS EXISTED IN JANUARY, 1968; ALSO THE NORTHERLY 96 FEET OF LOT 9, BLOCK 2;
ALSO THE NORTHERLY 60 FEET OF THE SOUTHERLY 204 FEET OF LOT 9, BLOCK 2; ALL IN PORT ANGELES TIDELANDS EAST OF LAUREL STREET, CLALLAM COUNTY,
WASHINGTON, ACCORDING TO THE OFFICIAL PLAT THEREOF RECORDED IN THE OFFICE OF THE COMMISSIONER OF PUBLIC LANDS AT OLYMPIA, WASHINGTON ON MARCH 9, 1894.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON. PARCEL "B":
THAT PORTION OF VACATED CHASE STREET IN THE CITY OF PORT ANGELES LYING BETWEEN THE NORTH LINE OF FRONT STREET AND THE SOUTH LINE OF RAILROAD AVENUE, AS IT EXISTED IN DECEMBER, 1967.

SITUATE IN THE COUNTY OF CLALLAM, STATE OF WASHINGTON.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

EXCEPTIONS FROM COVERAGE

File No.: NCS-691859-WA1

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	Easement, including terms and provisions contained therein: Recorded: December 2, 1940
Recording No.:    192384
In favor of:    The City of Port Angeles
For:    To dump and fill dirt
Affects:    The West half of Lot 4 in Block 2

3.	Easement, including terms and provisions contained therein: Recorded: July 11, 1950
Recording No.:    255062

In favor of:	Chicago, Milwaukee, St. Paul and Pacific Railroad Company, a Wisconsin corporation
For:    To construct and maintain a fill
Affects:    The Northerly 15 feet of the Westerly one-half of Lot 7, Block 2

4.	Easement, including terms and provisions contained therein: Recorded: July 11, 1950
Recording No.:    255064

In favor of:	Chicago, Milwaukee, St. Paul and Pacific Railroad Company, a Wisconsin corporation
For:    To construct maintain in fill

Affects:
The Northerly 15 feet of Lots 1, 2, 3, 4, 5, 6 and the Easterly one-half of Lot 7, Block 2; Also the Northerly 20 feet of that portion of Block 3, lying Southerly of Railroad Avenue as now there established.

5.
Use of existing Front Street Driveway for access to owners parking lot access in or out for their business granted by instrument recorded June 10, 1968 under Auditor's File No. 382093 to Percy Bork and William Bork.

6.	Easement, including terms and provisions contained therein: Recorded: March 17, 1987
Recording No.:    588978
In favor of:    City of Port Angeles
For:    Utility Purposes

The South 120 feet of Lot 1 and the South 40 feet of the North 100 feet of Lot 2, Block 3
Affects:

7.	Easement, including terms and provisions contained therein: Recorded: December 6, 1988
Recording No.:    611017
In favor of:    The City of Port Angeles
For:    Electric transmission line or system
Affects:    The East 20 feet of the North 60 feet of Lot 1 in Block 3

8.	This item has been intentionally deleted.

9.
Right of the Owners or tenants of the Southerly 144 feet of Lot 9, Block 2 (Parker Paints) in and to a Southerly portion of said premises lying within Lot 9, Block 2 for parking purposes, as disclosed by Survey recorded in Volume 33 of Surveys, Page 73.

10.	Easement, including terms and provisions contained therein: Recorded: May 3, 1996
Recording No.:    738586
In favor of:    City of Port Angeles, a municipal corporation For:    Storm drain improvements
Affects:    A portion of said premises

11.	Easement, including terms and provisions contained therein: Recorded: July 10, 1998
Recording No.:    1998 1012208
In favor of:    The City of Port Angeles

For:	An overhead and/or underground electric transmission and distribution line or system
Affects:    Southerly portion of said premises

12.	Easement, including terms and provisions contained therein: Recorded: July 24, 1998
Recording No.:    1998 1012774
In favor of:    Northland Cable Television, Inc.
For:    Cable facilities
Affects:    Said premises

13.
Any lien of liens that may arise or be created in consequence of or pursuant to an act of the legislature of the State of Washington entitled "An act prescribing the ways in which waterways for the uses of navigation may be excavated by private contract, providing for liens upon lands belonging to the state, granting rights of ways across land belonging to the state, approved March 9, 1893.

14.
Rights of the general public to the unrestricted use of all the waters of a navigable body of water not only for the primary purpose of navigation, but also for corollary purposes; including (but not limited to) fishing, boating, bathing, swimming, water skiing and other related recreational purposes, as those waters may affect the tidelands, shore lands or adjoining uplands and whether the level of the water has been raised naturally or artificially to a maintained or fluctuating level, all as further defined by the decisional law of the state. (Affects all of the premises subject to such submergence)

15.
Terms, provisions and reservations under the Submerged Land Act (43 U.S.C.A. Sections 1301 through 1311) and the rights of the United States of America to regulate commerce, navigation, flood control, fishing and production of power.

16.	Unrecorded leaseholds interest for tenants with rights as tenants only.

17.	This item has been intentionally deleted.

18.	This item has been intentionally deleted.

19.	This item has been intentionally deleted.

20.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 01, 2014, last revised October 30, 2014, designated Job Number 03-699C 2014:

(A)Sidewalks cross the boundary line onto the northeastern and eastern sides of the subject property; (B) Concrete pad for propane tanks on the southeastern side of the subject property crosses the southern boundary line into Victoria Street right-of-way by 7.1 feet; (C) 1-story lobby building, restaurant building, and outdoor dining area lie over the 25-foot easement to dump and fill dirt noted in Schedule B item 2; (D) Southeastern side of the northern hotel building is into the utility easement noted in Schedule B items 6; (E) The eastern side of the northern hotel building is into the 20-foot easement to construct and maintain a fill noted in Schedule B items 4.

21.	A deed of trust to secure an indebtedness in the original principal amount of
$8,200,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Port Angeles, LLC, a Delaware limited liability company Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

22.	Any line, or right to a lien, for services, labor or material therefor or hereafter furnished, imposed by law and not shown by the public records.

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691859 File No.: NCS-691859-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 12 of 23	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company

Attached to Policy No.: 691859 File No.: NCS-691859-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from East Front Street and North Lincoln Street (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 221 North Lincoln Street, Port Angeles, WA 98501, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 1, 2014, last revised October 31, 2014, and designated Job No. 03-699C 0214.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19.1-06 (Contiguity-Single Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel for real estate taxes.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18-06 (Single Tax Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691859 File No.: NCS-691859-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 22 of 23	ALTA 39.0-06 Policy Authentication (4-2-13)

EASEMENT - DAMAGE OR ENFORCED REMOVAL ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691859 File No.: NCS-691859-WA1
The Company insures against loss or damage sustained by the Insured by reason of:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land,

as a result of the exercise of the right of use or maintenance of the easement referred to in Exception 2, 4, 8 and 20 c and e of Schedule B for the purpose for which it was granted or reserved.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10063 (8-1-09)	Page 23 of 23	ALTA 28-06 Easement - Damage or Enforced Removal (10-16-08)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1
Policy Number: 691854

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro Forma No. 2
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691854-WA1    Policy No.: 691854
Address Reference: 414 East 1st Avenue, Post falls, ID 83854
Amount of Insurance: $1,984,489.00    Premium: $TBD Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Post Falls, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple as to Parcel 1 and an Easement as to Parcel 2

3.	Title is vested in:

RL Post Falls, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the City of Post falls, County of Kootenai, State of Idaho, described as follows: Parcel 1:
Tracts 1 and 2 of the Heirs of Margaret Post Estates, in Government Lot 8, Section 3, Township 50 North, Range 5, W.B.M., Kootenai County, State of Idaho, according to the plat recorded in Book "C" of Plats, Page 111.

Together With that portion of vacated 1st Street, recorded by Ordinance 483, which attaches by operation of law.

Parcel 2:

Easement rights as set out in Grant of Sewer Easement, recorded April 23, 1993 as Instrument No. 1301726 and Amendment recorded October 23, 1995 as Instrument No. 1419204.

and Easement rights as set out in Sewer Agreement, recorded September 19, 1988 as Instrument No. 1129187.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691854-WA1    Policy No.: 691854

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	This item has been intentionally deleted.

3.	This item has been intentionally deleted.

4.	This item has been intentionally deleted.

5.	This item has been intentionally deleted.

6.	This item has been intentionally deleted.

7.	This item has been intentionally deleted.

8.	This item has been intentionally deleted.

9.	This item has been intentionally deleted.

10.	Any claim arising from the difference in the mean high water line of the Spokane River and the meander line as shown by the Original Government Survey.

11.	Title to the State of Idaho to the bed of Spokane River, a navigable body of water, to the natural or ordinary high water line.

12.	Easement granted to The Washington Water Power Company recorded April 4, 1946, in Book 130 of Deeds, Page 289.

13.	Easement granted to The Washington Water Power Company, recorded April 13, 1959, in Book 177 of Deeds, Page 494.

14.	Easement for Ingress and Egress and Utilities granted to The Greenview Condominium Owners Association, contained in Warranty Deed recorded April 24, 1985, as Instrument No. 1006022.

15.
Covenants, conditions, easements and restrictions on the recorded plat of said subdivision but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

16.	Negative Covenant, Conditions and Restrictions recorded as Instrument No. 1023529, but omitting any covenant, condition or restriction based on race, color, religion, sex, handicap,

familial status, or national origin to the extent that such covenants, conditions or restrictions violate 42 USC 3604(c).

17.
Easement for Maintenance, construction and control of landscaping, improvements and the existing roadway granted to Greenview Condominium Owners Association, Inc., recorded September 27, 1985, as Instrument No. 1023530.

18.	Easement granted to The Washington Water Power Company, recorded August 10, 1987, as Instrument No. 1092571.

19.
Sewer Agreement upon the terms, conditions and provisions contained therein: Parties: Templin's Resort, Inc. and Greenview Condominium Owners Association, Inc. Recorded: September 19, 1988, Instrument No. 1129187

20.	Settlement Agreement upon the terms, conditions and provisions contained therein:
Parties: State of Idaho, Templin's Resort and Conference Center, Inc., and Washington Water Power Company
Recorded: March 13, 1989, Instrument No. 1143123

21.	Easement disclosed by Order Approving Settlement, recorded March 16, 1989, as Instrument No. 1143422.

Said document was amended and recorded December 14, 1990, as Instrument No. 1203869.

22.
Easement for Grant of Sewer granted to Templin's Resort and Conference Center, Inc., an Idaho Corporation and Robert G. Templin and Mary W. Templin, husband and wife, recorded April 23, 1993, as Instrument No. 1301726.

23.	Easement for Public Utility purposes over, under and across the vacated portion reserved by Ordinance 483 , recorded July 26, 1985, as Instrument No. 1016331.

24.	This item has been intentionally deleted.

25.	This item has been intentionally deleted.

26.	Encroachment Permit Number L-95-S-3036G, recorded April 13, 2006 as Instrument No. 2025016000.

27.	Encroachment Permit Number L-95-S-3036H, recorded August 26, 2008 as Instrument No. 2175327000.

28.	Encroachment Permit Number L-95-S-5320 recorded January 15, 2009 as Instrument No. 2192637000.

29.	Encroachment Permit Number L-95-S-30361 recorded May 8, 2009 as Instrument No. 2210319000.

30.	This item has been intentionally deleted.

31.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 10, 2014, last revised October 16, 2014, designated Job Number 14-1880A:

(A)Wood decks cross the southwestern boundary line of the subject property onto adjoining property by a maximum of 13.7 feet; (B) Concrete surface and 8-inch concrete wall cross the southwestern boundary line of the subject property onto adjoining property by a maximum of 9.7 feet; (C) 8-inch concrete wall crosses the southwestern boundary line of the subject property onto adjoining property; (D) Fences, ownership unknown, lie a maximum of 01.6 feet east of the eastern boundary line onto adjoining property; (E) Fence along the northern side of the subject property crosses the eastern boundary line onto adjoining property.

32.	Deed of Trust and the terms and conditions thereof.
Grantor/Trustor:    RL Post Falls, LLC, a Delaware limited liability company Grantee/Beneficiary:    Pacific Western Bank
Trustee:
Amount:    $
Recorded:
Recording Information:

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691854 File No.: NCS-691854-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 11 of 20	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

ENDORSEMENT

Attached to Policy No. 691854 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from East 1st Avenue (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691854 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 414 East 1st Avenue, Post falls, ID 83854, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

SAME AS SURVEY ENDORSEMENT

Issued By

First American Title Insurance Company

Attached to Policy No.: 691854 File No.: NCS-691854-WA1
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 10, 2014, last revised October 16, 2014, and designated Job No. 14- 1880A.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10753 (7-1-14)	Page 14 of 20	CLTA 116.1-06 Same as Survey (10-16-08)

CONTIGUITY - SINGLE PARCEL ENDORSEMENT

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.
the failure of the Land to be contiguous to eastern boundary of Tract 1 along the western boundary of Tract 2; and the southern boundary line of the portion of vacated First Street of the Land to be contiguous to the northern boundary lines of both Tracts 1 and 2 boundary line; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10051 (7-1-14)	Page 15 of 20	ALTA 19.1-06 Contiguity-Single Parcel (6-17-06) CLTA 116.04-06 (6-17-06)

ENDORSEMENT

Attached to Policy No. 691854 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel:    Tax Identification Numbers:

Tract 1
Tract 2

P4200008001A P4200008002A

2.	the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

ENDORSEMENT
Attached to Policy No. 691854 Issued By
First American Title Insurance Company

The Company insures the Insured against loss or damage sustained by reason of lack of priority of the lien of the insured mortgage over:

(a)
any environmental protection lien which, at Date of Policy, is recorded in those records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge, or filed in the records of the clerk of the United States district court for the district in which the land is located, except as set forth in Schedule B; or

(b)	any environmental protection lien provided for by any state statute in effect at Date of Policy, except environmental protection liens provided for by the following state statutes: None.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

F.A. Form 40
Environmental Protection Lien

ENDORSEMENT

Attached to Policy No. 691854 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by reason of the failure of the Land described as Parcel Tracts 1 and 2 in Schedule A to constitute a lawfully created parcel according to the Subdivision and platting statutes, ordinances, regulations and amendments adopted pursuant thereto.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

pro forma

CLTA Form 116.7-06 (03-09-07)
ALTA - Owner or Lender

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691854 File No.: NCS-691854-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 19 of 20	ALTA 39.0-06 Policy Authentication (4-2-13)

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1
Policy Number: 691862

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro forma No. 2
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691862-WA1    Policy No.: 691862
Address Reference: 1830 HILLTOP DRIVE, Redding, CA 96002 Amount of Insurance: $4,104,829.00
Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Redding, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee

3.	Title is vested in:

RL Redding, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the City of Redding, County of Shasta, State of California, described as follows:

ALL THAT PORTION OF THE SOUTHEAST ONE-QUARTER OF SECTION 31, TOWNSHIP 32, NORTH, RANGE 4 WEST, M.D.M., ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED; AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO THE TITLE INSURANCE AND TRUST COMPANY RECORDED SEPTEMBER 13, 1968 IN BOOK 966, PAGE 445, OFFICIAL RECORDS; THENCE ALONG THE WESTERLY LINE OF THE PARCEL DESCRIBED IN THE DEED TO THE CITY OF REDDING RECORDED SEPTEMBER 18, 1967 IN BOOK 929, PAGE 193, OFFICIAL RECORDS, SOUTHERLY 650 FEET, MORE OR LESS TO THE NORTHERLY LINE OF THE PARCEL DESCRIBED IN THE DEED TO RICHARD MARK CORDI, ET AL., RECORDED JUNE 14, 1971 IN BOOK 1071, PAGE 465, OFFICIAL RECORDS; THENCE, NORTH 89 DEGREES 43' WEST,
500 FEET, MORE OR LESS, TO THE EASTERLY LINE OF PARCEL 1 AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED JANUARY 18, 1961 IN BOOK 655, PAGE 316, OFFICIAL RECORDS; THENCE ALONG SAID EASTERLY LINE, NORTH 655 FEET, MORE OR LESS, TO A POINT WHICH BEARS, SOUTH 88 DEGREES 01' 18" WEST, FROM THE TRUE POINT OF BEGINNING, SAID POINT BEING THE SOUTHWEST CORNER OF THE PARCEL DESCRIBED IN THE DEED TO LEVITT AND SONS OF CALIFORNIA, INC., RECORDED JUNE 30, 1971 IN BOOK 1073, PAGE 529, OFFICIAL RECORDS; THENCE, NORTH 88 DEGREES 01' 18" EAST, 400 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING.

APN: 107-170-046-000 and 107-170-047-000

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691862-WA1    Policy No.: 691862

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	General and special taxes and assessments for the fiscal year 2014-2015, a lien not yet due or payable.

2.
A notice of assessment recorded February 02, 2011 as Instrument No. 2011-3524 and recorded February 02, 2011 as Instrument No. 2011-3529, both of Official Records, executed by City of Redding, Shasta County.

3.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

4.	Abutter's rights of ingress and egress to or from FREEWAY have been relinquished in the document recorded JANUARY 18, 1961 as BOOK 655, PAGE 316 of Official Records.

5.
A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway, roadway or transit facility as contained in the document recorded JANUARY 18, 1961 as BOOK 655, PAGE 316 of Official Records.

6.	An easement for Undisclosed easement and incidental purposes, recorded April 9, 1968 in Book 949, Page 371 of Official Records.
In Favor of:    Standard Oil Company of California
Affects:    As described therein

7.	An easement for utility purposes and incidental purposes, recorded June 30, 1971 in Book 1073, Page 529 of Official Records.
In Favor of:    Levitt and Sons of California, Inc., a corporation
Affects:    As described therein

8.	An easement for utility easement, 5 feet in width and incidental purposes, recorded July 13, 1972 in Book 1125, Page 146 of Official Records.
In Favor of:    City of Redding
Affects:    As described therein

9.
The fact that the land lies within the boundaries of the Canby-Hilltop-Cypress Redevelopment Project Area, as disclosed by the document recorded July 21, 1981 in Book 1826, Page 269 of Official Records.

10.	An easement for general utility and incidental purposes, recorded July 27, 1982 in Book 1902, Page 543 of Official Records.
In Favor of:    City of Redding
Affects:    As described therein

11.	An easement for public services and incidental purposes, recorded June 20, 2008 as Instrument No. 2008-0021315 of Official Records.

In Favor of:	Redding Redevelopment Agency, an Agency of the State of California
Affects:    As described therein

A document recorded September 8, 2008 as Instrument No. 2008-0030866 of Official Records provides that the interest of the easement holder was transferred to City of Redding, a municipal corporation of the State of California.

12.	This item has been intentionally deleted.

13.	Rights of the public in and to that portion of the land lying within STREET, ROAD, HIGHWAY AND/OR FREEWAY.

14.	Water rights, claims or title to water, whether or not shown by the public records. (Affects A P N : 107-170-047-000)

15.	Unrecorded leasehold interests for tenants with rights as tenants only.

16.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 1, 2014, last revised October 13, 2014, designated Job Number 03-699A:

(A)Fence, overhead sign and parking on the westerly side of the subject property extend over the boundary line into the Interstate 5 right of way; (B) 2 story building on the northwesterly portion of the property is into utility easement item 8 of the Schedule B.

17.	A Deed of Trust to secure an indebtedness in the original principal amount of
$4,000,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Redding, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    Pacific Western Bank, a California state-chartered bank

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691862 File No.: NCS-691862-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 10 of 23	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company
Attached to Policy No.: 691862 File No.: NCS-691862-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10892 (7-1-14)	Page 12 of 23	ALTA 9.9-06 Private Rights - Owner's Policy (Rev. 4-2-13)

ENCROACHMENTS - BOUNDARIES AND EASEMENTS ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691862 File No.: NCS-691862-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, "Improvement" means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.
An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

b.	An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

c.
Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

d.	Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4.
This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the encroachments listed as Exceptions 16 a and b of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10808 (7-1-14)	Page 14 of 23	ALTA 28.1-06 - Encroachments - Boundaries and Easements (4-2-12)

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Hilltop Drive (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 1830 HILLTOP DRIVE, Redding, CA 96002, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 1, 2014, last revised October 13, 2014, and designated Job No. 03-699A.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

CONTIGUITY - SINGLE PARCEL ENDORSEMENT

Issued by

First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous to along the boundary line; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date:

By:

Authorized Countersignature

Form 50-10051 (7-1-14)	Page 18 of 23	ALTA 19.1-06 Contiguity-Single Parcel (6-17-06) CLTA 116.04-06 (6-17-06)

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Tax Identification Numbers:
107-170-046-000 and 107-170-047-000

2.
the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, assessments or other charges imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. 691862 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691862 File No.: NCS-691862-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 22 of 23	ALTA 39.0-06 Policy Authentication (4-2-13)

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS,
FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.
(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

(This Policy is valid only when Schedules A and B are attached)    This Jacket was created electronically and constitutes an original document

Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)	not Known to the Company, not recorded in the Public

Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.

(i)	The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly- owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)	"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.
NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)
The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)
To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title

Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way; Santa Ana, CA 92707. Phone: 888-632- 1642.

Name and Address of Title Insurance Company:
First American Title Insurance Company, 1 First American Way, Santa Ana, CA 92707.

File No.: NCS-691863-WA1

Address Reference: 802 George Washington Way, Richland, WA 96002

Amount of Insurance: $4,243,983.00

Premium: $TBD    Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Richland, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Richland, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

LOTS 5 AND 6, BLOCK 630, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, TOGETHER WITH THAT PORTION OF VACATED KNIGHT STREET, VACATED BY THE CITY OF RICHLAND, A MUNICIPAL CORPORATION BY ORDINANCE NO. 61.76, RECORDED AUGUST 1976 UNDER AUDITOR'S FILE NO. 709789, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF LOT 5, BLOCK 630, PLAT OF RICHLAND; THENCE NORTH 89°12'07" EAST A DISTANCE OF 2.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 0°49'50" WEST A DISTANCE OF 45.00 FEET; THENCE NORTH 89°12'07" EAST A DISTANCE OF 163.00 FEET; THENCE SOUTH 0°49'50" EAST A DISTANCE OF
45.00 FEET; THENCE SOUTH 89°12'07" WEST A DISTANCE OF 163.00 TO THE TRUE POINT OF BEGINNING; AND TOGETHER WITH AN ALLEY OVER AND ACROSS LOT 5, BLOCK 630, PLAT OF RICHLAND, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5, THE TRUE POINT OF BEGINNING; THENCE SOUTH 00°49'50" EAST, A DISTANCE OF 100.01 FEET; THENCE SOUTH 89°12'24" WEST, A DISTANCE OF 25.00 FEET; THENCE NORTH 00°49'50" WEST A DISTANCE OF 100.01 FEET; THENCE NORTH 89°12'07" EAST, A DISTANCE OF 25.00 FEET TO THE TRUE POINT OF BEGINNING.

BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THAT CERTAIN LOT 6, BLOCK 630, AS SHOWN

ON THE PLAT OF RICHLAND RECORDED IN VOLUMES 6 AND 7 OF PLATS IN BENTON COUNTY, WASHINGTON; THENCE FROM THE POINT OF BEGINNING ALONG THE NORTHERLY, EASTERLY, SOUTHERLY AND WESTERLY LINES OF LOTS 6 AND 5, AND A PORTION OF VACATED KNIGHT STREET THE FOLLOWING COURSES AND DISTANCES:

NORTH 89°12'54" EAST 319.83 FEET; SOUTH 02°13'05" EAST 268.80 FEET; SOUTH 00°31'38"
EAST 501.90 FEET; SOUTH 34°40'08" WEST 43.13 FEET; SOUTH 63°22'42" WEST 150.64 FEET;
NORTH 00°49'50" WEST 112.81 FEET; SOUTH 89°12'24" WEST 165.00 FEET; NORTH 00°49'50"
WEST 100.00 FEET; NORTH 89°12'07" EAST 2.00 FEET; AND NORTH 00°49'50" WEST 658.61 FEET TO THE SAID POINT OF BEGINNING.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

EXCEPTIONS FROM COVERAGE

File No.: NCS-691863-WA1

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	Easement and limitations as established in the dedication of "Plat of Richland" as follows: PART A DEDICATION
SECTION 1. Except as provided in Section 2 of this part, each "Street", "Way", "Avenue", "Boulevard", "Lane", and "Place" so designated on the fifty-sic (56) Plat Sheets (those bearing arabic numeral designated only and not those bearing arabic numeral with alphabetical suffix, except 5N) is dedicated to the use of the public forever. Any improvement of those dedicated ways (or portions thereof) shown shaded shall be at the expense of the abutting landowners, subsequent to the United States of America. Prior to acceptance into the public road system, such improvement shall conform to a standard acceptable to the governing municipality.

SECTION 3. Each "Dedicated Pedestrian Right-of-Way", shown by dash-dot-dot lines and designated as such on the Plat, is dedicated to the use of the public forever for pedestrian traffic.

PART B EASEMENTS

SECTION 1. (a) An easement is reserved to the United States of America and its assigns, licenses or permitees, to operate, maintain, repair, replace, relocate and remove such public utility type facilities as now exist in the area dedicated under Part A above and to install, construct, operate, maintain, repair, replace and remove addition public utility type facilities in said dedicated areas. in no event shall the existence of such facilities prohibit use of the dedicated ways by the public, and any damage caused by the construction, operation, maintenance, repair, replacement, relocation or removal of said facilities shall be repaired by the one causing said damage. The owner of the fee underlying a "Dedicated Pedestrian Right-of Way" shall be restricted as stated in Section 2 of this part.

SECTION 3. Properties affected by this Section are benefited or burdened by special use easements, shown by dash-dot-dot lines and by dashed lines identified as "Irrigation Canal Easements", which easements are more specifically defined as follows:

(a)	"Alley"

(1)An easement for all property owners whose property abuts on the "Alley" and for their invitees, to use the area so designated as a secondary means of access.

(2)An easement for the United States of America and its assigns to construct, operate, maintain, repair, replace, remove and relocated public utility type facilities over, under, across and upon said "Alley", In no event shall the existence of such facilities prohibits use of the "Alley" as a secondary means of access. Any damage caused by work upon such facilities shall be repaired by or at the expense or the one causing said damage.

(b)	"Street Easement"

(2) An easement of right-of-way for abutting owners and for their invitees as a means of access between their property and public ways. The "Street Easement" may be improved by the owners of the easement to make it suitable for vehicular and pedestrian traffic.

(2) An easement for the United States of America and its assigns to construct, operate, maintain, repair, replace, remove and relocate public utility type facilities over, under, across and upon the surface of the ground. Any damage caused by work upon such facilities shall be repaired by or at the expense of the one causing said damage.

(c)	"Steam Easement"

An easement for the United States of America and its assigns to operate, maintain, repair, replace,or remove underground steam conduits and appurtenances for transmitting steam for heat and power. The owner of the underlying fee shall restricted in use of this area as stated for facilities in Section 2 of Part B.

(h) "Levee Easement"

An easment for the United States of America to construct, maintain, repair, and remove a levee for the control of flood waters. The owner of the fee underlying a "Levee Easement" may use the area affected only as permitted by the owner of the easement.

PART C LIMITATION

Any payment for any liability which may be incurred hereunder by the United States of America will be subject to the availability of appropriations and to a determination under the Federal Tort Claims Act.

2.	Limitation set forth in Deed given by the United States of America: Recorded: May 11, 1959
Recording No.:    416463
Affects:    Lot 5, Block 630

As follows:
As to that 10.0 foot wide Northwesterly-Southeasterly easement (shown on the Plat by dashed lines and defined in Section 2 of Plat B of Dedication and Easements, as amended, of said Plat), the Grantor limits the use thereof to the installation, operation, maintenance, repair and replacement of public utility pole lines and appurtenances

3.
Easement, including the terms and provisions contained in Deed given by the United States of America, reserved to owner or owners of Lots 1 through 6, Block 630 and to the owner of Block 636, for his use and benefit and for the use and benefit of his invitees, to use that portion of the property herein conveyed (Lot 5) which is defined in said Plat as an alley (subsection (a) of Section 3, Part B of Dedication and Easements, as amended) as a secondary means of access:

Recorded:    May 11, 1959
Recording No.:    416463
We note Relinquishment of Easement: Executed by:    City of Richland
To:    Owner of Lot 5
Recorded:    September 21, 1976

Recording No.:    711571

Whereby the City relinquishes said alley easement over and across Lot 5. We find no relinquishment from the owner or owners of Lots 1, 2, 3, 4 and 6, Block 630 or the owner or owners of Block 636.

4.	This item has been intentionally deleted.

5.	Easement, including the terms and provisions contained in Deed given by the United States of America:

Recorded:    March 3, 1960
Recording No.:    432755

For:	Utilities reserved to the owner or owners of Lots 4 and 5, Block 630, Plat of Richland

6.	Easement, including the terms and provisions contained in document: Recorded: July 26, 1960
Recording No.:    440582
In Favor of:    United States of America

For:	To use public utility type facilities in all their existing locations on Lot 6, Block 630, said plat

7.	Easement, including the terms and provisions contained in document: Recorded: August 25, 1976
Recording No.:    709789
In Favor of:    City of Richland, a municipal corporation

For:	The construction, repair and maintenance of public utilities and services within that portion of Knight Street vacated by Ordinance No. 61-76

8.	Easement, including the terms and provisions contained in document: Recorded: September 21, 1976
Recording No.:    711571
In Favor of:    City of Richland, a municipal corporation

For:	Installation, construction, operation, maintenance, repair, replacement, removal and relocation of facilities over, under and above the relinquished alley easement located in Lot 5

9.	This item has been intentionally deleted.

10.	Utility easements as delineated on attached ALTA Survey No. 94-24409 appear to encroach the main buildings on the East.

11.	This item has been intentionally deleted.

12.	This item has been intentionally deleted.

13.	Unrecorded leasehold interests for tenants with rights as tenants only.

14.	This item has been intentionally deleted.

15.	This item has been intentionally deleted.

16.	This item has been intentionally deleted.

17.	This item has been intentionally deleted.

18.	This item has been intentionally deleted.

19.	This item has been intentionally deleted.

20.	This item has been intentionally deleted.

21.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 8, 2014, last revised October 15, 2014, designated Job Number 03-699E 2014:

(A) Intentionally deleted; (B) Asphalt for turn around and planter are over the easterly line; (C) Building overhang is over the easterly line; (D) Sidewalk is over the easterly line; (E) Hot tub and concrete are over the easterly line; (F) Power transformer over the easterly line; (G) Satellite dish fence over the easterly line; (H) Two traffic poles on the southerly portion of said premises for which we find no easement of record.

22.	A deed of trust to secure an indebtedness in the original principal amount of
$4,695,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Richland, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    Pacific Western Bank

23.	Any Lien, or right to lien, for services, labor or materials theretofore or hereafter furnished, imposed by law and not shown by the public record.

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691863 File No.: NCS-691863-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 13 of 23	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company

Attached to Policy No.: 691863 File No.: NCS-691863-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from George Washington Way (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 802 George Washington Way, Richland, WA 96002, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 8, 2014, last revised October 15, 2014, and designated Job No. 03-699E.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

1.	the failure of the Land to be contiguous; or

2.	the presence of any gaps, strips, or gores separating the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19.1-06 (Contiguity-Single Parcel) Adopted 6/17/06

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Tax Identification Numbers:
1-1198-402-0630-005 and 1-1198-402-
0630-006

2.	the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691863 File No.: NCS-691863-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 23 of 23	ALTA 39.0-06 Policy Authentication (4-2-13)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1
Policy Number: 691855

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro forma No. 4
818 Stewart Street, Suite 800
Seattle, WA 98101
Policy No.: 691855
Address Reference: 161 West 600 South, Salt Lake City, UT 84101 Amount of Insurance: $18,747,888.00
Date of Policy: Date and time of recording

1.	Name of Insured:

RL Salt Lake, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is:

Fee Simple as to Parcels 1, 3 and 4 and an Easement Estate as to Parcels 2 and 5

3.	Title is vested in:

RL Salt Lake, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the City of Salt Lake City, County of Salt Lake, State of Utah, described as follows:

PARCEL 1:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 4, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'07" WEST, A DISTANCE OF 214.959 FEET ALONG THE WEST LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 115.537 FEET; THENCE NORTH 00°01'07" WEST, A DISTANCE OF 115.040 FEET TO THE NORTH LINE OF BLOCK 23; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 400.416 FEET ALONG THE NORTH LINE OF BLOCK 23; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 113.789 FEET; THENCE SOUTH 66°56'14" WEST, A DISTANCE OF 21.743 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 42.765 FEET; THENCE SOUTH 89°57'31" WEST 1.005 FEET; THENCE SOUTH 00°01'13" EAST 82.529 FEET; THENCE NORTH 89°57'31" EAST 165.059 FEET; THENCE SOUTH
00°01'07" EAST 140.241 FEET ALONG THE EAST LINE OF BLOCK 23; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 165.054 FEET; THENCE SOUTH 00°01'08" EAST, A DISTANCE OF 41.264 FEET; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 165.035 FEET TO THE WEST LINE OF LOT 8, BLOCK 23; THENCE NORTH 00°01'09" WEST, A DISTANCE OF 99.036 FEET TO THE NORTHWEST CORNER OF LOT 8; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 329.913 FEET ALONG THE SOUTH LINE OF LOT 4 TO THE POINT OF BEGINNING.

PARCEL 2:

A RIGHT OF WAY APPURTENANT TO PARCEL 1 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF TH OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 6 RODS SOUTH FROM THE NORTHEAST CORNER OF LOT 8, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE WEST 20 RODS; THENCE SOUTH 1 ROD; THENCE EAST 20 RODS; THENCE NORTH 1 ROD TO THE PLACE OF BEGINNING.

PARCEL 3:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 1, BLOCK 23 PLAT "A", SALT LAKE CITY SURVEY AND RUNNING THENCE NORTH 00°01'09" WEST, A DISTANCE OF 214.574 FEET ALONG THE WEST LINE OF LOT 1 AND LOT 8; THENCE NORTH 89°57'31" EAST, A DISTANCE OF 164.939 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 49.517 FEET; THENCE SOUTH
89°57'31" WEST, A DISTANCE OF 41.265 FEET; THENCE SOUTH 00°01'09" EAST, A DISTANCE OF 165.057 FEET TO THE SOUTH LINE OF LOT 1; THENCE SOUTH 89°57'31" WEST, A DISTANCE OF 123.674 FEET ALONG THE SOUTH LINE OF LOT 1 TO THE POINT OF BEGINNING.

PARCEL 4:

BEGINNING AT A POINT WHICH IS NORTH 00°01'07" WEST 1.501 FEET FROM THE NORTHEAST CORNER OF LOT 7, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, RUNNING THENCE SOUTH 89°57'31" WEST 132.048 FEET; THENCE NORTH 00°01'08" WEST 64.465 FEET; THENCE NORTH
89°57'31" EAST 132.045 FEET TO THE EAST LINE OF BLOCK 23; THENCE ALONG SAID LINE SOUTH 00°01'07" EAST 64.465 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

A NON EXCLUSIVE RIGHT OF WAY APPURTENANT TO PARCEL 4 AS DISCLOSED BY QUIT CLAIM DEED RECORDED JUNE 27, 2008 AS ENTRY NO. 8707718 IN BOOK 8827 AT PAGE 4285 OF TH OFFICIAL RECORDS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT A POINT 132 FEET WEST FROM THE NORTHEAST CORNER OF LOT 6, BLOCK 23, PLAT "A", SALT LAKE CITY SURVEY, AND RUNNING THENCE SOUTH 165 FEET; THENCE WEST 32 FEET; THENCE NORTH 42.75 FEET; THENCE IN A NORTHEASTERLY DIRECTION 21.75 FEET TO A POINT 144 FEET WEST AND 113.75 FEET SOUTH OF THE NORTHEAST CORNER OF SAID BLOCK 23; THENCE NORTH 113.75 FEET TO THE NORTH LINE OF SAID BLOCK 23; THENCE EAST 12 FEET TO THE POINT OF BEGINNING.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691855-WA1    Policy No.: 691855

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereof, water rights, claims or title to water.

2.	This item has been intentionally deleted.

3.	This item has been intentionally deleted.

4.	This item has been intentionally deleted.

5.	This item has been intentionally deleted.

6.	This item has been intentionally deleted.

7.	This item has been intentionally deleted.

8.	This item has been intentionally deleted.

9.	This item has been intentionally deleted.

10.	This item has been intentionally deleted.

11.	This item has been intentionally deleted.

12.	This item has been intentionally deleted.

13.
An easement over, across or through the land for right of way and incidental purposes, as granted to California Oil Company, a corporation doing business as Standard Oil Company of California by Instrument recorded April 02, 1965 as Entry No. 2072320 in Book 2311 at Page 514 of Official Records.

(The following affects a portion of Parcel 1)

14.	Terms and conditions of Abstract of Findings and Order recorded July 09, 1969 as Entry No. 2294743 in Book 2770 at Page 391 of Official Records.

(The following affects a portion of Parcel 1)

15.
An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded September 12, 1969 as Entry No. 2302760 in Book 2788 at Page 308 of Official Records.

(The following affects a portion of Parcel 1)

16.	Terms and conditions of Abstract of Findings and Order recorded April 13, 1970 as Entry No. 2328061 in Book 2846 at Page 452 of Official Records.

(The following affects the Southerly portion of Parcel 1)

17.
An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded August 20, 1970 as Entry No. 2346668 in Book 2890 at Page 120 of Official Records.

(The following affects the Westerly portion of Parcel 3)

18.
An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded November 17, 1970 as Entry No. 2358914 in Book 2916 at Page 665 of Official Records.

(The following affects the Westerly portion of Parcel 3)

19.
An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded November 17, 1970 as Entry No. 2358916 in Book 2916 at Page 667 of Official Records.

(The following affects the Easterly portion of Parcel 1)

20.
An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded November 28, 1972 as Entry No. 2502081 in Book 3208 at Page 140 of Official Records.

A Quit Claim Deed, which purports to eliminate a portion of the easement, recorded May 22, 1973 as Entry No. 2541355 in Book 3331 at Page 249 of Official Records.

(The following affects the Southerly portion of Parcel 4)

21.
An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded April 19, 1973 as Entry No. 2533452 in Book 3306 at Page 8 of Official Records.

(The following affects a portion of Parcel 1)

22.
An easement over, across or through the land for gas transmission and incidental purposes, as granted to Mountain Fuel Supply Company, a Corporation of the State of Utah by Instrument recorded April 19, 1973 as Entry No. 2533453 in Book 3306 at Page 9 of Official Records.

(The following affects a portion of Parcels 1, 2 and 3)

23.
An easement over, across or through the land for communication and incidental purposes, as granted to The Mountain States Telephone and Telegraph Company, a Colorado corporation by Instrument recorded December 07, 1973 as Entry No. 2586658 in Book 3472 at Page 5 of Official Records.

(The following affects a portion of Parcel 1)

24.
The effects, if any, of that certain Declaration of Closure of Right of Way and Merger of Title, executed by Tri-Arc Hotel Associates, a limited partnership recorded June 10, 1981 as Entry No. 3573333 in Book 5258 at Page 99 of Official Records.

(The following affects a portion of Parcel 1)

25.	Terms and conditions of Abstract of Findings and Order recorded September 21, 1990 as Entry No. 4968229 in Book 6254 at Page 1432 of Official Records.

26.	Vehicular access is limited to openings permitted by the Utah State Department of Transportation in accordance with Section 41-6a-714, Utah Code Annotated, as amended 2005.

27.	This item has been intentionally deleted.

28.	This item has been intentionally deleted.

29.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Clark Surveying - Mapping - Geospatial on October 7, 2014, last revised October 15, 2014, designated Job Number 14616:

(A)Adjoiner's building in the southeasterly corner of Parcel 2 extends over boundary line to the north onto the subject property by 2.6'; (B) The building extends over a portion of the easement shown in paragraph 15; (C) The building extends over a portion of the easement shown in paragraph 20; (D) The building extends over a portion of the easement shown in paragraph 23.

30.	Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by public records.

31.	A deed of trust to secure an indebtedness in the original principal amount of
$16,000,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Salt Lake, LLC, a Delaware limited liability company Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691855 File No.: NCS-691855-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 12 of 25	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company
Attached to Policy No.: 691855 File No.: NCS-691855-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10892 (7-1-14)	Page 14 of 25	ALTA 9.9-06 Private Rights - Owner's Policy (Rev. 4-2-13)

ENCROACHMENTS - BOUNDARIES AND EASEMENTS ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691855 File No.: NCS-691855-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, "Improvement" means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.
An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

b.	An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

c.
Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

d.	Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4.
This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the encroachments listed as Exceptions 29a through d of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10808 (7-1-14)	Page 16 of 25	ALTA 28.1-06 - Encroachments - Boundaries and Easements (4-2-12)

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Martin Luther King Jr. Blvd., Southwest Temple South 200 West and West 700 South (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 161 West 600 South, Salt Lake City, UT 84101, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Clark Surveying
- Mapping - Geospatial dated October 7, 2014, last revised October 15, 2014, and designated Job No. 14616.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.
the failure of the northesterly line of Parcel 1 of the Land to be contiguous to the westerly line of Parcel 5; the easterly line of Parcel 5 of the Land is contiguous to the westerly line of Parcel 4; the southerly line of Parcel 1 of the Land is contiguous to the northerly line of the easterly half of Parcel 2 of the Land; the southerly line of the easterly half of Parcel 2 of the Land is contiguous to the northerly line of Parcel 3 ; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19-06 (Contiguity-Multiple Parcels) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel: Parcel 1	Tax Identification Numbers: 15-01-478-018-0000
Parcel 3	15-12-227-009-0000
Parcel 4	15-01-478-019-0000

2.
the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, assessments or other charges imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

ENDORSEMENT

Attached to Policy No. 691855 Issued by
First American Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691855 File No.: NCS-691855-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 24 of 25	ALTA 39.0-06 Policy Authentication (4-2-13)

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
First American Financial Corporation's site and its affiliates' sites may contain links to other Web sites. While we try to link only to sites that share our high standards and respect for privacy, we are not responsible for the content or the privacy practices employed by other sites.

Cookies
Some of First American's Web sites may make use of "cookie" technology to measure site activity and to customize information to your personal tastes. A cookie is an element of data that a Web site can send to your browser, which may then store the cookie on your hard drive.
FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS,
FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.
(Covered Risks Continued on Page 2)

In Witness Whereof, First American Title Insurance Company has caused its corporate name to be hereunto affixed by its authorized officers as of Date of Policy shown in Schedule A.

(This Policy is valid only when Schedules A and B are attached)    This Jacket was created electronically and constitutes an original document

Copyright 2006-2009 American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

COVERED RISKS (Continued)

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)	not Known to the Company, not recorded in the Public

Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.

(i)	The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly- owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)	"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.
NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)
The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)
To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title

Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at First American Title Insurance Company, Attn: Claims National Intake Center, 1 First American Way; Santa Ana, CA 92707. Phone: 888-632- 1642.

Name and Address of Title Insurance Company:
First American Title Insurance Company, 1 First American Way, Santa Ana, CA 92707.

File No.: NCS-691853-WA1

Address Reference: 303 North River Drive, Spokane, WA 99201

Amount of Insurance: $21,653,428.00

Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Spokane, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is:

Fee Simple as to Parcel A and B, Easement as to Parcels A1, A2 and C.

3.	Title is vested in:

RL Spokane, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows: PARCEL A:
A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH,
RANGE 43 EAST, W.M., IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11'49" WEST, A DISTANCE OF
459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164, PAGE 587, RECORDS OF DEEDS OF SAID COUNTY;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39'21" WEST
194.31 FEET;
THENCE NORTH 89°18'30" WEST 330.69 FEET;
THENCE NORTH 78°46'00" WEST 183.02 FEET;
THENCE NORTH 74°06'30" WEST 145.65 FEET;
THENCE SOUTH 84°00'30" WEST 68.13 FEET;
THENCE NORTH 73°51'00" WEST 42.67 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING ALONG SAID NORTHERLY LINE, NORTH 73°51'00" WEST 252.68 FEET; THENCE NORTH 80°51'15" WEST 149.99 FEET;
THENCE NORTH 78°32'15" WEST 110.96 FEET;

THENCE NORTH 79°10'30" WEST 114.06 FEET, MORE OR LESS, TO THE EASTERLY RIGHT OF WAY LINE OF WASHINGTON STREET;
THENCE NORTH 16°23'00" EAST ALONG SAID EASTERLY LINE, 25.28 FEET;
THENCE NORTH 02°19'00" EAST ALONG SAID EASTERLY LINE, 400.43 FEET TO A POINT WHICH IS 178.33 FEET NORTHERLY OF THE EAST-WEST CENTERLINE OF SECTION 18; THENCE SOUTH 89°34'53" EAST 770.00 FEET;
THENCE SOUTH 00°25'07" WEST 340.25 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE AS CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED IN VOLUME 627 OF DEEDS AT PAGE 647, SPOKANE COUNTY RECORDS;
THENCE ALONG THE SOUTHERLY LINE OF NORTH RIVER DRIVE, NORTHWESTERLY ALONG A CURVE TO THE RIGHT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 09°52'36" WEST, HAVING A RADIUS OF 490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26'42", AN ARC LENGTH OF 123.53 FEET TO A POINT WITH A RADIAL BEARING OF SOUTH 24°19'18" WEST; THENCE LEAVING SAID SOUTHERLY LINE, SOUTH 13°41'40" WEST 259.69 FEET TO THE SAID TRUE POINT OF BEGINNING OF THIS DESCRIPTION,

EXCEPT ALL THAT PORTION LYING WITHIN THE BOUNDS OF NORTH RIVER DRIVE AND WASHINGTON STREET AS CONVEYED TO THE CITY OF SPOKANE BY THAT CERTAIN DEED RECORDED UNDER AUDITOR'S FILE NO. 8303040033, IN VOLUME 627 OF DEEDS AT PAGE 647, AND BY THAT CERTAIN DEED RECORDED UNDER AUDITOR'S FILE NO. 5040407, SPOKANE COUNTY RECORDS, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO. 4609148.

PARCEL A1:

RECIPROCAL RIGHTS FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS GRANTED IN PARKING AGREEMENT RECORDED APRIL 13, 2001 UNDER SPOKANE COUNTY RECORDING NO. 4575852 OVER THE FOLLOWING DESCRIBED PARCELS:

PARCEL F OF SHORT PLAT NO. CITY 89-07, ACCORDING TO PLAT RECORDED IN VOLUME 7 OF SHORT PLATS, PAGES 91 AND 92, UNDER RECORDING NO. 9108130271, TOGETHER WITH THE WEST 148 FEET OF PARCEL D OF THE NORTHBANK DEVELOPMENT (#CITY 91-07) ACCORDING TO SHORT PLAT RECORDED IN VOLUME 8 OF SHORT PLATS, PAGES 22 AND 23, IN THE CITY OF SPOKANE, SPOKANE COUNTY, WASHINGTON.

PARCEL A2:

AN EASEMENT FOR INGRESS, EGRESS, PARKING AND WALKWAYS AS CREATED BY PARKING AGREEMENT AND RESTRICTIVE COVENANT RECORDED JULY 25, 2001, UNDER SPOKANE COUNTY RECORDING NO. 4613090 AND 4613091 OVER THE FOLLOWING DESCRIBED PROPERTY:

A PARCEL OF LAND IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11'49" WEST, A DISTANCE OF
459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT PAGE 587;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39'21" WEST
194.31 FEET;
THENCE NORTH 89°18'30" WEST 330.69 FEET;
THENCE NORTH 78°46'00" WEST 183.02 FEET;
THENCE NORTH 74°06'30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 74°06'30" WEST 116.65 FEET;
THENCE SOUTH 84°00'30" WEST 68.13 FEET;
THENCE NORTH 73°51'00" WEST 42.67 FEET;

THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41'40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19'18" WEST, HAVING A RADIUS OF
490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26'42", AN ARC LENGTH OF 123.53 FEET; THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25'07" WEST 9.75 FEET;
THENCE SOUTH 89°34'53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25'07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25'07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING. PARCEL B:
A PARCEL OF LAND SITUATED IN THE EAST HALF OF SECTION 18, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., SPOKANE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 18;
THENCE ALONG THE EAST LINE OF SAID SECTION, SOUTH 00°11'49" WEST, A DISTANCE OF
459.90 FEET, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY PERCY B. THOMPSON TO THE SPOKANE INTERNATIONAL RAILWAY COMPANY BY QUIT CLAIM DEED DATED DECEMBER 12, 1905, RECORDED DECEMBER 14, 1905, IN VOLUME 164 OF DEEDS AT PAGE 587;
THENCE ALONG THE NORTHERLY LINE OF SAID DEEDED PARCEL, NORTH 89°39'21" WEST
194.31 FEET;
THENCE NORTH 89°18'30" WEST 330.69 FEET;
THENCE NORTH 78°46'00" WEST 183.02 FEET;
THENCE NORTH 74°06'30" WEST 29.00 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION;
THENCE CONTINUING NORTH 74°06'30" WEST 116.65 FEET; THENCE SOUTH 84°00'30" WEST 68.13 FEET;
THENCE NORTH 73°51'00" WEST 42.67 FEET;
THENCE LEAVING SAID NORTHERLY LINE, NORTH 13°41'40" EAST 259.69 FEET TO THE SOUTHERLY LINE OF NORTH RIVER DRIVE, AS ESTABLISHED BY THAT CERTAIN DEED TO THE CITY OF SPOKANE RECORDED IN VOLUME 627 AT PAGE 647, SPOKANE COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY LINE, SOUTHEASTERLY ALONG A CURVE TO THE LEFT, FROM A POINT WITH A RADIAL BEARING OF SOUTH 24°19'18" WEST, HAVING A RADIUS OF
490.00 FEET, THROUGH A CENTRAL ANGLE OF 14°26'42", AN ARC LENGTH OF 123.53 FEET; THENCE LEAVING SAID SOUTHERLY LINE SOUTH 00°25'07" WEST 9.75 FEET;
THENCE SOUTH 89°34'53" EAST, 43.54 FEET TO A POINT LYING NORTH 00°25'07" EAST FROM THE TRUE POINT OF BEGINNING;
THENCE SOUTH 00°25'07" WEST 242.72 FEET TO THE SAID TRUE POINT OF BEGINNING, AS DISCLOSED BY CERTIFICATE OF APPROVAL OF BOUNDARY LINE ADJUSTMENT RECORDED JULY 16, 2001 UNDER RECORDING NO. 4609148.

PARCEL C:

AN EASEMENT FOR A RESTAURANT IN THE AIRSPACE OVER PUBLIC PROPERTY AS ESTABLISHED BY EASEMENT AND AGREEMENT RECORDED MAY 4, 1984 UNDER SPOKANE COUNTY RECORDING NO. 8405040161.

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

EXCEPTIONS FROM COVERAGE

File No.: NCS-691853-WA1

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	This item has been intentionally deleted.

3.	This item has been intentionally deleted.

4.
Reservation as contained in the Resolution adopted by the City Council of the City of Spokane January 9, 1906, No. A2244, filed March 15, 1918 and recorded April 1, 1918, in Volume "S" of Miscellaneous Records, Page 350, under Recording No. 524839, as follows:

The City of Spokane reserves the right to construct and maintain in North River Avenue and North Center Street such sewers as may be necessary for an outlet to Spokane River for any sewer systems adopted by the City for that portion thereof now embraced in the Fifty Ward, or any part thereof

5.	Easement, including terms and provisions contained therein:
Recording Information:    December 2, 1948 under Recording No. 852724A In Favor of:    City of Spokane, a municipal corporation

For:	The right, easement and authority to lay out construct, reconstruct, operate and maintain a sewer, together with all rights incidental thereto
Affects:    as described therein

6.	Easement, including terms and provisions contained therein:
Recording Information:    May 24, 1949 under Recording No. 880965A In Favor of:    City of Spokane
For:    Sewer line
Affects:    as described therein

7.	Reservations and exceptions, including the terms and conditions thereof: Reserving: Minerals
Reserved By:    City of Spokane, a municipal corporation
Recorded:    June 13, 1972
Recording Information:    629015C

8.	Reservations and exceptions, including the terms and conditions thereof: Reserving: Minerals
Reserved By:    Union Pacific Land Resources Corporation
Recorded:    April 28, 1982
Recording Information:    8204280167

9.	Easement, including terms and provisions contained therein:
Recording Information:    May 4, 1984 under Recording No. 8405040159 In Favor of:    The City of Spokane, a municipal corporation

For:	a 25 foot easement for the construction and maintenance of a public water main
Affects:    as described therein

10.	The terms, provisions and easement(s) contained in the document entitled "Agreement" recorded May 4, 1984 as Recording No. 8405040160 of Official Records.

11.	The terms and provisions contained in the document entitled "Agreement" recorded May 4, 1984 as Recording No. 8405040161 of Official Records.

12.	The terms and provisions contained in the document entitled "Agreement" recorded June 6, 1988 as Recording No. 8806060131 of Official Records.

13.	The terms, provisions and easement(s) contained in the document entitled "Easement" recorded April 13, 2001 as Recording No. 4575851 of Official Records.

Document(s) declaring modifications thereof recorded March 22, 2002 as Recording No. 4704104 of Official Records.

14.	The terms, provisions and easement(s) contained in the document entitled "Parking Agreement" recorded April 13, 2001 as Recording No. 4575852 of Official Records.

Document(s) declaring modifications thereof recorded March 22, 2002 as Recording No. 4704105 of Official Records.

15.	The terms and provisions contained in the document entitled "Waterline Agreement" recorded April 13, 2001 as Recording No. 4575853 of Official Records.

16.	Terms, covenants, conditions and restrictions as contained in recorded Lot Line Adjustment (Boundary Line Revision) Z01B0068 :
Recorded:    July 16, 2001
Recording Information:    4609148

17.	The terms, provisions and easement(s) contained in the document entitled "Parking Agreement and Restrictive Covenant" recorded July 25, 2001 as Recording Nos. 4613090 and 4613091 of Official Records.

18.	This item has been intentionally deleted.

19.	Any question that may arise due to the shifting and/or changing in the course of Spokane River.

20.	Right of the State of Washington in and to that portion, if any, of the property herein described which lies below the line of ordinary high water of Spokane River.

21.
Rights of the general public to the unrestricted use of all the waters of a navigable body of water not only for the primary purpose of navigation, but also for corollary purposes; including (but not limited to) fishing, boating, bathing, swimming, water skiing and other related recreational purposes, as those waters may affect the tidelands, shorelands or adjoining uplands and whether the level of the water has been raised naturally or artificially to a maintained or fluctuating level, all as further defined by the decisional law of this state. (Affects all of the premises subject to such submergence)

22.	This item has been intentionally deleted.

23.	Unrecorded leasehold interests for tenants with rights as tenants only.

24.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 02, 2014, last revised November , 2014, designated Job Number 01-561-2014:

(A)Brick paving crosses onto the southern side of the subject property without noted easement;
(B)Four-foot vinyl fences cross onto the southeastern side of the subject property; (C) Concrete paving, ownership unknown, crosses through the northwestern corner of the northeastern portion of Parcel A; (D) Concrete sidewalk crosses onto the northwestern side of the southern portion of Parcel A; (E) Six-foot wood fence and concrete paving cross the southern boundary line onto adjoining property by 4.3 feet; (F) Five-foot wood fence crosses the southern boundary line onto adjoining property by 1.4 feet; (G) Gas valve assembly lies upon the southern boundary line; (H) Multiple parking spaces cross the northern, western, and eastern boundary lines of the northeastern portion of Parcel A; (I) "Park & Lock" sign and pay box lie over the southwestern boundary line of the northwestern portion of Parcel A into North River Drive right-of-way; (J) Building lies over the sewer easements noted in Schedule B items 5 and 6; (K) Northern portion of the building and building canopy are into the 25-foot sewer easement noted in Schedule B item 10; (L) Southwestern corner of the building is into the 25-foot water easement noted in Schedule B item 9; (M) Electric/telephone line, power pole, and guy wire along the northwestern side of the subject property lack any easement.

25.	A deed of trust to secure an indebtedness in the original principal amount of
$18,600,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Spokane, LLC, a Delaware limited liability company Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company

Attached to Policy No.: 691853 File No.: NCS-691853-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 13 of 27	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

PRIVATE RIGHTS - OWNER'S POLICY

Issued by
First American Title Insurance Company

Attached to Policy No.: 691853 File No.: NCS-691853-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	"Private Right" means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner's Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured's Title.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Washington Street and North River Drive (the "Street(s)"), (ii) the Street(s) is/are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that/those portion(s) of the Street(s) abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 17-06 (Access and Entry) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of a Hotel, known as 303 North River Drive, Spokane, WA 99201, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 22-06 (Location) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the easterly line of that of portion of Parcel A lying southerly of North River Road of the Land to be contiguous to the westerly line of Parcel B ; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 19-06 (Contiguity-Multiple Parcels) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 2, 2014, last revised on November , 2014, and designated Job No. 01- 561-2014.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 25-06 (Same as Survey) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

Parcel:    Tax Identification Numbers:
A    35185.0024
B    35184.0025

2.
the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, assessments or other charges imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 18.1-06 (Multiple Tax Parcel) Adopted 6/17/06

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association
Endorsement 8.2-06 (Commercial Environmental Protection Lien) Adopted 10/16/08

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

American Land Title Association Endorsement 26-06 (Subdivision) Adopted 10/16/08

POLICY AUTHENTICATION ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691853 File No.: NCS-691853-WA1
When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

IN WITNESS WHEREOF, the Company has caused this endorsement to be issued and become valid when signed by an authorized officer or licensed agent of the Company.

Date: pro forma

By:

Authorized Countersignature

Form 50-10899 (7-1-14)	Page 23 of 27	ALTA 39.0-06 Policy Authentication (4-2-13)

MINERALS AND OTHER SUBSURFACE SUBSTANCES - BUILDINGS ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691853 File No.: NCS-691853-WA1

1.
The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, "Improvement" means a building on the Land at Date of Policy.

3.
The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	contamination, explosion, fire, vibration, fracturing, earthquake or subsidence;

b.	negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substance; or

c.	the exercise of the rights described in (7 and 8).*

*Instructional note: identify the interest excepted from the description of the Land in Schedule A or excepted in Schedule B that you intend to exclude from this coverage.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

PRO | First American Title Insurance Company

Dennis J. Gilmore
President

Jeffrey S. Robinson
Secretary

By:

Authorized Countersignature

Form 50-10809 (7-1-14)	Page 25 of 27	ALTA 35-06 Minerals and Other Subsurface Substances - Buildings (4-2-12)

ENCROACHMENTS - BOUNDARIES AND EASEMENTS ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691853 File No.: NCS-691853-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, "Improvement" means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.
An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

b.	An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

c.
Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

d.	Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4.
This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the encroachments listed as Exceptions 24 A through M of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10808 (7-1-14)	Page 27 of 27	ALTA 28.1-06 - Encroachments - Boundaries and Easements (4-2-12)

Form No. 1402.06
ALTA Owner's Policy (6-17-06) 1100302P050600

Policy Page 1 Policy Number: 691866-O

OWNER’S POLICY OF TITLE INSURANCE
ISSUED BY
First American Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS, FIRST AMERICAN TITLE INSURANCE COMPANY, a
Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1.	Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

(a)	A defect in the Title caused by

(i)	forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

(ii)	failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;

(v)	a document executed under a falsified, expired, or otherwise invalid power of attorney;

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

(vii)	a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.	Unmarketable Title.

4.	No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.	An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9.	Title being vested other than as stated in Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(i)	the occupancy, use, or enjoyment of the Land;

(ii)	the character, dimensions, or location of any improvement erected on the Land;

(iii)	the subdivision of land; or

(iv)	environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
(b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.

3.	Defects, liens, encumbrances, adverse claims, or other matters

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risks 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.	DEFINITION OF TERMS
The following terms when used in this policy mean:

(a)
"Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b)	"Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c)	"Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d)	"Insured": The Insured named in Schedule A.
(i)The term "Insured" also includes

(A)	successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B)	successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C)	successors to an Insured by its conversion to another kind of Entity;

(D)	a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1)	if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2)	if the grantee wholly owns the named Insured,

(3)	if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4)	if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii)	With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e)	"Insured Claimant": An Insured claiming loss or damage.

(f)
"Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g)
"Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)	"Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i)
"Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j)	"Title": The estate or interest described in Schedule A.

(k)
"Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2.	CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3.	NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4.	PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5.	DEFENSE AND PROSECUTION OF ACTIONS

(a)
Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b)	The Company shall have the right, in addition to the options contained in

Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c)
Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6.	DUTY OF INSURED CLAIMANT TO COOPERATE

(a)
In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b)
The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7.	OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay. Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i)
To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii)	To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs,

attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8.	DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a)	The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(iii)	the Amount of Insurance; or

(iv)	the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b)	If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i)	the Amount of Insurance shall be increased by 10%, and

(ii)	the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c)	In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9.	LIMITATION OF LIABILITY

(a)
If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b)
In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c)	The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10.	REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11.	LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12.	PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13.	RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a)
Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b)
The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14.	ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is
$2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of
$2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15.	LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a)
This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c)	Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d)
Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16.	SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.	CHOICE OF LAW; FORUM

(a)
Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefore in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located. Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b)
Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18.	NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at 1 First American Way, Santa Ana, CA 92707, Attn: Claims Department.

POLICY OF TITLE INSURANCE

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SCHEDULE A

First American Title Insurance Company

Name and Address of the issuing Title Insurance Company: First American Title Insurance Company
Pro forma No. 2
818 Stewart Street, Suite 800
Seattle, WA 98101

File No.: NCS-691866-WA1    Policy No.: 691866-O
Address Reference: 1313 North Bayshore Drive, Coos Bay, OR 97420 Amount of Insurance: $3,006,747.00
Date of Policy: Date and Time of Recording

1.	Name of Insured:

RL Coos Bay, LLC, a Delaware limited liability company

2.	The estate or interest in the Land that is insured by this policy is: Fee Simple

3.	Title is vested in:

RL Coos Bay, LLC, a Delaware limited liability company

4.	The Land referred to in this policy is described as follows:

Real property in the County of Coos, State of Oregon, described as follows:

BEING A PORTION OF BLOCKS 35 AND 36, OF NASBURG'S ADDITION ALONG WITH A PORTION OF BLOCKS 36, 32, 63 AND 62 OF BENNETT'S ADDITION TO COOS BAY. INCLUDING THAT PORTION OF VACATED 4TH, 5TH AND 6TH STREET AND 7TH COURT.

MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 35, NASBURG'S ADDITION TO COOS BAY; THENCE NORTH 00° 00' 20" WEST A DISTANCE OF 171.17 FEET; THENCE NORTH 60° 30' 00" EAST A DISTANCE OF 591.96 FEET TO A POINT LOCATED ON THE WESTERLY LINE OF U.S. HIGHWAY 101; THENCE ALONG SAID WESTERLY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1949.86 FEET AND A CENTRAL ANGLE OF 1° 36' 18" A DISTANCE OF 54.62 FEET (WHOSE LONG CHORD BEARS SOUTH 40° 18' 48" EAST 54.62 FEET); THENCE ALONG A SPIRAL CURVE TO THE LEFT HAVING A CENTERLINE LENGTH OF 300.00 FEET AND AN S VALUE OF 4° 30' (WHOSE LONG CHORD BEARS SOUTH 42° 24' 10" EAST 303.05 FEET); THENCE SOUTH 43°
54' 35" EAST A DISTANCE OF 241.83 FEET TO THE BEGINNING OF A CURVE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 13.50 FEET AND A CENTRAL ANGLE OF 133° 54' 00" A DISTANCE OF 31.54 FEET (WHOSE LONG CHORD BEARS SOUTH 23° 02' 25" WEST 24.84
FEET); THENCE SOUTH 89° 59' 25" WEST A DISTANCE OF 471.94 FEET; THENCE NORTH 00°
04' 35" EAST A DISTANCE OF 99.97 FEET; THENCE SOUTH 89° 59' 25" WEST A DISTANCE OF
242.89 FEET, MORE OR LESS; THENCE SOUTH 00° 04' 35" WEST A DISTANCE OF 99.97 FEET; THENCE SOUTH 89° 59' 25" WEST A DISTANCE OF 197.97 FEET TO THE POINT OF BEGINNING.

SAVE AND EXCEPT THAT PORTION CONVEYED TO STATE OF OREGON, BY AND THROUGH ITS

DEPARTMENT OF TRANSPORTATION BY INSTRUMENT RECORDED AUGUST 27, 2012 AS MICROFILM NO. 2012-7064, RECORDS OF COOS COUNTY, OREGON

NOTICE: This is a pro-forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insure. The inclusion of endorsements as part of the pro-forma policy in no way evidences the willingness of the Company to provide any affirmative coverage shown therein.

There are requirements which must be met before a final policy can be issued in the same form as this pro-forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.

SCHEDULE B

File No.: NCS-691866-WA1    Policy No.: 691866-O

EXCEPTIONS FROM COVERAGE

This Policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	This item has been intentionally deleted.

2.	This item has been intentionally deleted.

3.	This item has been intentionally deleted.

4.	This item has been intentionally deleted.

5.	This item has been intentionally deleted.

6.	Water rights, claims to water or title to water, whether or not such rights are a matter of public record.

7.	Taxes for the fiscal year 2014-2015 a lien due, but not yet payable.

8.	This item has been intentionally deleted.

9.
A perpetual right and easement to construct, maintain, repair and have free access to all slopes of cuts of fills for a width of 10 feet outside Southwesterly boundary of right of way of relocated Oregon Coast Highway as occasioned by or resulting from construction, operation or maintenance of a public highway and its appurtenances as granted to the State of Oregon, by and through its State Highway Commission, including terms and provisions thereof.

Recorded:	Book 137, Page 521; Book 138, Page 32; Book 138, Page 425 and Book 137, Page 295, Deed Records of Coos County, Oregon

10.	This item has been intentionally deleted.

11.	This item has been intentionally deleted.

12.	Reservation of utilities in vacated street area, and the right to maintain the same, as set forth in the City of Coos Bay Ordinance No. 1547, including terms and provisions thereof.
Recorded:    May 23, 1941 in Volume 139, Page 274, Records of Coos County, Oregon (Affects Vacated 4th Street)

13.	Reservation of utilities in vacated street area, and the right to maintain the same, as set forth in the City of Coos Bay Ordinance No. 2020, including terms and provisions thereof.
Recorded:    June 18, 1959 in Volume 272, Page 170, Records of Coos County, Oregon

(Affects Vacated 5th and 6th Street)

14.	Easement, including terms and provisions contained therein:
Recording Information: March 18, 1971 as Microfilm No. 71-3-56983, Records of Coos County, Oregon
In Favor of:    The City of Coos Bay, Oregon and the City of North Bend, Oregon

15.	Easement, including terms and provisions contained therein:
Recording Information November 03, 1975 as Microfilm No. 75-11-120750, Records of Coos County, Oregon
In Favor of:    City of Coos Bay Ordinance No. 2654

For:	reservation of utilities in vacated street area, and the right to maintain the same
Affects:    Vacated 7th Court

16.	This item has been intentionally deleted.

17.	Lease and the terms and conditions thereof:
Lessor:    RLH Partnership, L.P., a Delaware Limited Partnership
Lessee:    Red Lion Hotels, Inc., a Delaware Corporation
Recorded:    August 02, 1995
Recording Information: 95-08-0081, Records of Coos County, Oregon

18.	This item has been intentionally deleted.

19.	Easement for slopes as disclosed by instrument recorded August 27, 2012 as Microfilm No. 2012- 7063, Records of Coos County, Oregon.

20.	Easement for Work Area as disclosed by instrument recorded August 27, 2012 as Microfilm No. 2012-7063, Records of Coos County, Oregon

21.
Reservation of access rights, as disclosed in Warranty Deed to State of Oregon, by and through its Department of Transportation recorded August 27, 2012 as microfilm no. 2012-7064, Records of Coos County, Oregon.

22.
Easement to construct and maintain slopes, including the terms and provisions thereof as disclosed in Warranty Deed to State of Oregon, by and Through its Department of Transportation by instrument recorded August 27, 2012 as microfilm no. 2012-7064, Records of Coos County, Oregon.

23.	This item has been intentionally deleted.

24.
Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Duryea & Associates, P.S. on October 07, 2014, last revised October 20, 2014, designated Job Number 12-1666:

(A)Sidewalk along the northwestern boundary line of the subject property crosses onto the northwestern side of the subject property; (B) Sidewalk crosses onto the northeastern side of the subject property.

25.	A deed of trust to secure an indebtedness in the original principal amount of
$2,705,000.00 recorded as Document No. of Official Records. Dated:
Trustor:    RL Coos Bay, LLC, a Delaware limited liability company
Trustee:
Beneficiary:    Pacific Western Bank, a California State-Chartered Bank

ENDORSEMENT ATTACHED TO POLICY NO. 691866-O
ISSUED BY
BLANK TITLE INSURANCE COMPANY

Date : Premium :

The Company agrees that it will not assert the provisions of Condition 15(c) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of

(1)	any amendment or endorsement to this policy being issued electronically or

(2)	any amendment or endorsement to this policy not being authenticated by an authorized person.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Order Reference: NCS-691866-WA1

COVENANTS, CONDITIONS AND RESTRICTIONS - IMPROVED LAND - OWNER'S POLICY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	"Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
"Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c, any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

By:

Authorized Countersignature

Form 50-10801 (7-1-14)	Page 12 of 18	ALTA 9.2-06 Covenants, Conditions and Restrictions Improved Land - Owner's Policy (Rev. 4-2-12)

ACCESS AND ENTRY ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1
The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Hemlock Avenue, North Bayshore Drive and Ivy Avenue (the "Street"), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10045 (7-1-14)	Page 13 of 18	ALTA 17-06 Access and Entry (6-17-06)

SAME AS SURVEY ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by Duryea & Associates, P.S. dated October 7, 2014, last revised November 7, 2014, and designated Job No. 12-1666.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10059 (7-1-14)	Page 14 of 18	ALTA 25-06 Same as Survey (10-16-08) CLTA 116.1-06 (10-16-08)

CONTIGUITY - MULTIPLE PARCELS ENDORSEMENT

Issued by

First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1
The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the Land to be contiguous; or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10050 (7-1-14)    Page 15 of 18    ALTA 19-06 Contiguity - Multiple Parcels (6-17-06)

SINGLE TAX PARCEL ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1
The Company insures against loss or damage sustained by the Insured by reason of the Land being taxed as part of a larger parcel of land or failing to constitute a separate tax parcel for real estate taxes.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10048 (7-1-14)	Page 16 of 18	ALTA 18-06 Single Tax Parcel (6-17-06)

COMMERCIAL ENVIRONMENTAL PROTECTION LIEN ENDORSEMENT

Issued by
First American Title Insurance Company
Attached to Policy No.: 691866-O File No.: NCS-691866-WA1
The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Date: pro forma

Form 50-10021 (7-1-14)	Page 17 of 18	ALTA 8.2-06 Commercial Environmental Protection Lien (10-16-08) CLTA 110.9.1-06 (10-16-08)

Privacy Information
We Are Committed to Safeguarding Customer Information
In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information - particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our subsidiaries we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability
This Privacy Policy governs our use of the information that you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its Fair Information Values.

Types of Information
Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

•	Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;

•	Information about your transactions with us, our affiliated companies, or others; and

•	Information we receive from a consumer reporting agency.
Use of Information
We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers
Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security
We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's Fair Information Values. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Information Obtained Through Our Web Site
First American Financial Corporation is sensitive to privacy issues on the Internet. We believe it is important you know how we treat the information about you we receive on the Internet.
In general, you can visit First American or its affiliates' Web sites on the World Wide Web without telling us who you are or revealing any information about yourself. Our Web servers collect the domain names, not the e-mail addresses, of visitors. This information is aggregated to measure the number of visits, average time spent on the site, pages viewed and similar information. First American uses this information to measure the use of our site and to develop ideas to improve the content of our site.
There are times, however, when we may need information from you, such as your name and email address. When information is needed, we will use our best efforts to let you know at the time of collection how we will use the personal information. Usually, the personal information we collect is used only by us to respond to your inquiry, process an order or allow you to access specific account/profile information. If you choose to share any personal information with us, we will only use it in accordance with the policies outlined above.

Business Relationships
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FirstAm.com uses stored cookies. The goal of this technology is to better serve you when visiting our site, save you time when you are here and to provide you with a more meaningful and productive Web site experience.
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Fair Information Values
Fairness We consider consumer expectations about their privacy in all our businesses. We only offer products and services that assure a favorable balance between consumer benefits and consumer privacy.
Public Record We believe that an open public record creates significant value for society, enhances consumer choice and creates consumer opportunity. We actively support an open public record and emphasize its importance and contribution to our economy.
Use We believe we should behave responsibly when we use information about a consumer in our business. We will obey the laws governing the collection, use and dissemination of data.
Accuracy We will take reasonable steps to help assure the accuracy of the data we collect, use and disseminate. Where possible, we will take reasonable steps to correct inaccurate information. When, as with the public record, we cannot correct inaccurate information, we will take all reasonable steps to assist consumers in identifying the source of the erroneous data so that the consumer can secure the required corrections.
Education We endeavor to educate the users of our products and services, our employees and others in our industry about the importance of consumer privacy. We will instruct our employees on our fair information values and on the responsible collection and use of data. We will encourage others in our industry to collect and use information in a responsible manner.
Security We will maintain appropriate facilities and systems to protect against unauthorized access to and corruption of the data we maintain.
Form 50-PRIVACY (9/1/10)    Page 1 of 1    Privacy Information (2001-2010 First American Financial Corporation)